SEC File Nos. 333-138648

811-21981

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 41

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 43

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Courtney R. Taylor, Secretary

American Funds Target Date Retirement Series

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on January 1, 2025, pursuant to paragraph (b) of Rule 485.

American Funds Target Date Retirement Series® Prospectus January 1, 2025

Class	A	C	T	F-1	F-2	F-3	R-1
American Funds® 2070 Target Date Retirement Fund	AAFJX	CCGDX	TDABX	FATSX	FBAJX	FCBEX	RAADX
American Funds® 2065 Target Date Retirement Fund	AAOTX	CCLTX	TDTTX	FAXTX	FBMTX	FCQTX	RAQTX
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX
Class	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
American Funds® 2070 Target Date Retirement Fund	RAABX	RBAHX	RCADX	RCAEX	RAAJX	REAGX	RFBFX
American Funds® 2065 Target Date Retirement Fund	RBOTX	RBEOX	RCPTX	RDLTX	RHLTX	REOTX	RFVTX
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of contents

Summaries:

American Funds 2070 Target Date Retirement Fund 1

American Funds 2065 Target Date Retirement Fund 7

American Funds 2060 Target Date Retirement Fund 14

American Funds 2055 Target Date Retirement Fund 20

American Funds 2050 Target Date Retirement Fund 26

American Funds 2045 Target Date Retirement Fund 32

American Funds 2040 Target Date Retirement Fund 38

American Funds 2035 Target Date Retirement Fund 44

American Funds 2030 Target Date Retirement Fund 50

American Funds 2025 Target Date Retirement Fund 57

American Funds 2020 Target Date Retirement Fund 64

American Funds 2015 Target Date Retirement Fund 71

American Funds 2010 Target Date Retirement Fund 78

Investment objectives, strategies and risks 85

Information regarding the underlying funds 93

Management and organization 100

Shareholder information 102

Purchase, exchange and sale of shares 103

How to sell shares 105

Distributions and taxes 106

Choosing a share class 107

Sales charges 107

Sales charge reductions and waivers 110

Rollovers from retirement plans to IRAs 114

Plans of distribution 115

Other compensation to dealers 115

Fund expenses 117

Financial highlights 118

Appendix 143

American Funds 2070 Target Date Retirement Fund

Investment objectives

Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.28%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.10	0.08	0.11	0.07%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.76	1.48	0.71	0.74	0.45	0.39	1.48

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.33	0.23	0.19	0.13	0.16%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.46	1.21	1.07	0.76	0.54	0.44	0.39

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

American Funds Target Date Retirement Series / Prospectus     1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$648	$251	$321	$76	$46	$40	$151	$149	$123
3 years	804	468	471	237	144	125	468	462	384
5 years	973	808	635	411	252	219	808	797	665
10 years	1,463	1,573	1,110	918	567	493	1,768	1,746	1,466

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$109	$78	$55	$45	$40		1 year	$151
3 years	340	243	173	141	125		3 years	468
5 years	590	422	302	246	219		5 years	808
10 years	1,306	942	677	555	493		10 years	1,573

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the period from May 3, 2024, when the fund commenced investment operations, to the end of the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal investment strategies

The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

2     American Funds Target Date Retirement Series / Prospectus

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     3

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

4     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results Because the fund has been in operation for less than one full calendar year, information regarding investment results is not available as of the date of this prospectus.

American Funds Target Date Retirement Series / Prospectus     5

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	1 year	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	1 year	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	1 year	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	1 year	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	1 year	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	1 year	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

6     American Funds Target Date Retirement Series / Prospectus

American Funds 2065 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.26%	1.00%	0.25%	0.25%	none	none	0.99%
Other expenses	0.10	0.10	0.10	0.12	0.10%	0.01%	0.11
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.74	1.48	0.73	0.75	0.48	0.39	1.48

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.20	0.15	0.11	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.48	1.18	1.03	0.74	0.53	0.44	0.39

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

American Funds Target Date Retirement Series / Prospectus     7

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$646	$251	$323	$77	$49	$40	$151	$151	$120
3 years	798	468	478	240	154	125	468	468	375
5 years	963	808	646	417	269	219	808	808	649
10 years	1,441	1,568	1,134	930	604	493	1,768	1,768	1,432

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$105	$76	$54	$45	$40		1 year	$151
3 years	328	237	170	141	125		3 years	468
5 years	569	411	296	246	219		5 years	808
10 years	1,259	918	665	555	493		10 years	1,568

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

8     American Funds Target Date Retirement Series / Prospectus

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     9

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

10     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     11

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	Lifetime
R-6 – Before taxes	3/27/2020	21.55%	14.87%
A – Before taxes	3/27/2020	14.21	12.66
– After taxes on distributions		13.78	12.17
– After taxes on distributions and sale of fund shares		8.77	9.98

Share classes (before taxes)	Inception date	1 year	Lifetime
C	3/27/2020	19.21%	13.67%
F-1	3/27/2020	21.16	14.50
F-2	3/27/2020	21.41	14.78
F-3	3/27/2020	21.55	14.87
R-1	3/27/2020	20.29	13.95
R-2	3/27/2020	20.31	13.62
R-2E	3/27/2020	20.66	13.99
R-3	3/27/2020	20.82	14.14
R-4	3/27/2020	21.17	14.49
R-5E	3/27/2020	21.48	14.71
R-5	3/27/2020	21.53	14.82

Indexes*	1 year	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	20.12%
S&P Target Date 2065+ Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.84	15.79
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	–1.45

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2065+ Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

12     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	5 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     13

American Funds 2060 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.99%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.10	0.10	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.73	1.47	0.73	0.75	0.48	0.39	1.48

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.20	0.15	0.11	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.48	1.18	1.03	0.74	0.53	0.44	0.39

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$645	$250	$323	$77	$49	$40	$151	$151	$120
3 years	795	465	478	240	154	125	468	468	375
5 years	958	803	646	417	269	219	808	808	649
10 years	1,429	1,557	1,134	930	604	493	1,768	1,768	1,432

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$105	$76	$54	$45	$40		1 year	$150
3 years	328	237	170	141	125		3 years	465
5 years	569	411	296	246	219		5 years	803
10 years	1,259	918	665	555	493		10 years	1,557

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

14     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     15

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

16     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     17

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	Lifetime
R-6 – Before taxes	3/27/2015	21.61%	11.32%	8.88%
A – Before taxes	3/27/2015	14.14	9.61	7.78
– After taxes on distributions		13.61	8.74	7.07
– After taxes on distributions and sale of fund shares		8.81	7.55	6.18

Share classes (before taxes)	Inception date	1 year	5 years	Lifetime
C	3/27/2015	19.35%	10.13%	7.77%
F-1	3/27/2015	21.14	10.92	8.51
F-2	3/27/2015	21.50	11.22	8.78
F-3	1/27/2017	21.56	11.33	9.77
R-1	3/27/2015	20.27	10.12	7.77
R-2	3/27/2015	20.28	10.11	7.71
R-2E	3/27/2015	20.61	10.43	8.08
R-3	3/27/2015	20.75	10.60	8.17
R-4	3/27/2015	21.20	10.93	8.51
R-5E	11/20/2015	21.38	11.14	9.40
R-5	3/27/2015	21.50	11.25	8.82

Indexes*	1 year	5 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.11%
S&P Target Date 2060 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.74	11.04	8.19
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.22

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2060 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

18     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	10 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     19

American Funds 2055 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.10	0.10	0.10	0.12	0.10%	0.01%	0.10%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	0.73	1.46	0.73	0.75	0.48	0.39	1.48

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.11	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Total annual fund operating expenses	1.48	1.19	1.03	0.74	0.53	0.44	0.39

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$645	$249	$323	$77	$49	$40	$151	$151	$121
3 years	795	462	478	240	154	125	468	468	378
5 years	958	797	646	417	269	219	808	808	654
10 years	1,429	1,548	1,134	930	604	493	1,768	1,768	1,443

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$105	$76	$54	$45	$40		1 year	$149
3 years	328	237	170	141	125		3 years	462
5 years	569	411	296	246	219		5 years	797
10 years	1,259	918	665	555	493		10 years	1,548

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

20     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     21

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

22     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     23

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	2/1/2010	21.40%	11.35%	8.73%	10.21%
A – Before taxes	2/1/2010	14.09	9.68	7.74	9.39
– After taxes on distributions		13.54	8.69	6.85	N/A
– After taxes on distributions and sale of fund shares		8.80	7.60	6.12	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	19.10%	10.16%	N/A	7.77%
F-1	2/21/2014	20.99	10.94	N/A	8.41
F-2	2/21/2014	21.29	11.25	N/A	8.68
F-3	1/27/2017	21.39	11.35	N/A	9.80
R-1	2/1/2010	20.09	10.12	7.53%	8.99
R-2	2/1/2010	20.09	10.13	7.56	9.04
R-2E	8/29/2014	20.44	10.46	N/A	7.79
R-3	2/1/2010	20.61	10.62	8.03	9.49
R-4	2/1/2010	21.01	10.96	8.36	9.83
R-5E	11/20/2015	21.26	11.18	N/A	9.43
R-5	2/1/2010	21.32	11.29	8.68	10.16

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	13.40%
S&P Target Date 2055 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.62	10.98	7.99	9.60
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.37

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2055 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

24     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     25

American Funds 2050 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.10	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	0.69	1.43	0.71	0.73	0.46	0.37	1.46

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.11	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	1.46	1.17	1.01	0.72	0.51	0.42	0.37

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$641	$246	$321	$75	$47	$38	$149	$149	$119
3 years	783	452	471	233	148	119	462	462	372
5 years	937	782	635	406	258	208	797	797	644
10 years	1,384	1,511	1,110	906	579	468	1,746	1,746	1,420

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$103	$74	$52	$43	$38		1 year	$146
3 years	322	230	164	135	119		3 years	452
5 years	558	401	285	235	208		5 years	782
10 years	1,236	894	640	530	468		10 years	1,511

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

26     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     27

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

28     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     29

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	20.83%	11.41%	8.77%	11.26%
A – Before taxes	2/1/2007	13.39	9.72	7.78	7.01
– After taxes on distributions		12.79	8.68	6.81	N/A
– After taxes on distributions and sale of fund shares		8.39	7.62	6.12	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	18.45%	10.21%	N/A	7.80%
F-1	2/21/2014	20.33	11.01	N/A	8.44
F-2	2/21/2014	20.69	11.32	N/A	8.72
F-3	1/27/2017	20.80	11.40	N/A	9.84
R-1	2/1/2007	19.41	10.16	7.55%	6.55
R-2	2/1/2007	19.42	10.18	7.60	6.59
R-2E	8/29/2014	19.82	10.52	N/A	7.80
R-3	2/1/2007	20.04	10.68	8.06	7.03
R-4	2/1/2007	20.37	11.02	8.39	7.37
R-5E	11/20/2015	20.55	11.24	N/A	9.46
R-5	2/1/2007	20.68	11.35	8.72	7.69

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2050 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.58	10.92	7.92	10.54
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2050 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

30     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     31

American Funds 2045 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.09%	0.01%	0.10%
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	0.69	1.43	0.70	0.73	0.45	0.37	1.46

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total annual fund operating expenses	1.46	1.17	1.01	0.71	0.51	0.42	0.37

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$641	$246	$320	$75	$46	$38	$149	$149	$119
3 years	783	452	468	233	144	119	462	462	372
5 years	937	782	630	406	252	208	797	797	644
10 years	1,384	1,511	1,099	906	567	468	1,746	1,746	1,420

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$103	$73	$52	$43	$38		1 year	$146
3 years	322	227	164	135	119		3 years	452
5 years	558	395	285	235	208		5 years	782
10 years	1,236	883	640	530	468		10 years	1,511

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

32     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     33

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

34     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     35

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	20.15%	11.35%	8.73%	11.22%
A – Before taxes	2/1/2007	12.84	9.70	7.73	6.99
– After taxes on distributions		12.20	8.65	6.77	N/A
– After taxes on distributions and sale of fund shares		8.07	7.60	6.09	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	17.80%	10.16%	N/A	7.75%
F-1	2/21/2014	19.66	10.94	N/A	8.39
F-2	2/21/2014	20.00	11.26	N/A	8.67
F-3	1/27/2017	20.13	11.36	N/A	9.79
R-1	2/1/2007	18.80	10.13	7.52%	6.53
R-2	2/1/2007	18.73	10.14	7.55	6.56
R-2E	8/29/2014	19.11	10.46	N/A	7.76
R-3	2/1/2007	19.38	10.64	8.02	7.01
R-4	2/1/2007	19.70	10.96	8.34	7.34
R-5E	11/20/2015	19.96	11.20	N/A	9.41
R-5	2/1/2007	20.06	11.30	8.67	7.67

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2045 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	19.14	10.68	7.76	10.37
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2045 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

36     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     37

American Funds 2040 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.09%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Total annual fund operating expenses	0.68	1.42	0.69	0.72	0.44	0.36	1.45

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Total annual fund operating expenses	1.45	1.16	1.00	0.70	0.50	0.41	0.36

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$640	$245	$319	$74	$45	$37	$148	$148	$118
3 years	780	449	465	230	141	116	459	459	368
5 years	932	776	625	401	246	202	792	792	638
10 years	1,373	1,500	1,087	894	555	456	1,735	1,735	1,409

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$102	$72	$51	$42	$37		1 year	$145
3 years	318	224	160	132	116		3 years	449
5 years	552	390	280	230	202		5 years	776
10 years	1,225	871	628	518	456		10 years	1,500

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

38     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     39

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

40     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     41

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/27/2009	19.33%	11.17%	8.58%	10.55%
A – Before taxes	2/1/2007	12.12	9.51	7.59	6.91
– After taxes on distributions		11.44	8.45	6.59	N/A
– After taxes on distributions and sale of fund shares		7.62	7.44	5.96	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	17.10%	9.98%	N/A	7.61%
F-1	2/21/2014	18.94	10.78	N/A	8.24
F-2	2/21/2014	19.24	11.08	N/A	8.53
F-3	1/27/2017	19.35	11.18	N/A	9.63
R-1	2/1/2007	18.06	9.95	7.38%	6.45
R-2	2/1/2007	18.07	9.96	7.41	6.48
R-2E	8/29/2014	18.44	10.28	N/A	7.60
R-3	2/1/2007	18.59	10.45	7.88	6.92
R-4	2/1/2007	18.98	10.78	8.21	7.26
R-5E	11/20/2015	19.24	11.01	N/A	9.26
R-5	2/1/2007	19.31	11.13	8.53	7.58

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	13.78%
S&P Target Date 2040 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	18.16	10.22	7.49	9.47
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.61

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2040 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

42     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     43

American Funds 2035 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.98%	0.25%	0.25%	none	none	0.99%
Other expenses	0.09	0.09	0.09	0.12	0.09%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	0.67	1.40	0.67	0.70	0.42	0.34	1.42

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.33	0.33	0.33	0.33	0.33	0.33	0.33
Total annual fund operating expenses	1.43	1.14	0.98	0.68	0.48	0.39	0.34

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$640	$243	$317	$72	$43	$35	$145	$146	$116
3 years	777	443	459	224	135	109	449	452	362
5 years	927	766	614	390	235	191	776	782	628
10 years	1,362	1,480	1,064	871	530	431	1,702	1,713	1,386

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$100	$69	$49	$40	$35		1 year	$143
3 years	312	218	154	125	109		3 years	443
5 years	542	379	269	219	191		5 years	766
10 years	1,201	847	604	493	431		10 years	1,480

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.

44     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     45

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

46     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     47

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	16.90%	10.39%	8.15%	10.77%
A – Before taxes	2/1/2007	9.82	8.72	7.15	6.62
– After taxes on distributions		9.07	7.64	6.14	N/A
– After taxes on distributions and sale of fund shares		6.20	6.77	5.58	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	14.69%	9.21%	N/A	7.17%
F-1	2/21/2014	16.46	9.98	N/A	7.80
F-2	2/21/2014	16.84	10.31	N/A	8.09
F-3	1/27/2017	16.90	10.39	N/A	9.04
R-1	2/1/2007	15.67	9.17	6.95%	6.17
R-2	2/1/2007	15.64	9.18	6.98	6.20
R-2E	8/29/2014	15.96	9.51	N/A	7.15
R-3	2/1/2007	16.18	9.68	7.45	6.64
R-4	2/1/2007	16.46	10.01	7.77	6.98
R-5E	11/20/2015	16.75	10.23	N/A	8.72
R-5	2/1/2007	16.83	10.33	8.09	7.30

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2035 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	16.63	9.44	7.04	9.62
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2035 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

48     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Funds Target Date Retirement Series / Prospectus     49

American Funds 2030 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	0.66	1.39	0.66	0.69	0.42	0.33	1.42

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.32	0.32	0.32	0.32	0.32	0.32	0.32
Total annual fund operating expenses	1.42	1.13	0.97	0.67	0.47	0.38	0.33

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$639	$242	$316	$70	$43	$34	$145	$145	$115
3 years	774	440	456	221	135	106	449	449	359
5 years	922	761	609	384	235	185	776	776	622
10 years	1,350	1,469	1,052	859	530	418	1,702	1,702	1,375

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$99	$68	$48	$39	$34		1 year	$142
3 years	309	214	151	122	106		3 years	440
5 years	536	373	263	213	185		5 years	761
10 years	1,190	835	591	480	418		10 years	1,469

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.

50     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     51

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of

52     American Funds Target Date Retirement Series / Prospectus

securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out

American Funds Target Date Retirement Series / Prospectus     53

derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

54     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	14.52%	8.90%	7.25%	10.11%
A – Before taxes	2/1/2007	7.49	7.26	6.25	6.09
– After taxes on distributions		6.67	6.16	5.23	N/A
– After taxes on distributions and sale of fund shares		4.77	5.57	4.82	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	12.28%	7.73%	N/A	6.26%
F-1	2/21/2014	14.03	8.50	N/A	6.89
F-2	2/21/2014	14.36	8.81	N/A	7.18
F-3	1/27/2017	14.50	8.90	N/A	7.85
R-1	2/1/2007	13.21	7.71	6.06%	5.65
R-2	2/1/2007	13.19	7.71	6.09	5.67
R-2E	8/29/2014	13.57	8.04	N/A	6.19
R-3	2/1/2007	13.70	8.20	6.55	6.12
R-4	2/1/2007	14.10	8.52	6.88	6.45
R-5E	11/20/2015	14.26	8.74	N/A	7.63
R-5	2/1/2007	14.38	8.85	7.20	6.77

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2030 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	14.80	8.42	6.44	8.99
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2030 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

American Funds Target Date Retirement Series / Prospectus     55

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

56     American Funds Target Date Retirement Series / Prospectus

American Funds 2025 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	0.98%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.09%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	0.63	1.37	0.64	0.67	0.39	0.31	1.40

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.30	0.30	0.30	0.30	0.30	0.30	0.30
Total annual fund operating expenses	1.40	1.11	0.95	0.65	0.45	0.36	0.31

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$636	$239	$314	$68	$40	$32	$143	$143	$113
3 years	765	434	450	214	125	100	443	443	353
5 years	906	750	598	373	219	174	766	766	612
10 years	1,316	1,443	1,028	835	493	393	1,680	1,680	1,352

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$97	$66	$46	$37	$32		1 year	$139
3 years	303	208	144	116	100		3 years	434
5 years	525	362	252	202	174		5 years	750
10 years	1,166	810	567	456	393		10 years	1,443

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.

American Funds Target Date Retirement Series / Prospectus     57

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

58     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as

American Funds Target Date Retirement Series / Prospectus     59

the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of

60     American Funds Target Date Retirement Series / Prospectus

extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     61

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	11.95%	7.84%	6.41%	9.30%
A – Before taxes	2/1/2007	5.15	6.19	5.42	5.44
– After taxes on distributions		4.20	5.08	4.40	N/A
– After taxes on distributions and sale of fund shares		3.37	4.68	4.12	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	9.81%	6.68%	N/A	5.43%
F-1	2/21/2014	11.63	7.44	N/A	6.05
F-2	2/21/2014	11.93	7.75	N/A	6.34
F-3	1/27/2017	12.00	7.84	N/A	6.88
R-1	2/1/2007	10.76	6.65	5.23%	5.00
R-2	2/1/2007	10.78	6.67	5.27	5.03
R-2E	8/29/2014	11.15	6.98	N/A	5.35
R-3	2/1/2007	11.28	7.13	5.72	5.47
R-4	2/1/2007	11.57	7.46	6.05	5.80
R-5E	11/20/2015	11.81	7.67	N/A	6.72
R-5	2/1/2007	11.92	7.78	6.36	6.12

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2025 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	12.99	7.42	5.85	8.31
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2025 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

62     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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American Funds 2020 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	0.99%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	0.62	1.37	0.63	0.66	0.39	0.30	1.39

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	1.39	1.10	0.94	0.64	0.44	0.35	0.30

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$635	$239	$313	$67	$40	$31	$142	$142	$112
3 years	762	434	447	211	125	97	440	440	350
5 years	901	750	592	368	219	169	761	761	606
10 years	1,305	1,441	1,017	822	493	381	1,669	1,669	1,340

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$96	$65	$45	$36	$31		1 year	$139
3 years	300	205	141	113	97		3 years	434
5 years	520	357	246	197	169		5 years	750
10 years	1,155	798	555	443	381		10 years	1,441
Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

64     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States. Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

American Funds Target Date Retirement Series / Prospectus     65

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as

66     American Funds Target Date Retirement Series / Prospectus

the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of

American Funds Target Date Retirement Series / Prospectus     67

extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

68     American Funds Target Date Retirement Series / Prospectus

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	10.46%	6.89%	5.78%	8.32%
A – Before taxes	2/1/2007	3.75	5.28	4.80	4.79
– After taxes on distributions		2.71	4.07	3.76	N/A
– After taxes on distributions and sale of fund shares		2.51	3.90	3.58	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	8.25%	5.75%	N/A	4.79%
F-1	2/21/2014	10.03	6.50	N/A	5.41
F-2	2/21/2014	10.34	6.79	N/A	5.69
F-3	1/27/2017	10.51	6.90	N/A	6.05
R-1	2/1/2007	9.28	5.71	4.61%	4.36
R-2	2/1/2007	9.21	5.72	4.63	4.39
R-2E	8/29/2014	9.62	6.03	N/A	4.69
R-3	2/1/2007	9.78	6.19	5.09	4.83
R-4	2/1/2007	10.04	6.51	5.40	5.15
R-5E	11/20/2015	10.30	6.74	N/A	5.96
R-5	2/1/2007	10.36	6.82	5.73	5.47

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2020 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	12.32	6.47	5.28	7.58
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2020 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

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Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

70     American Funds Target Date Retirement Series / Prospectus

American Funds 2015 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.25%	0.99%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	0.63	1.37	0.63	0.66	0.39	0.30	1.39

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.29	0.29	0.29	0.29	0.29	0.29	0.29
Total annual fund operating expenses	1.39	1.10	0.94	0.64	0.44	0.35	0.30

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$636	$239	$313	$67	$40	$31	$142	$142	$112
3 years	765	434	447	211	125	97	440	440	350
5 years	906	750	592	368	219	169	761	761	606
10 years	1,316	1,443	1,017	822	493	381	1,669	1,669	1,340

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$96	$65	$45	$36	$31		1 year	$139
3 years	300	205	141	113	97		3 years	434
5 years	520	357	246	197	169		5 years	750
10 years	1,155	798	555	443	381		10 years	1,443

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

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Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

72     American Funds Target Date Retirement Series / Prospectus

Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as

American Funds Target Date Retirement Series / Prospectus     73

the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of

74     American Funds Target Date Retirement Series / Prospectus

extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

American Funds Target Date Retirement Series / Prospectus     75

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	9.57%	6.51%	5.39%	7.69%
A – Before taxes	2/1/2007	2.93	4.89	4.41	4.50
– After taxes on distributions		1.82	3.73	3.33	N/A
– After taxes on distributions and sale of fund shares		2.05	3.58	3.23	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	7.39%	5.36%	N/A	4.40%
F-1	2/21/2014	9.17	6.13	N/A	5.01
F-2	2/21/2014	9.52	6.43	N/A	5.30
F-3	1/27/2017	9.59	6.50	N/A	5.60
R-1	2/1/2007	8.37	5.33	4.22%	4.07
R-2	2/1/2007	8.31	5.33	4.25	4.11
R-2E	8/29/2014	8.77	5.67	N/A	4.30
R-3	2/1/2007	8.93	5.81	4.70	4.54
R-4	2/1/2007	9.20	6.15	5.03	4.87
R-5E	11/20/2015	9.37	6.35	N/A	5.60
R-5	2/1/2007	9.46	6.46	5.34	5.18

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2015 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	11.38	6.10	4.94	6.95
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2015 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

76     American Funds Target Date Retirement Series / Prospectus

Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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American Funds 2010 Target Date Retirement Fund

Investment objectives Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, the fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. The fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it continues past its target date. In this way, the fund seeks to balance total return and stability over time.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 110 of the prospectus and on page 112 of the fund’s statement of additional information, and in the sales charge waiver appendix to the prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	R-1
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.24%	1.00%	0.25%	0.25%	none	none	1.00%
Other expenses	0.09	0.09	0.09	0.12	0.10%	0.01%	0.10
Acquired (underlying) fund fees and expenses	0.28	0.28	0.28	0.28	0.28	0.28	0.28
Total annual fund operating expenses	0.61	1.37	0.62	0.65	0.38	0.29	1.38

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	none	none	none	none	none	none	none
Distribution and/or service (12b-1) fees	0.75%	0.60%	0.50%	0.25%	none	none	none
Other expenses	0.35	0.21	0.15	0.10	0.15%	0.06%	0.01%
Acquired (underlying) fund fees and expenses	0.28	0.28	0.28	0.28	0.28	0.28	0.28
Total annual fund operating expenses	1.38	1.09	0.93	0.63	0.43	0.34	0.29

* A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	R-1	R-2	R-2E
1 year	$634	$239	$312	$66	$39	$30	$140	$140	$111
3 years	759	434	444	208	122	93	437	437	347
5 years	896	750	587	362	213	163	755	755	601
10 years	1,293	1,438	1,005	810	480	368	1,657	1,657	1,329

Share class:	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$95	$64	$44	$35	$30		1 year	$139
3 years	296	202	138	109	93		3 years	434
5 years	515	351	241	191	163		5 years	750
10 years	1,143	786	542	431	368		10 years	1,438

Portfolio turnover The fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

78     American Funds Target Date Retirement Series / Prospectus

Principal investment strategies The fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth-and-income funds, equity-income funds, balanced funds and fixed income funds. The fund categories represent differing investment objectives and strategies. For example, growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through investments in stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income instruments.

The fund is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed.

The fund’s investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that the fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth-and-income funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the fund on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

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Principal risks This section describes the principal risks associated with investing in the fund and its underlying funds. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following are principal risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as

80     American Funds Target Date Retirement Series / Prospectus

the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of

American Funds Target Date Retirement Series / Prospectus     81

extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

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Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. Past investment results are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting capitalgroup.com.

Average annual total returns For the periods ended December 31, 2023 (with maximum sales charge for Class A):
Share class	Inception date	1 year	5 years	10 years	Lifetime
R-6 – Before taxes	7/13/2009	8.67%	6.07%	5.10%	7.23%
A – Before taxes	2/1/2007	2.19	4.49	4.13	4.21
– After taxes on distributions		1.07	3.43	3.12	N/A
– After taxes on distributions and sale of fund shares		1.60	3.26	3.01	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	2/21/2014	6.53%	4.94%	N/A	4.10%
F-1	2/21/2014	8.26	5.70	N/A	4.70
F-2	2/21/2014	8.62	5.98	N/A	4.99
F-3	1/27/2017	8.70	6.09	N/A	5.24
R-1	2/1/2007	7.58	4.94	3.94%	3.78
R-2	2/1/2007	7.53	4.91	3.97	3.81
R-2E	8/29/2014	7.85	5.23	N/A	3.98
R-3	2/1/2007	8.00	5.39	4.41	4.24
R-4	2/1/2007	8.32	5.69	4.73	4.57
R-5E	11/20/2015	8.56	5.93	N/A	5.27
R-5	2/1/2007	8.68	6.03	5.05	4.88

Indexes*	1 year	5 years	10 years	Lifetime (from Class R-6 inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	26.29%	15.69%	12.03%	14.42%
S&P Target Date 2010 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	10.79	5.61	4.50	6.18
Bloomberg U.S. Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	5.53	1.10	1.81	2.56

* Effective July 24, 2024, the fund’s primary benchmark changed from the S&P Target Date 2010 Index (the “Previous Primary Benchmark”) to the S&P 500 Index, a broad-based index that represents the overall applicable securities market, as required by the U.S. Securities and Exchange Commission (“SEC”). The Previous Primary Benchmark provides a means to compare the fund’s results to a benchmark that the investment adviser believes is more representative of the fund’s investment universe. There is no change in the fund’s investment strategies as a result of the benchmark change.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA).

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Management

Investment adviser Capital Research and Management Company

Target Date Solutions Committee The investment adviser’s Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Target Date Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, are:

Investment professional/ Series title (if applicable)	Investment professional experience in this fund	Primary title with investment adviser
Michelle J. Black President	5 years	Partner – Capital Solutions Group
David A. Hoag Senior Vice President	5 years	Partner – Capital Fixed Income Investors
Samir Mathur Senior Vice President	5 years	Partner – Capital Solutions Group
Raj Paramaguru Senior Vice President	1 year	Partner – Capital Solutions Group
Wesley K. Phoa Senior Vice President	13 years	Partner – Capital Solutions Group
William L. Robbins Senior Vice President	1 year	Partner – Capital International Investors
Jessica C. Spaly Senior Vice President	2 years	Partner – Capital Research Global Investors
Shannon Ward Senior Vice President	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account or payroll deduction savings plan account, the minimum is $25 to establish or add to an account. For accounts with Class F-3 shares held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial professional or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at capitalgroup.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may be subject to state and local taxes unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment objectives, strategies and risks

Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds in the series.

The investment objectives, strategies and risks of each fund are summarized below:

Each fund in the series is designed for investors who plan to retire in, or close to, the fund’s target date – that is, the year designated in the fund’s name. However, investors may purchase shares of the fund throughout the life of the fund, including after the target date. In an effort to achieve the fund’s overall investment objective, the fund will continue to provide equity and fixed income exposure in varying amounts after the target date has passed. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. For example, the 2070 Fund, a fund with more years before its target date, will emphasize growth more than a fund closer to (or past) its target date, such as the 2010 Fund. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. In this way, each fund seeks to balance total return and stability over time.

The investment adviser periodically reviews the investment strategies and asset mix of the underlying funds and may, from time to time, rebalance or modify the asset mix of the funds and change the underlying fund investments. The investment adviser may also determine not to change the underlying fund allocations, particularly in response to short-term market movements, if in its opinion the combination of underlying funds is appropriate to meet the fund’s investment objective.

According to its current investment approach, the investment adviser will continue to manage the fund for approximately 30 years after the fund reaches its target date. As reflected in the glide path below, the fund’s asset allocations will change throughout this period. 30 years after its target date, the fund may be combined with other funds in a single portfolio with an investment allocation that will not evolve beyond that which is in effect at that time.

The following glide path chart illustrates the investment approach of the fund by showing how its investment in the various fund categories will change over time. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes relatively more conservative – both prior to and after retirement – as time elapses. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund’s asset allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The fund will seek dividend income to help dampen risk while maintaining equity exposure, and will invest in fixed income securities to help provide current income, capital preservation and inflation protection. The allocations shown reflect the target allocations as of January 1, 2025.

Investment approach

The investment adviser anticipates that each fund will invest its assets within a range that deviates no more than 10% above or below the investment approach set forth above. For example, a 40% target allocation to growth funds is not expected to be greater than 50% nor less than 30%. The investment adviser will monitor the funds on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

Each fund may, from time to time, take temporary defensive positions by holding all, or a significant portion, of its assets in cash, cash equivalents or other securities that may be deemed appropriate by the fund’s investment adviser. The investment adviser may determine

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that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could negatively affect the fund's investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce the fund's magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

While it has no present intention to do so, the series’ board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds in different combinations and weightings. The underlying American Funds represent a variety of fund categories, including growth funds, growth-and-income funds, equity-income funds, balanced funds and fixed income funds. Further, the fund categories represent differing investment objectives and strategies. For example, growth funds seek long-term growth primarily through investing in both U.S. stocks and stocks of issuers domiciled outside the United States (including, where applicable, in emerging markets). Growth-and-income funds seek long-term growth and income primarily through investments in stocks. Equity-income and balanced funds generally strive for income and growth through stocks and/or fixed income investments, while fixed income funds seek current income through investments in bonds or in other fixed income investments.

When a fund invests in one or more underlying American Funds, it will invest in Class R-6 shares of such underlying funds. Class R-6 shares have relatively low expenses, which reduce overall fund expenses. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. In addition to investing in a mix of American Funds, each fund may also invest in funds in the American Funds Insurance Series or other funds managed by Capital Research and Management Company and its affiliates, subject to obtaining any necessary regulatory approvals and notifying shareholders in advance.

Investments in each fund are subject to risks related to the investment adviser's allocation choices. The selection of the underlying funds and the allocation of the fund's assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to, or in retirement, each fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds. For investors who are further from retirement, there is a risk a fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

The success of each fund will be impacted by the results of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds. For more information, please refer to “Information regarding the underlying funds” section of this prospectus.

Through the underlying funds in which it invests, the fund will, over time, have significant exposure to a range of different security types, including growth-oriented and dividend-paying common stocks and a variety of fixed income investments. Through its underlying fund investments, the fund will typically have exposure to investments outside the United States, including in emerging markets. The fund will also have exposure to issuers with a broad range of market capitalizations, including smaller capitalization issuers.

In terms of fixed income exposure, the underlying funds in which the fund invests may hold debt securities with a wide range of qualities and maturities. Through these underlying funds, the fund may have significant exposure to bonds rated BB+ or below and Ba1 or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” Certain of the underlying funds may also hold securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. Those underlying funds may also invest in the debt securities of governments, agencies, corporations and other entities domiciled outside the United States.

An underlying fund may also hold cash or cash equivalents. The percentage of an underlying fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, an underlying fund may hold all, or a significant portion, of its assets in cash, cash equivalents or other similar securities that may be deemed appropriate by the underlying fund’s investment adviser. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could negatively affect an underlying fund’s investment results in a period of rising market prices. A larger percentage of cash or cash equivalents could reduce an underlying fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

An underlying fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, an underlying fund does not bear additional management fees when investing in Central Funds, but an underlying fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of an underlying fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

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The following are principal risks associated with investing in the fund.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. The American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund and American Funds 2015 Target Date Retirement Fund may invest in an underlying fixed income fund that is a nondiversified investment company under the Investment Company Act of 1940. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results. For investors who are close to or in retirement, the fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk the fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Underlying fund risks — Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.

The following is an additional risk associated with investing in the fund.

Large shareholder transactions risk — The fund may experience adverse effects when shareholders, including other funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when the investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.

The following are principal risks associated with investing in the underlying funds. Each fund will invest in some of the underlying funds for which underlying risks are listed below, but may not invest in all of them. Accordingly, not all of the principal risks listed below necessarily apply to each fund's underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The underlying fund’s portfolio managers invest in different issuers based on their level of investment conviction. At times, the underlying fund may invest more significantly in a single issuer, which could increase the risk of loss arising from the factors described above.

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Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

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Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are additional risks associated with investing in the underlying funds and are not principal risks associated with the fund’s investment strategies. Each fund will invest in some of the underlying funds for which additional risks are listed below, but may not invest in all of them. Accordingly, not all of the additional risks listed below necessarily apply to each fund's underlying funds.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed

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political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in future delivery contracts — An underlying fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve an underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While an underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the underlying fund.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the underlying fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the underlying fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the underlying fund is unable to close out a position on a futures contract, the underlying fund would remain subject to the risk of adverse price movements until the underlying fund is able to close out the futures position. The ability of the underlying fund to successfully utilize futures contracts may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the underlying fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the underlying fund could suffer losses.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDSIs, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no initial investment or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the underlying fund. If the underlying fund enters into a bilaterally negotiated swap, the counterparty may fail to perform in accordance with the terms of the swap. If a counterparty defaults on its obligations under a swap, the underlying fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the underlying fund’s initial investment. Certain swaps are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDSIs, may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a swap may result in losses to the underlying fund.

Currency transactions — In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to the underlying fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose the underlying fund to potential gains and losses in excess of the initial amount invested.

Portfolio turnover — The underlying fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the underlying fund’s returns to shareholders. The fund’s portfolio turnover rate may vary from year to year, as well as within a year.

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Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the underlying fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the underlying fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the underlying fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the underlying fund than on a fund that is more geographically diversified.

Lending of portfolio securities — Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

Cybersecurity breaches — The underlying fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the underlying fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the underlying fund’s assets or sensitive information, the disruption of the underlying fund’s operational capacity, the inability of underlying fund shareholders to transact business, or the destruction of the underlying fund’s physical infrastructure, equipment or operating systems. These events could cause the underlying fund to violate applicable privacy and other laws and could subject the underlying fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The underlying fund may also be subject to additional risks if its third-party service providers, such as the underlying fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the underlying fund invests, which may cause the underlying fund’s investments in such issuers to lose value.

Large shareholder transactions risk — The underlying fund may experience adverse effects when shareholders, including other underlying funds or accounts advised by the investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the underlying fund. For example, when the investment adviser changes allocations in other underlying funds and accounts it manages, such changes may result in shareholder transactions in the underlying fund that are large relative to the size of the underlying fund. Such large shareholder redemptions may cause the underlying fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the underlying fund’s net asset value and liquidity. Similarly, large underlying fund share purchases may adversely affect the underlying fund’s performance to the extent that the underlying fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the underlying fund’s current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund’s expense ratio. These risks are heightened when the underlying fund is small.

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Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with a broad measure of market results and, if applicable, other measures of market results that reflect the fund’s investment universe. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

Portfolio holdings Portfolio holdings information for each fund in the series is available on our website at capitalgroup.com. A description of the funds’ policies and procedures regarding disclosure of information about their portfolio holdings is available in the statement of additional information.

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Information regarding the underlying funds The investment objectives and principal investment strategies of the underlying funds are summarized below and on the following pages. They should not be construed as an offer to purchase or sell the underlying funds. For additional and more current information regarding the underlying funds, investors should read the current prospectuses and statements of additional information of the underlying funds.

Each fund will invest in some, but not all, of the underlying funds listed below. Some underlying funds may not be underlying investments for any fund, while others may serve as underlying investments for multiple funds.

The fund relies on the professional judgment of the investment adviser to the fund and to the underlying funds to make decisions about the underlying fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Underlying funds – Growth funds

AMCAP Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks of U.S. companies that have solid long-term growth records and the potential for good future growth. The fund may invest in common stocks and other securities outside the United States to a limited extent.

American Funds® Global Insight Fund The fund’s investment objective is to provide prudent growth of capital and conservation of principal.

The fund invests primarily in common stocks around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly outside the United States (at least 40% of its assets – unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its assets). The fund may invest up to 10% of its assets in emerging markets.

In pursuing the fund’s objective, the fund’s investment adviser focuses primarily on companies with attributes that are associated with long-term growth and resilience to market declines, such as strong management, participation in a growing market, strong balance sheets, payment of dividends and the potential for above average growth in earnings, revenues, book value, cash flow and/or return on assets.

EuroPacific Growth Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund invests primarily in common stocks in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

The Growth Fund of America® The fund’s investment objective is to provide you with growth of capital.

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets outside the United States.

The New Economy Fund® The investment objective of the fund is long-term growth of capital.

The fund seeks to achieve its objective by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth. The fund also invests in common stocks with the potential to pay dividends. However, current income is not expected to be significant, particularly in low yield environments. The fund may invest up to 50% of its assets outside the United States, including in developing countries. The fund may also invest in the stocks of smaller capitalization companies.

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New Perspective Fund® The fund’s investment objective is to provide you with long-term growth of capital.

The fund seeks to take advantage of investment opportunities generated by changes in global trade patterns and economic and political relationships by investing in common stocks of companies located around the world.

In pursuing its investment objective, the fund invests primarily in common stocks that the investment adviser believes have the potential for growth.

New World Fund® The fund’s investment objective is long-term capital appreciation.

The fund invests primarily in common stocks of companies with significant exposure to developing countries. The securities markets of these countries may be referred to as emerging markets or frontier markets. For purposes of this investment strategy, the fund may invest in equity securities of any company, regardless of where it is domiciled (including developed countries), if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

In determining whether a country is a developed country or a developing country for purposes of the fund’s investment strategy, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries.

In addition, under normal market conditions, the fund invests at least 35% of its assets in equity and debt securities of issuers domiciled in qualified developing countries. For purposes of this investment strategy, a qualified developing country will generally resemble the United States and European Union countries more closely relative to nonqualified developing countries. The fund’s investment adviser maintains a list of qualified developing countries and securities in which the fund may invest. As of December 1, 2024, the qualified developing countries for purposes of the fund’s investment strategy currently include Argentina, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Estonia, Gabon, Ghana, Greece, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lebanon, Lithuania, Macau, Malaysia, Mauritius, Mexico, Morocco, Namibia, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Serbia, Slovakia, South Africa, Sri Lanka, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia. It is possible that the fund may not have investments in one or more of these countries at any given time.

The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

In addition, the fund may invest in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries.

SMALLCAP World Fund® The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Underlying funds – Growth-and-income funds

American Mutual Fund® The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund seeks to invest primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends appear to be sustainable. The fund invests primarily in the United States and Canada.

The fund’s equity investments are limited to securities of companies that are included on its eligible list. When determining whether to include a security on the eligible list, the investment adviser principally considers whether a company is deemed to have a strong balance sheet and sustainable dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The fund may also invest in bonds and other debt securities, including those issued by the U.S. government and by federal agencies and instrumentalities. Debt securities purchased by the fund are rated investment grade or better or determined by the fund’s investment adviser to be of equivalent quality.

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Capital World Growth and Income Fund® The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion of its assets in a number of countries outside the United States, including in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

Fundamental Investors® The fund’s investment objective is to achieve long-term growth of capital and income.

The fund seeks to invest primarily in common stocks of companies that appear to offer superior opportunities for capital growth and most of which have a history of paying dividends. In addition, the fund may invest significantly outside the United States.

International Growth and Income Fund The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

The fund invests primarily in stocks of companies domiciled outside the United States, including in emerging markets and developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The fund currently intends to invest at least 90% of its assets in issuers whose securities are listed primarily on exchanges outside the United States, cash, cash equivalents (including shares of money market or similar funds managed by the investment adviser or its affiliates) and securities held as collateral issued by U.S. issuers. The fund therefore expects to be invested in various (but no fewer than three) countries outside the United States.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund focuses on stocks of companies with strong earnings that pay dividends.

The Investment Company of America® The fund’s investment objectives are to achieve long-term growth of capital and income.

The fund invests primarily in common stocks, most of which have a history of paying dividends. The fund’s equity investments are generally limited to securities of companies that are included on its eligible list. Securities are added to, or deleted from, the eligible list based upon a number of factors, such as the fund’s investment objectives and policies, whether a company is deemed to be an established company of sufficient quality and a company’s dividend payment prospects. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In the selection of common stocks and other securities for investment, potential for capital appreciation and future dividends are given more weight than current yield.

The fund may invest up to 15% of its assets, at the time of purchase, outside the United States.

Washington Mutual Investors Fund The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.

The fund has Investment Standards originally based upon criteria established by the United States District Court for the District of Columbia for determining eligibility under the Court’s Legal List procedure, which was in effect for many years. The fund has an “Eligible List” — based on the Investment Standards — of securities considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. The investment adviser generates and maintains the Eligible List in compliance with the fund’s Investment Standards and selects the fund’s investments exclusively from the securities on the Eligible List.

Underlying funds – Equity-income funds

Capital Income Builder® The fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.

The fund normally invests at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500 Index. The fund may also invest significantly in common stocks, bonds and other securities outside the United States.

The Income Fund of America® The fund’s investment objectives are to provide you with current income while secondarily striving for capital growth.

Normally the fund invests primarily in income-producing securities. These include equity securities, such as dividend-paying common stocks, and debt securities, such as interest-paying bonds.

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Generally at least 60% of the fund’s assets will be invested in common stocks and other equity-type securities. However, the composition of the fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions. The fund may also invest up to 30% of its assets in common stocks and other equity-type securities of issuers domiciled outside the United States, including issuers in emerging markets. In addition, the fund may invest up to 20% of its assets in lower quality, higher yielding nonconvertible debt securities (rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser); such securities are sometimes referred to as “junk bonds.” The fund may also invest up to 10% of its assets in debt securities tied economically to countries outside the United States; however, these securities must be denominated in U.S. dollars.

Underlying funds – Balanced funds

American Balanced Fund® The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income.

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American Funds® Global Balanced Fund This fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

As a balanced fund with global scope, the fund seeks to invest in equity and debt securities around the world that offer the opportunity for growth and/or provide dividend income, while also constructing the portfolio to protect principal and limit volatility.

Normally the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity investments focus on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Normally the fund will invest at least 25% of the value of its assets in bonds and other debt securities (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser).

The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest at least 40% of its net assets outside the United States, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets outside the United States.

The fund’s ability to invest outside the United States includes investing in emerging markets.

The fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Underlying funds – Fixed income funds

American Funds Emerging Markets Bond Fund® The fund’s investment objective is to provide a high level of total return over the long term, of which current income is a large component.

The fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in bonds and other debt securities, which may be represented by derivatives. The fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in emerging markets securities, defined as securities: (1) that are tied economically to emerging markets as defined by global index providers designated by the investment adviser (for example, the investment adviser expects that most emerging markets included in any one of the Morgan Stanley Capital Index (MSCI) Emerging Markets or Frontier Market Indices or J.P. Morgan Emerging Markets Bond and J.P. Morgan Global Bond Indices will be treated as emerging markets); (2) that are denominated in emerging markets currencies; (3) that are from issuers deemed to be suitable for the fund because they have or are expected to have significant economic exposure to emerging markets (through assets, revenues, or profits); (4) that are issued by countries rated Ba/BB or lower; or (5) that are issued by countries that are on an International Monetary Fund (“IMF”) program, have outstanding liabilities to the IMF or have exited an IMF program no more than five years earlier. The IMF’s primary purpose is to ensure the stability of the international monetary system. Under an IMF lending program, certain countries may request financial assistance to help correct balance of payment problems in those countries. The fund may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar. The fund may invest in any quality debt securities with a wide range of maturities.

The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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The fund invests primarily in securities of emerging market issuers, including for example, sovereign debt of emerging market countries and debt of companies located in or with substantial business in emerging markets. Such securities may be rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” Ratings are only one of many factors the investment adviser considers when investing in emerging markets and are not necessarily determinative of the potential return on the investment.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

American Funds Inflation Linked Bond Fund® The fund’s investment objective is to provide inflation protection and income consistent with investment in inflation-linked securities.

The fund seeks to provide inflation protection and income by investing primarily in inflation-linked securities. Normally, at least 80% of the fund’s assets will be invested in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index so that principal and interest adjust to reflect changes in the index. For example, U.S. Treasury Inflation-Protected Securities (TIPS) are linked to the Consumer Price Index for Urban Consumers (CPURNSA). Other sovereign governments and corporations also issue inflation-linked securities that are tied to their own local consumer price index or the CPURNSA.

Under normal market conditions, the fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization (NRSRO). To the extent the fund invests in other debt securities, the fund will invest in debt securities with quality ratings of Baa3 or better or BBB- or better by NRSROs designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest in debt securities with a wide range of maturities.

The fund may also invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds Mortgage Fund® The fund’s investment objective is to provide current income and preservation of capital.

Normally at least 80% of the fund’s assets are invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government-sponsored entities that are not backed by the full faith and credit of the U.S. government, and nongovernment mortgage-related securities that are rated in the Aaa or AAA rating category (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may also invest in debt issued by federal agencies. In the case of to be announced contracts, each contract for future delivery is normally of short duration.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Multi-Sector Income Fund The fund’s investment objective is to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in bonds and other debt instruments, which may be represented by derivatives. In seeking to achieve a high level of current income, the fund invests in a broad range of debt securities across the credit spectrum. Normally, the fund will invest its assets across four primary sectors: high-yield corporate debt, investment grade corporate debt, debt instruments of emerging market issuers and securitized debt. The proportion of securities held by the fund within each of these credit sectors will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors, including U.S. government debt, municipal debt and non-corporate credit, in response to market conditions. The fund will normally seek to limit its foreign currency exposure.

The fund may invest substantially in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a significant portion of its assets in securities tied economically to countries outside the United States.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

American Funds® Strategic Bond Fund The fund’s investment objective is to provide maximum total return consistent with preservation of capital.

The fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund may invest in a broad range of debt securities, including corporate bonds and debt and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

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The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

American High-Income Trust® The fund’s primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

The fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 / BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities tied economically to countries outside the United States.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

The Bond Fund of America® The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents.

The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”

Capital World Bond Fund® The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund will invest substantially in securities tied economically to a number of countries outside the United States, and such investments may include securities tied economically to developing countries. Normally, the fund invests substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

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The fund may invest in forward currency contracts, futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

Intermediate Bond Fund of America® The fund’s investment objective is to provide you with current income consistent with the maturity and quality standards described in its prospectus and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and money market instrument) which may be represented by derivatives. The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity of no less than three years and no greater than five years under normal market conditions. The fund invests primarily in bonds and other debt securities with quality ratings of A– or better or A3 or better (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in bonds and other debt securities rated in the BBB or Baa rating category (by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment adviser) or unrated but determined to be of equivalent quality by the fund’s investment adviser.

The fund primarily invests in debt securities denominated in U.S. dollars. These include securities issued and guaranteed by the U.S. government, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies, and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in mortgage-backed securities issued by private issuers and asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

Short-Term Bond Fund of America® The fund’s investment objective is to provide you with current income, consistent with the maturity and quality standards described in its prospectus, and preservation of capital.

The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents, and may be represented by derivatives). The fund maintains a portfolio of bonds, other debt securities and money market instruments having a dollar-weighted average effective maturity no greater than three years and consisting primarily of debt securities rated AA– or Aa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser. The fund may invest up to 10% of its assets in debt securities in the A rating category or in unrated securities determined by the fund’s investment adviser to be of equivalent quality.

The fund primarily invests in debt securities denominated in U.S. dollars, including securities issued and guaranteed by the U.S. government, securities of corporate issuers, mortgage-backed securities and debt securities and mortgage-backed securities issued by government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. In addition, the fund may invest in asset-backed securities (securities backed by assets such as auto loans, credit card receivables or other providers of credit).

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may also invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

U.S. Government Securities Fund® The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

Normally at least 80% of the fund’s assets will be invested in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.

The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the funds and other funds, including the underlying American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. Effective January 1, 2016, the investment adviser eliminated the management fee payable by each fund to it. Accordingly, as reflected in the "Annual fund operating expenses" table for each fund under "Fees and expenses of the fund," no management fees are paid by each fund to the investment adviser. Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the series’ Investment Advisory and Service Agreement by the series' board of trustees is contained in the series' semi-annual report to shareholders for the fiscal period ended April 30, 2024.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

The Capital SystemTM for the underlying funds Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets for the underlying funds. Under this approach, the portfolio of each underlying fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of an underlying fund’s portfolio. Investment decisions are subject to the underlying fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. Where applicable, the investment decisions made by an underlying fund’s fixed income portfolio managers are informed by the investment themes discussed by the group.

100     American Funds Target Date Retirement Series / Prospectus

Portfolio management for the series Capital Research and Management Company is the investment adviser to the series. For each fund in the series, the Target Date Solutions Committee develops the allocation approach and selects the underlying funds in which each fund invests.

The table below shows the investment industry experience and role in management for each of the series’ investment professionals.

Investment professional	Investment industry experience	Experience in this series	Role in management of the series
Michelle J. Black	30 years in total; 23 years with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Target Date Solutions Committee
David A. Hoag	37 years in total; 33 years with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Target Date Solutions Committee
Samir Mathur	32 years in total; 12 years with Capital Research and Management Company or affiliate	5 years	Serves as a member of the Target Date Solutions Committee
Raj Paramaguru	20 years in total; 12 years with Capital Research and Management Company or affiliate	1 year	Serves as a member of the Target Date Solutions Committee
Wesley K. Phoa	31 years in total; 26 years with Capital Research and Management Company or affiliate	13 years	Serves as a member of the Target Date Solutions Committee
William L. Robbins	33 years in total; 30 years with Capital Research and Management Company or affiliate	1 year	Serves as a member of the Target Date Solutions Committee
Jessica C. Spaly	26 years in total; 21 years with Capital Research and Management Company or affiliate	2 years	Serves as a member of the Target Date Solutions Committee
Shannon Ward	33 years in total; 8 years with Capital Research and Management Company or affiliate	4 years	Serves as a member of the Target Date Solutions Committee

Information regarding the investment professionals’ compensation, their ownership of securities in the series and other accounts they manage is in the statement of additional information.

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Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial professional or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the series’ statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted or unless the context requires otherwise, references on the following pages to (i) Class F shares refer to Class F-1, F-2 and F-3 shares and (ii) Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The series’ transfer agent, on behalf of the series and Capital Client Group, Inc., the series’ distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your identity or such other person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the series and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds® U.S. Government Money Market Fund on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made. If you only have one open fund, the money will be invested into such fund on the day received if the investment is otherwise in good order.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEP plans, SIMPLE IRA plans and CollegeAmerica accounts.

Valuing shares The net asset value of each share class of each fund in the series is calculated based upon the net asset values of the underlying funds in which each fund invests. The prospectuses for the underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing. The net asset value of each share class of the fund is the value of a single share of that class. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The underlying fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the underlying fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the underlying funds may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Automatic conversion of C shares Class C shares automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

American Funds Target Date Retirement Series / Prospectus     103

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, upon approval by an officer of the fund’s investment adviser, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. Class R-3 and Class R-5E shares are available through the American Funds SIMPLE IRA Plus Program and other similar programs. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and Simple IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in American Funds Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. Minimums are currently waived for purchases of Class F-2 and F-3 shares. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

If you have significant American Funds holdings, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at net asset value. See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

104     American Funds Target Date Retirement Series / Prospectus

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial professional before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Funds will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of other American Funds will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $250,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company

· Redemptions by telephone or fax are limited to $250,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Self service using the Internet (capitalgroup.com) or Interactive Voice Response (IVR)

· Redemptions by IVR or the Internet (capitalgroup.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to remit redemption proceeds one business day following receipt and acceptance of a redemption order, regardless of the method the fund uses to make such payment (e.g., check, wire or automated clearing house transfer). However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay the available redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally seven business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of credit or from other funds advised

American Funds Target Date Retirement Series / Prospectus     105

by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. In general, in-kind redemptions to affiliated shareholders will as closely as practicable represent the affiliated shareholder’s pro rata share of the fund’s securities, subject to certain exceptions. Securities distributed in-kind to unaffiliated shareholders will be selected by the investment adviser in a manner the investment adviser deems to be fair and reasonable to the fund’s shareholders. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the series, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the series may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The series and Capital Client Group, Inc. reserve the right to reject any purchase order for any reason. The funds in the series are not designed to serve as vehicles for frequent trading. Frequent trading of fund shares may lead to increased costs to one or more of the funds and less efficient management of one or more funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the series or Capital Client Group, Inc. has determined could involve actual or potential harm to one or more of the funds, may be rejected.

American Funds Service Company will monitor for frequent trading in the funds’ shares, and all transactions in fund shares are subject to the right of the series, Capital Client Group, Inc. and American Funds Service Company to restrict potentially abusive trading. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends, usually in December. In the event the fund's distribution of net investment income exceeds its earnings and profits for tax purposes, a portion of such distribution may be classified as return of capital.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the applicable fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. A fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost basis is zero, returns of capital distributions are treated as capital gains. Any taxable dividends and capital gain distributions you receive from a fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by a fund normally have the effect of reducing a shareholder’s taxable income on distributions.

Please see your tax advisor for more information.

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Choosing a share class The funds offer different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of a fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, your investment will be made in Class T shares).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or Class T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future; and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F shares are available, as applicable, (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions, corporations and financial intermediaries. For accounts held and serviced by the fund’s transfer agent the minimum investment amount is $1 million; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the fund in which you invest and the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any

American Funds Target Date Retirement Series / Prospectus     107

contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with American Funds and that continue to be held through fee-based programs;

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus;

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy; and

· Investments made by accounts held through banks and bank trust companies that charge a fee for custodial services and do not have a financial professional assigned to the account.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

If requested, American Funds Class A shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. Capital Client Group, Inc. pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

108     American Funds Target Date Retirement Series / Prospectus

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class F shares Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

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Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by ABLE accounts) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

110     American Funds Target Date Retirement Series / Prospectus

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all American Funds share classes (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

American Funds Target Date Retirement Series / Prospectus     111

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares redeemed at the discretion of American Funds Service Company for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts in accordance with IRS regulations; and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

112     American Funds Target Date Retirement Series / Prospectus

The contingent deferred sales charge on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information.

To have your Class A or C contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value. For accounts held with the fund’s transfer agent, waived RMD reinvestments in Class A shares are not subject to sales charges.

If you have any questions, ask your financial professional whether Class A shares purchased through these policies are available without a sales charge. Waived RMD investments distributed from Class C shares will be reinvested in C shares. In addition, any contingent deferred sales charge paid on Class A and Class C share distributions under this policy will be credited to your account when reinvested.

Waivers of all or a portion of the contingent deferred sales charge on Class C shares and the sales charge on Class A shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts investing in Class F shares in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Rollovers from CollegeAmerica® to Roth IRAs Proceeds of a CollegeAmerica plan account may be rolled over in a direct trustee-to-trustee transfer to the plan beneficiary’s Capital Bank and Trust Roth IRA and invested in Class A shares without a sales charge, provided that such rollover is intended to satisfy the requirements of the Internal Revenue Code. If you hold CollegeAmerica or Roth IRA accounts through a financial intermediary its policies may differ.

American Funds Target Date Retirement Series / Prospectus     113

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to IRAs with Capital Bank and Trust Company as custodian if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to IRAs with Capital Bank and Trust Company as custodian from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

· rollovers to IRAs with Capital Bank and Trust Company as custodian if at the time of distribution the assets were invested in any fund or account with a name that includes American Funds, Capital Group, or the name of a fund managed by the investment adviser or its affiliates and such fund or account was established pursuant to an agreement with the investment adviser or its affiliates.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in American Funds Class A or C unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·   redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

·   required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

·   death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

114     American Funds Target Date Retirement Series / Prospectus

Plans of distribution Each fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the series’ board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, F-1 and R-4 shares
0.75%	Class R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers Capital Client Group, Inc., at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of Capital Client Group, Inc., to no more than the top 60 dealers (or their affiliates) with which it has a substantive distribution relationship involving the sale of American Funds. The amount will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Eligible assets are all American Funds assets other than Class R shares, Class F-3 shares, Class F shares held in IRAs and shares held in certain retirement accounts. Dealers may direct Capital Client Group, Inc. to exclude additional assets. In addition to the asset-based payment, Capital Client Group, Inc. provides $5 million to certain firms based on their engagement with Capital Client Group, Inc. and the level of American Funds assets under management at each such firm to recognize the commitment each of those firms has made to collaborating with Capital Client Group, Inc. on achieving advisor training and education objectives. In 2023, Capital Client Group, Inc. paid this amount to the following firms:

Edward Jones	Morgan Stanley Wealth Management
LPL Financial LLC	Raymond James Group
Merrill Lynch, Pierce, Fenner & Smith	Wells Fargo Advisors

Capital Client Group, Inc. compensates the firms to support various efforts, including, among other things, to:

· help defray the costs incurred by qualifying dealers in connection with efforts to educate financial professionals about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs;

· help defray the costs associated with the dealer firms’ provision of account related services and activities and support the dealer firms’ distribution activities;

· support meetings, conferences or other training and educational events hosted by the firm, and obtain relevant data regarding financial professional activities to facilitate Capital Client Group, Inc.’s training and education activities; and

· make the American Funds available through firm distribution platforms and related sales infrastructure.

Capital Client Group, Inc. will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) perform the due diligence necessary to include American Funds on their platform, (2) not provide financial professionals, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (3) provide opportunities for their clients to obtain individualized advice, (4) provide Capital Client Group, Inc. broad access to their financial professionals and product platforms and work together on mutual business objectives, and (5) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

Separately, Capital Client Group, Inc. has identified certain firms that provide a self-directed platform for the public as well as clearing, custody and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive up to .018% of assets under administration (excluding assets where the firm acts as a fiduciary and Class R shares). Firms may direct Capital Client Group, Inc. to exclude additional assets.

In addition to compensation through the formulas described above, Capital Client Group, Inc. makes payments to certain financial intermediaries for client account maintenance support, statement preparation, and transaction processing. These payments are based on the average daily net asset value of fund shares held by the intermediary and are in addition to any amounts paid by the fund.

Capital Client Group, Inc. also provides compensation for, among other things, data (including fees to obtain information on financial professionals to better tailor training and education opportunities), operational improvements, support for transaction fees, technology enhancements and specific training, education and marketing opportunities. The largest payments by Capital Client Group, Inc. in 2023 for these services are listed below. In addition to the payments listed below, Capital Client Group, Inc. made payments to other firms, and in no case did any such payment exceed $100,000.

American Funds Target Date Retirement Series / Prospectus     115

Charles Schwab	$1,800,000
Fidelity Investments	$2,290,000
Lincoln Network	$140,000
LPL Financial LLC	$2,450,000
Morgan Stanley Wealth Management	$1,100,000
UBS Financial Services Inc.	$450,000
Wells Fargo Advisors	$450,000

Capital Client Group, Inc. also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about American Funds.

Capital Client Group, Inc. pays the recordkeepers listed below up to $1.5 million annually for product services, platform consideration, participation at recordkeeper-sponsored events and co-branding and other marketing services. The amount of the payment is based on the level of services and the access provided by the recordkeeper.

Ascensus Empower (Great West Life & Annuity Insurance Company)	Nationwide Principal
John Hancock	Transamerica Voya

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.

116     American Funds Target Date Retirement Series / Prospectus

Fund expenses To the extent a fund invests in underlying American Funds, it will invest in Class R-6 shares of the underlying funds. Accordingly, fees and expenses of the underlying funds reflect current expenses of the Class R-6 shares of the underlying funds.

In periods of market volatility, assets of the funds may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus.

The “Other expenses” items in the Annual Fund Operating Expenses tables in this prospectus also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.10% of assets
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

American Funds Target Date Retirement Series / Prospectus     117

Financial highlights The Financial Highlights table is intended to help you understand each fund’s results for the past five fiscal years (or, if shorter, the period of operations). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the tables reflect the impact, if any, of certain reimbursements from Capital Research and Management Company. For more information about these reimbursements, see the fund’s statement of additional information and Form N-CSR. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the series’ financial statements, is included in the statement of additional information, which is available upon request.

American Funds 2070 Target Date Retirement Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2024[6,7]	$10.00	$.03		$.81	$.84	$—	$—	$—	$10.84	8.40%[8]		$5.39%[8]				.39%[8]		.78%[8]		.63%[8]
Class C:
10/31/2024[6,7]	10.00	—	[9]	.81	.81	—	—	—	10.81	8.10	[8,10]	—	[11]	.92	[8,10]	.91	[8,10]	1.30	[8,10]	.08	[8,10]
Class T:
10/31/2024[6,7]	10.00	.05		.80	.85	—	—	—	10.85	8.50	[8,10]	—	[11]	.09	[8,10]	.09	[8,10]	.48	[8,10]	.99	[8,10]
Class F-1:
10/31/2024[6,7]	10.00	.05		.80	.85	—	—	—	10.85	8.50	[8,10]	—	[11]	.12	[8,10]	.11	[8,10]	.50	[8,10]	.97	[8,10]
Class F-2:
10/31/2024[6,7]	10.00	.05		.80	.85	—	—	—	10.85	8.50	[8]	—	[11]	.08	[8]	.07	[8]	.46	[8]	1.02	[8]
Class F-3:
10/31/2024[6,7]	10.00	.06		.80	.86	—	—	—	10.86	8.60	[8]	—	[11]	.02	[8]	.01	[8]	.40	[8]	1.07	[8]
Class R-1:
10/31/2024[6,7]	10.00	.05		.80	.85	—	—	—	10.85	8.50	[8,10]	—	[11]	.11	[8,10]	.10	[8,10]	.49	[8,10]	.98	[8,10]
Class R-2:
10/31/2024[6,7]	10.00	(.01)		.82	.81	—	—	—	10.81	8.10	[8]	4		1.09	[8]	1.08	[8]	1.47	[8]	(.18)[8]
Class R-2E:
10/31/2024[6,7]	10.00	—	[9]	.82	.82	—	—	—	10.82	8.20	[8]	—	[11]	.79	[8]	.79	[8]	1.18	[8]	.02	[8]
Class R-3:
10/31/2024[6,7]	10.00	.01		.81	.82	—	—	—	10.82	8.20	[8]	5.69			[8]	.69	[8]	1.08	[8]	.21	[8]
Class R-4:
10/31/2024[6,7]	10.00	.04		.80	.84	—	—	—	10.84	8.40	[8]	1.38			[8]	.38	[8]	.77	[8]	.66	[8]
Class R-5E:
10/31/2024[6,7]	10.00	.04		.81	.85	—	—	—	10.85	8.50	[8]	2.17			[8]	.17	[8]	.56	[8]	.77	[8]
Class R-5:
10/31/2024[6,7]	10.00	.03		.82	.85	—	—	—	10.85	8.50	[8]	1.06			[8]	.06	[8]	.45	[8]	.63	[8]
Class R-6:
10/31/2024[6,7]	10.00	.05		.81	.86	—	—	—	10.86	8.60	[8]	8.01			[8]	.01	[8]	.40	[8]	.89	[8]

118     American Funds Target Date Retirement Series / Prospectus

American Funds 2065 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2024	$13.71	$.19	$4.00	$4.19	$(.16)	$(.10)	$(.26)	$17.64	30.88%		$361.36%				.36%		.73%		1.16%
10/31/2023	13.07	.15	.97	1.12	(.07)	(.41)	(.48)	13.71	8.67		194.39				.39		.77		1.05
10/31/2022	16.94	.11	(3.76)	(3.65)	(.09)	(.13)	(.22)	13.07	(21.75)		104.39				.39		.76		.78
10/31/2021	12.66	.10	4.27	4.37	(.08)	(.01)	(.09)	16.94	34.61		54.44				.40		.77		.60
10/31/2020[6,12]	10.00	.05	2.61	2.66	—	—	—	12.66	26.60	[13]	7.60			[8]	.38	[8]	.75	[8]	.67	[8]
Class C:
10/31/2024	13.52	.07	3.95	4.02	(.08)	(.10)	(.18)	17.36	29.93		26		1.10		1.10		1.47		.43
10/31/2023	12.93	.04	.96	1.00	— [9]	(.41)	(.41)	13.52	7.91		14		1.10		1.10		1.48		.32
10/31/2022	16.80	.01	(3.73)	(3.72)	(.02)	(.13)	(.15)	12.93	(22.33)		7		1.09		1.09		1.46		.07
10/31/2021	12.63	(.01)	4.25	4.24	(.06)	(.01)	(.07)	16.80	33.63		4		1.12		1.09		1.46		(.09)
10/31/2020[6,12]	10.00	— [9]	2.63	2.63	—	—	—	12.63	26.30	[13]	—	[11]	1.17	[8]	1.00	[8]	1.37	[8]	—	[8,14]
Class T:
10/31/2024	13.81	.25	4.02	4.27	(.20)	(.10)	(.30)	17.78	31.25	[10]	—	[11]	.10	[10]	.10	[10]	.47	[10]	1.52	[10]
10/31/2023	13.15	.21	.95	1.16	(.09)	(.41)	(.50)	13.81	9.09	[10]	—	[11]	.06	[10]	.06	[10]	.44	[10]	1.47	[10]
10/31/2022	17.01	.17	(3.79)	(3.62)	(.11)	(.13)	(.24)	13.15	(21.57)[10]		—	[11]	.08	[10]	.08	[10]	.45	[10]	1.14	[10]
10/31/2021	12.69	.16	4.27	4.43	(.10)	(.01)	(.11)	17.01	35.01	[10]	—	[11]	.24	[10]	.11	[10]	.48	[10]	1.02	[10]
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90	[10,13]	—	[11]	.48	[8,10]	.02	[8,10]	.39	[8,10]	.94	[8,10]
Class F-1:
10/31/2024	13.74	.19	4.01	4.20	(.16)	(.10)	(.26)	17.68	30.84		4.37				.37		.74		1.18
10/31/2023	13.09	.15	.98	1.13	(.07)	(.41)	(.48)	13.74	8.82		3.37				.37		.75		1.08
10/31/2022	16.96	.12	(3.78)	(3.66)	(.08)	(.13)	(.21)	13.09	(21.83)		2.37				.37		.74		.81
10/31/2021	12.68	.11	4.27	4.38	(.09)	(.01)	(.10)	16.96	34.73		1.42				.37		.74		.67
10/31/2020[6,12]	10.00	.06	2.62	2.68	—	—	—	12.68	26.70	[13]	—	[11]	.47	[8]	.28	[8]	.65	[8]	.77	[8]
Class F-2:
10/31/2024	13.80	.24	4.01	4.25	(.19)	(.10)	(.29)	17.76	31.19		24.10				.10		.47		1.43
10/31/2023	13.14	.19	.98	1.17	(.10)	(.41)	(.51)	13.80	9.11		13.10				.10		.48		1.32
10/31/2022	17.01	.16	(3.78)	(3.62)	(.12)	(.13)	(.25)	13.14	(21.59)		6.09				.09		.46		1.08
10/31/2021	12.69	.15	4.27	4.42	(.09)	(.01)	(.10)	17.01	34.99		3.12				.10		.47		.91
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90	[13]	—	[11]	.27	[8]	.03	[8]	.40	[8]	.86	[8]
Class F-3:
10/31/2024	13.82	.26	4.01	4.27	(.20)	(.10)	(.30)	17.79	31.30		1.01				.01		.38		1.56
10/31/2023	13.16	.21	.96	1.17	(.10)	(.41)	(.51)	13.82	9.17		1.01				.01		.39		1.48
10/31/2022	17.02	.17	(3.77)	(3.60)	(.13)	(.13)	(.26)	13.16	(21.49)		—	[11]	.01		.01		.38		1.18
10/31/2021	12.69	.17	4.27	4.44	(.10)	(.01)	(.11)	17.02	35.09		—	[11]	.10		.03		.40		1.08
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90	[13]	—	[11]	.30	[8]	—	[8,14]	.37	[8]	.99	[8]
Class R-1:
10/31/2024	13.61	.08	3.96	4.04	(.06)	(.10)	(.16)	17.49	29.92		1		1.09		1.09		1.46		.48
10/31/2023	13.01	.05	.96	1.01	—	(.41)	(.41)	13.61	7.93		1		1.09		1.09		1.47		.38
10/31/2022	16.91	.02	(3.76)	(3.74)	(.03)	(.13)	(.16)	13.01	(22.34)		1		1.08		1.08		1.45		.14
10/31/2021	12.69	(.04)	4.36	4.32	(.09)	(.01)	(.10)	16.91	34.17		1		1.06		1.06		1.43		(.22)
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90	[10,13]	—	[11]	.45	[8,10]	.06	[8,10]	.43	[8,10]	.90	[8,10]
Class R-2:
10/31/2024	13.52	.07	3.95	4.02	(.08)	(.10)	(.18)	17.36	29.95		189		1.10		1.10		1.47		.42
10/31/2023	12.93	.05	.95	1.00	—	(.41)	(.41)	13.52	7.90		103		1.11		1.11		1.49		.35
10/31/2022	16.78	.01	(3.73)	(3.72)	— [9]	(.13)	(.13)	12.93	(22.33)		60		1.11		1.11		1.48		.06
10/31/2021	12.61	(.01)	4.24	4.23	(.05)	(.01)	(.06)	16.78	33.62		38		1.17		1.12		1.49		(.05)
10/31/2020[6,12]	10.00	— [9]	2.61	2.61	—	—	—	12.61	26.10	[13]	7		1.31	[8]	1.11	[8]	1.48	[8]	(.04)[8]
Class R-2E:
10/31/2024	13.62	.12	3.98	4.10	(.12)	(.10)	(.22)	17.50	30.35		22.80				.80		1.17		.74
10/31/2023	13.01	.09	.96	1.05	(.03)	(.41)	(.44)	13.62	8.24		12.80				.80		1.18		.63
10/31/2022	16.87	.05	(3.75)	(3.70)	(.03)	(.13)	(.16)	13.01	(22.12)		6.81				.81		1.18		.34
10/31/2021	12.64	.04	4.25	4.29	(.05)	(.01)	(.06)	16.87	34.02		3.87				.82		1.19		.25
10/31/2020[6,12]	10.00	.02	2.62	2.64	—	—	—	12.64	26.40	[13]	1		1.01	[8]	.79	[8]	1.16	[8]	.27	[8]
Class R-3:
10/31/2024	13.65	.14	3.98	4.12	(.13)	(.10)	(.23)	17.54	30.46		239.66				.66		1.03		.87
10/31/2023	13.03	.11	.96	1.07	(.04)	(.41)	(.45)	13.65	8.40		128.66				.66		1.04		.78
10/31/2022	16.89	.07	(3.75)	(3.68)	(.05)	(.13)	(.18)	13.03	(22.00)		67.66				.66		1.03		.51
10/31/2021	12.64	.05	4.27	4.32	(.06)	(.01)	(.07)	16.89	34.29		39.72				.67		1.04		.34
10/31/2020[6,12]	10.00	.03	2.61	2.64	—	—	—	12.64	26.40	[13]	8.91			[8]	.66	[8]	1.03	[8]	.45	[8]
Class R-4:
10/31/2024	13.72	.19	4.00	4.19	(.16)	(.10)	(.26)	17.65	30.89		147.36				.36		.73		1.16
10/31/2023	13.08	.15	.97	1.12	(.07)	(.41)	(.48)	13.72	8.76		78.36				.36		.74		1.09
10/31/2022	16.95	.12	(3.77)	(3.65)	(.09)	(.13)	(.22)	13.08	(21.81)		42.36				.36		.73		.82
10/31/2021	12.67	.10	4.27	4.37	(.08)	(.01)	(.09)	16.95	34.63		24.42				.38		.75		.65
10/31/2020[6,12]	10.00	.05	2.62	2.67	—	—	—	12.67	26.70	[13]	3.57			[8]	.36	[8]	.73	[8]	.71	[8]
American Funds Target Date Retirement Series / Prospectus     119

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]		Net effective expense ratio[3,5]		Ratio of net income (loss) to average net assets[3]
Class R-5E:
10/31/2024	$13.78	$.23	$4.01	$4.24	$(.19)	$(.10)	$(.29)	$17.73	31.10%	$141.15%		.15%		.52%		1.35%
10/31/2023	13.13	.18	.97	1.15	(.09)	(.41)	(.50)	13.78	9.00	69.16		.16		.54		1.27
10/31/2022	16.99	.14	(3.76)	(3.62)	(.11)	(.13)	(.24)	13.13	(21.60)	32.16		.16		.53		1.01
10/31/2021	12.68	.14	4.27	4.41	(.09)	(.01)	(.10)	16.99	34.90	16.22		.17		.54		.85
10/31/2020[6,12]	10.00	.07	2.61	2.68	—	—	—	12.68	26.80 [13]	3.35	[8]	.17	[8]	.54	[8]	.99	[8]
Class R-5:
10/31/2024	13.80	.25	4.02	4.27	(.20)	(.10)	(.30)	17.77	31.30	48.06		.06		.43		1.50
10/31/2023	13.15	.19	.97	1.16	(.10)	(.41)	(.51)	13.80	9.05	25.06		.06		.44		1.38
10/31/2022	17.01	.16	(3.77)	(3.61)	(.12)	(.13)	(.25)	13.15	(21.53)	13.06		.06		.43		1.11
10/31/2021	12.69	.16	4.26	4.42	(.09)	(.01)	(.10)	17.01	34.99	7.12		.08		.45		.98
10/31/2020[6,12]	10.00	.08	2.61	2.69	—	—	—	12.69	26.90 [13]	1.33	[8]	.07	[8]	.44	[8]	1.03	[8]
Class R-6:
10/31/2024	13.82	.24	4.03	4.27	(.20)	(.10)	(.30)	17.79	31.30	2,456.01		.01		.38		1.46
10/31/2023	13.16	.20	.97	1.17	(.10)	(.41)	(.51)	13.82	9.17	1,045.01		.01		.39		1.40
10/31/2022	17.02	.17	(3.77)	(3.60)	(.13)	(.13)	(.26)	13.16	(21.49)	430.01		.01		.38		1.15
10/31/2021	12.69	.15	4.29	4.44	(.10)	(.01)	(.11)	17.02	35.09	194.07		.03		.40		.95
10/31/2020[6,12]	10.00	.09	2.60	2.69	—	—	—	12.69	26.90 [13]	14.18	[8]	.04	[8]	.41	[8]	1.16	[8]

120     American Funds Target Date Retirement Series / Prospectus

American Funds 2060 Target Date Retirement Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$14.14	$.21		$4.10	$4.31	$(.18)	$(.15)	$(.33)	$18.12	30.87%	$1,154.35%				.72%		1.23%
10/31/2023	13.81	.16		1.00	1.16	(.07)	(.76)	(.83)	14.14	8.75	791.35				.73		1.14
10/31/2022	18.27	.14		(3.98)	(3.84)	(.13)	(.49)	(.62)	13.81	(21.77)	604.34				.71		.88
10/31/2021	13.92	.13		4.62	4.75	(.09)	(.31)	(.40)	18.27	34.65	619.34				.71		.77
10/31/2020	13.16	.15		1.05	1.20	(.10)	(.34)	(.44)	13.92	9.25	363.38				.76		1.15
Class C:
10/31/2024	13.81	.09		4.00	4.09	(.08)	(.15)	(.23)	17.67	29.87	107		1.08		1.45		.52
10/31/2023	13.53	.06		.98	1.04	—	(.76)	(.76)	13.81	7.95	82		1.09		1.47		.41
10/31/2022	17.92	.02		(3.91)	(3.89)	(.01)	(.49)	(.50)	13.53	(22.34)	67		1.08		1.45		.14
10/31/2021	13.68	.01		4.54	4.55	—	(.31)	(.31)	17.92	33.66	75		1.08		1.45		.04
10/31/2020	12.96	.06		1.02	1.08	(.02)	(.34)	(.36)	13.68	8.43	49		1.11		1.49		.44
Class T:
10/31/2024	14.23	.26		4.11	4.37	(.22)	(.15)	(.37)	18.23	31.14 [10]	—	[11]	.10	[10]	.47	[10]	1.52	[10]
10/31/2023	13.88	.22		1.00	1.22	(.11)	(.76)	(.87)	14.23	9.12 [10]	—	[11]	.06	[10]	.44	[10]	1.49	[10]
10/31/2022	18.34	.18		(3.99)	(3.81)	(.16)	(.49)	(.65)	13.88	(21.55)[10]	—	[11]	.08	[10]	.45	[10]	1.15	[10]
10/31/2021	13.97	.17		4.62	4.79	(.11)	(.31)	(.42)	18.34	34.86 [10]	—	[11]	.15	[10]	.52	[10]	.99	[10]
10/31/2020	13.20	.19		1.05	1.24	(.13)	(.34)	(.47)	13.97	9.48 [10]	—	[11]	.16	[10]	.54	[10]	1.45	[10]
Class F-1:
10/31/2024	14.14	.21		4.10	4.31	(.17)	(.15)	(.32)	18.13	30.88	38.37				.74		1.26
10/31/2023	13.80	.17		.99	1.16	(.06)	(.76)	(.82)	14.14	8.75	33.37				.75		1.15
10/31/2022	18.27	.13		(3.98)	(3.85)	(.13)	(.49)	(.62)	13.80	(21.83)	30.38				.75		.84
10/31/2021	13.93	.12		4.62	4.74	(.09)	(.31)	(.40)	18.27	34.57	31.37				.74		.73
10/31/2020	13.17	.15		1.05	1.20	(.10)	(.34)	(.44)	13.93	9.24	15.38				.76		1.15
Class F-2:
10/31/2024	14.25	.25		4.14	4.39	(.22)	(.15)	(.37)	18.27	31.20	88.10				.47		1.48
10/31/2023	13.91	.20		1.00	1.20	(.10)	(.76)	(.86)	14.25	9.01	58.10				.48		1.40
10/31/2022	18.39	.17		(3.99)	(3.82)	(.17)	(.49)	(.66)	13.91	(21.57)	48.09				.46		1.12
10/31/2021	14.00	.17		4.65	4.82	(.12)	(.31)	(.43)	18.39	35.02	55.09				.46		1.00
10/31/2020	13.23	.19		1.05	1.24	(.13)	(.34)	(.47)	14.00	9.52	29.10				.48		1.41
Class F-3:
10/31/2024	14.23	.28		4.11	4.39	(.23)	(.15)	(.38)	18.24	31.28	12.01				.38		1.64
10/31/2023	13.89	.20		1.02	1.22	(.12)	(.76)	(.88)	14.23	9.13	10.01				.39		1.35
10/31/2022	18.36	.18		(3.98)	(3.80)	(.18)	(.49)	(.67)	13.89	(21.49)	4.01				.38		1.20
10/31/2021	13.98	.18		4.64	4.82	(.13)	(.31)	(.44)	18.36	35.08	3.01				.38		1.07
10/31/2020	13.21	.17		1.08	1.25	(.14)	(.34)	(.48)	13.98	9.59	1.02				.40		1.27
Class R-1:
10/31/2024	13.84	.09		4.01	4.10	(.09)	(.15)	(.24)	17.70	29.87	10		1.10		1.47		.52
10/31/2023	13.56	.05		.99	1.04	—	(.76)	(.76)	13.84	7.94	7		1.11		1.49		.37
10/31/2022	17.98	.01		(3.92)	(3.91)	(.02)	(.49)	(.51)	13.56	(22.36)	6		1.10		1.47		.09
10/31/2021	13.74	—	[9]	4.56	4.56	(.01)	(.31)	(.32)	17.98	33.60	6		1.11		1.48		(.01)
10/31/2020	13.01	.04		1.04	1.08	(.01)	(.34)	(.35)	13.74	8.40	3		1.14		1.52		.28
Class R-2:
10/31/2024	13.80	.08		4.00	4.08	(.08)	(.15)	(.23)	17.65	29.83	450		1.10		1.47		.50
10/31/2023	13.52	.06		.98	1.04	—	(.76)	(.76)	13.80	7.96	326		1.11		1.49		.40
10/31/2022	17.91	.02		(3.92)	(3.90)	— [9]	(.49)	(.49)	13.52	(22.38)	269		1.11		1.48		.11
10/31/2021	13.68	—	[9]	4.54	4.54	—	(.31)	(.31)	17.91	33.58	304		1.11		1.48		.02
10/31/2020	12.96	.06		1.02	1.08	(.02)	(.34)	(.36)	13.68	8.42	204		1.12		1.50		.44
Class R-2E:
10/31/2024	13.95	.13		4.04	4.17	(.12)	(.15)	(.27)	17.85	30.24	107.80				1.17		.80
10/31/2023	13.63	.10		.99	1.09	(.01)	(.76)	(.77)	13.95	8.27	76.81				1.19		.72
10/31/2022	18.05	.06		(3.94)	(3.88)	(.05)	(.49)	(.54)	13.63	(22.14)	61.81				1.18		.42
10/31/2021	13.77	.05		4.58	4.63	(.04)	(.31)	(.35)	18.05	34.05	68.81				1.18		.30
10/31/2020	13.04	.09		1.04	1.13	(.06)	(.34)	(.40)	13.77	8.74	40.82				1.20		.71
Class R-3:
10/31/2024	14.01	.16		4.06	4.22	(.14)	(.15)	(.29)	17.94	30.47	661.65				1.02		.94
10/31/2023	13.68	.12		1.00	1.12	(.03)	(.76)	(.79)	14.01	8.48	483.66				1.04		.84
10/31/2022	18.12	.09		(3.96)	(3.87)	(.08)	(.49)	(.57)	13.68	(22.07)	368.66				1.03		.56
10/31/2021	13.82	.08		4.58	4.66	(.05)	(.31)	(.36)	18.12	34.22	383.66				1.03		.45
10/31/2020	13.08	.11		1.04	1.15	(.07)	(.34)	(.41)	13.82	8.91	236.67				1.05		.86
Class R-4:
10/31/2024	14.15	.21		4.10	4.31	(.18)	(.15)	(.33)	18.13	30.85	632.36				.73		1.23
10/31/2023	13.81	.16		1.01	1.17	(.07)	(.76)	(.83)	14.15	8.78	438.36				.74		1.13
10/31/2022	18.27	.13		(3.98)	(3.85)	(.12)	(.49)	(.61)	13.81	(21.79)	327.36				.73		.87
10/31/2021	13.92	.12		4.62	4.74	(.08)	(.31)	(.39)	18.27	34.57	381.36				.73		.73
10/31/2020	13.16	.16		1.04	1.20	(.10)	(.34)	(.44)	13.92	9.27	285.37				.75		1.17

American Funds Target Date Retirement Series / Prospectus     121

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$14.18	$.24	$4.12	$4.36	$(.21)	$(.15)	$(.36)	$18.18	31.15%	$421.15%		.52%	1.44%
10/31/2023	13.85	.19	1.00	1.19	(.10)	(.76)	(.86)	14.18	8.92	289.16		.54	1.33
10/31/2022	18.31	.16	(3.98)	(3.82)	(.15)	(.49)	(.64)	13.85	(21.61)	207.16		.53	1.04
10/31/2021	13.95	.16	4.63	4.79	(.12)	(.31)	(.43)	18.31	34.87	187.16		.53	.95
10/31/2020	13.18	.19	1.05	1.24	(.13)	(.34)	(.47)	13.95	9.50	116.17		.55	1.41
Class R-5:
10/31/2024	14.28	.26	4.14	4.40	(.22)	(.15)	(.37)	18.31	31.25	159.06		.43	1.55
10/31/2023	13.94	.21	1.00	1.21	(.11)	(.76)	(.87)	14.28	9.03	113.06		.44	1.45
10/31/2022	18.42	.18	(4.00)	(3.82)	(.17)	(.49)	(.66)	13.94	(21.51)	95.06		.43	1.16
10/31/2021	14.03	.18	4.65	4.83	(.13)	(.31)	(.44)	18.42	34.97	106.06		.43	1.05
10/31/2020	13.25	.20	1.06	1.26	(.14)	(.34)	(.48)	14.03	9.60	66.07		.45	1.51
Class R-6:
10/31/2024	14.30	.26	4.15	4.41	(.23)	(.15)	(.38)	18.33	31.26	10,467.01		.38	1.54
10/31/2023	13.95	.21	1.02	1.23	(.12)	(.76)	(.88)	14.30	9.16	6,309.01		.39	1.46
10/31/2022	18.44	.19	(4.01)	(3.82)	(.18)	(.49)	(.67)	13.95	(21.51)	4,166.01		.38	1.20
10/31/2021	14.04	.19	4.65	4.84	(.13)	(.31)	(.44)	18.44	35.07	3,763.01		.38	1.09
10/31/2020	13.26	.20	1.06	1.26	(.14)	(.34)	(.48)	14.04	9.64	1,888.02		.40	1.48

122     American Funds Target Date Retirement Series / Prospectus

American Funds 2055 Target Date Retirement Fund

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$20.86	$.31		$6.03	$6.34	$(.28)	$(.24)	$(.52)	$26.68	30.76%	$1,742.34%				.71%		1.26%
10/31/2023	20.52	.25		1.46	1.71	(.12)	(1.25)	(1.37)	20.86	8.70	1,253.35				.72		1.16
10/31/2022	27.25	.21		(5.85)	(5.64)	(.17)	(.92)	(1.09)	20.52	(21.58)	1,023.33				.70		.89
10/31/2021	20.85	.20		6.90	7.10	(.15)	(.55)	(.70)	27.25	34.62	1,143.33				.70		.79
10/31/2020	19.83	.24		1.58	1.82	(.17)	(.63)	(.80)	20.85	9.27	752.35				.73		1.21
Class C:
10/31/2024	20.26	.14		5.83	5.97	(.12)	(.24)	(.36)	25.87	29.76	120		1.07		1.44		.56
10/31/2023	19.99	.09		1.43	1.52	—	(1.25)	(1.25)	20.26	7.92	97		1.08		1.45		.44
10/31/2022	26.59	.04		(5.72)	(5.68)	—	(.92)	(.92)	19.99	(22.15)	86		1.07		1.44		.16
10/31/2021	20.39	.01		6.75	6.76	(.01)	(.55)	(.56)	26.59	33.59	103		1.07		1.44		.05
10/31/2020	19.42	.09		1.55	1.64	(.04)	(.63)	(.67)	20.39	8.51	71		1.09		1.47		.48
Class T:
10/31/2024	20.94	.38		6.03	6.41	(.34)	(.24)	(.58)	26.77	31.03 [10]	—	[11]	.10	[10]	.47	[10]	1.54	[10]
10/31/2023	20.58	.32		1.46	1.78	(.17)	(1.25)	(1.42)	20.94	9.05 [10]	—	[11]	.06	[10]	.43	[10]	1.51	[10]
10/31/2022	27.30	.27		(5.85)	(5.58)	(.22)	(.92)	(1.14)	20.58	(21.36)[10]	—	[11]	.08	[10]	.45	[10]	1.16	[10]
10/31/2021	20.89	.25		6.89	7.14	(.18)	(.55)	(.73)	27.30	34.80 [10]	—	[11]	.14	[10]	.51	[10]	1.00	[10]
10/31/2020	19.85	.29		1.58	1.87	(.20)	(.63)	(.83)	20.89	9.56 [10]	—	[11]	.15	[10]	.53	[10]	1.46	[10]
Class F-1:
10/31/2024	20.71	.31		5.97	6.28	(.27)	(.24)	(.51)	26.48	30.71	69.37				.74		1.24
10/31/2023	20.37	.25		1.44	1.69	(.10)	(1.25)	(1.35)	20.71	8.69	51.37				.74		1.16
10/31/2022	27.06	.20		(5.80)	(5.60)	(.17)	(.92)	(1.09)	20.37	(21.61)	46.38				.75		.86
10/31/2021	20.73	.19		6.84	7.03	(.15)	(.55)	(.70)	27.06	34.49	56.37				.74		.74
10/31/2020	19.71	.23		1.58	1.81	(.16)	(.63)	(.79)	20.73	9.30	34.37				.75		1.17
Class F-2:
10/31/2024	20.91	.38		6.03	6.41	(.33)	(.24)	(.57)	26.75	31.08	101.10				.47		1.51
10/31/2023	20.57	.30		1.46	1.76	(.17)	(1.25)	(1.42)	20.91	8.94	71.10				.47		1.42
10/31/2022	27.30	.26		(5.84)	(5.58)	(.23)	(.92)	(1.15)	20.57	(21.36)	56.09				.46		1.13
10/31/2021	20.89	.26		6.90	7.16	(.20)	(.55)	(.75)	27.30	34.89	58.09				.46		1.02
10/31/2020	19.85	.29		1.59	1.88	(.21)	(.63)	(.84)	20.89	9.61	33.10				.48		1.47
Class F-3:
10/31/2024	20.97	.40		6.04	6.44	(.35)	(.24)	(.59)	26.82	31.14	16.01				.38		1.61
10/31/2023	20.61	.33		1.46	1.79	(.18)	(1.25)	(1.43)	20.97	9.13	12.01				.38		1.53
10/31/2022	27.36	.28		(5.86)	(5.58)	(.25)	(.92)	(1.17)	20.61	(21.33)	10.01				.38		1.22
10/31/2021	20.93	.28		6.91	7.19	(.21)	(.55)	(.76)	27.36	35.00	12.01				.38		1.10
10/31/2020	19.89	.31		1.59	1.90	(.23)	(.63)	(.86)	20.93	9.67	7.01				.39		1.57
Class R-1:
10/31/2024	20.11	.12		5.81	5.93	(.12)	(.24)	(.36)	25.68	29.78	14		1.10		1.47		.51
10/31/2023	19.86	.08		1.42	1.50	—	(1.25)	(1.25)	20.11	7.87	11		1.10		1.47		.41
10/31/2022	26.43	.03		(5.68)	(5.65)	—	(.92)	(.92)	19.86	(22.17)	9		1.10		1.47		.13
10/31/2021	20.31	—	[9]	6.72	6.72	(.05)	(.55)	(.60)	26.43	33.58	11		1.11		1.48		.01
10/31/2020	19.34	.08		1.54	1.62	(.02)	(.63)	(.65)	20.31	8.44	5		1.14		1.52		.42
Class R-2:
10/31/2024	20.16	.13		5.82	5.95	(.13)	(.24)	(.37)	25.74	29.76	734		1.10		1.47		.52
10/31/2023	19.90	.09		1.42	1.51	—	(1.25)	(1.25)	20.16	7.90	559		1.11		1.48		.42
10/31/2022	26.49	.03		(5.70)	(5.67)	—	(.92)	(.92)	19.90	(22.20)	488		1.11		1.48		.13
10/31/2021	20.32	.01		6.71	6.72	— [9]	(.55)	(.55)	26.49	33.53	601		1.10		1.47		.03
10/31/2020	19.35	.09		1.54	1.63	(.03)	(.63)	(.66)	20.32	8.49	438		1.12		1.50		.48
Class R-2E:
10/31/2024	20.41	.21		5.87	6.08	(.19)	(.24)	(.43)	26.06	30.11	169.81				1.18		.86
10/31/2023	20.09	.15		1.43	1.58	(.01)	(1.25)	(1.26)	20.41	8.22	135.81				1.18		.74
10/31/2022	26.71	.10		(5.74)	(5.64)	(.06)	(.92)	(.98)	20.09	(21.95)	117.81				1.18		.42
10/31/2021	20.47	.08		6.77	6.85	(.06)	(.55)	(.61)	26.71	33.96	144.81				1.18		.32
10/31/2020	19.50	.15		1.55	1.70	(.10)	(.63)	(.73)	20.47	8.79	98.81				1.19		.75
Class R-3:
10/31/2024	20.55	.23		5.94	6.17	(.22)	(.24)	(.46)	26.26	30.34	1,119.65				1.02		.96
10/31/2023	20.22	.18		1.45	1.63	(.05)	(1.25)	(1.30)	20.55	8.40	828.66				1.03		.86
10/31/2022	26.87	.13		(5.77)	(5.64)	(.09)	(.92)	(1.01)	20.22	(21.83)	701.66				1.03		.57
10/31/2021	20.59	.12		6.79	6.91	(.08)	(.55)	(.63)	26.87	34.11	823.66				1.03		.47
10/31/2020	19.59	.18		1.56	1.74	(.11)	(.63)	(.74)	20.59	8.98	578.67				1.05		.91
Class R-4:
10/31/2024	20.83	.31		6.01	6.32	(.28)	(.24)	(.52)	26.63	30.71	1,145.36				.73		1.26
10/31/2023	20.48	.25		1.46	1.71	(.11)	(1.25)	(1.36)	20.83	8.71	855.36				.73		1.16
10/31/2022	27.19	.20		(5.83)	(5.63)	(.16)	(.92)	(1.08)	20.48	(21.59)	710.36				.73		.88
10/31/2021	20.81	.19		6.87	7.06	(.13)	(.55)	(.68)	27.19	34.50	925.36				.73		.75
10/31/2020	19.78	.24		1.59	1.83	(.17)	(.63)	(.80)	20.81	9.34	804.36				.74		1.22

American Funds Target Date Retirement Series / Prospectus     123

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$20.82	$.36	$6.01	$6.37	$(.32)	$(.24)	$(.56)	$26.63	31.00%	$641.15%		.52%	1.45%
10/31/2023	20.48	.29	1.45	1.74	(.15)	(1.25)	(1.40)	20.82	8.91	465.16		.53	1.36
10/31/2022	27.19	.25	(5.83)	(5.58)	(.21)	(.92)	(1.13)	20.48	(21.43)	372.15		.52	1.07
10/31/2021	20.81	.24	6.88	7.12	(.19)	(.55)	(.74)	27.19	34.81	403.16		.53	.96
10/31/2020	19.78	.29	1.57	1.86	(.20)	(.63)	(.83)	20.81	9.53	291.16		.54	1.46
Class R-5:
10/31/2024	21.12	.40	6.08	6.48	(.34)	(.24)	(.58)	27.02	31.10	316.06		.43	1.59
10/31/2023	20.75	.32	1.47	1.79	(.17)	(1.25)	(1.42)	21.12	9.05	246.06		.43	1.48
10/31/2022	27.54	.27	(5.90)	(5.63)	(.24)	(.92)	(1.16)	20.75	(21.38)	220.06		.43	1.16
10/31/2021	21.06	.27	6.96	7.23	(.20)	(.55)	(.75)	27.54	34.97	294.06		.43	1.07
10/31/2020	20.00	.32	1.59	1.91	(.22)	(.63)	(.85)	21.06	9.66	203.06		.44	1.60
Class R-6:
10/31/2024	21.15	.40	6.11	6.51	(.35)	(.24)	(.59)	27.07	31.21	17,493.01		.38	1.57
10/31/2023	20.79	.32	1.47	1.79	(.18)	(1.25)	(1.43)	21.15	9.04	11,403.01		.38	1.49
10/31/2022	27.58	.28	(5.90)	(5.62)	(.25)	(.92)	(1.17)	20.79	(21.30)	8,298.01		.38	1.21
10/31/2021	21.09	.28	6.97	7.25	(.21)	(.55)	(.76)	27.58	35.03	8,209.01		.38	1.10
10/31/2020	20.03	.31	1.61	1.92	(.23)	(.63)	(.86)	21.09	9.70	4,709.01		.39	1.51

124     American Funds Target Date Retirement Series / Prospectus

American Funds 2050 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$16.67	$.27	$4.74	$5.01	$(.24)	$(.20)	$(.44)	$21.24	30.43%	$2,576.34%				.70%		1.38%
10/31/2023	16.47	.21	1.11	1.32	(.12)	(1.00)	(1.12)	16.67	8.37	1,921.34				.71		1.26
10/31/2022	21.72	.18	(4.53)	(4.35)	(.15)	(.75)	(.90)	16.47	(20.90)	1,654.33				.70		.96
10/31/2021	16.67	.16	5.48	5.64	(.12)	(.47)	(.59)	21.72	34.41	1,931.33				.69		.82
10/31/2020	15.88	.20	1.27	1.47	(.14)	(.54)	(.68)	16.67	9.36	1,334.34				.72		1.24
Class C:
10/31/2024	16.15	.13	4.59	4.72	(.11)	(.20)	(.31)	20.56	29.51	172		1.07		1.43		.67
10/31/2023	15.99	.09	1.07	1.16	—	(1.00)	(1.00)	16.15	7.55	142		1.08		1.45		.53
10/31/2022	21.12	.04	(4.41)	(4.37)	(.01)	(.75)	(.76)	15.99	(21.48)	133		1.07		1.44		.22
10/31/2021	16.25	.01	5.33	5.34	— [9]	(.47)	(.47)	21.12	33.36	160		1.07		1.43		.07
10/31/2020	15.51	.08	1.24	1.32	(.04)	(.54)	(.58)	16.25	8.57	113		1.09		1.47		.48
Class T:
10/31/2024	16.73	.33	4.74	5.07	(.29)	(.20)	(.49)	21.31	30.72 [10]	—	[11]	.10	[10]	.46	[10]	1.64	[10]
10/31/2023	16.51	.27	1.11	1.38	(.16)	(1.00)	(1.16)	16.73	8.76 [10]	—	[11]	.06	[10]	.43	[10]	1.59	[10]
10/31/2022	21.76	.23	(4.54)	(4.31)	(.19)	(.75)	(.94)	16.51	(20.72)[10]	—	[11]	.08	[10]	.45	[10]	1.23	[10]
10/31/2021	16.70	.20	5.48	5.68	(.15)	(.47)	(.62)	21.76	34.61 [10]	—	[11]	.14	[10]	.50	[10]	1.02	[10]
10/31/2020	15.90	.23	1.28	1.51	(.17)	(.54)	(.71)	16.70	9.62 [10]	—	[11]	.15	[10]	.53	[10]	1.46	[10]
Class F-1:
10/31/2024	16.53	.26	4.70	4.96	(.23)	(.20)	(.43)	21.06	30.40	102.37				.73		1.33
10/31/2023	16.33	.21	1.10	1.31	(.11)	(1.00)	(1.11)	16.53	8.38	76.37				.74		1.25
10/31/2022	21.55	.17	(4.49)	(4.32)	(.15)	(.75)	(.90)	16.33	(20.95)	73.38				.75		.92
10/31/2021	16.56	.15	5.43	5.58	(.12)	(.47)	(.59)	21.55	34.28	86.37				.73		.76
10/31/2020	15.78	.19	1.27	1.46	(.14)	(.54)	(.68)	16.56	9.35	49.37				.75		1.18
Class F-2:
10/31/2024	16.69	.32	4.74	5.06	(.28)	(.20)	(.48)	21.27	30.75	148.10				.46		1.61
10/31/2023	16.49	.26	1.10	1.36	(.16)	(1.00)	(1.16)	16.69	8.63	107.10				.47		1.50
10/31/2022	21.74	.22	(4.52)	(4.30)	(.20)	(.75)	(.95)	16.49	(20.70)	88.09				.46		1.20
10/31/2021	16.68	.21	5.48	5.69	(.16)	(.47)	(.63)	21.74	34.74	97.09				.45		1.05
10/31/2020	15.89	.23	1.28	1.51	(.18)	(.54)	(.72)	16.68	9.61	60.09				.47		1.46
Class F-3:
10/31/2024	16.75	.34	4.75	5.09	(.30)	(.20)	(.50)	21.34	30.81	18.01				.37		1.71
10/31/2023	16.54	.27	1.11	1.38	(.17)	(1.00)	(1.17)	16.75	8.77	14.01				.38		1.61
10/31/2022	21.80	.24	(4.53)	(4.29)	(.22)	(.75)	(.97)	16.54	(20.63)	13.01				.38		1.28
10/31/2021	16.73	.22	5.49	5.71	(.17)	(.47)	(.64)	21.80	34.78	12.01				.37		1.07
10/31/2020	15.93	.30	1.23	1.53	(.19)	(.54)	(.73)	16.73	9.74	4.01				.39		1.87
Class R-1:
10/31/2024	16.14	.12	4.58	4.70	(.11)	(.20)	(.31)	20.53	29.41	22		1.10		1.46		.64
10/31/2023	15.98	.08	1.08	1.16	—	(1.00)	(1.00)	16.14	7.56	18		1.10		1.47		.50
10/31/2022	21.11	.04	(4.42)	(4.38)	— [9]	(.75)	(.75)	15.98	(21.52)	16		1.10		1.47		.20
10/31/2021	16.24	.01	5.34	5.35	(.01)	(.47)	(.48)	21.11	33.40	21		1.11		1.47		.05
10/31/2020	15.49	.07	1.23	1.30	(.01)	(.54)	(.55)	16.24	8.46	14		1.14		1.52		.44
Class R-2:
10/31/2024	16.14	.12	4.58	4.70	(.11)	(.20)	(.31)	20.53	29.42	1,027		1.10		1.46		.63
10/31/2023	15.97	.08	1.09	1.17	—	(1.00)	(1.00)	16.14	7.62	799		1.11		1.48		.51
10/31/2022	21.10	.04	(4.42)	(4.38)	—	(.75)	(.75)	15.97	(21.54)	726		1.11		1.48		.19
10/31/2021	16.23	.01	5.33	5.34	— [9]	(.47)	(.47)	21.10	33.36	902		1.10		1.46		.06
10/31/2020	15.49	.07	1.24	1.31	(.03)	(.54)	(.57)	16.23	8.52	680		1.11		1.49		.48
Class R-2E:
10/31/2024	16.29	.19	4.62	4.81	(.17)	(.20)	(.37)	20.73	29.82	245.81				1.17		.97
10/31/2023	16.10	.14	1.09	1.23	(.04)	(1.00)	(1.04)	16.29	7.93	201.81				1.18		.82
10/31/2022	21.26	.09	(4.44)	(4.35)	(.06)	(.75)	(.81)	16.10	(21.30)	180.81				1.18		.49
10/31/2021	16.34	.07	5.36	5.43	(.04)	(.47)	(.51)	21.26	33.77	229.81				1.17		.34
10/31/2020	15.59	.12	1.25	1.37	(.08)	(.54)	(.62)	16.34	8.85	163.81				1.19		.77
Class R-3:
10/31/2024	16.40	.21	4.66	4.87	(.19)	(.20)	(.39)	20.88	30.02	1,568.65				1.01		1.08
10/31/2023	16.21	.16	1.09	1.25	(.06)	(1.00)	(1.06)	16.40	8.06	1,286.66				1.03		.95
10/31/2022	21.40	.12	(4.47)	(4.35)	(.09)	(.75)	(.84)	16.21	(21.19)	1,127.66				1.03		.64
10/31/2021	16.44	.10	5.40	5.50	(.07)	(.47)	(.54)	21.40	33.97	1,362.66				1.02		.50
10/31/2020	15.68	.15	1.24	1.39	(.09)	(.54)	(.63)	16.44	8.98	1,017.66				1.04		.93
Class R-4:
10/31/2024	16.63	.27	4.73	5.00	(.24)	(.20)	(.44)	21.19	30.43	1,541.36				.72		1.38
10/31/2023	16.43	.21	1.10	1.31	(.11)	(1.00)	(1.11)	16.63	8.33	1,241.36				.73		1.25
10/31/2022	21.66	.18	(4.52)	(4.34)	(.14)	(.75)	(.89)	16.43	(20.90)	1,082.36				.73		.95
10/31/2021	16.62	.15	5.46	5.61	(.10)	(.47)	(.57)	21.66	34.35	1,482.36				.72		.77
10/31/2020	15.84	.20	1.26	1.46	(.14)	(.54)	(.68)	16.62	9.32	1,306.36				.74		1.23
American Funds Target Date Retirement Series / Prospectus     125

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$16.63	$.31	$4.72	$5.03	$(.27)	$(.20)	$(.47)	$21.19	30.67%	$952.15%		.51%	1.55%
10/31/2023	16.43	.25	1.10	1.35	(.15)	(1.00)	(1.15)	16.63	8.59	693.16		.53	1.45
10/31/2022	21.67	.21	(4.51)	(4.30)	(.19)	(.75)	(.94)	16.43	(20.79)	584.15		.52	1.13
10/31/2021	16.63	.20	5.46	5.66	(.15)	(.47)	(.62)	21.67	34.65	635.15		.51	.99
10/31/2020	15.84	.23	1.27	1.50	(.17)	(.54)	(.71)	16.63	9.58	500.16		.54	1.47
Class R-5:
10/31/2024	16.88	.34	4.79	5.13	(.29)	(.20)	(.49)	21.52	30.80	406.06		.42	1.70
10/31/2023	16.66	.27	1.11	1.38	(.16)	(1.00)	(1.16)	16.88	8.70	327.06		.43	1.57
10/31/2022	21.96	.23	(4.57)	(4.34)	(.21)	(.75)	(.96)	16.66	(20.70)	315.06		.43	1.24
10/31/2021	16.84	.22	5.53	5.75	(.16)	(.47)	(.63)	21.96	34.79	434.06		.42	1.10
10/31/2020	16.03	.26	1.27	1.53	(.18)	(.54)	(.72)	16.84	9.68	317.06		.44	1.61
Class R-6:
10/31/2024	16.82	.34	4.78	5.12	(.30)	(.20)	(.50)	21.44	30.86	24,842.01		.37	1.68
10/31/2023	16.61	.27	1.11	1.38	(.17)	(1.00)	(1.17)	16.82	8.73	16,836.01		.38	1.58
10/31/2022	21.89	.24	(4.55)	(4.31)	(.22)	(.75)	(.97)	16.61	(20.64)	13,000.01		.38	1.28
10/31/2021	16.79	.23	5.51	5.74	(.17)	(.47)	(.64)	21.89	34.84	13,630.01		.37	1.12
10/31/2020	15.98	.25	1.29	1.54	(.19)	(.54)	(.73)	16.79	9.76	8,138.01		.39	1.53

126     American Funds Target Date Retirement Series / Prospectus

American Funds 2045 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$17.00	$.30	$4.74	$5.04	$(.26)	$(.20)	$(.46)	$21.58	30.08%	$2,825.34%				.70%		1.47%
10/31/2023	16.80	.24	1.05	1.29	(.14)	(.95)	(1.09)	17.00	8.01	2,120.34				.70		1.35
10/31/2022	21.99	.20	(4.41)	(4.21)	(.15)	(.83)	(.98)	16.80	(20.08)	1,843.33				.69		1.06
10/31/2021	16.96	.18	5.46	5.64	(.14)	(.47)	(.61)	21.99	33.82	2,142.32				.68		.89
10/31/2020	16.20	.21	1.25	1.46	(.16)	(.54)	(.70)	16.96	9.14	1,507.34				.72		1.29
Class C:
10/31/2024	16.51	.15	4.60	4.75	(.13)	(.20)	(.33)	20.93	29.09	173		1.07		1.43		.76
10/31/2023	16.33	.11	1.03	1.14	(.01)	(.95)	(.96)	16.51	7.26	146		1.08		1.44		.62
10/31/2022	21.41	.06	(4.30)	(4.24)	(.01)	(.83)	(.84)	16.33	(20.67)	138		1.07		1.43		.32
10/31/2021	16.55	.03	5.32	5.35	(.02)	(.47)	(.49)	21.41	32.80	166		1.07		1.43		.15
10/31/2020	15.83	.09	1.22	1.31	(.05)	(.54)	(.59)	16.55	8.39	117		1.09		1.47		.55
Class T:
10/31/2024	17.05	.35	4.75	5.10	(.31)	(.20)	(.51)	21.64	30.39 [10]	—	[11]	.09	[10]	.45	[10]	1.74	[10]
10/31/2023	16.84	.29	1.05	1.34	(.18)	(.95)	(1.13)	17.05	8.34 [10]	—	[11]	.06	[10]	.42	[10]	1.68	[10]
10/31/2022	22.03	.25	(4.42)	(4.17)	(.19)	(.83)	(1.02)	16.84	(19.90)[10]	—	[11]	.08	[10]	.44	[10]	1.32	[10]
10/31/2021	16.98	.22	5.47	5.69	(.17)	(.47)	(.64)	22.03	34.12 [10]	—	[11]	.14	[10]	.50	[10]	1.09	[10]
10/31/2020	16.21	.25	1.25	1.50	(.19)	(.54)	(.73)	16.98	9.39 [10]	—	[11]	.15	[10]	.53	[10]	1.52	[10]
Class F-1:
10/31/2024	16.86	.29	4.70	4.99	(.25)	(.20)	(.45)	21.40	30.04	123.37				.73		1.44
10/31/2023	16.67	.23	1.04	1.27	(.13)	(.95)	(1.08)	16.86	7.97	95.37				.73		1.34
10/31/2022	21.83	.19	(4.37)	(4.18)	(.15)	(.83)	(.98)	16.67	(20.12)	88.38				.74		1.01
10/31/2021	16.85	.17	5.42	5.59	(.14)	(.47)	(.61)	21.83	33.76	99.37				.73		.83
10/31/2020	16.09	.20	1.25	1.45	(.15)	(.54)	(.69)	16.85	9.18	57.37				.75		1.24
Class F-2:
10/31/2024	17.04	.34	4.75	5.09	(.30)	(.20)	(.50)	21.63	30.36	189.09				.45		1.69
10/31/2023	16.83	.28	1.06	1.34	(.18)	(.95)	(1.13)	17.04	8.33	133.10				.46		1.59
10/31/2022	22.03	.24	(4.41)	(4.17)	(.20)	(.83)	(1.03)	16.83	(19.91)	114.09				.45		1.29
10/31/2021	16.99	.23	5.46	5.69	(.18)	(.47)	(.65)	22.03	34.11	127.09				.45		1.11
10/31/2020	16.22	.25	1.26	1.51	(.20)	(.54)	(.74)	16.99	9.44	77.10				.48		1.54
Class F-3:
10/31/2024	17.07	.35	4.77	5.12	(.32)	(.20)	(.52)	21.67	30.47	18.01				.37		1.74
10/31/2023	16.86	.29	1.07	1.36	(.20)	(.95)	(1.15)	17.07	8.42	12.01				.37		1.69
10/31/2022	22.06	.26	(4.41)	(4.15)	(.22)	(.83)	(1.05)	16.86	(19.83)	9.01				.37		1.39
10/31/2021	17.01	.24	5.47	5.71	(.19)	(.47)	(.66)	22.06	34.22	11.01				.37		1.17
10/31/2020	16.23	.25	1.28	1.53	(.21)	(.54)	(.75)	17.01	9.57	5.01				.39		1.54
Class R-1:
10/31/2024	16.47	.14	4.59	4.73	(.13)	(.20)	(.33)	20.87	29.06	33		1.10		1.46		.71
10/31/2023	16.29	.10	1.04	1.14	(.01)	(.95)	(.96)	16.47	7.25	26		1.10		1.46		.59
10/31/2022	21.37	.05	(4.29)	(4.24)	(.01)	(.83)	(.84)	16.29	(20.71)	22		1.10		1.46		.29
10/31/2021	16.53	.02	5.32	5.34	(.03)	(.47)	(.50)	21.37	32.79	28		1.11		1.47		.11
10/31/2020	15.81	.07	1.23	1.30	(.04)	(.54)	(.58)	16.53	8.30	17		1.13		1.51		.47
Class R-2:
10/31/2024	16.41	.14	4.57	4.71	(.13)	(.20)	(.33)	20.79	29.04	1,282		1.10		1.46		.72
10/31/2023	16.24	.10	1.03	1.13	(.01)	(.95)	(.96)	16.41	7.20	1,000		1.10		1.46		.60
10/31/2022	21.29	.05	(4.27)	(4.22)	—	(.83)	(.83)	16.24	(20.68)	914		1.11		1.47		.29
10/31/2021	16.46	.02	5.29	5.31	(.01)	(.47)	(.48)	21.29	32.75	1,130		1.10		1.46		.12
10/31/2020	15.75	.09	1.20	1.29	(.04)	(.54)	(.58)	16.46	8.30	859		1.11		1.49		.55
Class R-2E:
10/31/2024	16.62	.21	4.62	4.83	(.18)	(.20)	(.38)	21.07	29.44	294.81				1.17		1.06
10/31/2023	16.43	.17	1.02	1.19	(.05)	(.95)	(1.00)	16.62	7.56	244.81				1.17		1.00
10/31/2022	21.53	.11	(4.32)	(4.21)	(.06)	(.83)	(.89)	16.43	(20.45)	272.81				1.17		.59
10/31/2021	16.63	.08	5.35	5.43	(.06)	(.47)	(.53)	21.53	33.16	339.81				1.17		.41
10/31/2020	15.90	.13	1.23	1.36	(.09)	(.54)	(.63)	16.63	8.68	241.81				1.19		.83
Class R-3:
10/31/2024	16.72	.23	4.66	4.89	(.21)	(.20)	(.41)	21.20	29.62	1,884.65				1.01		1.16
10/31/2023	16.53	.18	1.04	1.22	(.08)	(.95)	(1.03)	16.72	7.70	1,429.66				1.02		1.04
10/31/2022	21.65	.14	(4.35)	(4.21)	(.08)	(.83)	(.91)	16.53	(20.34)	1,273.66				1.02		.73
10/31/2021	16.71	.11	5.38	5.49	(.08)	(.47)	(.55)	21.65	33.41	1,546.66				1.02		.56
10/31/2020	15.97	.16	1.23	1.39	(.11)	(.54)	(.65)	16.71	8.83	1,143.66				1.04		.99
Class R-4:
10/31/2024	16.97	.29	4.74	5.03	(.26)	(.20)	(.46)	21.54	30.06	1,766.35				.71		1.46
10/31/2023	16.77	.23	1.05	1.28	(.13)	(.95)	(1.08)	16.97	7.98	1,394.36				.72		1.34
10/31/2022	21.94	.20	(4.40)	(4.20)	(.14)	(.83)	(.97)	16.77	(20.08)	1,225.36				.72		1.04
10/31/2021	16.91	.17	5.45	5.62	(.12)	(.47)	(.59)	21.94	33.82	1,623.36				.72		.84
10/31/2020	16.15	.21	1.24	1.45	(.15)	(.54)	(.69)	16.91	9.15	1,544.36				.74		1.29

American Funds Target Date Retirement Series / Prospectus     127

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$16.96	$.33	$4.72	$5.05	$(.29)	$(.20)	$(.49)	$21.52	30.26%	$1,098.15%		.51%	1.64%
10/31/2023	16.76	.27	1.05	1.32	(.17)	(.95)	(1.12)	16.96	8.24	810.16		.52	1.55
10/31/2022	21.93	.23	(4.39)	(4.16)	(.18)	(.83)	(1.01)	16.76	(19.93)	722.15		.51	1.23
10/31/2021	16.91	.21	5.45	5.66	(.17)	(.47)	(.64)	21.93	34.09	779.15		.51	1.06
10/31/2020	16.15	.25	1.23	1.48	(.18)	(.54)	(.72)	16.91	9.34	602.16		.54	1.55
Class R-5:
10/31/2024	17.23	.36	4.80	5.16	(.31)	(.20)	(.51)	21.88	30.42	456.06		.42	1.78
10/31/2023	17.01	.29	1.07	1.36	(.19)	(.95)	(1.14)	17.23	8.34	365.06		.42	1.67
10/31/2022	22.25	.25	(4.45)	(4.20)	(.21)	(.83)	(1.04)	17.01	(19.88)	357.06		.42	1.32
10/31/2021	17.15	.24	5.51	5.75	(.18)	(.47)	(.65)	22.25	34.17	486.06		.42	1.17
10/31/2020	16.36	.27	1.26	1.53	(.20)	(.54)	(.74)	17.15	9.50	361.06		.44	1.67
Class R-6:
10/31/2024	17.16	.36	4.78	5.14	(.32)	(.20)	(.52)	21.78	30.43	27,300.01		.37	1.78
10/31/2023	16.94	.29	1.08	1.37	(.20)	(.95)	(1.15)	17.16	8.44	18,865.01		.37	1.67
10/31/2022	22.16	.26	(4.43)	(4.17)	(.22)	(.83)	(1.05)	16.94	(19.83)	14,930.01		.37	1.37
10/31/2021	17.08	.25	5.49	5.74	(.19)	(.47)	(.66)	22.16	34.26	15,677.01		.37	1.20
10/31/2020	16.30	.26	1.27	1.53	(.21)	(.54)	(.75)	17.08	9.53	9,561.01		.39	1.59

128     American Funds Target Date Retirement Series / Prospectus

American Funds 2040 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$16.65	$.31	$4.46	$4.77	$(.27)	$(.19)	$(.46)	$20.96	29.07%	$3,558.34%				.69%		1.58%
10/31/2023	16.43	.26	.98	1.24	(.17)	(.85)	(1.02)	16.65	7.82	2,704.35				.71		1.53
10/31/2022	21.41	.21	(4.17)	(3.96)	(.16)	(.86)	(1.02)	16.43	(19.48)	2,406.33				.68		1.16
10/31/2021	16.64	.19	5.18	5.37	(.14)	(.46)	(.60)	21.41	32.90	2,845.33				.68		.96
10/31/2020	15.92	.22	1.19	1.41	(.16)	(.53)	(.69)	16.64	9.02	2,039.34				.71		1.36
Class C:
10/31/2024	16.18	.17	4.33	4.50	(.14)	(.19)	(.33)	20.35	28.12	197		1.08		1.43		.87
10/31/2023	15.99	.13	.95	1.08	(.04)	(.85)	(.89)	16.18	6.98	170		1.08		1.44		.81
10/31/2022	20.86	.08	(4.07)	(3.99)	(.02)	(.86)	(.88)	15.99	(20.03)	163		1.08		1.43		.42
10/31/2021	16.24	.04	5.07	5.11	(.03)	(.46)	(.49)	20.86	31.94	200		1.07		1.42		.21
10/31/2020	15.57	.10	1.16	1.26	(.06)	(.53)	(.59)	16.24	8.19	142		1.09		1.46		.61
Class T:
10/31/2024	16.70	.36	4.47	4.83	(.32)	(.19)	(.51)	21.02	29.38 [10]	—	[11]	.09	[10]	.44	[10]	1.85	[10]
10/31/2023	16.47	.32	.97	1.29	(.21)	(.85)	(1.06)	16.70	8.14 [10]	—	[11]	.06	[10]	.42	[10]	1.87	[10]
10/31/2022	21.45	.26	(4.18)	(3.92)	(.20)	(.86)	(1.06)	16.47	(19.29)[10]	—	[11]	.08	[10]	.43	[10]	1.43	[10]
10/31/2021	16.66	.23	5.19	5.42	(.17)	(.46)	(.63)	21.45	33.19 [10]	—	[11]	.14	[10]	.49	[10]	1.16	[10]
10/31/2020	15.94	.25	1.19	1.44	(.19)	(.53)	(.72)	16.66	9.21 [10]	—	[11]	.15	[10]	.52	[10]	1.58	[10]
Class F-1:
10/31/2024	16.52	.30	4.43	4.73	(.27)	(.19)	(.46)	20.79	29.02	197.37				.72		1.54
10/31/2023	16.30	.26	.97	1.23	(.16)	(.85)	(1.01)	16.52	7.83	144.37				.73		1.53
10/31/2022	21.25	.20	(4.14)	(3.94)	(.15)	(.86)	(1.01)	16.30	(19.50)	138.38				.73		1.11
10/31/2021	16.53	.18	5.15	5.33	(.15)	(.46)	(.61)	21.25	32.82	163.37				.72		.90
10/31/2020	15.82	.21	1.19	1.40	(.16)	(.53)	(.69)	16.53	9.01	102.37				.74		1.30
Class F-2:
10/31/2024	16.67	.36	4.46	4.82	(.31)	(.19)	(.50)	20.99	29.39	245.09				.44		1.82
10/31/2023	16.45	.30	.98	1.28	(.21)	(.85)	(1.06)	16.67	8.08	175.10				.46		1.77
10/31/2022	21.43	.25	(4.16)	(3.91)	(.21)	(.86)	(1.07)	16.45	(19.27)	148.09				.44		1.39
10/31/2021	16.65	.23	5.19	5.42	(.18)	(.46)	(.64)	21.43	33.23	160.09				.44		1.18
10/31/2020	15.93	.25	1.20	1.45	(.20)	(.53)	(.73)	16.65	9.28	98.09				.46		1.59
Class F-3:
10/31/2024	16.72	.36	4.50	4.86	(.33)	(.19)	(.52)	21.06	29.53	33.01				.36		1.82
10/31/2023	16.50	.32	.98	1.30	(.23)	(.85)	(1.08)	16.72	8.16	20.01				.37		1.90
10/31/2022	21.49	.27	(4.18)	(3.91)	(.22)	(.86)	(1.08)	16.50	(19.20)	17.01				.36		1.47
10/31/2021	16.69	.25	5.21	5.46	(.20)	(.46)	(.66)	21.49	33.36	17.01				.36		1.27
10/31/2020	15.97	.26	1.20	1.46	(.21)	(.53)	(.74)	16.69	9.33	8.01				.38		1.59
Class R-1:
10/31/2024	16.18	.16	4.34	4.50	(.15)	(.19)	(.34)	20.34	28.08	41		1.10		1.45		.82
10/31/2023	15.98	.13	.96	1.09	(.04)	(.85)	(.89)	16.18	7.04	32		1.10		1.46		.78
10/31/2022	20.86	.07	(4.08)	(4.01)	(.01)	(.86)	(.87)	15.98	(20.10)	29		1.10		1.45		.39
10/31/2021	16.25	.03	5.07	5.10	(.03)	(.46)	(.49)	20.86	31.87	33		1.11		1.46		.17
10/31/2020	15.56	.09	1.16	1.25	(.03)	(.53)	(.56)	16.25	8.16	22		1.14		1.51		.58
Class R-2:
10/31/2024	16.12	.16	4.33	4.49	(.15)	(.19)	(.34)	20.27	28.14	1,467		1.10		1.45		.83
10/31/2023	15.93	.13	.95	1.08	(.04)	(.85)	(.89)	16.12	6.96	1,167		1.10		1.46		.79
10/31/2022	20.78	.07	(4.05)	(3.98)	(.01)	(.86)	(.87)	15.93	(20.05)	1,082		1.11		1.46		.40
10/31/2021	16.19	.04	5.03	5.07	(.02)	(.46)	(.48)	20.78	31.82	1,355		1.10		1.45		.20
10/31/2020	15.51	.09	1.17	1.26	(.05)	(.53)	(.58)	16.19	8.21	1,040		1.11		1.48		.60
Class R-2E:
10/31/2024	16.28	.22	4.37	4.59	(.20)	(.19)	(.39)	20.48	28.52	341.81				1.16		1.18
10/31/2023	16.09	.18	.95	1.13	(.09)	(.85)	(.94)	16.28	7.24	289.81				1.17		1.10
10/31/2022	20.98	.12	(4.08)	(3.96)	(.07)	(.86)	(.93)	16.09	(19.81)	265.81				1.16		.69
10/31/2021	16.32	.09	5.10	5.19	(.07)	(.46)	(.53)	20.98	32.31	330.80				1.15		.49
10/31/2020	15.65	.14	1.16	1.30	(.10)	(.53)	(.63)	16.32	8.42	240.81				1.18		.89
Class R-3:
10/31/2024	16.41	.25	4.40	4.65	(.22)	(.19)	(.41)	20.65	28.70	2,182.65				1.00		1.28
10/31/2023	16.21	.21	.96	1.17	(.12)	(.85)	(.97)	16.41	7.42	1,764.66				1.02		1.23
10/31/2022	21.12	.15	(4.11)	(3.96)	(.09)	(.86)	(.95)	16.21	(19.67)	1,605.66				1.01		.84
10/31/2021	16.43	.12	5.12	5.24	(.09)	(.46)	(.55)	21.12	32.45	1,981.66				1.01		.64
10/31/2020	15.74	.17	1.17	1.34	(.12)	(.53)	(.65)	16.43	8.61	1,518.66				1.03		1.05
Class R-4:
10/31/2024	16.62	.31	4.45	4.76	(.27)	(.19)	(.46)	20.92	29.05	2,154.35				.70		1.58
10/31/2023	16.39	.26	.98	1.24	(.16)	(.85)	(1.01)	16.62	7.85	1,739.36				.72		1.53
10/31/2022	21.35	.21	(4.16)	(3.95)	(.15)	(.86)	(1.01)	16.39	(19.48)	1,570.36				.71		1.15
10/31/2021	16.59	.18	5.17	5.35	(.13)	(.46)	(.59)	21.35	32.85	2,168.36				.71		.91
10/31/2020	15.88	.22	1.18	1.40	(.16)	(.53)	(.69)	16.59	8.96	1,930.36				.73		1.35

American Funds Target Date Retirement Series / Prospectus     129

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$16.61	$.34	$4.46	$4.80	$(.30)	$(.19)	$(.49)	$20.92	29.37%	$1,287.15%		.50%	1.76%
10/31/2023	16.40	.29	.97	1.26	(.20)	(.85)	(1.05)	16.61	7.98	1,001.16		.52	1.73
10/31/2022	21.36	.24	(4.15)	(3.91)	(.19)	(.86)	(1.05)	16.40	(19.31)	898.15		.50	1.33
10/31/2021	16.60	.22	5.18	5.40	(.18)	(.46)	(.64)	21.36	33.14	965.15		.50	1.13
10/31/2020	15.88	.26	1.18	1.44	(.19)	(.53)	(.72)	16.60	9.22	783.16		.53	1.64
Class R-5:
10/31/2024	16.86	.38	4.51	4.89	(.32)	(.19)	(.51)	21.24	29.46	508.06		.41	1.90
10/31/2023	16.63	.32	.98	1.30	(.22)	(.85)	(1.07)	16.86	8.10	415.06		.42	1.87
10/31/2022	21.64	.27	(4.21)	(3.94)	(.21)	(.86)	(1.07)	16.63	(19.20)	433.06		.41	1.44
10/31/2021	16.81	.25	5.23	5.48	(.19)	(.46)	(.65)	21.64	33.24	585.06		.41	1.24
10/31/2020	16.08	.28	1.19	1.47	(.21)	(.53)	(.74)	16.81	9.27	454.06		.43	1.73
Class R-6:
10/31/2024	16.79	.37	4.51	4.88	(.33)	(.19)	(.52)	21.15	29.52	32,199.01		.36	1.90
10/31/2023	16.57	.32	.98	1.30	(.23)	(.85)	(1.08)	16.79	8.13	22,923.01		.37	1.85
10/31/2022	21.57	.27	(4.19)	(3.92)	(.22)	(.86)	(1.08)	16.57	(19.18)	18,540.01		.36	1.48
10/31/2021	16.75	.25	5.23	5.48	(.20)	(.46)	(.66)	21.57	33.36	19,892.01		.36	1.27
10/31/2020	16.02	.27	1.20	1.47	(.21)	(.53)	(.74)	16.75	9.36	12,454.01		.38	1.65

130     American Funds Target Date Retirement Series / Prospectus

American Funds 2035 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$15.99	$.36	$3.74	$4.10	$(.30)	$(.16)	$(.46)	$19.63	25.99%	$4,044.34%				.67%		1.95%
10/31/2023	15.81	.32	.70	1.02	(.22)	(.62)	(.84)	15.99	6.63	3,157.35				.69		1.96
10/31/2022	20.32	.24	(3.73)	(3.49)	(.17)	(.85)	(1.02)	15.81	(18.12)	2,829.33				.67		1.37
10/31/2021	16.21	.20	4.54	4.74	(.18)	(.45)	(.63)	20.32	29.81	3,281.33				.67		1.05
10/31/2020	15.54	.22	1.12	1.34	(.18)	(.49)	(.67)	16.21	8.72	2,364.35				.71		1.41
Class C:
10/31/2024	15.57	.22	3.65	3.87	(.18)	(.16)	(.34)	19.10	25.07	224		1.08		1.41		1.23
10/31/2023	15.40	.20	.69	.89	(.10)	(.62)	(.72)	15.57	5.86	191		1.09		1.43		1.24
10/31/2022	19.83	.11	(3.66)	(3.55)	(.03)	(.85)	(.88)	15.40	(18.74)	188		1.08		1.42		.63
10/31/2021	15.84	.06	4.44	4.50	(.06)	(.45)	(.51)	19.83	28.92	232		1.07		1.41		.31
10/31/2020	15.22	.10	1.08	1.18	(.07)	(.49)	(.56)	15.84	7.84	168		1.09		1.45		.66
Class T:
10/31/2024	16.04	.41	3.75	4.16	(.35)	(.16)	(.51)	19.69	26.31 [10]	—	[11]	.09	[10]	.42	[10]	2.21	[10]
10/31/2023	15.85	.38	.69	1.07	(.26)	(.62)	(.88)	16.04	6.95 [10]	—	[11]	.05	[10]	.39	[10]	2.30	[10]
10/31/2022	20.36	.29	(3.74)	(3.45)	(.21)	(.85)	(1.06)	15.85	(17.92)[10]	—	[11]	.09	[10]	.43	[10]	1.63	[10]
10/31/2021	16.23	.24	4.55	4.79	(.21)	(.45)	(.66)	20.36	30.12 [10]	—	[11]	.14	[10]	.48	[10]	1.26	[10]
10/31/2020	15.57	.26	1.10	1.36	(.21)	(.49)	(.70)	16.23	8.84 [10]	—	[11]	.15	[10]	.51	[10]	1.64	[10]
Class F-1:
10/31/2024	15.87	.35	3.72	4.07	(.30)	(.16)	(.46)	19.48	25.96	229.37				.70		1.93
10/31/2023	15.69	.32	.70	1.02	(.22)	(.62)	(.84)	15.87	6.62	183.37				.71		1.96
10/31/2022	20.19	.23	(3.72)	(3.49)	(.16)	(.85)	(1.01)	15.69	(18.21)	173.38				.72		1.32
10/31/2021	16.11	.19	4.52	4.71	(.18)	(.45)	(.63)	20.19	29.83	203.37				.71		1.00
10/31/2020	15.46	.21	1.10	1.31	(.17)	(.49)	(.66)	16.11	8.62	124.37				.73		1.36
Class F-2:
10/31/2024	16.01	.41	3.74	4.15	(.34)	(.16)	(.50)	19.66	26.31	297.09				.42		2.19
10/31/2023	15.83	.36	.70	1.06	(.26)	(.62)	(.88)	16.01	6.89	223.10				.44		2.21
10/31/2022	20.35	.28	(3.73)	(3.45)	(.22)	(.85)	(1.07)	15.83	(17.95)	197.09				.43		1.61
10/31/2021	16.22	.24	4.56	4.80	(.22)	(.45)	(.67)	20.35	30.21	222.09				.43		1.28
10/31/2020	15.56	.26	1.10	1.36	(.21)	(.49)	(.70)	16.22	8.90	135.09				.45		1.65
Class F-3:
10/31/2024	16.05	.42	3.76	4.18	(.36)	(.16)	(.52)	19.71	26.41	41.01				.34		2.28
10/31/2023	15.87	.39	.69	1.08	(.28)	(.62)	(.90)	16.05	6.97	33.01				.35		2.36
10/31/2022	20.39	.30	(3.74)	(3.44)	(.23)	(.85)	(1.08)	15.87	(17.85)	32.01				.35		1.69
10/31/2021	16.25	.26	4.56	4.82	(.23)	(.45)	(.68)	20.39	30.31	32.01				.35		1.35
10/31/2020	15.58	.27	1.11	1.38	(.22)	(.49)	(.71)	16.25	9.03	16.01				.37		1.74
Class R-1:
10/31/2024	15.45	.22	3.62	3.84	(.19)	(.16)	(.35)	18.94	25.07	42		1.10		1.43		1.21
10/31/2023	15.30	.19	.68	.87	(.10)	(.62)	(.72)	15.45	5.82	34		1.10		1.44		1.22
10/31/2022	19.71	.10	(3.63)	(3.53)	(.03)	(.85)	(.88)	15.30	(18.77)	31		1.10		1.44		.59
10/31/2021	15.76	.05	4.43	4.48	(.08)	(.45)	(.53)	19.71	28.91	35		1.11		1.45		.28
10/31/2020	15.14	.10	1.07	1.17	(.06)	(.49)	(.55)	15.76	7.80	22		1.13		1.49		.63
Class R-2:
10/31/2024	15.50	.22	3.63	3.85	(.18)	(.16)	(.34)	19.01	25.08	1,659		1.10		1.43		1.20
10/31/2023	15.34	.19	.68	.87	(.09)	(.62)	(.71)	15.50	5.79	1,361		1.10		1.44		1.22
10/31/2022	19.75	.10	(3.64)	(3.54)	(.02)	(.85)	(.87)	15.34	(18.76)	1,283		1.11		1.45		.60
10/31/2021	15.78	.05	4.43	4.48	(.06)	(.45)	(.51)	19.75	28.86	1,618		1.10		1.44		.30
10/31/2020	15.16	.10	1.08	1.18	(.07)	(.49)	(.56)	15.78	7.83	1,287		1.11		1.47		.66
Class R-2E:
10/31/2024	15.62	.28	3.64	3.92	(.23)	(.16)	(.39)	19.15	25.38	405.81				1.14		1.54
10/31/2023	15.45	.25	.68	.93	(.14)	(.62)	(.76)	15.62	6.16	347.81				1.15		1.58
10/31/2022	19.89	.15	(3.66)	(3.51)	(.08)	(.85)	(.93)	15.45	(18.53)	363.81				1.15		.90
10/31/2021	15.88	.11	4.45	4.56	(.10)	(.45)	(.55)	19.89	29.27	445.80				1.14		.59
10/31/2020	15.25	.15	1.08	1.23	(.11)	(.49)	(.60)	15.88	8.19	331.81				1.17		.95
Class R-3:
10/31/2024	15.75	.30	3.69	3.99	(.25)	(.16)	(.41)	19.33	25.64	2,596.65				.98		1.64
10/31/2023	15.58	.27	.69	.96	(.17)	(.62)	(.79)	15.75	6.28	2,059.66				1.00		1.66
10/31/2022	20.04	.18	(3.68)	(3.50)	(.11)	(.85)	(.96)	15.58	(18.39)	1,924.66				1.00		1.05
10/31/2021	16.00	.14	4.48	4.62	(.13)	(.45)	(.58)	20.04	29.40	2,363.66				1.00		.73
10/31/2020	15.36	.17	1.09	1.26	(.13)	(.49)	(.62)	16.00	8.31	1,811.66				1.02		1.10
Class R-4:
10/31/2024	15.95	.36	3.74	4.10	(.30)	(.16)	(.46)	19.59	26.04	2,412.35				.68		1.94
10/31/2023	15.77	.32	.70	1.02	(.22)	(.62)	(.84)	15.95	6.60	2,004.36				.70		1.95
10/31/2022	20.27	.24	(3.73)	(3.49)	(.16)	(.85)	(1.01)	15.77	(18.15)	1,815.36				.70		1.35
10/31/2021	16.16	.19	4.53	4.72	(.16)	(.45)	(.61)	20.27	29.82	2,372.36				.70		1.01
10/31/2020	15.50	.22	1.10	1.32	(.17)	(.49)	(.66)	16.16	8.66	2,204.36				.72		1.41
American Funds Target Date Retirement Series / Prospectus     131

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$15.96	$.39	$3.74	$4.13	$(.33)	$(.16)	$(.49)	$19.60	26.26%	$1,298.15%		.48%	2.12%
10/31/2023	15.79	.36	.68	1.04	(.25)	(.62)	(.87)	15.96	6.77	1,010.16		.50	2.19
10/31/2022	20.29	.27	(3.72)	(3.45)	(.20)	(.85)	(1.05)	15.79	(17.97)	963.15		.49	1.54
10/31/2021	16.18	.23	4.54	4.77	(.21)	(.45)	(.66)	20.29	30.10	1,044.15		.49	1.22
10/31/2020	15.51	.27	1.09	1.36	(.20)	(.49)	(.69)	16.18	8.89	835.16		.52	1.74
Class R-5:
10/31/2024	16.18	.42	3.79	4.21	(.35)	(.16)	(.51)	19.88	26.39	652.06		.39	2.25
10/31/2023	15.99	.38	.70	1.08	(.27)	(.62)	(.89)	16.18	6.92	533.06		.40	2.28
10/31/2022	20.54	.29	(3.77)	(3.48)	(.22)	(.85)	(1.07)	15.99	(17.91)	523.06		.40	1.64
10/31/2021	16.37	.26	4.58	4.84	(.22)	(.45)	(.67)	20.54	30.21	667.06		.40	1.34
10/31/2020	15.69	.28	1.11	1.39	(.22)	(.49)	(.71)	16.37	8.98	515.06		.42	1.77
Class R-6:
10/31/2024	16.11	.42	3.78	4.20	(.36)	(.16)	(.52)	19.79	26.43	34,582.01		.34	2.27
10/31/2023	15.93	.38	.70	1.08	(.28)	(.62)	(.90)	16.11	6.94	25,186.01		.35	2.28
10/31/2022	20.46	.30	(3.75)	(3.45)	(.23)	(.85)	(1.08)	15.93	(17.84)	20,771.01		.35	1.68
10/31/2021	16.31	.26	4.57	4.83	(.23)	(.45)	(.68)	20.46	30.26	22,055.01		.35	1.36
10/31/2020	15.63	.27	1.12	1.39	(.22)	(.49)	(.71)	16.31	9.07	14,062.01		.37	1.71

132     American Funds Target Date Retirement Series / Prospectus

American Funds 2030 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$14.84	$.38	$3.00	$3.38	$(.32)	$(.11)	$(.43)	$17.79	23.11%	$4,587.34%				.66%		2.25%
10/31/2023	14.70	.35	.43	.78	(.26)	(.38)	(.64)	14.84	5.38	3,765.35				.67		2.33
10/31/2022	18.71	.26	(3.12)	(2.86)	(.17)	(.98)	(1.15)	14.70	(16.35)	3,540.33				.65		1.61
10/31/2021	15.58	.21	3.52	3.73	(.23)	(.37)	(.60)	18.71	24.40	4,118.34				.66		1.19
10/31/2020	15.05	.23	.90	1.13	(.20)	(.40)	(.60)	15.58	7.61	3,083.35				.69		1.53
Class C:
10/31/2024	14.44	.25	2.91	3.16	(.20)	(.11)	(.31)	17.29	22.15	238		1.07		1.39		1.53
10/31/2023	14.31	.24	.41	.65	(.14)	(.38)	(.52)	14.44	4.60	221		1.08		1.40		1.61
10/31/2022	18.24	.14	(3.04)	(2.90)	(.05)	(.98)	(1.03)	14.31	(16.92)	226		1.08		1.40		.87
10/31/2021	15.22	.08	3.43	3.51	(.12)	(.37)	(.49)	18.24	23.43	272		1.07		1.39		.46
10/31/2020	14.73	.12	.87	.99	(.10)	(.40)	(.50)	15.22	6.80	208		1.09		1.43		.80
Class T:
10/31/2024	14.87	.42	3.02	3.44	(.37)	(.11)	(.48)	17.83	23.48 [10]	—	[11]	.09	[10]	.41	[10]	2.51	[10]
10/31/2023	14.73	.41	.41	.82	(.30)	(.38)	(.68)	14.87	5.65 [10]	—	[11]	.05	[10]	.37	[10]	2.66	[10]
10/31/2022	18.73	.31	(3.12)	(2.81)	(.21)	(.98)	(1.19)	14.73	(16.12)[10]	—	[11]	.08	[10]	.40	[10]	1.89	[10]
10/31/2021	15.60	.25	3.51	3.76	(.26)	(.37)	(.63)	18.73	24.59 [10]	—	[11]	.14	[10]	.46	[10]	1.41	[10]
10/31/2020	15.07	.27	.89	1.16	(.23)	(.40)	(.63)	15.60	7.82 [10]	—	[11]	.14	[10]	.48	[10]	1.77	[10]
Class F-1:
10/31/2024	14.70	.37	2.97	3.34	(.31)	(.11)	(.42)	17.62	23.08	188.37				.69		2.21
10/31/2023	14.57	.35	.41	.76	(.25)	(.38)	(.63)	14.70	5.30	152.37				.69		2.31
10/31/2022	18.55	.25	(3.08)	(2.83)	(.17)	(.98)	(1.15)	14.57	(16.36)	153.38				.70		1.57
10/31/2021	15.46	.20	3.49	3.69	(.23)	(.37)	(.60)	18.55	24.36	185.37				.69		1.17
10/31/2020	14.95	.22	.89	1.11	(.20)	(.40)	(.60)	15.46	7.53	130.37				.71		1.49
Class F-2:
10/31/2024	14.85	.42	3.00	3.42	(.36)	(.11)	(.47)	17.80	23.39	372.09				.41		2.50
10/31/2023	14.71	.39	.43	.82	(.30)	(.38)	(.68)	14.85	5.64	298.10				.42		2.58
10/31/2022	18.72	.30	(3.11)	(2.81)	(.22)	(.98)	(1.20)	14.71	(16.14)	276.09				.41		1.86
10/31/2021	15.59	.25	3.52	3.77	(.27)	(.37)	(.64)	18.72	24.68	310.09				.41		1.43
10/31/2020	15.06	.27	.90	1.17	(.24)	(.40)	(.64)	15.59	7.88	204.09				.43		1.77
Class F-3:
10/31/2024	14.89	.44	3.01	3.45	(.37)	(.11)	(.48)	17.86	23.57	41.01				.33		2.60
10/31/2023	14.75	.40	.43	.83	(.31)	(.38)	(.69)	14.89	5.73	39.01				.33		2.65
10/31/2022	18.77	.31	(3.12)	(2.81)	(.23)	(.98)	(1.21)	14.75	(16.08)	34.01				.33		1.93
10/31/2021	15.63	.27	3.52	3.79	(.28)	(.37)	(.65)	18.77	24.77	33.01				.33		1.49
10/31/2020	15.10	.29	.89	1.18	(.25)	(.40)	(.65)	15.63	7.94	18.01				.35		1.91
Class R-1:
10/31/2024	14.52	.25	2.94	3.19	(.21)	(.11)	(.32)	17.39	22.19	51		1.10		1.42		1.50
10/31/2023	14.39	.24	.41	.65	(.14)	(.38)	(.52)	14.52	4.56	42		1.10		1.42		1.58
10/31/2022	18.34	.13	(3.05)	(2.92)	(.05)	(.98)	(1.03)	14.39	(16.96)	41		1.10		1.42		.84
10/31/2021	15.30	.07	3.47	3.54	(.13)	(.37)	(.50)	18.34	23.46	49		1.11		1.43		.42
10/31/2020	14.80	.11	.87	.98	(.08)	(.40)	(.48)	15.30	6.70	31		1.14		1.48		.76
Class R-2:
10/31/2024	14.40	.25	2.91	3.16	(.21)	(.11)	(.32)	17.24	22.17	1,518		1.10		1.42		1.51
10/31/2023	14.27	.23	.42	.65	(.14)	(.38)	(.52)	14.40	4.59	1,316		1.10		1.42		1.58
10/31/2022	18.20	.13	(3.04)	(2.91)	(.04)	(.98)	(1.02)	14.27	(17.03)	1,279		1.11		1.43		.85
10/31/2021	15.18	.08	3.43	3.51	(.12)	(.37)	(.49)	18.20	23.46	1,600		1.10		1.42		.45
10/31/2020	14.69	.12	.87	.99	(.10)	(.40)	(.50)	15.18	6.77	1,365		1.11		1.45		.80
Class R-2E:
10/31/2024	14.52	.30	2.93	3.23	(.25)	(.11)	(.36)	17.39	22.54	450.81				1.13		1.82
10/31/2023	14.39	.28	.42	.70	(.19)	(.38)	(.57)	14.52	4.89	393.81				1.13		1.90
10/31/2022	18.33	.18	(3.05)	(2.87)	(.09)	(.98)	(1.07)	14.39	(16.70)	391.81				1.13		1.14
10/31/2021	15.29	.13	3.44	3.57	(.16)	(.37)	(.53)	18.33	23.78	483.80				1.12		.73
10/31/2020	14.80	.16	.88	1.04	(.15)	(.40)	(.55)	15.29	7.06	364.81				1.15		1.08
Class R-3:
10/31/2024	14.63	.32	2.96	3.28	(.27)	(.11)	(.38)	17.53	22.74	2,611.65				.97		1.95
10/31/2023	14.50	.30	.42	.72	(.21)	(.38)	(.59)	14.63	5.00	2,264.66				.98		2.03
10/31/2022	18.46	.21	(3.07)	(2.86)	(.12)	(.98)	(1.10)	14.50	(16.58)	2,204.66				.98		1.29
10/31/2021	15.39	.15	3.47	3.62	(.18)	(.37)	(.55)	18.46	23.96	2,722.66				.98		.89
10/31/2020	14.88	.18	.89	1.07	(.16)	(.40)	(.56)	15.39	7.26	2,229.66				1.00		1.24
Class R-4:
10/31/2024	14.81	.38	2.99	3.37	(.32)	(.11)	(.43)	17.75	23.08	2,584.35				.67		2.25
10/31/2023	14.67	.35	.42	.77	(.25)	(.38)	(.63)	14.81	5.34	2,295.36				.68		2.33
10/31/2022	18.67	.26	(3.11)	(2.85)	(.17)	(.98)	(1.15)	14.67	(16.36)	2,218.36				.68		1.60
10/31/2021	15.54	.20	3.52	3.72	(.22)	(.37)	(.59)	18.67	24.40	2,924.36				.68		1.16
10/31/2020	15.02	.23	.89	1.12	(.20)	(.40)	(.60)	15.54	7.56	2,680.36				.70		1.54

American Funds Target Date Retirement Series / Prospectus     133

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$14.81	$.41	$2.99	$3.40	$(.35)	$(.11)	$(.46)	$17.75	23.31%	$1,329.15%		.47%	2.43%
10/31/2023	14.67	.39	.42	.81	(.29)	(.38)	(.67)	14.81	5.59	1,121.16		.48	2.54
10/31/2022	18.67	.29	(3.11)	(2.82)	(.20)	(.98)	(1.18)	14.67	(16.19)	1,118.15		.47	1.79
10/31/2021	15.55	.24	3.51	3.75	(.26)	(.37)	(.63)	18.67	24.61	1,241.15		.47	1.38
10/31/2020	15.02	.28	.88	1.16	(.23)	(.40)	(.63)	15.55	7.81	1,083.16		.50	1.86
Class R-5:
10/31/2024	15.02	.43	3.03	3.46	(.36)	(.11)	(.47)	18.01	23.44	639.06		.38	2.54
10/31/2023	14.87	.41	.42	.83	(.30)	(.38)	(.68)	15.02	5.69	549.06		.38	2.66
10/31/2022	18.91	.31	(3.15)	(2.84)	(.22)	(.98)	(1.20)	14.87	(16.11)	591.06		.38	1.89
10/31/2021	15.74	.27	3.54	3.81	(.27)	(.37)	(.64)	18.91	24.73	754.06		.38	1.49
10/31/2020	15.20	.29	.89	1.18	(.24)	(.40)	(.64)	15.74	7.90	627.06		.40	1.89
Class R-6:
10/31/2024	14.95	.44	3.01	3.45	(.37)	(.11)	(.48)	17.92	23.48	34,827.01		.33	2.58
10/31/2023	14.81	.41	.42	.83	(.31)	(.38)	(.69)	14.95	5.71	27,311.01		.33	2.65
10/31/2022	18.83	.31	(3.12)	(2.81)	(.23)	(.98)	(1.21)	14.81	(16.03)	23,487.01		.33	1.93
10/31/2021	15.68	.27	3.53	3.80	(.28)	(.37)	(.65)	18.83	24.76	25,045.01		.33	1.51
10/31/2020	15.14	.28	.91	1.19	(.25)	(.40)	(.65)	15.68	7.99	17,000.01		.35	1.85

134     American Funds Target Date Retirement Series / Prospectus

American Funds 2025 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$13.58	$.41	$2.34	$2.75	$(.34)	$(.10)	$(.44)	$15.89	20.59%	$3,884.34%				.64%		2.70%
10/31/2023	13.55	.39	.17	.56	(.29)	(.24)	(.53)	13.58	4.18	3,473.35				.66		2.79
10/31/2022	16.86	.28	(2.59)	(2.31)	(.17)	(.83)	(1.00)	13.55	(14.61)	3,442.34				.65		1.89
10/31/2021	14.51	.22	2.68	2.90	(.26)	(.29)	(.55)	16.86	20.37	4,067.34				.64		1.35
10/31/2020	14.03	.23	.77	1.00	(.21)	(.31)	(.52)	14.51	7.23	3,172.35				.67		1.64
Class C:
10/31/2024	13.22	.29	2.29	2.58	(.23)	(.10)	(.33)	15.47	19.77	178		1.07		1.37		1.98
10/31/2023	13.20	.28	.16	.44	(.18)	(.24)	(.42)	13.22	3.36	187		1.09		1.40		2.07
10/31/2022	16.45	.17	(2.53)	(2.36)	(.06)	(.83)	(.89)	13.20	(15.24)	207		1.08		1.39		1.16
10/31/2021	14.18	.10	2.62	2.72	(.16)	(.29)	(.45)	16.45	19.47	262		1.08		1.38		.62
10/31/2020	13.73	.12	.76	.88	(.12)	(.31)	(.43)	14.18	6.46	211		1.09		1.41		.90
Class T:
10/31/2024	13.61	.45	2.36	2.81	(.39)	(.10)	(.49)	15.93	20.97 [10]	—	[11]	.09	[10]	.39	[10]	2.95	[10]
10/31/2023	13.58	.43	.17	.60	(.33)	(.24)	(.57)	13.61	4.46 [10]	—	[11]	.06	[10]	.37	[10]	3.10	[10]
10/31/2022	16.89	.33	(2.60)	(2.27)	(.21)	(.83)	(1.04)	13.58	(14.42)[10]	—	[11]	.08	[10]	.39	[10]	2.18	[10]
10/31/2021	14.53	.25	2.69	2.94	(.29)	(.29)	(.58)	16.89	20.64 [10]	—	[11]	.14	[10]	.44	[10]	1.57	[10]
10/31/2020	14.05	.26	.77	1.03	(.24)	(.31)	(.55)	14.53	7.44 [10]	—	[11]	.14	[10]	.46	[10]	1.87	[10]
Class F-1:
10/31/2024	13.46	.40	2.33	2.73	(.34)	(.10)	(.44)	15.75	20.59	102.37				.67		2.66
10/31/2023	13.43	.39	.16	.55	(.28)	(.24)	(.52)	13.46	4.18	90.36				.67		2.79
10/31/2022	16.73	.28	(2.58)	(2.30)	(.17)	(.83)	(1.00)	13.43	(14.70)	97.38				.69		1.86
10/31/2021	14.41	.21	2.66	2.87	(.26)	(.29)	(.55)	16.73	20.35	118.37				.67		1.34
10/31/2020	13.93	.22	.78	1.00	(.21)	(.31)	(.52)	14.41	7.27	95.37				.69		1.58
Class F-2:
10/31/2024	13.58	.44	2.36	2.80	(.38)	(.10)	(.48)	15.90	20.97	276.09				.39		2.94
10/31/2023	13.55	.42	.18	.60	(.33)	(.24)	(.57)	13.58	4.46	236.10				.41		3.05
10/31/2022	16.87	.32	(2.60)	(2.28)	(.21)	(.83)	(1.04)	13.55	(14.45)	241.09				.40		2.13
10/31/2021	14.52	.26	2.67	2.93	(.29)	(.29)	(.58)	16.87	20.65	268.09				.39		1.60
10/31/2020	14.03	.27	.77	1.04	(.24)	(.31)	(.55)	14.52	7.59	201.09				.41		1.89
Class F-3:
10/31/2024	13.63	.46	2.35	2.81	(.39)	(.10)	(.49)	15.95	21.00	36.01				.31		3.03
10/31/2023	13.60	.44	.17	.61	(.34)	(.24)	(.58)	13.63	4.54	34.01				.32		3.16
10/31/2022	16.92	.33	(2.59)	(2.26)	(.23)	(.83)	(1.06)	13.60	(14.34)	33.01				.32		2.23
10/31/2021	14.56	.26	2.70	2.96	(.31)	(.29)	(.60)	16.92	20.75	35.01				.31		1.63
10/31/2020	14.07	.28	.78	1.06	(.26)	(.31)	(.57)	14.56	7.64	17.01				.33		1.96
Class R-1:
10/31/2024	13.26	.29	2.30	2.59	(.23)	(.10)	(.33)	15.52	19.77	24		1.10		1.40		1.96
10/31/2023	13.23	.28	.16	.44	(.17)	(.24)	(.41)	13.26	3.38	24		1.10		1.41		2.06
10/31/2022	16.49	.17	(2.55)	(2.38)	(.05)	(.83)	(.88)	13.23	(15.32)	27		1.10		1.41		1.13
10/31/2021	14.21	.10	2.63	2.73	(.16)	(.29)	(.45)	16.49	19.50	35		1.10		1.40		.60
10/31/2020	13.75	.12	.75	.87	(.10)	(.31)	(.41)	14.21	6.41	27		1.12		1.44		.89
Class R-2:
10/31/2024	13.19	.29	2.29	2.58	(.24)	(.10)	(.34)	15.43	19.76	1,076		1.10		1.40		1.95
10/31/2023	13.17	.28	.16	.44	(.18)	(.24)	(.42)	13.19	3.33	1,000		1.10		1.41		2.05
10/31/2022	16.41	.17	(2.53)	(2.36)	(.05)	(.83)	(.88)	13.17	(15.27)	1,060		1.11		1.42		1.14
10/31/2021	14.14	.10	2.61	2.71	(.15)	(.29)	(.44)	16.41	19.48	1,364		1.10		1.40		.61
10/31/2020	13.69	.12	.75	.87	(.11)	(.31)	(.42)	14.14	6.42	1,206		1.11		1.43		.90
Class R-2E:
10/31/2024	13.29	.34	2.29	2.63	(.28)	(.10)	(.38)	15.54	20.07	305.81				1.11		2.27
10/31/2023	13.26	.34	.15	.49	(.22)	(.24)	(.46)	13.29	3.71	296.81				1.12		2.45
10/31/2022	16.52	.21	(2.55)	(2.34)	(.09)	(.83)	(.92)	13.26	(15.04)	353.81				1.12		1.43
10/31/2021	14.23	.14	2.63	2.77	(.19)	(.29)	(.48)	16.52	19.82	470.81				1.11		.90
10/31/2020	13.78	.16	.75	.91	(.15)	(.31)	(.46)	14.23	6.71	407.81				1.13		1.19
Class R-3:
10/31/2024	13.39	.36	2.32	2.68	(.30)	(.10)	(.40)	15.67	20.29	1,751.65				.95		2.39
10/31/2023	13.36	.34	.17	.51	(.24)	(.24)	(.48)	13.39	3.85	1,656.66				.97		2.49
10/31/2022	16.64	.23	(2.56)	(2.33)	(.12)	(.83)	(.95)	13.36	(14.92)	1,744.66				.97		1.58
10/31/2021	14.33	.17	2.64	2.81	(.21)	(.29)	(.50)	16.64	20.00	2,285.66				.96		1.05
10/31/2020	13.87	.19	.75	.94	(.17)	(.31)	(.48)	14.33	6.87	2,000.66				.98		1.34
Class R-4:
10/31/2024	13.55	.41	2.34	2.75	(.34)	(.10)	(.44)	15.86	20.62	1,700.35				.65		2.70
10/31/2023	13.52	.39	.16	.55	(.28)	(.24)	(.52)	13.55	4.14	1,702.36				.67		2.79
10/31/2022	16.83	.28	(2.59)	(2.31)	(.17)	(.83)	(1.00)	13.52	(14.67)	1,770.36				.67		1.89
10/31/2021	14.48	.21	2.68	2.89	(.25)	(.29)	(.54)	16.83	20.35	2,399.36				.66		1.33
10/31/2020	14.00	.23	.77	1.00	(.21)	(.31)	(.52)	14.48	7.25	2,437.36				.68		1.65

American Funds Target Date Retirement Series / Prospectus     135

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$13.55	$.43	$2.35	$2.78	$(.37)	$(.10)	$(.47)	$15.86	20.87%	$928.15%		.45%	2.88%
10/31/2023	13.52	.42	.17	.59	(.32)	(.24)	(.56)	13.55	4.39	852.16		.47	3.03
10/31/2022	16.83	.31	(2.59)	(2.28)	(.20)	(.83)	(1.03)	13.52	(14.50)	951.15		.46	2.07
10/31/2021	14.48	.25	2.68	2.93	(.29)	(.29)	(.58)	16.83	20.64	1,093.15		.45	1.53
10/31/2020	14.00	.28	.74	1.02	(.23)	(.31)	(.54)	14.48	7.42	970.16		.48	1.98
Class R-5:
10/31/2024	13.73	.46	2.38	2.84	(.39)	(.10)	(.49)	16.08	21.01	430.06		.36	3.00
10/31/2023	13.69	.44	.17	.61	(.33)	(.24)	(.57)	13.73	4.52	410.06		.37	3.13
10/31/2022	17.03	.33	(2.62)	(2.29)	(.22)	(.83)	(1.05)	13.69	(14.41)	478.05		.36	2.18
10/31/2021	14.65	.27	2.70	2.97	(.30)	(.29)	(.59)	17.03	20.70	651.06		.36	1.66
10/31/2020	14.16	.28	.77	1.05	(.25)	(.31)	(.56)	14.65	7.53	575.06		.38	1.98
Class R-6:
10/31/2024	13.69	.46	2.36	2.82	(.39)	(.10)	(.49)	16.02	20.98	22,860.01		.31	3.03
10/31/2023	13.65	.44	.18	.62	(.34)	(.24)	(.58)	13.69	4.60	19,995.01		.32	3.11
10/31/2022	16.99	.33	(2.61)	(2.28)	(.23)	(.83)	(1.06)	13.65	(14.40)	18,694.01		.32	2.22
10/31/2021	14.61	.27	2.71	2.98	(.31)	(.29)	(.60)	16.99	20.81	20,701.01		.31	1.68
10/31/2020	14.12	.28	.78	1.06	(.26)	(.31)	(.57)	14.61	7.62	14,909.01		.33	1.95

136     American Funds Target Date Retirement Series / Prospectus

American Funds 2020 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$12.17	$.39	$1.99	$2.38	$(.35)	$(.08)	$(.43)	$14.12	19.81%	$2,254.33%				.62%		2.88%
10/31/2023	12.25	.39	.01	.40	(.30)	(.18)	(.48)	12.17	3.26	2,117.34				.64		3.12
10/31/2022	14.92	.29	(2.06)	(1.77)	(.19)	(.71)	(.90)	12.25	(12.72)	2,250.33				.62		2.19
10/31/2021	13.22	.24	2.04	2.28	(.31)	(.27)	(.58)	14.92	17.65	2,707.35				.64		1.70
10/31/2020	13.04	.27	.42	.69	(.24)	(.27)	(.51)	13.22	5.41	2,362.35				.65		2.10
Class C:
10/31/2024	11.88	.28	1.95	2.23	(.24)	(.08)	(.32)	13.79	18.96	99		1.08		1.37		2.16
10/31/2023	11.95	.29	.02	.31	(.20)	(.18)	(.38)	11.88	2.53	108		1.09		1.39		2.39
10/31/2022	14.58	.19	(2.02)	(1.83)	(.09)	(.71)	(.80)	11.95	(13.38)	131		1.08		1.37		1.46
10/31/2021	12.94	.14	1.99	2.13	(.22)	(.27)	(.49)	14.58	16.74	170		1.08		1.37		.97
10/31/2020	12.78	.17	.41	.58	(.15)	(.27)	(.42)	12.94	4.62	147		1.09		1.39		1.37
Class T:
10/31/2024	12.19	.42	1.99	2.41	(.38)	(.08)	(.46)	14.14	20.11 [10]	—	[11]	.09	[10]	.38	[10]	3.12	[10]
10/31/2023	12.27	.43	.01	.44	(.34)	(.18)	(.52)	12.19	3.55 [10]	—	[11]	.07	[10]	.37	[10]	3.40	[10]
10/31/2022	14.94	.33	(2.07)	(1.74)	(.22)	(.71)	(.93)	12.27	(12.51)[10]	—	[11]	.07	[10]	.36	[10]	2.48	[10]
10/31/2021	13.24	.28	2.03	2.31	(.34)	(.27)	(.61)	14.94	17.86 [10]	—	[11]	.13	[10]	.42	[10]	1.93	[10]
10/31/2020	13.06	.30	.42	.72	(.27)	(.27)	(.54)	13.24	5.61 [10]	—	[11]	.14	[10]	.44	[10]	2.33	[10]
Class F-1:
10/31/2024	12.08	.38	1.97	2.35	(.34)	(.08)	(.42)	14.01	19.78	43.37				.66		2.86
10/31/2023	12.16	.39	.01	.40	(.30)	(.18)	(.48)	12.08	3.23	44.36				.66		3.16
10/31/2022	14.81	.29	(2.04)	(1.75)	(.19)	(.71)	(.90)	12.16	(12.72)	48.38				.67		2.17
10/31/2021	13.14	.24	2.01	2.25	(.31)	(.27)	(.58)	14.81	17.52	61.37				.66		1.70
10/31/2020	12.97	.27	.41	.68	(.24)	(.27)	(.51)	13.14	5.35	57.37				.67		2.08
Class F-2:
10/31/2024	12.16	.42	1.99	2.41	(.38)	(.08)	(.46)	14.11	20.12	146.10				.39		3.11
10/31/2023	12.24	.42	.02	.44	(.34)	(.18)	(.52)	12.16	3.53	136.10				.40		3.37
10/31/2022	14.92	.33	(2.07)	(1.74)	(.23)	(.71)	(.94)	12.24	(12.57)	149.09				.38		2.44
10/31/2021	13.22	.28	2.04	2.32	(.35)	(.27)	(.62)	14.92	17.94	176.09				.38		1.94
10/31/2020	13.04	.31	.42	.73	(.28)	(.27)	(.55)	13.22	5.68	134.09				.39		2.36
Class F-3:
10/31/2024	12.21	.43	1.99	2.42	(.39)	(.08)	(.47)	14.16	20.16	25.01				.30		3.20
10/31/2023	12.29	.42	.03	.45	(.35)	(.18)	(.53)	12.21	3.62	21.01				.31		3.38
10/31/2022	14.96	.34	(2.06)	(1.72)	(.24)	(.71)	(.95)	12.29	(12.39)	15.01				.30		2.53
10/31/2021	13.26	.29	2.04	2.33	(.36)	(.27)	(.63)	14.96	17.98	18.01				.30		2.00
10/31/2020	13.08	.32	.42	.74	(.29)	(.27)	(.56)	13.26	5.74	11.01				.31		2.43
Class R-1:
10/31/2024	12.00	.29	1.95	2.24	(.24)	(.08)	(.32)	13.92	18.88	7		1.04		1.33		2.21
10/31/2023	12.05	.29	.03	.32	(.19)	(.18)	(.37)	12.00	2.57	8		1.10		1.40		2.36
10/31/2022	14.66	.18	(2.04)	(1.86)	(.04)	(.71)	(.75)	12.05	(13.44)	10		1.10		1.39		1.40
10/31/2021	12.99	.14	2.00	2.14	(.20)	(.27)	(.47)	14.66	16.74	15		1.11		1.40		.96
10/31/2020	12.83	.17	.40	.57	(.14)	(.27)	(.41)	12.99	4.51	15		1.13		1.43		1.34
Class R-2:
10/31/2024	11.89	.28	1.94	2.22	(.24)	(.08)	(.32)	13.79	18.91	458		1.10		1.39		2.13
10/31/2023	11.96	.29	.02	.31	(.20)	(.18)	(.38)	11.89	2.51	445		1.10		1.40		2.38
10/31/2022	14.58	.19	(2.03)	(1.84)	(.07)	(.71)	(.78)	11.96	(13.41)	509		1.11		1.40		1.44
10/31/2021	12.94	.14	1.98	2.12	(.21)	(.27)	(.48)	14.58	16.68	678		1.10		1.39		.97
10/31/2020	12.77	.17	.41	.58	(.14)	(.27)	(.41)	12.94	4.63	680		1.11		1.41		1.37
Class R-2E:
10/31/2024	11.92	.32	1.94	2.26	(.28)	(.08)	(.36)	13.82	19.21	139.81				1.10		2.45
10/31/2023	11.99	.33	.02	.35	(.24)	(.18)	(.42)	11.92	2.85	144.81				1.11		2.70
10/31/2022	14.62	.23	(2.03)	(1.80)	(.12)	(.71)	(.83)	11.99	(13.16)	174.81				1.10		1.73
10/31/2021	12.97	.18	1.99	2.17	(.25)	(.27)	(.52)	14.62	17.05	227.81				1.10		1.26
10/31/2020	12.81	.21	.41	.62	(.19)	(.27)	(.46)	12.97	4.93	222.81				1.11		1.65
Class R-3:
10/31/2024	12.04	.34	1.97	2.31	(.30)	(.08)	(.38)	13.97	19.46	772.65				.94		2.58
10/31/2023	12.11	.35	.02	.37	(.26)	(.18)	(.44)	12.04	2.97	788.66				.96		2.83
10/31/2022	14.76	.25	(2.05)	(1.80)	(.14)	(.71)	(.85)	12.11	(13.04)	905.66				.95		1.89
10/31/2021	13.08	.20	2.02	2.22	(.27)	(.27)	(.54)	14.76	17.30	1,236.66				.95		1.41
10/31/2020	12.92	.23	.40	.63	(.20)	(.27)	(.47)	13.08	4.97	1,248.66				.96		1.81
Class R-4:
10/31/2024	12.16	.38	1.99	2.37	(.34)	(.08)	(.42)	14.11	19.80	875.35				.64		2.87
10/31/2023	12.23	.39	.02	.41	(.30)	(.18)	(.48)	12.16	3.28	883.36				.66		3.12
10/31/2022	14.90	.29	(2.06)	(1.77)	(.19)	(.71)	(.90)	12.23	(12.78)	980.35				.64		2.20
10/31/2021	13.20	.24	2.03	2.27	(.30)	(.27)	(.57)	14.90	17.61	1,420.36				.65		1.69
10/31/2020	13.02	.27	.42	.69	(.24)	(.27)	(.51)	13.20	5.40	1,554.36				.66		2.12
American Funds Target Date Retirement Series / Prospectus     137

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$12.14	$.41	$1.98	$2.39	$(.37)	$(.08)	$(.45)	$14.08	20.00%	$430.15%		.44%	3.07%
10/31/2023	12.21	.42	.02	.44	(.33)	(.18)	(.51)	12.14	3.54	422.16		.46	3.36
10/31/2022	14.88	.32	(2.06)	(1.74)	(.22)	(.71)	(.93)	12.21	(12.61)	514.15		.44	2.37
10/31/2021	13.19	.27	2.03	2.30	(.34)	(.27)	(.61)	14.88	17.84	635.15		.44	1.90
10/31/2020	13.01	.32	.39	.71	(.26)	(.27)	(.53)	13.19	5.57	659.15		.45	2.46
Class R-5:
10/31/2024	12.30	.43	2.00	2.43	(.38)	(.08)	(.46)	14.27	20.10	194.06		.35	3.18
10/31/2023	12.37	.44	.01	.45	(.34)	(.18)	(.52)	12.30	3.61	198.06		.36	3.44
10/31/2022	15.06	.34	(2.09)	(1.75)	(.23)	(.71)	(.94)	12.37	(12.49)	240.05		.34	2.50
10/31/2021	13.34	.29	2.05	2.34	(.35)	(.27)	(.62)	15.06	17.96	347.06		.35	2.02
10/31/2020	13.16	.32	.41	.73	(.28)	(.27)	(.55)	13.34	5.65	350.06		.36	2.44
Class R-6:
10/31/2024	12.25	.43	2.01	2.44	(.39)	(.08)	(.47)	14.22	20.26	10,346.01		.30	3.21
10/31/2023	12.33	.43	.02	.45	(.35)	(.18)	(.53)	12.25	3.60	9,661.01		.31	3.44
10/31/2022	15.01	.34	(2.07)	(1.73)	(.24)	(.71)	(.95)	12.33	(12.42)	9,758.01		.30	2.52
10/31/2021	13.30	.29	2.05	2.34	(.36)	(.27)	(.63)	15.01	18.00	11,579.01		.30	2.03
10/31/2020	13.12	.32	.42	.74	(.29)	(.27)	(.56)	13.30	5.73	9,367.01		.31	2.43

138     American Funds Target Date Retirement Series / Prospectus

American Funds 2015 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$11.25	$.37	$1.69	$2.06	$(.33)	$(.09)	$(.42)	$12.89	18.63%	$833.34%				.63%		3.02%
10/31/2023	11.34	.38	(.05)	.33	(.29)	(.13)	(.42)	11.25	2.88	786.34				.63		3.26
10/31/2022	13.50	.28	(1.79)	(1.51)	(.20)	(.45)	(.65)	11.34	(11.83)	851.33				.62		2.27
10/31/2021	12.02	.23	1.76	1.99	(.31)	(.20)	(.51)	13.50	16.91	1,046.35				.63		1.80
10/31/2020	11.98	.27	.25	.52	(.24)	(.24)	(.48)	12.02	4.40	968.34				.63		2.28
Class C:
10/31/2024	11.03	.28	1.65	1.93	(.22)	(.09)	(.31)	12.65	17.76	21		1.08		1.37		2.30
10/31/2023	11.11	.29	(.05)	.24	(.19)	(.13)	(.32)	11.03	2.11	26		1.09		1.38		2.56
10/31/2022	13.24	.18	(1.76)	(1.58)	(.10)	(.45)	(.55)	11.11	(12.50)	35		1.08		1.37		1.52
10/31/2021	11.79	.14	1.72	1.86	(.21)	(.20)	(.41)	13.24	16.09	46		1.08		1.36		1.07
10/31/2020	11.76	.18	.25	.43	(.16)	(.24)	(.40)	11.79	3.63	43		1.10		1.39		1.53
Class T:
10/31/2024	11.27	.40	1.68	2.08	(.36)	(.09)	(.45)	12.90	18.83 [10]	—	[11]	.09	[10]	.38	[10]	3.27	[10]
10/31/2023	11.35	.41	(.04)	.37	(.32)	(.13)	(.45)	11.27	3.26 [10]	—	[11]	.07	[10]	.36	[10]	3.53	[10]
10/31/2022	13.51	.31	(1.79)	(1.48)	(.23)	(.45)	(.68)	11.35	(11.62)[10]	—	[11]	.07	[10]	.36	[10]	2.54	[10]
10/31/2021	12.03	.26	1.75	2.01	(.33)	(.20)	(.53)	13.51	17.14 [10]	—	[11]	.13	[10]	.41	[10]	2.02	[10]
10/31/2020	11.99	.29	.26	.55	(.27)	(.24)	(.51)	12.03	4.62 [10]	—	[11]	.14	[10]	.43	[10]	2.48	[10]
Class F-1:
10/31/2024	11.17	.36	1.68	2.04	(.32)	(.09)	(.41)	12.80	18.64	13.37				.66		2.98
10/31/2023	11.25	.37	(.04)	.33	(.28)	(.13)	(.41)	11.17	2.92	11.36				.65		3.21
10/31/2022	13.40	.27	(1.78)	(1.51)	(.19)	(.45)	(.64)	11.25	(11.90)	12.38				.67		2.23
10/31/2021	11.94	.23	1.74	1.97	(.31)	(.20)	(.51)	13.40	16.83	15.37				.65		1.79
10/31/2020	11.91	.26	.25	.51	(.24)	(.24)	(.48)	11.94	4.33	16.37				.66		2.24
Class F-2:
10/31/2024	11.25	.40	1.68	2.08	(.36)	(.09)	(.45)	12.88	18.84	50.10				.39		3.27
10/31/2023	11.33	.40	(.03)	.37	(.32)	(.13)	(.45)	11.25	3.24	47.10				.39		3.50
10/31/2022	13.50	.31	(1.80)	(1.49)	(.23)	(.45)	(.68)	11.33	(11.68)	49.09				.38		2.50
10/31/2021	12.02	.27	1.75	2.02	(.34)	(.20)	(.54)	13.50	17.21	57.09				.37		2.04
10/31/2020	11.98	.30	.25	.55	(.27)	(.24)	(.51)	12.02	4.68	48.10				.39		2.51
Class F-3:
10/31/2024	11.28	.41	1.70	2.11	(.37)	(.09)	(.46)	12.93	19.08	7.01				.30		3.35
10/31/2023	11.37	.42	(.05)	.37	(.33)	(.13)	(.46)	11.28	3.24	7.01				.30		3.58
10/31/2022	13.54	.32	(1.79)	(1.47)	(.25)	(.45)	(.70)	11.37	(11.57)	6.01				.30		2.59
10/31/2021	12.05	.27	1.77	2.04	(.35)	(.20)	(.55)	13.54	17.34	8.01				.29		2.02
10/31/2020	12.01	.32	.24	.56	(.28)	(.24)	(.52)	12.05	4.75	3.01				.30		2.71
Class R-1:
10/31/2024	11.02	.27	1.65	1.92	(.24)	(.09)	(.33)	12.61	17.66	5		1.10		1.39		2.23
10/31/2023	11.10	.28	(.03)	.25	(.20)	(.13)	(.33)	11.02	2.19	6		1.10		1.39		2.50
10/31/2022	13.22	.18	(1.76)	(1.58)	(.09)	(.45)	(.54)	11.10	(12.54)	6		1.10		1.39		1.50
10/31/2021	11.77	.14	1.72	1.86	(.21)	(.20)	(.41)	13.22	16.03	7		1.11		1.39		1.07
10/31/2020	11.75	.18	.23	.41	(.15)	(.24)	(.39)	11.77	3.51	8		1.14		1.43		1.51
Class R-2:
10/31/2024	11.03	.27	1.65	1.92	(.23)	(.09)	(.32)	12.63	17.68	141		1.10		1.39		2.28
10/31/2023	11.10	.28	(.03)	.25	(.19)	(.13)	(.32)	11.03	2.19	144		1.10		1.39		2.50
10/31/2022	13.22	.18	(1.75)	(1.57)	(.10)	(.45)	(.55)	11.10	(12.49)	163		1.11		1.40		1.51
10/31/2021	11.78	.14	1.71	1.85	(.21)	(.20)	(.41)	13.22	16.00	223		1.10		1.38		1.06
10/31/2020	11.75	.18	.24	.42	(.15)	(.24)	(.39)	11.78	3.58	222		1.12		1.41		1.53
Class R-2E:
10/31/2024	11.03	.31	1.65	1.96	(.27)	(.09)	(.36)	12.63	18.06	49.81				1.10		2.56
10/31/2023	11.11	.33	(.06)	.27	(.22)	(.13)	(.35)	11.03	2.43	48.81				1.10		2.88
10/31/2022	13.23	.22	(1.75)	(1.53)	(.14)	(.45)	(.59)	11.11	(12.21)	63.81				1.10		1.80
10/31/2021	11.79	.17	1.72	1.89	(.25)	(.20)	(.45)	13.23	16.32	81.81				1.09		1.35
10/31/2020	11.76	.21	.25	.46	(.19)	(.24)	(.43)	11.79	3.91	80.82				1.11		1.81
Class R-3:
10/31/2024	11.15	.33	1.67	2.00	(.29)	(.09)	(.38)	12.77	18.21	268.65				.94		2.71
10/31/2023	11.22	.34	(.03)	.31	(.25)	(.13)	(.38)	11.15	2.69	263.66				.95		2.96
10/31/2022	13.37	.24	(1.79)	(1.55)	(.15)	(.45)	(.60)	11.22	(12.19)	307.66				.95		1.95
10/31/2021	11.90	.19	1.75	1.94	(.27)	(.20)	(.47)	13.37	16.63	415.66				.94		1.51
10/31/2020	11.87	.23	.24	.47	(.20)	(.24)	(.44)	11.90	4.01	426.66				.95		1.96
Class R-4:
10/31/2024	11.25	.37	1.67	2.04	(.32)	(.09)	(.41)	12.88	18.51	206.35				.64		3.02
10/31/2023	11.33	.38	(.05)	.33	(.28)	(.13)	(.41)	11.25	2.92	219.36				.65		3.26
10/31/2022	13.48	.28	(1.78)	(1.50)	(.20)	(.45)	(.65)	11.33	(11.81)	254.35				.64		2.25
10/31/2021	12.00	.23	1.75	1.98	(.30)	(.20)	(.50)	13.48	16.86	348.36				.64		1.77
10/31/2020	11.96	.27	.25	.52	(.24)	(.24)	(.48)	12.00	4.39	398.36				.65		2.27

American Funds Target Date Retirement Series / Prospectus     139

Income (loss) from investment operations[1]	Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$11.21	$.39	$1.69	$2.08	$(.35)	$(.09)	$(.44)	$12.85	18.91%	$103.15%	.44%	3.20%
10/31/2023	11.30	.40	(.05)	.35	(.31)	(.13)	(.44)	11.21	3.08	109.16	.45	3.48
10/31/2022	13.45	.30	(1.78)	(1.48)	(.22)	(.45)	(.67)	11.30	(11.66)	133.15	.44	2.43
10/31/2021	11.98	.26	1.74	2.00	(.33)	(.20)	(.53)	13.45	17.12	181.15	.43	2.00
10/31/2020	11.94	.31	.23	.54	(.26)	(.24)	(.50)	11.98	4.55	192.16	.45	2.64
Class R-5:
10/31/2024	11.35	.41	1.70	2.11	(.36)	(.09)	(.45)	13.01	18.98	70.06	.35	3.31
10/31/2023	11.44	.41	(.05)	.36	(.32)	(.13)	(.45)	11.35	3.16	69.06	.35	3.55
10/31/2022	13.61	.32	(1.80)	(1.48)	(.24)	(.45)	(.69)	11.44	(11.55)	80.05	.34	2.56
10/31/2021	12.11	.28	1.76	2.04	(.34)	(.20)	(.54)	13.61	17.27	90.06	.34	2.11
10/31/2020	12.07	.31	.25	.56	(.28)	(.24)	(.52)	12.11	4.66	93.06	.35	2.58
Class R-6:
10/31/2024	11.30	.41	1.70	2.11	(.37)	(.09)	(.46)	12.95	19.04	3,223.01	.30	3.35
10/31/2023	11.39	.41	(.04)	.37	(.33)	(.13)	(.46)	11.30	3.23	3,000.01	.30	3.56
10/31/2022	13.56	.32	(1.79)	(1.47)	(.25)	(.45)	(.70)	11.39	(11.55)	3,025	—	[14]	.29	2.58
10/31/2021	12.07	.28	1.76	2.04	(.35)	(.20)	(.55)	13.56	17.31	3,480.01	.29	2.11
10/31/2020	12.03	.31	.25	.56	(.28)	(.24)	(.52)	12.07	4.74	2,801.01	.30	2.59

140     American Funds Target Date Retirement Series / Prospectus

American Funds 2010 Target Date Retirement Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets[4]		Net effective expense ratio[5]		Ratio of net income (loss) to average net assets
Class A:
10/31/2024	$10.74	$.37	$1.51	$1.88	$(.32)	$(.08)	$(.40)	$12.22	17.81%	$529.34%				.62%		3.14%
10/31/2023	10.83	.36	(.08)	.28	(.27)	(.10)	(.37)	10.74	2.54	514.34				.62		3.30
10/31/2022	12.60	.25	(1.55)	(1.30)	(.19)	(.28)	(.47)	10.83	(10.80)	561.34				.61		2.18
10/31/2021	11.37	.21	1.46	1.67	(.28)	(.16)	(.44)	12.60	14.96	660.34				.61		1.73
10/31/2020	11.28	.25	.23	.48	(.23)	(.16)	(.39)	11.37	4.31	604.35				.79		2.22
Class C:
10/31/2024	10.53	.27	1.48	1.75	(.22)	(.08)	(.30)	11.98	16.86	17		1.09		1.37		2.40
10/31/2023	10.62	.28	(.09)	.19	(.18)	(.10)	(.28)	10.53	1.71	20		1.09		1.37		2.57
10/31/2022	12.36	.17	(1.53)	(1.36)	(.10)	(.28)	(.38)	10.62	(11.38)	25		1.08		1.35		1.44
10/31/2021	11.16	.12	1.44	1.56	(.20)	(.16)	(.36)	12.36	14.11	32		1.07		1.34		.99
10/31/2020	11.09	.17	.22	.39	(.16)	(.16)	(.32)	11.16	3.52	26		1.09		1.53		1.51
Class T:
10/31/2024	10.75	.39	1.52	1.91	(.35)	(.08)	(.43)	12.23	18.12 [10]	—	[11]	.09	[10]	.37	[10]	3.38	[10]
10/31/2023	10.85	.39	(.09)	.30	(.30)	(.10)	(.40)	10.75	2.76 [10]	—	[11]	.07	[10]	.35	[10]	3.57	[10]
10/31/2022	12.61	.29	(1.56)	(1.27)	(.21)	(.28)	(.49)	10.85	(10.51)[10]	—	[11]	.07	[10]	.34	[10]	2.47	[10]
10/31/2021	11.38	.24	1.46	1.70	(.31)	(.16)	(.47)	12.61	15.18 [10]	—	[11]	.13	[10]	.40	[10]	1.95	[10]
10/31/2020	11.29	.27	.23	.50	(.25)	(.16)	(.41)	11.38	4.53 [10]	—	[11]	.15	[10]	.59	[10]	2.44	[10]
Class F-1:
10/31/2024	10.67	.35	1.51	1.86	(.31)	(.08)	(.39)	12.14	17.80	11.37				.65		3.07
10/31/2023	10.77	.36	(.09)	.27	(.27)	(.10)	(.37)	10.67	2.48	10.36				.64		3.25
10/31/2022	12.53	.25	(1.55)	(1.30)	(.18)	(.28)	(.46)	10.77	(10.80)	10.37				.64		2.16
10/31/2021	11.31	.21	1.45	1.66	(.28)	(.16)	(.44)	12.53	14.93	10.37				.64		1.69
10/31/2020	11.22	.24	.24	.48	(.23)	(.16)	(.39)	11.31	4.34	9.38				.82		2.17
Class F-2:
10/31/2024	10.73	.40	1.50	1.90	(.35)	(.08)	(.43)	12.20	18.03	40.10				.38		3.40
10/31/2023	10.83	.39	(.09)	.30	(.30)	(.10)	(.40)	10.73	2.75	41.10				.38		3.51
10/31/2022	12.59	.28	(1.54)	(1.26)	(.22)	(.28)	(.50)	10.83	(10.50)	40.09				.36		2.42
10/31/2021	11.36	.24	1.46	1.70	(.31)	(.16)	(.47)	12.59	15.26	40.09				.36		1.96
10/31/2020	11.27	.28	.23	.51	(.26)	(.16)	(.42)	11.36	4.60	29.10				.54		2.48
Class F-3:
10/31/2024	10.76	.40	1.52	1.92	(.36)	(.08)	(.44)	12.24	18.18	10.01				.29		3.46
10/31/2023	10.86	.41	(.10)	.31	(.31)	(.10)	(.41)	10.76	2.83	9.01				.29		3.67
10/31/2022	12.63	.29	(1.55)	(1.26)	(.23)	(.28)	(.51)	10.86	(10.47)	9.01				.28		2.49
10/31/2021	11.39	.25	1.47	1.72	(.32)	(.16)	(.48)	12.63	15.40	8.01				.28		2.08
10/31/2020	11.30	.27	.25	.52	(.27)	(.16)	(.43)	11.39	4.67	6.01				.45		2.43
Class R-1:
10/31/2024	10.67	.27	1.51	1.78	(.24)	(.08)	(.32)	12.13	16.89	3		1.10		1.38		2.34
10/31/2023	10.78	.27	(.08)	.19	(.20)	(.10)	(.30)	10.67	1.72	2		1.10		1.38		2.47
10/31/2022	12.54	.16	(1.54)	(1.38)	(.10)	(.28)	(.38)	10.78	(11.42)	2		1.10		1.37		1.42
10/31/2021	11.33	.12	1.46	1.58	(.21)	(.16)	(.37)	12.54	14.10	2		1.11		1.38		1.00
10/31/2020	11.22	.17	.23	.40	(.13)	(.16)	(.29)	11.33	3.57	2		1.06		1.50		1.54
Class R-2:
10/31/2024	10.55	.27	1.49	1.76	(.23)	(.08)	(.31)	12.00	16.94	75		1.10		1.38		2.39
10/31/2023	10.64	.28	(.10)	.18	(.17)	(.10)	(.27)	10.55	1.70	76		1.10		1.38		2.56
10/31/2022	12.38	.16	(1.53)	(1.37)	(.09)	(.28)	(.37)	10.64	(11.46)	85		1.11		1.38		1.43
10/31/2021	11.18	.12	1.44	1.56	(.20)	(.16)	(.36)	12.38	14.09	106		1.10		1.37		.99
10/31/2020	11.09	.16	.23	.39	(.14)	(.16)	(.30)	11.18	3.57	101		1.12		1.56		1.48
Class R-2E:
10/31/2024	10.53	.31	1.48	1.79	(.26)	(.08)	(.34)	11.98	17.30	42.81				1.09		2.69
10/31/2023	10.62	.32	(.10)	.22	(.21)	(.10)	(.31)	10.53	2.01	40.81				1.09		2.94
10/31/2022	12.36	.20	(1.53)	(1.33)	(.13)	(.28)	(.41)	10.62	(11.18)	54.81				1.08		1.71
10/31/2021	11.16	.15	1.44	1.59	(.23)	(.16)	(.39)	12.36	14.46	70.81				1.08		1.25
10/31/2020	11.09	.20	.21	.41	(.18)	(.16)	(.34)	11.16	3.78	61.82				1.26		1.78
Class R-3:
10/31/2024	10.65	.33	1.50	1.83	(.28)	(.08)	(.36)	12.12	17.44	170.65				.93		2.83
10/31/2023	10.75	.33	(.10)	.23	(.23)	(.10)	(.33)	10.65	2.11	173.66				.94		3.00
10/31/2022	12.49	.22	(1.54)	(1.32)	(.14)	(.28)	(.42)	10.75	(10.99)	205.66				.93		1.87
10/31/2021	11.27	.17	1.45	1.62	(.24)	(.16)	(.40)	12.49	14.62	263.66				.93		1.44
10/31/2020	11.19	.21	.22	.43	(.19)	(.16)	(.35)	11.27	3.94	279.67				1.11		1.93
Class R-4:
10/31/2024	10.72	.36	1.52	1.88	(.32)	(.08)	(.40)	12.20	17.82	206.35				.63		3.13
10/31/2023	10.82	.36	(.10)	.26	(.26)	(.10)	(.36)	10.72	2.41	211.36				.64		3.28
10/31/2022	12.58	.25	(1.55)	(1.30)	(.18)	(.28)	(.46)	10.82	(10.78)	235.35				.62		2.18
10/31/2021	11.35	.21	1.46	1.67	(.28)	(.16)	(.44)	12.58	14.97	315.36				.63		1.73
10/31/2020	11.26	.25	.23	.48	(.23)	(.16)	(.39)	11.35	4.31	315.36				.80		2.22

American Funds Target Date Retirement Series / Prospectus     141

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Class R-5E:
10/31/2024	$10.70	$.38	$1.52	$1.90	$(.34)	$(.08)	$(.42)	$12.18	18.09%	$93.15%		.43%	3.31%
10/31/2023	10.80	.39	(.10)	.29	(.29)	(.10)	(.39)	10.70	2.67	91.16		.44	3.55
10/31/2022	12.56	.28	(1.55)	(1.27)	(.21)	(.28)	(.49)	10.80	(10.60)	118.15		.42	2.37
10/31/2021	11.34	.23	1.46	1.69	(.31)	(.16)	(.47)	12.56	15.14	141.16		.43	1.90
10/31/2020	11.24	.28	.23	.51	(.25)	(.16)	(.41)	11.34	4.59	137.16		.60	2.52
Class R-5:
10/31/2024	10.83	.41	1.52	1.93	(.35)	(.08)	(.43)	12.33	18.19	46.06		.34	3.46
10/31/2023	10.93	.40	(.10)	.30	(.30)	(.10)	(.40)	10.83	2.75	52.06		.34	3.60
10/31/2022	12.70	.29	(1.56)	(1.27)	(.22)	(.28)	(.50)	10.93	(10.46)	60.05		.32	2.49
10/31/2021	11.46	.25	1.46	1.71	(.31)	(.16)	(.47)	12.70	15.24	72.06		.33	2.05
10/31/2020	11.36	.29	.23	.52	(.26)	(.16)	(.42)	11.46	4.67	74.06		.50	2.54
Class R-6:
10/31/2024	10.79	.40	1.53	1.93	(.36)	(.08)	(.44)	12.28	18.22	2,728.01		.29	3.46
10/31/2023	10.89	.40	(.09)	.31	(.31)	(.10)	(.41)	10.79	2.82	2,466.01		.29	3.60
10/31/2022	12.66	.29	(1.55)	(1.26)	(.23)	(.28)	(.51)	10.89	(10.45)	2,491.01		.28	2.51
10/31/2021	11.42	.25	1.47	1.72	(.32)	(.16)	(.48)	12.66	15.36	2,713.01		.28	2.05
10/31/2020	11.33	.29	.23	.52	(.27)	(.16)	(.43)	11.42	4.65	2,191.01		.45	2.54

	Year ended October 31,
Portfolio turnover rate for all share classes	2024	2023	2022	2021	2020
2070 Fund	7%[6,7,8]
2065 Fund	4	1%[15]	2%	13%	22%[6,8,12]
2060 Fund	5[15]	1[15]	2	12	3[15]
2055 Fund	5[15]	1[15]	3	14[15]	3[15]
2050 Fund	5[15]	1	2	14[15]	4[15]
2045 Fund	5[15]	2[15]	—[16]	15[15]	4[15]
2040 Fund	6[15]	1	4	17[15]	5[15]
2035 Fund	7[15]	1	6	17[15]	9[15]
2030 Fund	7[15]	2[15]	9	21	8[15]
2025 Fund	10	5[15]	12	18[15]	12[15]
2020 Fund	5	6	15	20[15]	13[15]
2015 Fund	6	7	17	21[15]	13
2010 Fund	8	8	18	20[15]	12

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact, if any, of certain reimbursements from Capital Research and Management Company. During some of the years shown, Capital Research and Management Company reimbursed a portion of miscellaneous fees and expenses during 2070 Fund's and 2065 Fund's startup period.

4 This column does not include expenses of the underlying funds in which each fund invests.

5 This column reflects the net effective expense ratios for each fund and class, which include each class's expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

6 Based on operations for a period that is less than a full year.

7 For the period May 3, 2024, commencement of operations, through October 31, 2024.

8 Annualized.

9 Amount less than $.01.

10 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

11 Amount less than $1 million.

12 For the period March 27, 2020, commencement of operations, through October 31, 2020.

13 Not annualized.

14 Amount less than $.01.

15 Includes the value of securities sold due to in-kind redemptions. The rate shown would have been reduced by up to two percentage points if the value of securities sold due to in-kind redemptions were excluded.

16 Amount is either less than 1% or there is no turnover.

142     American Funds Target Date Retirement Series / Prospectus

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. If you change intermediaries after you purchase fund shares, the policies and procedures of the new service provider (either your new intermediary or the fund’s transfer agent) will apply to your account. Those policies may be more or less favorable than those offered by the intermediary through which you purchased your fund shares. You should review any policy differences before changing intermediaries.

Class A shares front-end sales charge waivers available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective May 24, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

· Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

· Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply

· Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

· Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529 shares made for recontribution of refunded amounts

D.A. Davidson & Co. (“D.A. Davidson”)

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

· D.A. Davidson has the authority to allow the purchase of Class A shares at net asset value for (1) rollovers to IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs, (2) rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian, or (3) IRA purchases so long as the proceeds are from the sale of shares from an American Funds Recordkeeper Direct retirement plan, PlanPremier retirement plan or 403(b) plan with Capital Bank and Trust Company as custodian and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA

CDSC Waivers on Classes A and C shares available at D.A. Davidson

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• Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of American Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

· Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus

Rights of Accumulation (“ROA”)

· The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of American Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”).  If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge

· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

· ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV)

Letter of Intent (“LOI”)

· Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

· If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

· Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures

· Shares purchased in an Edward Jones fee-based program

144     American Funds Target Date Retirement Series / Prospectus

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement“):

— The redemption and repurchase occur in the same account

— The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

· Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions

· Purchases of Class 529-A shares made for recontribution of refunded amounts

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

· The death or disability of the shareholder

· Systematic withdrawals with up to 10% per year of the account value

· Return of excess contributions from an Individual Retirement Account (IRA)

· Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

· Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

· Shares exchanged in an Edward Jones fee-based program

· Shares acquired through NAV reinstatement

· Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

· Initial purchase minimum: $250

· Subsequent purchase minimum: none

Minimum Balances

· Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

— A fee-based account held on an Edward Jones platform

— A 529 account held on an Edward Jones platform

— An account with an active systematic investment plan or LOI

Exchanging Share Classes

· At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund, or Class R-4 shares for retirement plans with at least $1 million, so long as the shareholder is eligible to purchase the Class A or R-4 shares pursuant to the prospectus.

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either (1) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or (2) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

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Front-end sales charge* waivers on Class A shares available at Janney

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

· Shares acquired through a right of reinstatement

· Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC waivers on Class A and C shares available at Janney

· Shares sold upon the death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

· Shares purchased in connection with a return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus

· Shares sold to pay Janney fees but only if the transaction is initiated by Janney

· Shares acquired through a right of reinstatement

· Shares exchanged into the same share class of a different fund unless otherwise provided in the Prospectus

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

· Breakpoints as described in the fund’s Prospectus

· Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

JP Morgan Securities LLC

Investors purchasing through JP Morgan Securities LLC may invest in Class 529-A shares at net asset value.

Effective September 29, 2023, if you purchase or hold fund shares through an applicable JP Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at JP Morgan Securities LLC

· Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to JP Morgan Securities LLC’s policies relating to sales load discounts and waivers

· Shares purchased through rights of reinstatement

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased by employees and registered representatives of JP Morgan Securities LLC or its affiliates and their spouse or financial dependent

Class C to Class A share conversion

· A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with JP Morgan Securities LLC’s policies and procedures

JP Morgan Securities LLC Class R-4 share employer-sponsored retirement plan eligibility

· Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts

CDSC waivers on Class A and Class C shares available at JP Morgan Securities LLC

· Shares sold upon the death or disability of the shareholder

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· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares purchased in connection with a return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

· Shares acquired through a right of reinstatement

Front-end load discounts available at JP Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

· Breakpoints as described in the prospectus

· Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at JP Morgan Securities LLC. Eligible fund family assets not held at JP Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets

· Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through JP Morgan Securities LLC, over a 13-month period of time (if applicable)

Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch”)

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill Lynch platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill Lynch at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill Lynch representative may ask for reasonable documentation of such facts and Merrill Lynch may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Lynch Sales Load Waiver and Discounts Supplement (the “Merrill Lynch SLWD Supplement") and in the Mutual Fund Investing at Merrill Lynch pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase American Funds Class A shares without any initial or contingent deferred sales charge

· Shares purchased through a Merrill Lynch investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

· Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

· Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

· Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

· Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)

· Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill Lynch

· Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

· Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

· Shares sold due to return of excess contributions from an IRA account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

American Funds Target Date Retirement Series / Prospectus     147

· Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation & letters of intent

· Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

· Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

· Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

Morgan Stanley Wealth Management (“Morgan Stanley”)

Morgan Stanley Class A share front-end sales charge waiver

Morgan Stanley clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

· Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley’s share class conversion program

· Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a front-end sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares

· Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load. This waiver is not available for 529 Plan accounts maintained through Morgan Stanley. Investors wishing to utilize this privilege will need to do so through an account held directly with the Plan or a financial intermediary that supports this feature

· Investors purchasing through a Morgan Stanley self-directed brokerage account and/or E*TRADE from Morgan Stanley may invest in Class A shares without a front-end sales charge

Morgan Stanley clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

· Shares purchased through a rollover from another 529 plan

· Recontribution(s) of a refunded qualified higher education expense

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley clients.

Morgan Stanley Class R-4 share employer-sponsored retirement plan eligibility

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

Northwestern Mutual Investment Services, LLC (“NMIS”)

Rights of accumulation on SIMPLE IRAs held at NMIS

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the SIMPLE IRA platform at NMIS through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at NMIS

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

Oppenheimer & Co., Inc. (“OPCO”)

Effective June 1, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

148     American Funds Target Date Retirement Series / Prospectus

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

· Employees and registered representatives of OPCO or its affiliates and their family members

· Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

· Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

· Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Classes A and 529-A shares available at Raymond James

· Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

· Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

· A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

· Purchases of Class 529-A shares through a rollover from another 529 plan

CDSC waivers on Classes A and C shares available at Raymond James

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

· Breakpoints as described in this prospectus

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

American Funds Target Date Retirement Series / Prospectus     149

· Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Robert W. Baird & Co. Incorporated (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

· Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

· Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

· A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

· Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

· Shares sold due to death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Shares bought due to returns of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus

· Shares sold to pay Baird fees but only if the transaction is initiated by Baird

· Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

· Breakpoints as described in this prospectus

· Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective September 27, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

· Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A money market funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets
· The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

· Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply

· Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel

· Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program

150     American Funds Target Date Retirement Series / Prospectus

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family

· Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e., systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement

· Shares from rollovers into Stifel custodied IRA from retirement plans

· Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

· Purchases of Class 529-A shares through a rollover from another 529 plan

· Purchases of Class 529-A shares made for reinvestment of refunded amounts

CDSC Waivers on Class A and C Shares

· Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary

· Shares sold as part of a systematic withdrawal plan not to exceed 12% annually

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

· Shares acquired through a right of reinstatement

· Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

American Funds Target Date Retirement Series / Prospectus     151

For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R share information, visit AmericanFundsRetirement.com
For retirement plan services	Call your employer or plan administrator

For dealer services	Capital Client Group, Inc. (800) 421-9900

Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the series’ investments is available in the series’ annual and semi-annual reports to shareholders and in the Form N-CSR on file with the U.S. Securities and Exchange Commission (“SEC”). In the series’ annual report, you will find a summary discussion of the key market conditions and investment strategies that significantly affected the series’ performance during its last fiscal year. In Form N-CSR, you will find the series’ annual and semi-annual financial statements.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the series, including the series’ financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the series, the series’ investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the series are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI, shareholder reports and other information such as the series’ financial statements are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the series. You may also occasionally receive proxy statements for the series. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the series at 333 South Hope Street, Los Angeles, California 90071-1406.

MFGEPRX-850-0125P Litho in USA CGD/TM/9773 Investment Company File No. 811-21981

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY

American Funds Target Date Retirement Series®

Part B
Statement of Additional Information

January 1, 2025

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Target Date Retirement Series (the “series”) dated January 1, 2025. Except where the context indicates otherwise, all references herein to the “fund” apply to each of the funds listed below. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the series at the following address:

American Funds Target Date Retirement Series
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3	Class R-1
American Funds® 2070 Target Date Retirement Fund	AAFJX	CCGDX	TDABX	FATSX	FBAJX	FCBEX	RAADX
American Funds® 2065 Target Date Retirement Fund	AAOTX	CCLTX	TDTTX	FAXTX	FBMTX	FCQTX	RAQTX
American Funds 2060 Target Date Retirement Fund®	AANTX	CCKTX	TDSSX	FAWTX	FBKTX	FCKTX	RANTX
American Funds 2055 Target Date Retirement Fund®	AAMTX	CCJTX	TDFWX	FAJTX	FBJTX	FCJTX	RAMTX
American Funds 2050 Target Date Retirement Fund®	AALTX	CCITX	TDFYX	FAITX	FBITX	DITFX	RAITX
American Funds 2045 Target Date Retirement Fund®	AAHTX	CCHTX	TDFUX	FATTX	FBHTX	FCHTX	RAHTX
American Funds 2040 Target Date Retirement Fund®	AAGTX	CCGTX	TDFOX	FAUTX	FBGTX	FCGTX	RAKTX
American Funds 2035 Target Date Retirement Fund®	AAFTX	CCFTX	TDFHX	FAQTX	FBFTX	FDFTX	RAFTX
American Funds 2030 Target Date Retirement Fund®	AAETX	CCETX	TDFMX	FAETX	FBETX	FCETX	RAETX
American Funds 2025 Target Date Retirement Fund®	AADTX	CCDTX	TDLMX	FAPTX	FBDTX	FDDTX	RADTX
American Funds 2020 Target Date Retirement Fund®	AACTX	CCCTX	TDAMX	FAOTX	FBCTX	FCCTX	RACTX
American Funds 2015 Target Date Retirement Fund®	AABTX	CCBTX	TDQMX	FAKTX	FBBTX	FDBTX	RAJTX
American Funds 2010 Target Date Retirement Fund®	AAATX	CCATX	TDMMX	FAATX	FBATX	DJTFX	RAATX
	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds® 2070 Target Date Retirement Fund	RAABX	RBAHX	RCADX	RCAEX	RAAJX	REAGX	RFBFX
American Funds® 2065 Target Date Retirement Fund	RBOTX	RBEOX	RCPTX	RDLTX	RHLTX	REOTX	RFVTX
American Funds 2060 Target Date Retirement Fund®	RBNTX	RBENX	RCNTX	RDKTX	RHKTX	REMTX	RFUTX
American Funds 2055 Target Date Retirement Fund®	RBMTX	RBEMX	RCMTX	RDJTX	RHJTX	REKTX	RFKTX
American Funds 2050 Target Date Retirement Fund®	RBITX	RBHEX	RCITX	RDITX	RHITX	REITX	RFITX
American Funds 2045 Target Date Retirement Fund®	RBHTX	RBHHX	RCHTX	RDHTX	RHHTX	REHTX	RFHTX
American Funds 2040 Target Date Retirement Fund®	RBKTX	RBEKX	RCKTX	RDGTX	RHGTX	REGTX	RFGTX
American Funds 2035 Target Date Retirement Fund®	RBFTX	RBEFX	RCFTX	RDFTX	RHFTX	REFTX	RFFTX
American Funds 2030 Target Date Retirement Fund®	RBETX	RBEEX	RCETX	RDETX	RHETX	REETX	RFETX
American Funds 2025 Target Date Retirement Fund®	RBDTX	RBEDX	RCDTX	RDDTX	RHDTX	REDTX	RFDTX
American Funds 2020 Target Date Retirement Fund®	RBCTX	RBEHX	RCCTX	RDCTX	RHCTX	RECTX	RRCTX
American Funds 2015 Target Date Retirement Fund®	RBJTX	RBEJX	RCJTX	RDBTX	RHBTX	REJTX	RFJTX
American Funds 2010 Target Date Retirement Fund®	RBATX	RBEAX	RCATX	RDATX	RHATX	REATX	RFTTX

American Funds Target Date Retirement Series — Page 1

Table of Contents

Item	Page no.

Description of certain securities, investment techniques and risks	3
Fund policies	38
Management of the series	40
Execution of portfolio transactions	94
Disclosure of portfolio holdings	95
Price of shares	97
Taxes and distributions	100
Purchase and exchange of shares	104
Sales charges	109
Sales charge reductions and waivers	112
Selling shares	116
Shareholder account services and privileges	117
General information	120
Appendix	136

Investment portfolio
Financial statements

American Funds Target Date Retirement Series — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks” and “Information regarding underlying funds,” which provide information about the series, the funds and the underlying funds.

The funds

The following descriptions of securities, investment techniques and risks apply to each of the funds.

Cash and cash equivalents — In addition to its investments in the underlying funds, a portion of each fund’s assets, which will normally be less than 20%, may be held in cash or cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper; (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; (e) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less; and (f) shares of money market funds. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Each fund may take temporary defensive measures in response to adverse market, economic, political, or other conditions as determined by the adviser. Such measures could include, but are not limited to, investments in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. There is no limit on the extent to which each fund may take temporary defensive measures. In taking such measures, each fund may fail to achieve its investment objective.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of a fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of a fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and

American Funds Target Date Retirement Series — Page 3

cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

Allocation – The funds consist of allocations of funds selected solely from proprietary funds managed by the investment adviser. No other funds or investments were considered in the construction of any fund.

The underlying funds

The following is a combined summary of investment strategies of all the underlying funds. Certain matters described below will only apply to a fund in the series to the extent such fund is invested in an underlying fund that engages in such a strategy. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund’s prospectus or the “Fund policies” section of this statement of additional information, or by applicable law, each fund in the series may invest in underlying funds, which engage in each of the practices described below. The value of the fund will fluctuate as the values of the underlying funds change. The underlying funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Market conditions – The value of, and the income generated by, the securities in which the underlying funds invest may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the underlying funds to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily

American Funds Target Date Retirement Series — Page 4

be foreseen. The underlying funds could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — An underlying fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an underlying fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an underlying fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt instruments — An underlying fund may invest in debt securities. Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging

American Funds Target Date Retirement Series — Page 5

markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar

American Funds Target Date Retirement Series — Page 6

to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An

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automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Warrants and rights — Warrants and rights may be acquired by an underlying fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — An underlying fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent an underlying fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer an underlying fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent an underlying fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets

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in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with an underlying fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and an underlying fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. An underlying fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, an underlying fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow an underlying fund with actual equity ownership in the operating company, these investment structures may limit the underlying fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and an underlying fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the underlying fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the underlying funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and an

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underlying fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

In determining the domicile of an issuer, the underlying fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including where relevant data is unavailable or the nature of a holding warrants special considerations), the adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the underlying fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While an underlying fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the underlying fund’s investment. If this happened, the underlying fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the underlying fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the underlying fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist

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measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the underlying fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the underlying fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the underlying fund to suffer a loss. An underlying fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the underlying fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the underlying fund.

Limited market information — An underlying fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the underlying fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the underlying fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by an underlying fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that an underlying fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

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Fraudulent securities — Securities purchased by an underlying fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the underlying fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to an underlying fund and its shareholders. In addition, as a matter of law or practicality, an underlying fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Investing through Stock Connect — An underlying fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and on the Shenzhen Stock Exchange (“SZSE”, and together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact an underlying fund’s rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought.  In such event, the investment adviser’s ability to implement an underlying fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations.  As a result, an underlying fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, an underlying fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and an underlying fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect an underlying fund’s performance. An underlying fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

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Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Pass-through securities — An underlying fund may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the fund invests. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of

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principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs) — A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only

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receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Municipal bonds — Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

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Derivatives — In pursuing its investment objective, the underlying fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, as described under “Currency transactions,” the underlying fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (“OTC”) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the underlying fund as a result of the failure of the underlying fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the underlying fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the underlying fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the underlying fund’s investment in a derivative instrument may result in losses. Further, if an underlying fund’s counterparty were to default on its obligations, the underlying fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the underlying fund’s rights as a creditor and delay or impede the underlying fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The value of some derivative instruments in which the underlying fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the underlying fund’s other investments, the ability of the underlying fund to successfully utilize such derivative instruments may depend in part upon the ability of the underlying fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the underlying fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the underlying fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the underlying fund could suffer losses.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated

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OTC derivatives, the underlying fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the underlying fund’s derivative positions, the underlying fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the underlying fund.

Because certain derivative instruments may obligate the underlying fund to make one or more potential future payments, which could significantly exceed the value of the underlying fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the underlying fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the underlying fund’s investment in the instrument. When an underlying fund leverages its portfolio, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The underlying fund’s compliance with the SEC’s rule applicable to the underlying fund’s use of derivatives may limit the ability of the underlying fund to use derivatives as part of its investment strategy. The rule deems an underlying fund that uses derivatives only in a limited manner as a limited derivatives user and requires that such underlying fund adopt and implement written policies and procedures reasonably designed to manage the underlying fund’s derivatives risks. The rule also deems an underlying fund that uses derivatives in more than a limited manner as a full derivatives user and requires that such an underlying fund adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time an underlying fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the underlying fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the underlying fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the underlying fund’s derivatives or other investments. An underlying fund is generally required to satisfy the rule’s outer limit on leverage by limiting the underlying fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If an underlying fund does not have an appropriate designated reference portfolio in light of the underlying fund’s investments, investment objectives and strategy, an underlying fund must satisfy the rule’s outer limit on leverage by limiting the underlying fund’s VaR to 20% of the value of the underlying fund’s net assets each business day. The fund may invest in underlying funds that are either limited derivatives users or full derivatives users.

Options — The underlying fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).

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By purchasing a put option, the underlying fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the underlying fund pays the current market price, or the option premium, for the option. The underlying fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the underlying fund will lose the entire amount of the option premium paid. If the option is exercised, the underlying fund completes the sale of the underlying instrument (or cash settles) at the strike price. The underlying fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

As a buyer of a put option, the underlying fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the underlying fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

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Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.

Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The underlying fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying instruments, although this may not be successful. If price changes in the underlying fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the underlying fund to hold a position until delivery or expiration regardless of changes in its value.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the underlying fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Futures and options on futures — The underlying fund may enter into futures contracts and options on futures contracts to seek to manage the underlying fund’s interest rate sensitivity by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded

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contracts, and, when such contracts are bought or sold, the underlying fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the underlying fund purchases or sells a security, such as a stock or bond, no price is paid or received by the underlying fund upon the purchase or sale of a futures contract. When the underlying fund enters into a futures contract, the underlying fund is required to deposit with its futures broker, known as a futures commission merchant (“FCM”), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the underlying fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the underlying fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the underlying fund but is instead a settlement between the underlying fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the underlying fund will mark-to-market its open futures positions. An underlying fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the underlying fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the underlying fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the underlying fund, the underlying fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the underlying fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the underlying fund.

When the underlying fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the underlying fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the underlying fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical

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reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is more, the underlying fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the underlying fund realizes a gain; if it is less, the underlying fund realizes a loss.

The underlying fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the underlying fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the underlying fund had purchased the reference asset directly. When the underlying fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the underlying fund may be prevented from promptly liquidating unfavorable futures positions and the underlying fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the underlying fund to substantial losses. Additionally, the underlying fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the underlying fund would remain obligated to meet margin requirements until the position is cleared. As a result, the underlying fund’s access to other assets posted as margin for its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the underlying fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.

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Swaps — The underlying fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.

Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps, are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the underlying fund enters into bilaterally negotiated swaps, the underlying fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the underlying fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the underlying fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Swaps can take different forms. The underlying fund may enter into the following types of swaps:

Interest rate swaps — An underlying fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the underlying fund by increasing or decreasing the duration of the underlying fund or a portion of the underlying fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (“SOFR”), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an underlying fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.

In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.

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Total return swaps — The underlying fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the underlying fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the underlying fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, an underlying fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the underlying fund as protection buyer may receive a single name credit default swap (“CDS”) representing the relevant constituent.

An underlying fund may enter into a CDSI transaction as either protection buyer or protection seller. If the underlying fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the underlying fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the underlying fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the underlying fund, coupled with the periodic payments previously received by the underlying fund, may be less than the full notional value that the underlying fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the underlying fund. Furthermore, as a protection seller, the underlying fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.

The use of CDSI, like all other swaps, is subject to certain risks, including the risk that an underlying fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the underlying fund might have may be subject to applicable bankruptcy laws, which could delay or limit the underlying fund’s recovery. Thus, if an underlying fund’s counterparty to a CDSI transaction defaults on its obligation to make payments thereunder, the underlying fund may lose such

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payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.

Additionally, when an underlying fund invests in a CDSI as a protection seller, the underlying fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the underlying fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI is based, the investment could result in losses to the underlying fund.

Currency transactions — An underlying fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, an underlying fund may enter into forward currency contracts and may purchase and sell options on currencies to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by an underlying fund will typically involve the purchase or sale of a currency against the U.S. dollar, the underlying fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

An underlying fund may also purchase or write put and call options on foreign currencies on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the underlying fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the underlying fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the underlying fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the underlying fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the underlying fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the underlying fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.

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Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent an underlying fund from entering into foreign currency transactions, force an underlying fund to exit such transactions at an unfavorable time or price or result in penalties to an underlying fund, any of which may result in losses to an underlying fund.

Generally, an underlying fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of an underlying fund’s commitment increases because of changes in exchange rates, the underlying fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. An underlying fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the underlying fund’s exposure to currency exchange rates and could result in losses to the underlying fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the underlying fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the underlying fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards and currency options.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an underlying fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to an underlying fund’s use of derivatives, the underlying fund’s obligations with respect to these instruments will depend on the underlying fund’s aggregate usage of and exposure to derivatives, and the underlying fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the underlying fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the underlying fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986, as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by an underlying fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are currencies which exist in a digital form and may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the underlying funds have no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and the underlying funds may invest in securities of such issuers. An underlying fund may also invest in securities of issuers which provide cryptocurrency-related services.

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Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. An underlying fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Forward commitment, when issued and delayed delivery transactions — An underlying fund may enter into commitments to purchase or sell securities at a future date. When an underlying fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could experience a loss.

Certain underlying funds may enter into roll transactions, such as a mortgage dollar roll where an underlying fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), an underlying fund forgoes principal and interest paid on the mortgage-backed securities. An underlying fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. An underlying fund could suffer a loss if the contracting party fails to perform the future transaction and an underlying fund is therefore unable to buy back the mortgage-backed securities it initially sold. An underlying fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which contribute to an underlying fund’s portfolio turnover rate.

With to be announced (“TBA”) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later

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settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

An underlying fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, the underlying fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the underlying fund’s portfolio securities decline while the underlying fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, an underlying fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, an underlying fund may sell such securities.

Under the SEC’s rule applicable to the underlying fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

Repurchase agreements — An underlying fund may enter into repurchase agreements, or “repos”, under which the underlying fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by an underlying fund that is collateralized by the security purchased. Repos permit an underlying fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.

An underlying fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the underlying fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the underlying fund may be delayed or limited.

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Inflation-linked bonds — An underlying fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, an underlying fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for an underlying fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Maturity — The maturity of a debt instrument is normally its ultimate maturity date unless it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of an underlying fund’s portfolio accordingly. Keeping in mind the underlying fund’s objective, the investment adviser may increase the underlying fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.

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The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the underlying fund. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Reinsurance related notes and bonds — An underlying fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, an underlying fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Variable and floating rate obligations — The interest rates payable on certain securities and other instruments in which an underlying fund may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When an underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

Lower rated debt securities — Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of an underlying fund’s portfolio to decline.

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Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, an underlying fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, an underlying fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely an underlying fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. An underlying fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Loan assignments and participations — An underlying fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the underlying fund to increase its investment in a

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company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the underlying fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

An underlying fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the underlying fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. An underlying fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the underlying fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the underlying fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the underlying fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise

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due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for an underlying fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that an underlying fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, an underlying fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Unfunded commitment agreements — An underlying fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to an underlying fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. An underlying fund will only enter into such unfunded commitment agreements if an underlying fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Cash and cash equivalents — An underlying fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Commercial paper — An underlying fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa.

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However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which an underlying fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the underlying fund’s board of trustees.

Restricted or illiquid securities — An underlying fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the underlying fund or cause it to incur additional administrative costs.

Some underlying fund holdings (including some restricted securities) may be deemed illiquid if the underlying fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the underlying fund’s adviser under a liquidity risk management program adopted by the underlying fund’s board and administered by the underlying fund’s adviser. The underlying fund may incur significant additional costs in disposing of illiquid securities.

Investments in registered open-end investment companies and unit investment trusts — An underlying fund may not acquire securities of open-end investment companies or investment unit trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund and each of the underlying funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause a fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of a fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of a fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund, each of the underlying funds and their investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of a fund’s or an underlying fund’s third-party service providers (including, but not limited to, a fund’s investment adviser, subadviser, transfer agent, custodian, administrators and other financial intermediaries, as applicable) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund, each underlying fund and their respective shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that a fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as a fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the underlying funds invest, which may cause an underlying fund’s investments in such issuers to lose value.

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Inflation/Deflation risk — The underlying fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the underlying funds’ assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the underlying funds’ assets.

Affiliated investment companies — An underlying fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the underlying fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the underlying fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the underlying fund’s performance. Any investment in another investment company will be consistent with the underlying fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the underlying fund does not bear additional management fees when investing in Central Funds, but the underlying fund does bear its proportionate share of Central Fund expenses.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

A fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year.

	Fiscal year	Portfolio turnover rate[1]
American Funds 2070 Target Date Retirement Fund	2024	7%[2]
American Funds 2065 Target Date Retirement Fund	2024	4
	2023	1
American Funds 2060 Target Date Retirement Fund	2024	5
	2023	1
American Funds 2055 Target Date Retirement Fund	2024	5
	2023	1
American Funds 2050 Target Date Retirement Fund	2024	5
	2023	1
American Funds 2045 Target Date Retirement Fund	2024	5
	2023	2
American Funds 2040 Target Date Retirement Fund	2024	6
	2023	1
American Funds 2035 Target Date Retirement Fund	2024	7
	2023	1
American Funds 2030 Target Date Retirement Fund	2024	7
	2023	2
American Funds 2025 Target Date Retirement Fund	2024	10
	2023	5
American Funds 2020 Target Date Retirement Fund	2024	5
	2023	6
American Funds 2015 Target Date Retirement Fund	2024	6
	2023	7
American Funds 2010 Target Date Retirement Fund	2024	8
	2023	8

1 Variations in turnover rates are due to changes in trading activity during the period.

2 For the period May 3, 2024, commencement of operations, through October 31, 2024.

American Funds Target Date Retirement Series — Page 37

Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing a fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The series has adopted the following policies with respect to each fund, which may not be changed without approval by holders of a majority of the fund’s outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, such fund’s investments would be concentrated in any particular industry.

2. A fund may not invest in companies for the purpose of exercising control or management.

American Funds Target Date Retirement Series — Page 38

Additional information about each fund‘s policies — The information below is not part of the funds’ fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the funds. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, each fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, each fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, a fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to a fund to the extent such fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective and strategies.

For purposes of fundamental policy 1e, each fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the funds’ purchase of debt obligations.

For purposes of fundamental policy 1f, each fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. For purposes of calculating compliance with restrictions on industry concentrations, each fund will look through to the securities held by the underlying funds in which it invests. This policy does not apply to investments in securities of the U.S. government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto. Each fund may, however, invest substantially all of its assets in one or more investment companies managed by Capital Research and Management Company.

American Funds Target Date Retirement Series — Page 39

Management of the series

Board of trustees and officers

Independent trustees1

The series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the series’ registration statement.

American Funds Target Date Retirement Series — Page 40

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Francisco G. Cigarroa, MD, 1957 Trustee (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	98	None	· Corporate board experience · Service on boards of community and nonprofit organizations · MD
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	103	None

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, non-profit and governmental organizations

· MS, PhD, electrical engineering

Jennifer C. Feikin, 1968 Trustee (2022)	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	120	Hertz Global Holdings, Inc.	· Senior corporate management experience · Corporate board experience · Business consulting experience · Service on advisory and trustee boards for charitable and nonprofit organizations · JD

American Funds Target Date Retirement Series — Page 41

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Leslie Stone Heisz, 1961 Trustee (2022)	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	120	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)

· Senior corporate management experience, investment banking

· Business consulting experience

· Corporate board experience

· Service on advisory and trustee boards for charitable and nonprofit organizations

· MBA

Mary Davis Holt, 1950 Trustee (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993-2003)	99	None

· Service as chief operations officer, global media company

· Senior corporate management experience

· Corporate board experience

· Service on advisory and trustee boards for educational, business and non-profit organizations

· MBA

Merit E. Janow, 1958 Trustee (2007)	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	110	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated Former director of Trimble Inc. (software, hardware and services technology) (until 2021)

· Service with Office of the U.S. Trade Representative and U.S. Department of Justice

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Experience as corporate lawyer

· JD

American Funds Target Date Retirement Series — Page 42

Name, year of birth and position with series (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive) (2010)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	103	None

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

Alexandra Trower, 1964 Trustee (2018)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	98	None	· Service on trustee boards for charitable and nonprofit organizations · Senior corporate management experience · Branding
Paul S. Williams, 1959 Trustee (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	98

Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023)

· Senior corporate management experience

· Corporate board experience

· Corporate governance experience

· Service on trustee boards for charitable and educational nonprofit organizations

· Securities law expertise

· JD

American Funds Target Date Retirement Series — Page 43

Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the series‘ service providers also permit the interested trustees to make a significant contribution to the series’ board.

Name, year of birth and position with series (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970 Trustee (2019)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.*; Director, Capital Research and Management Company	98	None

Other officers5

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Michelle J. Black, 1971 President (2020)	Partner – Capital Solutions Group, Capital Research and Management Company; Partner - Capital Solutions Group, Capital Bank and Trust Company*
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President (2021)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President (2020)	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Samir Mathur, 1965 Senior Vice President (2020)	Partner – Capital Solutions Group, Capital Research and Management Company
Raj Paramaguru, 1972 Senior Vice President (2024)	Partner – Capital Solutions Group, Capital Research and Management Company; Director, Capital Research and Management Company
Wesley K. Phoa, 1966 Senior Vice President (2012)	Partner – Capital Solutions Group, Capital Research and Management Company; Director, Capital Strategy Research, Inc.*; Director, The Capital Group Companies, Inc.*
William L. Robbins, 1968 Senior Vice President (2024)	Partner – Capital International Investors, Capital Research and Management Company; Chair and Director, Capital Group International, Inc.*
Jessica C. Spaly, 1977 Senior Vice President (2023)	Partner – Capital Research Global Investors, Capital Research and Management Company
Shannon Ward, 1964 Senior Vice President (2020)	Partner – Capital Fixed Income Investors, Capital Research and Management Company

American Funds Target Date Retirement Series — Page 44

Name, year of birth and position with series (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the series
Rich Lang, 1969 Vice President (2015)	Senior Vice President – Capital Group Institutional Investment Services Division, Capital Client Group, Inc.*
Maria Manotok, 1974 Vice President (2010)	Senior Vice President and Senior Counsel – Legal and Compliance Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.*; Senior Vice President, Secretary and Director, Capital Group Companies Global*; Senior Vice President, Secretary and Director, Capital Group International, Inc.*
Courtney R. Taylor, 1975 Secretary (2010-2014; 2023)	Assistant Vice President – Legal and Compliance Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2007)	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Associate – Legal and Compliance Group, Capital Research and Management Company
Randall F. Buonviri, 1988 Assistant Treasurer (2023)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the 1940 Act.

2 Trustees and officers of the series serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the series within the meaning of the 1940 Act, on the basis of his or her affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

5 All of the trustees and/or officers listed, with the exception of Rich Lang, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

American Funds Target Date Retirement Series — Page 45

Fund shares owned by trustees as of December 31, 2023:

Name	Dollar range[1,2] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the series	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to series	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the series
Independent trustees
Francisco G. Cigarroa	None	None	N/A	Over $100,000
Nariman Farvardin	Over $100,000	Over $100,000	N/A	Over $100,000
Jennifer C. Feikin	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz	None	Over $100,000	N/A	N/A
Mary Davis Holt	None	Over $100,000	N/A	N/A
Merit E. Janow	$1 – $10,000	Over $100,000	N/A	Over $100,000
Margaret Spellings	None	Over $100,000	N/A	Over $100,000
Alexandra Trower	None	Over $100,000	$50,001 – $100,000	Over $100,000
Paul S. Williams	None	Over $100,000	Over $100,000	Over $100,000

Name	Dollar range[1,2] of fund shares owned in series	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the series
Interested trustees
Michael C. Gitlin	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2023, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

American Funds Target Date Retirement Series — Page 46

Trustee compensation — No compensation is paid by the series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the series” section in this statement of additional information, all other officers and trustees of the series are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The series typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The series and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of series expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the series. The series also reimburses certain expenses of the independent trustees.

American Funds Target Date Retirement Series — Page 47

Trustee compensation earned during the fiscal year ended October 31, 2024:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Francisco G. Cigarroa[2]	$92,422	$349,875
Nariman Farvardin[2]	59,250	538,119
Jennifer C. Feikin[2]	92,422	444,875
Leslie Stone Heisz	92,422	444,875
Mary Davis Holt	71,551	419,125
Merit E. Janow[2]	60,130	564,444
Margaret Spellings[2]	69,804	528,119
Alexandra Trower[2]	95,060	359,875
Paul S. Williams[2]	95,060	359,875

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the series in 2007. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2024 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the series (plus earnings thereon) through the end of the 2024 fiscal year for participating trustees is as follows: Francisco G. Cigarroa ($159,214), Nariman Farvardin ($496,525), Jennifer C. Feikin ($168,974), Merit E. Janow ($45,614), Margaret Spellings ($190,272), Alexandra Trower ($420,851) and Paul S. Williams ($107,647). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the series until paid to the trustees.

American Funds Target Date Retirement Series — Page 48

Series organization and the board of trustees — The series, an open-end, diversified management investment company, was organized as a Maryland corporation on November 6, 2006, and reorganized as a Delaware statutory trust on January 1, 2011. All series operations are supervised by the series’ board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the series.

The series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the series will be allocated among the funds in proportion to the total net assets of each fund.

Each fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the series’ rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all funds and classes of the series vote together on matters that affect all funds and share classes in substantially the same manner. Each fund or share class votes separately on matters that affect that fund or class alone. In addition, the trustees have the authority to establish new funds and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The series’ declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Certain trustees and officers of the series may also serve in similar positions with some of the underlying funds. Thus, if the interests of one of the funds in the series and the underlying funds were ever to diverge, it is possible that an issue could arise and affect how the trustees and officers fulfill their fiduciary duties to that fund. The series has been structured to minimize these concerns. However, conceivably, a situation could occur where proper action for one of the funds in the series could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the trustees and officers of the affected funds and Capital Research and Management Company will carefully

American Funds Target Date Retirement Series — Page 49

analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential issue.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the series will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for series management and counsel to the independent trustees and the series.

Risk oversight — Day-to-day management of the series, including risk management, is the responsibility of the series’ contractual service providers, including the series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the series’ operations, including the processes and associated risks relating to the series‘ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the series‘ investments and trading. The board also receives compliance reports from the series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the series’ board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of series assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the series‘ objectives. As a result of the foregoing and other factors, the ability of the series’ service providers to eliminate or mitigate risks is subject to limitations.

American Funds Target Date Retirement Series — Page 50

Committees of the board of trustees — The series has an audit committee comprised of Francisco G. Cigarroa, Leslie Stone Heisz, Mary Davis Holt and Paul S. Williams. The committee provides oversight regarding the series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the series’ principal service providers. The committee acts as a liaison between the series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2024 fiscal year.

The series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2024 fiscal year.

The series has a nominating and governance committee comprised of Nariman Farvardin, Jennifer C. Feikin, Merit E. Janow, Margaret Spellings and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the series, addressed to the series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held three meetings during the 2024 fiscal year.

The independent board members of the series have oversight responsibility for the series and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each series in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the series.

American Funds Target Date Retirement Series — Page 51

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) for funds in the series as well as their underlying funds with respect to voting proxies of securities held by such funds. The series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, the investment adviser will generally engage an independent, third-party fiduciary to vote the proxy. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website at capitalgroup.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

American Funds Target Date Retirement Series — Page 52

Principal fund shareholders — The following table identifies those investors who own of record, or are known by each fund to own beneficially, 5% or more of any class of its shares as of the opening of business on December 1, 2024. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

American Funds 2070 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	16.31%
Jersey City, NJ		Class C	40.48%

Edward D. Jones & Co.	Record	Class A	12.73%
For the benefit of its customers
St. Louis, MO

CB&T	Record	Class A	5.62%
Simple IRA #1	Beneficial
Bloomington, IL

Investor Account #1	Record	Class C	14.44%
Canandaigua, NY	Beneficial

Capital Research & Management Co	Record	Class C	6.18%
Corporate Account		Class F-1	100.00%
Irvine, CA		Class F-2	5.17%
		Class F-3	100.00%
		Class R-1	97.54%

Raymond James	Record	Class F-2	14.83%
Omnibus for mutual funds house account
St. Petersburg, FL

The Skylight Place Inc PSP	Record	Class R-2	17.09%
Felton, CA	Beneficial

Buss Mechanical Services 401K Plan	Record	Class R-2	7.54%
Kuna, ID	Beneficial

Manor Metal Roofs 401K Plan	Record	Class R-2	5.83%
Columbia, MO	Beneficial

Jmac Ventures LLC 401K Plan	Record	Class R-2	5.08%
Vineyard, UT	Beneficial

CB&T Trustee	Record	Class R-2-E	76.66%
Ward Edwards 401K Profit Sharing Plan	Beneficial
C/O Empower-Inv/Mutual Fund Trading
Greenwood Village, CO

American Funds Target Date Retirement Series — Page 53

Name and Address	Ownership	Ownership Percentage
Waveguide Inc 401K	Record	Class R-2-E	9.25%
C/O Empower-Inv/Mutual Fund Trading	Beneficial
Greenwood Village, CO

Commercial Advisors Retirement Plan 401K	Record	Class R-2-E	5.79%
C/O Empower-Inv/Mutual Fund Trading	Beneficial
Greenwood Village, CO

Wildwood Consulting Inc 401K Plan	Record	Class R-3	17.66%
St Augustine, FL	Beneficial

Acceleration Physical Therapy 401K	Record	Class R-3	10.96%
Spokane, WA	Beneficial

Vintage Communities LLC 401K	Record	Class R-3	7.26%
Profit Sharing Plan	Beneficial
C/O Empower
Greenwood Village, CO

Magec Group LLC 401K	Record	Class R-3	6.57%
Indianapolis, IN	Beneficial

W Coast Spine Restoration Ctr 401K	Record	Class R-4	23.13%
Riverside, CA	Beneficial

B & K Construction Co LLC 401K PSP	Record	Class R-4	11.93%
Mandeville, LA	Beneficial

Pod Pack International LLC 401K	Record	Class R-4	8.26%
Pasco, WA	Beneficial

CB&T Trustee	Record	Class R-4	5.11%
Geographic Solutions Inc 401K Plan and Trust	Beneficial
C/O Empower
Greenwood Village, CO

CB&T Trustee	Record	Class R-5-E	14.34%
Intech Trailers Inc 401(K) Plan	Beneficial
C/O Empower
Greenwood Village, CO

The Heartland Home Mortgage 401K	Record	Class R-5-E	11.14%
Holland, MI	Beneficial

The Barber Grp Rtmt Svgs Plan	Record	Class R-5-E	7.80%
High Springs, FL	Beneficial

CB&T Custodian	Record	Class R-5-E	7.56%
Keystonecare 403(B) Plan	Beneficial
C/O Empower-Inv/Mutual Fund Trading
Greenwood Village, CO

American Funds Target Date Retirement Series — Page 54

Name and Address	Ownership	Ownership Percentage
Investor Account #2	Record	Class R-5	52.92%
C/O Empower	Beneficial
Greenwood Village, CO

Long Run Wealth Advisors LLC 401K	Record	Class R-5	27.77%
Lake Placid, NY	Beneficial

Nine Pillars 401K Savings Plan	Record	Class R-5	5.80%
Mondovi, WI	Beneficial

National Financial Services LLC	Record	Class R-6	18.10%
Jersey City, NJ

Lincoln Life Insurance Company	Record	Class R-6	8.24%
Fort Wayne, IN

Voya Institutional Trust Company	Record	Class R-6	6.62%
Windsor, CT

Empower Trust Company, LLC	Record	Class R-6	5.58%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds 2065 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	18.79%
Jersey City, NJ		Class C	21.63%
		Class F-3	64.56%

Morgan Stanley Smith Barney, LLC	Record	Class C	14.83%
For the benefit of its customers
Omnibus account
New York, N.Y.

Charles Schwab & Co., Inc.	Record	Class F-1	44.85%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	30.40%
For the exclusive benefit of our customers		Class F-2	6.60%
Omnibus account
Jersey City, NJ

BNY Mellon NA	Record	Class F-3	5.46%
Jersey City, NJ

American Funds Target Date Retirement Series — Page 55

Name and Address	Ownership	Ownership Percentage
Matrix Trust Company as agent for	Record	Class R-1	70.69%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-1	7.00%
ADP Access Product 401k	Beneficial	Class R-2-E	16.59%
Boston, MA

Mid Atlantic Trust Company FBO	Record	Class R-1	5.90%
Living Word Christian	Beneficial
Pittsburgh, PA

Owens Flooring Co PSP	Record	Class R-2-E	6.77%
C/O Empower	Beneficial
Boston, MA

National Financial Services, LLC	Record	Class R-4	7.38%
Account 1 Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-4	7.13%
Boston, MA

Birmingham Hematology & Oncology	Record	Class R-5	6.29%
Associates 401K Plan C/O Empower	Beneficial
Greenwood Village, CO

CB&T Trustee For Halff Associates Inc 401(K) Plan	Record	Class R-5	5.60%
C/O Empower	Beneficial
Greenwood Village, CO

National Financial Services, LLC	Record	Class R-6	17.10%
Account 2 Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	11.72%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

John Hancock Life Ins Co USA	Record	Class R-6	10.41%
Boston, MA

Empower Trust Company, LLC.	Record	Class R-6	6.73%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

Charles Schwab & Co., Inc.	Record	Class R-6	6.08%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

American Funds Target Date Retirement Series — Page 56

American Funds 2060 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	20.45%
Jersey City, NJ		Class C	13.78%
		Class F-3	9.64%

Morgan Stanley Smith Barney, LLC	Record	Class C	7.90%
For the benefit of its customers		Class F-1	6.09%
Omnibus account
New York, N.Y.

Wells Fargo Clearing Services, LLC	Record	Class C	6.20%
Special custody account for the exclusive benefit of customers
St. Louis, MO

LPL Financial	Record	Class C	5.64%
Omnibus customer account
San Diego, CA

Charles Schwab & Co., Inc.	Record	Class F-1	53.54%
Special custody account for exclusive benefit of customers		Class F-2	7.22%
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	24.33%
For the exclusive benefit of our customers		Class F-2	7.50%
Omnibus account		Class F-3	10.00%
Jersey City, NJ

UBS Wm USA	Record	Class F-2	5.72%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	34.86%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	24.89%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Matrix Trust Company as agent for	Record	Class R-1	50.27%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

American Funds Target Date Retirement Series — Page 57

Name and Address	Ownership	Ownership Percentage
Mid Atlantic Trust Company FBO	Record	Class R-1	5.44%
Dr Schenider Automative System 401k	Beneficial
Pittsburgh, PA

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-1	5.26%
ADP Access Product 401k	Beneficial	Class R-2-E	32.85%
Boston, MA		Class R-4

Hartford	Record	Class R-2-E	7.22%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	10.77%
Account 1
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	5.50%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

Empower Trust Company, LLC.	Record	Class R-4	5.04%
Employee Benefits Clients 401K
Greenwood Village, CO

John Hancock Trust Company LLC	Record	Class R-4	5.00%
Boston, MA		Class R-5-E	8.66%

National Financial Services, LLC	Record	Class R-5-E	10.62%
Account 2
Jersey City, NJ

Fiioc FBO	Record	Class R-5	8.97%
Moelis & Company Group LP 401K	Beneficial
Covington, KY

National Financial Services, LLC	Record	Class R-5	7.18%
Account 3
Jersey City, NJ

National Financial Services, LLC	Record	Class R-6	24.12%
Account 4
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	8.06%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	6.99%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

John Hancock Life Ins Co USA	Record	Class R-6	5.76%
Boston, MA

American Funds Target Date Retirement Series — Page 58

American Funds 2055 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	18.33%
Jersey City, NJ		Class C	10.01%
		Class F-3	57.49%

Wells Fargo Clearing Services, LLC	Record	Class C	6.74%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	6.41%
For the benefit of its customers
Omnibus account
New York, N.Y.

Charles Schwab & Co., Inc.	Record	Class F-1	40.04%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	34.53%
For the exclusive benefit of our customers		Class F-2	9.20%
Omnibus account		Class F-3	7.75%
Jersey City, NJ

MLPF&S	Record	Class F-1	8.77%
For the sole benefit of its customers		Class R-4	6.00%
Jacksonville, FL		Class R-5	5.00%

UBS Wm USA	Record	Class F-2	5.79%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	17.53%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Matrix Trust Company as agent for	Record	Class R-1	16.87%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-1	12.36%
ADP Access Product 401k	Beneficial	Class R-2-E	29.88%
Boston, MA		Class R-4	5.00%

Hartford	Record	Class R-2-E	6.86%
Hartford, CT

American Funds Target Date Retirement Series — Page 59

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class R-4	13.48%
Account 1
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	5.68%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

National Financial Services, LLC	Record	Class R-5-E	12.25%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	7.41%
Boston, MA

National Financial Services, LLC	Record	Class R-5	8.22%
Account 3
Jersey City, NJ

National Financial Services, LLC	Record	Class R-6	25.32%
Account 4
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	7.97%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	7.47%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds 2050 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	16.74%
Jersey City, NJ		Class C	9.94%
		Class F-3	12.63%

Wells Fargo Clearing Services, LLC	Record	Class C	6.10%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	5.61%
For the benefit of its customers
Omnibus account
New York, N.Y.

American Funds Target Date Retirement Series — Page 60

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class F-1	35.56%
For the exclusive benefit of our customers		Class F-2	9.18%
Omnibus account		Class F-3	18.11%
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class F-1	34.43%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

MLPF&S	Record	Class F-1	13.44%
For the sole benefit of its customers		Class R-4	5.68%
Jacksonville, FL

UBS Wm USA	Record	Class F-2	7.17%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	28.33%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Lincoln Investment Planning LLC	Record	Class F-3	7.96%
FBO Lincoln Customers
Ft Washington, PA

Vanguard Brokerage Services	Record	Class F-3	6.67%
Malvern, PA

Matrix Trust Company as agent for	Record	Class F-3	5.73%
Advisor Trust, Inc.	Beneficial
Moorman, Harting & Co. Simple IRA
Denver, CO

Matrix Trust Company as agent for	Record	Class R-1	22.95%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

Mid Atlantic Trust Company FBO	Record	Class R-1	9.39%
Rebecca Ruth Clearman MD, PA 401(K)	Beneficial
Pittsburgh, PA

Mid Atlantic Trust Company FBO	Record	Class R-1	5.43%
Murray and Josephson CPAS LLC 401(K)	Beneficial
Pittsburgh, PA

American Funds Target Date Retirement Series — Page 61

Name and Address	Ownership	Ownership Percentage
State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	25.55%
ADP Access Product 401k	Beneficial
Boston, MA

Hartford	Record	Class R-2-E	8.62%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	11.53%
Account 1		Class R-6	23.28%
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	13.85%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	9.58%
Boston, MA

National Financial Services, LLC	Record	Class R-5	8.15%
Account 3
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	8.38%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	6.86%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

Charles Schwab & Co., Inc.	Record	Class R-6	5.57%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

American Funds 2045 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	14.49%
Jersey City, NJ		Class C	8.57%
		Class F-3	11.54%

Wells Fargo Clearing Services, LLC	Record	Class C	5.97%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	5.41%
For the benefit of its customers		Class F-1	9.10%
Omnibus account
New York, N.Y.

American Funds Target Date Retirement Series — Page 62

Name and Address	Ownership	Ownership Percentage
Charles Schwab & Co., Inc.	Record	Class F-1	38.62%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	30.15%
For the exclusive benefit of our customers		Class F-2	9.23%
Omnibus account
Jersey City, NJ

MLPF&S	Record	Class F-1	8.14%
For the sole benefit of its customers
Jacksonville, FL

Matrix Trust Company Custodian FBO	Record	Class F-2	10.36%
Indiana Pipe Trades Defined CT Pens	Beneficial
Phoenix, AZ

Charles Schwab & Co., Inc.	Record	Class F-3	60.63%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Lincoln Investment Planning LLC	Record	Class F-3	5.29%
FBO Lincoln Customers
Ft Washington, PA

Matrix Trust Company as agent for	Record	Class R-1	50.98%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-1	7.40%
ADP Access Product 401k	Beneficial	Class R-2-E	22.76%
Boston, MA

National Financial Services, LLC	Record	Class R-4	11.79%
Account 1
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	12.56%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	8.91%
Boston, MA

National Financial Services, LLC	Record	Class R-5	6.54%
Account 3
Jersey City, NJ

American Funds Target Date Retirement Series — Page 63

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class R-6	22.42%
Account 4
Jersey City, NJ

Empower Trust Company, LLC.	Record	Class R-6	7.52%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

DCGT Trustee & or Custodian	Record	Class R-6	7.38%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Charles Schwab & Co., Inc.	Record	Class R-6	6.03%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

John Hancock Life Ins Co USA	Record	Class R-6	5.58%
Boston, MA

American Funds 2040 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	11.88%
Jersey City, NJ		Class C	6.63%
		Class F-3	44.11%

Edward D. Jones & Co.	Record	Class A	6.04%
For the benefit of its customers
St. Louis, MO

Wells Fargo Clearing Services, LLC	Record	Class C	6.20%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	5.74%
For the benefit of its customers		Class F-1	5.20%
Omnibus account
New York, N.Y.

LPL Financial	Record	Class C	5.39%
Omnibus customer account
San Diego, CA

Charles Schwab & Co., Inc.	Record	Class F-1	39.99%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

American Funds Target Date Retirement Series — Page 64

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class F-1	34.22%
For the exclusive benefit of our customers		Class F-2	10.35%
Omnibus account		Class F-3	6.81%
Jersey City, NJ

MLPF&S	Record	Class F-1	8.13%
For the sole benefit of its customers
Jacksonville, FL

UBS Wm USA	Record	Class F-2	7.04%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	37.99%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Matrix Trust Company as agent for	Record	Class R-1	46.18%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	20.56%
ADP Access Product 401k	Beneficial
Boston, MA

Hartford	Record	Class R-2-E	6.80%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	9.68%
Account 1
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	5.29%
Special custody account for exclusive benefit of customers		Class R-6	7.30%
Account 3
San Francisco, CA

National Financial Services, LLC	Record	Class R-5-E	11.66%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	9.76%
Boston, MA

Empower Trust Company, LLC.	Record	Class R-5-E	5.40%
Employee Benefits Plans	Beneficial
Greenwood Village, CO

National Financial Services, LLC	Record	Class R-5	6.39%
Account 3
Jersey City, NJ

American Funds Target Date Retirement Series — Page 65

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class R-6	21.43%
Account 4
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	7.80%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	6.69%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds 2035 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	9.84%
Jersey City, NJ		Class F-3	36.46%

Edward D. Jones & Co.	Record	Class A	7.04%
For the benefit of its customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	7.54%
For the benefit of its customers		Class F-1	6.69%
Omnibus account		Class F-2	5.76%
New York, N.Y.

Wells Fargo Clearing Services, LLC	Record	Class C	7.24%
Special custody account for the exclusive benefit of customers
St. Louis, MO

LPL Financial	Record	Class C	5.06%
Omnibus customer account
San Diego, CA

Charles Schwab & Co., Inc.	Record	Class F-1	39.16%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	32.98%
For the exclusive benefit of our customers		Class F-2	10.70%
Omnibus account		Class F-3	7.27%
Jersey City, NJ

American Funds Target Date Retirement Series — Page 66

Name and Address	Ownership	Ownership Percentage
MLPF&S	Record	Class F-1	6.85%
For the sole benefit of its customers
Jacksonville, FL

UBS Wm USA	Record	Class F-2	5.07%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	35.59%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	11.08%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Matrix Trust Company as agent for	Record	Class R-1	39.95%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	19.13%
ADP Access Product 401k	Beneficial
Boston, MA

National Financial Services, LLC	Record	Class R-4	9.96%
Account 1
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	11.75%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	8.94%
Boston, MA

National Financial Services, LLC	Record	Class R-5	5.18%
Account 3
Jersey City, NJ

National Financial Services, LLC	Record	Class R-6	20.65%
Account 4
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-6	7.29%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

American Funds Target Date Retirement Series — Page 67

Name and Address	Ownership	Ownership Percentage
Empower Trust Company, LLC.	Record	Class R-6	7.20%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

DCGT Trustee & or Custodian	Record	Class R-6	7.13%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

John Hancock Life Ins Co USA	Record	Class R-6	5.35%
Boston, MA

American Funds 2030 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Pershing, LLC	Record	Class A	9.26%
Jersey City, NJ		Class C	6.39%
		Class F-3	20.29%

Edward D. Jones & Co.	Record	Class A	9.00%
For the benefit of its customers
St. Louis, MO

Wells Fargo Clearing Services, LLC	Record	Class C	7.16%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Morgan Stanley Smith Barney, LLC	Record	Class C	6.23%
For the benefit of its customers		Class F-2	6.12%
Omnibus account
New York, N.Y.

Raymond James	Record	Class C	5.69%
Omnibus for mutual funds house account
St. Petersburg, FL

LPL Financial	Record	Class C	5.66%
Omnibus customer account		Class F-2	5.81%
San Diego, CA

Charles Schwab & Co., Inc.	Record	Class F-1	36.75%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	31.58%
For the exclusive benefit of our customers		Class F-2	12.36%
Omnibus account		Class F-3	13.08%
Jersey City, NJ

MLPF&S	Record	Class F-1	8.55%
For the sole benefit of its customers		Class R-4	5.12%
Jacksonville, FL

American Funds Target Date Retirement Series — Page 68

Name and Address	Ownership	Ownership Percentage
UBS Wm USA	Record	Class F-2	5.75%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	45.38%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	6.66%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Lincoln Investment Planning LLC	Record	Class F-3	5.14%
FBO Lincoln Customers
Ft Washington, PA

Matrix Trust Company as agent for	Record	Class R-1	30.54%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

Hartford	Record	Class R-1	5.69%
Hartford, CT

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	14.75%
ADP Access Product 401k	Beneficial
Boston, MA

Hartford	Record	Class R-2-E	6.67%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	8.26%
Account 1
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	5.93%
Special custody account for exclusive benefit of customers		Class R-6	6.29%
Account 4
San Francisco, CA

National Financial Services, LLC	Record	Class R-5-E	12.68%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	10.64%
Boston, MA

National Financial Services, LLC	Record	Class R-5	7.09%
Account 3 Jersey City, NJ

National Financial Services, LLC	Record	Class R-6	20.26%
Account 4
Jersey City, NJ

American Funds Target Date Retirement Series — Page 69

Name and Address	Ownership	Ownership Percentage
DCGT Trustee & or Custodian	Record	Class R-6	7.93%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	6.65%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

John Hancock Life Ins Co USA	Record	Class R-6	5.00%
Boston, MA

American Funds 2025 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	10.21%
For the benefit of its customers
St. Louis, MO

Pershing, LLC	Record	Class A	9.03%
Jersey City, NJ		Class C	6.50%
		Class F-3	14.54%

Wells Fargo Clearing Services, LLC	Record	Class C	7.99%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Raymond James	Record	Class C	5.68%
Omnibus for mutual funds house account
St. Petersburg, FL

Charles Schwab & Co., Inc.	Record	Class F-1	36.24%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	29.24%
For the exclusive benefit of our customers		Class F-2	11.20%
Omnibus account		Class F-3	15.52%
Jersey City, NJ

MLPF&S	Record	Class F-1	9.70%
For the sole benefit of its customers
Jacksonville, FL

LPL Financial	Record	Class F-2	7.21%
Omnibus customer account
San Diego, CA

Morgan Stanley Smith Barney, LLC	Record	Class F-2	7.10%
For the benefit of its customers
Omnibus account
New York, N.Y.

American Funds Target Date Retirement Series — Page 70

Name and Address	Ownership	Ownership Percentage
Charles Schwab & Co., Inc.	Record	Class F-3	53.32%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

BNY Mellon N A	Record	Class F-3	6.18%
Pittsburgh, PA

Charles Schwab & Co., Inc.	Record	Class F-3	5.46%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Matrix Trust Company as agent for	Record	Class R-1	28.72%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-1	7.06%
ADP Access Product 401k	Beneficial	Class R-2-E	14.97%
Boston, MA

Hartford	Record	Class R-2-E	5.07%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	8.57%
Account 1		Class R-6	20.00%
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	5.38%
Special custody account for exclusive benefit of customers		Class R-6	5.27%
Account 4
San Francisco, CA

National Financial Services, LLC	Record	Class R-5-E	11.95%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	8.47%
Boston, MA

National Financial Services, LLC	Record	Class R-5	7.82%
Account 3	Beneficial
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	7.40%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

Empower Trust Company, LLC.	Record	Class R-6	7.18%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds Target Date Retirement Series — Page 71

American Funds 2020 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	13.10%
For the benefit of its customers
St. Louis, MO

Pershing, LLC	Record	Class A	7.80%
Jersey City, NJ		Class F-2	5.61%
		Class F-3	19.37%

Wells Fargo Clearing Services, LLC	Record	Class C	7.41%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Raymond James	Record	Class C	7.32%
Omnibus for mutual funds house account		Class F-2	6.27%
St. Petersburg, FL

LPL Financial	Record	Class C	6.80%
Omnibus customer account		Class F-2	7.19%
San Diego, CA

National Financial Services, LLC	Record	Class C	5.23%
For the exclusive benefit of our customers		Class F-1	39.06%
Omnibus account		Class F-2	11.76%
Jersey City, NJ		Class F-3	11.34%

Morgan Stanley Smith Barney, LLC	Record	Class C	5.09%
For the benefit of its customers		Class F-2	5.41%
Omnibus account
New York, N.Y.

Charles Schwab & Co., Inc.	Record	Class F-1	23.14%
Special custody account for exclusive benefit of customers
Account 1
San Francisco, CA

MLPF&S	Record	Class F-1	6.67%
For the sole benefit of its customers
Jacksonville, FL

UBS Wm USA	Record	Class F-2	5.06%
Weehawken, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	55.67%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	7.37%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

American Funds Target Date Retirement Series — Page 72

Name and Address	Ownership	Ownership Percentage
Matrix Trust Company as agent for	Record	Class R-1	19.02%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

Matrix Trust Company Custodian. FBO	Record	Class R-1	7.31%
Living Word Christian	Beneficial
Denver, CO

Mid Atlantic Trust Company FBO	Record	Class R-1	5.75%
SRB of Washington Blvd Inc, 401(K) Plan	Beneficial
Pittsburgh, PA

Mid Atlantic Trust Company FBO	Record	Class R-1	5.47%
Gascou Hopkins LLP 401(K) Profit Sharing	Beneficial
Pittsburgh, PA

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	12.38%
ADP Access Product 401k	Beneficial
Boston, MA

Hartford	Record	Class R-2-E	6.69%
Hartford, CT

National Financial Services, LLC	Record	Class R-4	7.18%
Account 1		Class R-6	19.05%
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class R-4	6.62%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

National Financial Services, LLC	Record	Class R-5-E	11.18%
Account 2
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	7.02%
Boston, MA

Empower Trust Company, LLC.	Record	Class R-5-E	5.91%
Employee Benefits Clients 401K
Greenwood Village, CO

Monroe County	Record	Class R-5	9.00%
C/O Missionsquare Retirement
Rochester, NY

National Financial Services, LLC	Record	Class R-5	8.31%
Account 3	Beneficial
Jersey City, NJ

DCGT Trustee & or Custodian	Record	Class R-6	8.46%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

American Funds Target Date Retirement Series — Page 73

Name and Address	Ownership	Ownership Percentage
Empower Trust Company, LLC.	Record	Class R-6	6.06%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

American Funds 2015 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	13.52%
For the benefit of its customers
St. Louis, MO

Pershing, LLC	Record	Class A	6.44%
Jersey City, NJ		Class C	7.01%
		Class F-2	6.32%

LPL Financial	Record	Class C	6.63%
Omnibus customer account		Class F-1	9.27%
San Diego, CA		Class F-2	7.01%

National Financial Services, LLC	Record	Class C	6.31%
For the exclusive benefit of our customers		Class F-1	40.03%
Omnibus account		Class F-2	11.71%
Jersey City, NJ

Wells Fargo Clearing Services, LLC	Record	Class C	5.74%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Charles Schwab & Co., Inc.	Record	Class F-1	9.58%
Special custody account for exclusive benefit of customers		Class F-2	8.50%
Account 1
San Francisco, CA

Raymond James	Record	Class F-2	5.42%
Omnibus for mutual funds house account
St. Petersburg, FL

Morgan Stanley Smith Barney, LLC	Record	Class F-2	5.35%
For the benefit of its customers
Omnibus account
New York, N.Y.

Charles Schwab & Co., Inc.	Record	Class F-3	79.43%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

Charles Schwab & Co., Inc.	Record	Class F-3	9.30%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

American Funds Target Date Retirement Series — Page 74

Name and Address	Ownership	Ownership Percentage
Matrix Trust Company Custodian. FBO	Record	Class R-1	21.06%
Smith Fuel Co. Inc. Profit	Beneficial
Denver, CO

National Financial Services, LLC	Record	Class R-1	18.54%
Account 1
Jersey City, NJ

Mid Atlantic Trust Company FBO	Record	Class R-1	11.88%
Trinity Lighting Inc 401(K) Profit	Beneficial
Pittsburgh, PA

Mid Atlantic Trust Company FBO	Record	Class R-1	11.46%
Michel H. Claudet, LLC 401(K) Retirement	Beneficial
Pittsburgh, PA

Matrix Trust Company as agent for	Record	Class R-1	8.24%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	10.47%
ADP Access Product 401k	Beneficial
Boston, MA

Massachusetts Mutual Life Insurnace Company 401K	Record	Class R-2-E	6.03%
Springfield, MA

National Financial Services, LLC	Record	Class R-4	6.50%
Account 2		Class R-6	18.15%
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	13.27%
Account 3
Jersey City, NJ

John Hancock Trust Company LLC	Record	Class R-5-E	8.21%
Boston, MA

Monroe County	Record	Class R-5	14.71%
C/O Missionsquare Retirement	Beneficial
Rochester, NY

National Financial Services, LLC	Record	Class R-5	7.15%
Account 4	Beneficial
Jersey City, NJ

Investor 1	Record	Class R-5	6.08%
Memphis, TN	Beneficial

DCGT Trustee & or Custodian	Record	Class R-6	7.98%
FBO Plic Various Retirement Plans Omnibus	Beneficial
Des Moines, IA

American Funds Target Date Retirement Series — Page 75

Name and Address	Ownership	Ownership Percentage
Empower Trust Company, LLC.	Record	Class R-6	6.74%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

Charles Schwab & Co., Inc.	Record	Class R-6	5.30%
Special custody account for exclusive benefit of customers
Account 4
San Francisco, CA

American Funds 2010 Target Date Retirement Fund

Name and Address	Ownership	Ownership Percentage
Edward D. Jones & Co.	Record	Class A	15.37%
For the benefit of its customers
St. Louis, MO

Pershing, LLC	Record	Class A	7.92%
Jersey City, NJ		Class C	13.26%
		Class F-2	7.29%

Raymond James	Record	Class C	8.27%
Omnibus for mutual funds house account		Class F-2	5.41%
St. Petersburg, FL

MLPF&S	Record	Class C	7.83%
For the sole benefit of its customers		Class F-1	6.42%
Jacksonville, FL

LPL Financial	Record	Class C	5.70%
Omnibus customer account		Class F-1	9.76%
San Diego, CA		Class F-2	8.89%

Wells Fargo Clearing Services, LLC	Record	Class C	5.03%
Special custody account for the exclusive benefit of customers
St. Louis, MO

Charles Schwab & Co., Inc.	Record	Class F-1	30.96%
Special custody account for exclusive benefit of customers		Class F-2	8.50%
Account 1
San Francisco, CA

National Financial Services, LLC	Record	Class F-1	22.17%
For the exclusive benefit of our customers		Class F-2	28.70%
Omnibus account		Class F-3	7.78%
Jersey City, NJ

Charles Schwab & Co., Inc.	Record	Class F-3	65.35%
Special custody account for exclusive benefit of customers
Account 2
San Francisco, CA

American Funds Target Date Retirement Series — Page 76

Name and Address	Ownership	Ownership Percentage
American Enterprise Investment	Record	Class F-3	18.98%
FBO Account 1
Minneapolis, MN

Matrix Trust Company as agent for	Record	Class R-1	23.66%
Advisor Trust, Inc.	Beneficial
Aspire-Investlink
Denver, CO

CBNA Custodian FBO	Record	Class R-1	19.67%
Triangle Dealers Group Retirement Plan	Beneficial
Utica, NY

Mid Atlantic Trust Company FBO	Record	Class R-1	14.00%
Break the Floor Productions, LL 401K	Beneficial
Pittsburgh, PA

Mid Atlantic Trust Company FBO	Record	Class R-1	11.68%
Naegele, Inc. 401(K) Profit Sharing Plan	Beneficial
Pittsburgh, PA

CBNA Custodian FBO	Record	Class R-1	7.68%
VPH Retirement Plan Savings	Beneficial
Utica, NY

State Street Bank and Trust as Trustee and/or Custodian FBO	Record	Class R-2-E	21.10%
ADP Access Product 401k	Beneficial
Boston, MA

CB&T Trustee	Record	Class R-2-E	7.54%
Epro Services Inc 401(K) Plan	Beneficial
C/O Empower
Greenwood Village, CO

CB&T Trustee	Record	Class R-2-E	6.86%
Rocket Jewelry Box Inc Profit Sharing & 401k Plan	Beneficial
C/O Empower
Greenwood Village, CO

John Hancock Trust Company LLC	Record	Class R-4	19.99%
Boston, MA		Class R-5-E	11.55%

National Financial Services, LLC	Record	Class R-4	6.74%
Account 1	Beneficial	Class R-6	19.68%
Jersey City, NJ

National Financial Services, LLC	Record	Class R-5-E	11.27%
Account 2	Beneficial
Jersey City, NJ

Nationwide Trust Company FSB	Record	Class R-5-E	6.49%
Participating Retirement Plans	Beneficial
C/O IPO Portfolio Accounting
Columbus, OH

American Funds Target Date Retirement Series — Page 77

Name and Address	Ownership	Ownership Percentage
National Financial Services, LLC	Record	Class R-5	15.96%
Account 3	Beneficial
Jersey City, NJ

Harris Harvey Neal & Co.	Record	Class R-5	9.16%
Thrift Savings Plan	Beneficial
Greenwood Village, CO

DCGT	Record	Class R-6	10.15%
For the benefit of various retirement plans
Omnibus account
Des Moines, IA

John Hancock Life Ins Co USA	Record	Class R-6	5.92%
Boston, MA

Empower Trust Company, LLC.	Record	Class R-6	5.28%
Employee Benefits Clients 401K	Beneficial
Greenwood Village, CO

Charles Schwab & Co., Inc.	Record	Class R-6	5.08%
Special custody account for exclusive benefit of customers
Account 3
San Francisco, CA

Because Class T shares are not currently offered to the public, Capital Research and Management Company, the series’ investment adviser, owns 100% of the series‘ outstanding Class T shares.

As of December 1, 2024, the officers and trustees of the series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the series.

Unless otherwise noted, references in this statement of additional information to Class F shares or Class R shares refer to all F share classes or all R share classes, respectively.

American Funds Target Date Retirement Series — Page 78

Investment adviser — Capital Research and Management Company, the series’ investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the series and, therefore, is not subject to registration or regulation as such under the CEA with respect to the series.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — The series is managed by a Target Date Solutions Committee consisting of investment professionals employed by Capital Research and Management Company. The investment professionals managing the series are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, which would include service on the Target Date Solutions Committee and service as a portfolio manager to an underlying fund. They may also receive quantitative bonuses based on the investment results of fund of funds portfolios managed by Capital Research and Management Company. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to the results of comparable peers over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. Members of the Target Date Solutions Committee may also serve as portfolio managers on underlying funds in which the series invests and to that extent, a quantitative component of their bonus is based on their individual portfolio results within those funds. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors. Capital Research and Management Company’s investment analysts supporting the series are also compensated based on the factors described above.

Investment professional fund holdings and other managed accounts — As described below, investment professionals may personally own shares of the funds. In addition, investment professionals may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

American Funds Target Date Retirement Series — Page 79

The following table reflects information as of October 31, 2024:

Investment professional	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which investment professional manages (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) that investment professional manages (assets of PIVs in billions)[2]		Number of other accounts that investment professional manages (assets of other accounts in billions)[2,3]
Michelle J. Black	Over $1,000,000	18	$102.1	1	$22.01	None
David A. Hoag	Over $1,000,000	8	$235.1	4	$23.37	None
Samir Mathur	Over $1,000,000	23	$107.4	1	$22.01	None
Raj Paramaguru	Over $1,000,000	2	$19.7	1	$22.01	None
Wesley K. Phoa	Over $1,000,000	18	$102.1	1	$22.01	None
William L. Robbins	$100,001 – $500,000	7	$233.5	5	$25.02	1,416	$26.87
Jessica C. Spaly	$100,001 – $500,000	4	$258.5	6	$25.32	None
Shannon Ward	$100,001 – $500,000	7	$188.4	8	$25.66	1	$0.28

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the investment professional also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Target Date Retirement Series — Page 80

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the series and the investment adviser will continue in effect until April 30, 2025, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the series for its acts or omissions in the performance of its obligations to the series not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the series’ executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the series’ offices. The series will pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the series’ plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the series; and costs of assembling and storing shareholder account data.

American Funds Target Date Retirement Series — Page 81

Since each fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of a fund's operating expenses and also, indirectly, the operating expenses of the underlying funds in which the fund invests.

The following table provides the annual advisory fee rates for each of the potential underlying funds excluding any waivers or reimbursements as disclosed in each fund’s most recent prospectus.

Underlying American Funds	Annual fee rate
AMCAP Fund	0.30%
American Balanced Fund	0.21
American Funds Emerging Markets Bond Fund	0.46
American Funds Global Balanced Fund	0.43
American Funds Global Insight Fund	0.41
American Funds Inflation Linked Bond Fund	0.25
American Funds Mortgage Fund	0.27
American Funds Multi-Sector Income Fund	0.33
American Funds Strategic Bond Fund	0.27
American High-Income Trust	0.28
American Mutual Fund	0.23
The Bond Fund of America	0.20
Capital Income Builder	0.23
Capital World Bond Fund	0.43
Capital World Growth and Income Fund	0.37
EuroPacific Growth Fund	0.42
Fundamental Investors	0.24
The Growth Fund of America	0.26
The Income Fund of America	0.23
Intermediate Bond Fund of America	0.24
International Growth and Income Fund	0.48
The Investment Company of America	0.23
The New Economy Fund	0.37
New Perspective Fund	0.37
New World Fund	0.51
Short-Term Bond Fund of America	0.25
SMALLCAP World Fund	0.60
U.S. Government Securities Fund	0.25
Washington Mutual Investors Fund	0.22

American Funds Target Date Retirement Series — Page 82

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of each fund’s Class A, C, T, F and R shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the series and the investment adviser relating to each fund’s Class A, C, T, F and R shares. The Administrative Agreement will continue in effect until April 30, 2025, unless sooner terminated or renewed. It may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the series’ board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The series may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). The funds are not assessed an administrative services fee for the administrative services provided to the series. However, the investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets from the R-6 shares of the underlying funds (which could be increased as described in the current prospectus of the applicable underlying funds) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the series’ shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues from sales of the funds’ shares as follows:

· For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C shares, the Principal Underwriter receives any contingent deferred sales charge that may apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and financial professionals upon the sale of Class C shares. The fund also reimburses the Principal Underwriter for service fees paid on a quarterly basis to intermediaries, such as qualified dealers or financial professionals, in connection with investments in Class T, F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Funds Target Date Retirement Series — Page 83

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2070 Target Date Retirement Fund	Class A	2024	$17,000	$79,000
	Class C	2024	—	1,000
American Funds 2065 Target Date Retirement Fund	Class A	2024	743,000	3,169,000
		2023	552,000	2,508,000
		2022	385,000	1,805,000
	Class C	2024	—	98,000
		2023	—	74,000
		2022	—	51,000
American Funds 2060 Target Date Retirement Fund	Class A	2024	1,250,000	5,356,000
		2023	1,248,000	5,520,000
		2022	1,140,000	5,224,000
	Class C	2024	38,000	184,000
		2023	6,000	193,000
		2022	—	192,000
American Funds 2055 Target Date Retirement Fund	Class A	2024	1,421,000	6,023,000
		2023	1,438,000	6,295,000
		2022	1,397,000	6,279,000
	Class C	2024	34,000	176,000
		2023	6,000	188,000
		2022	—	186,000
American Funds 2050 Target Date Retirement Fund	Class A	2024	1,628,000	6,673,000
		2023	1,690,000	7,132,000
		2022	1,711,000	7,429,000
	Class C	2024	39,000	249,000
		2023	26,000	246,000
		2022	2,000	271,000
American Funds 2045 Target Date Retirement Fund	Class A	2024	1,679,000	6,710,000
		2023	1,685,000	6,939,000
		2022	1,689,000	7,274,000
	Class C	2024	38,000	225,000
		2023	26,000	246,000
		2022	—	275,000

American Funds Target Date Retirement Series — Page 84

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2040 Target Date Retirement Fund	Class A	2024	$1,692,000	$6,757,000
		2023	1,656,000	6,808,000
		2022	1,704,000	7,174,000
	Class C	2024	47,000	241,000
		2023	22,000	258,000
		2022	16,000	279,000
American Funds 2035 Target Date Retirement Fund	Class A	2024	1,707,000	6,745,000
		2023	1,672,000	6,673,000
		2022	1,748,000	7,178,000
	Class C	2024	33,000	292,000
		2023	29,000	256,000
		2022	40,000	303,000
American Funds 2030 Target Date Retirement Fund	Class A	2024	1,485,000	5,623,000
		2023	1,542,000	6,106,000
		2022	1,691,000	6,787,000
	Class C	2024	58,000	273,000
		2023	35,000	288,000
		2022	44,000	348,000
American Funds 2025 Target Date Retirement Fund	Class A	2024	845,000	3,175,000
		2023	985,000	3,742,000
		2022	1,208,000	4,795,000
	Class C	2024	43,000	165,000
		2023	31,000	213,000
		2022	63,000	278,000
American Funds 2020 Target Date Retirement Fund	Class A	2024	248,000	907,000
		2023	313,000	1,173,000
		2022	450,000	1,722,000
	Class C	2024	16,000	59,000
		2023	11,000	88,000
		2022	54,000	133,000
American Funds 2015 Target Date Retirement Fund	Class A	2024	77,000	301,000
		2023	83,000	318,000
		2022	111,000	422,000
	Class C	2024	6,000	11,000
		2023	3,000	18,000
		2022	7,000	28,000

American Funds Target Date Retirement Series — Page 85

Fund		Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
American Funds 2010 Target Date Retirement Fund	Class A	2024	$38,000	$153,000
		2023	55,000	211,000
		2022	73,000	297,000
	Class C	2024	1,000	16,000
		2023	6,000	17,000
		2022	21,000	32,000

American Funds Target Date Retirement Series — Page 86

Plans of distribution — The series has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the series to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the series’ board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the series. As the series has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of each fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the funds.” Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

Class A — For Class A shares, up to .25% of the series’ average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The series may annually expend up to .30% for Class A shares under the Plan.

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the series to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T — For Class T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of: up to .25% of the fund’s average daily net assets attributable to Class T shares for paying service-related expenses.

American Funds Target Date Retirement Series — Page 87

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the series’ average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The series may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A or C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2024 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2070 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	$3,000 —* — — —* 6,000 —* 5,000 —*	$—* —* — — —* 2,000 —* 2,000 —*
American Funds 2065 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	766,000 211,000 — 9,000 11,000 1,166,000 107,000 952,000 292,000	76,000 25,000 — 1,000 1,000 126,000 20,000 112,000 39,000

American Funds Target Date Retirement Series — Page 88

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2060 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	$2,600,000 985,000 — 93,000 92,000 3,067,000 568,000 3,054,000 1,408,000	$233,000 126,000 — 8,000 9,000 314,000 79,000 324,000 160,000
American Funds 2055 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	3,884,000 1,125,000 — 158,000 132,000 5,131,000 943,000 5,135,000 2,639,000	345,000 158,000 — 15,000 13,000 544,000 129,000 576,000 299,000
American Funds 2050 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	5,722,000 1,626,000 — 233,000 208,000 7,237,000 1,371,000 7,717,000 3,692,000	516,000 224,000 — 22,000 22,000 805,000 190,000 828,000 407,000
American Funds 2045 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	6,330,000 1,651,000 — 278,000 316,000 9,025,000 1,662,000 8,721,000 4,170,000	559,000 231,000 — 28,000 32,000 963,000 238,000 999,000 473,000
American Funds 2040 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	8,045,000 1,896,000 — 447,000 387,000 10,450,000 1,934,000 10,494,000 5,153,000	714,000 244,000 — 43,000 36,000 1,110,000 276,000 1,178,000 573,000
American Funds 2035 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	9,260,000 2,131,000 — 534,000 399,000 11,915,000 2,316,000 12,186,000 5,832,000	746,000 278,000 — 50,000 41,000 1,256,000 348,000 1,436,000 653,000

American Funds Target Date Retirement Series — Page 89

Fund		12b-1 expenses	12b-1 unpaid liability outstanding
American Funds 2030 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	$10,900,000 2,345,000 — 439,000 482,000 11,123,000 2,564,000 12,829,000 6,405,000	$911,000 297,000 — 43,000 48,000 1,199,000 384,000 1,488,000 697,000
American Funds 2025 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	9,267,000 1,868,000 — 244,000 241,000 8,106,000 1,836,000 8,935,000 4,446,000	710,000 230,000 — 24,000 22,000 867,000 263,000 1,030,000 479,000
American Funds 2020 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	5,448,000 1,057,000 — 109,000 75,000 3,499,000 859,000 4,041,000 2,272,000	455,000 100,000 — 10,000 10,000 400,000 122,000 500,000 256,000
American Funds 2015 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	2,055,000 238,000 — 30,000 59,000 1,087,000 292,000 1,361,000 559,000	164,000 26,000 — 3,000 4,000 155,000 44,000 173,000 64,000
American Funds 2010 Target Date Retirement Fund	Class A Class C Class T Class F-1 Class R-1 Class R-2 Class R-2E Class R-3 Class R-4	1,295,000 189,000 — 24,000 26,000 583,000 252,000 885,000 535,000	100,000 16,000 — 2,000 2,000 73,000 36,000 124,000 56,000

American Funds Target Date Retirement Series — Page 90

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the series who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the series are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the series and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the series benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the series’ 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the funds or need assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421-4120 for assistance.

American Funds Target Date Retirement Series — Page 91

Other compensation to dealers — As of March 31, 2024, the top dealers (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation (as described in the prospectus) include:

Osaic
American Portfolios Advisors, Inc.

American Portfolios Financial Services, Inc.

Ladenburg Thalmann & Co Inc.
Osaic Institutions, Inc.
Osaic Wealth, Inc.

Securities America, Inc.
Triad Advisors LLC

Woodbury Financial Services, Inc.
Ameriprise
Ameriprise Financial Services LLC
Ameriprise Financial Services, Inc.
Atria Wealth Solutions
Cadaret, Grant & Co., Inc.
CUSO Financial Services, L.P.

Grove Point Investments LLC

NEXT Financial Group, Inc.
SCF Securities, Inc.
Sorrento Pacific Financial, LLC
Western International Securities, Inc.
Avantax Investment Services, Inc.
Cambridge

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.
Cetera Financial Group
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab Network
Charles Schwab & Co., Inc.
Charles Schwab Trust Bank
Commonwealth
Commonwealth Financial Network
Edward Jones
Equitable Advisors
Equitable Advisors LLC
Fidelity
Fidelity Investments
Fidelity Retirement Network
National Financial Services LLC
J.P. Morgan Chase Banc One
J.P. Morgan Securities LLC
JP Morgan Chase Bank, N.A.
Janney Montgomery Scott
Janney Montgomery Scott LLC

Kestra

Kestra Investment Services LLC

American Funds Target Date Retirement Series — Page 92

Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial LLC
Private Advisor Group, LLC
Merrill
Bank of America Private Bank
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MML Investors Services
MML Distributors LLC
MML Investors Services, LLC

Morgan Stanley Wealth Management
Northwestern Mutual
Northwestern Mutual Investment Services, LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC
RBC Capital Markets LLC
Robert W. Baird
Robert W. Baird & Co, Incorporated
Stifel, Nicolaus & Co

Stifel, Nicolaus & Company, Incorporated
UBS
UBS Financial Services, Inc.

Wells Fargo Network
Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors LLC

Wells Fargo Bank, N.A.
Wells Fargo Clearing Services LLC

Wells Fargo Community Bank Advisors

Wells Fargo Securities, LLC

American Funds Target Date Retirement Series — Page 93

Execution of portfolio transactions

The series does not incur any brokerage commissions for purchasing shares of the underlying funds. However, the series may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities for the funds. Portfolio transactions for the series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

For information regarding the policies with respect to the execution of portfolio transactions of the underlying funds, please see the statement of additional information for each underlying fund.

American Funds Target Date Retirement Series — Page 94

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website by the 10th day after such calendar month. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar month. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. The investment adviser may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

American Funds Target Date Retirement Series — Page 95

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

American Funds Target Date Retirement Series — Page 96

Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the series or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to a fund in the series or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing and redeeming shares of each fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of each fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining each fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King Jr. Day; Presidents' Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of each fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the series after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the series. For more information about how to purchase through your intermediary, contact your intermediary directly.

As noted in the prospectus, the principal assets of the funds consist of investments in the underlying funds. These investments are reflected in the net assets of each fund on the day of the investment. All portfolio securities of the funds are valued, and the net asset values per share for each share class are determined, as indicated below.

American Funds Target Date Retirement Series — Page 97

Underlying funds are priced based on the net asset value of each underlying fund, calculated as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the series’ board. Subject to board oversight, each underlying fund’s board has designated the series' investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the series’ investment adviser. The board receives periodic reports describing fair-valued securities and the valuation methods used.

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

American Funds Target Date Retirement Series — Page 98

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

American Funds Target Date Retirement Series — Page 99

Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — Each fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, each fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing each fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should each fund fail to qualify under Subchapter M, each fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by each fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, each fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders. In the event the fund's distribution of net investment income exceeds its earnings and profits for tax purposes, a portion of such distribution may be classified as return of capital. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost basis is zero, returns of capital distributions are treated as capital gains.

Each fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

Each fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital

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loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by each fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Certain distributions reported by each fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends through 2025. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Foreign tax credit — By meeting certain requirements of the Code, a fund is permitted to pass through to shareholders the foreign taxes on earnings from investments outside the United States held by the underlying funds. Shareholders may claim a credit or deduction for their share of foreign taxes distributed by a fund that passes through the foreign tax credit.

Tax consequences of investing in derivatives — An underlying fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to such an underlying fund, accelerate the underlying fund’s income, alter the holding period of certain securities or change the classification of

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capital gains. These tax rules may therefore impact the amount, timing and character of underlying fund distributions.

Discount — Certain bonds acquired by the fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as tax exempt income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the fund may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a fund at a constant rate over the time remaining to the bond’s maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain. Some of the bonds acquired by a fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and is thus included in a fund’s investment company taxable income, will depend upon which of the permitted accrual methods the fund elects.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and

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estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — The fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F shares may also generally be exchanged without a sales charge for the corresponding 529 share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

American Funds Target Date Retirement Series — Page 106

processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class A shares in the month of the 8-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, all transactions in fund shares are subject to the series’ and Capital Client Group, Inc.’s right to restrict potentially abusive trading.

Potentially abusive activity — In addition to reserving the right to restrict potentially abusive trading, American Funds Service Company will monitor for the types of activity that could potentially be harmful to American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

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Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in American Funds Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in American Funds Class A or C shares and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by Capital Client Group, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

In addition, American Funds Class A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A shares before Class F-2 shares were made available under this privilege.

Class F-2 purchases

If requested, American Funds Class F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 is established under this privilege, additional investments can be made in Class F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Investors may not move investments from a Capital Bank & Trust Company SIMPLE IRA Plus to a Capital Bank & Trust Company SIMPLE IRA unless it is part of a plan transfer or to a current employer’s Capital Bank & Trust Company SIMPLE IRA plan.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales

American Funds Target Date Retirement Series — Page 110

charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the series under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

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Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by Capital Client Group, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

American Funds Target Date Retirement Series — Page 113

customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

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If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts in accordance with IRS regulations.

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on American Funds Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

American Funds Target Date Retirement Series — Page 115

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally seven business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

American Funds Target Date Retirement Series — Page 116

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in this prospectus and statement of additional information may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Funds Target Date Retirement Series — Page 117

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your financial professional or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction or redeem or exchange shares by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com. Redemptions and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the series, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may

American Funds Target Date Retirement Series — Page 118

also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the series may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the series by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Redemption of shares — The series’ declaration of the trust permits the series to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the series’ current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the series may from time to time adopt.

While payment of redemptions normally will be in cash, the series’ declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the series’ board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders of one or more funds in the series.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Funds Target Date Retirement Series — Page 119

General information

Custodian of assets — Shares of underlying funds owned by all funds are recorded only on the books of the funds' transfer agent, American Funds Service Company. Other securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of such other securities in the funds’ portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the funds hold securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the series and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

American Funds Target Date Retirement Series — Page 120

During the 2024 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties were:

	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds 2070 Target Date Retirement Fund	$1,000	$—*	$—*	$—*	$—*	$—*
American Funds 2065 Target Date Retirement Fund	260,000	19,000	—*	4,000	17,000	—*
American Funds 2060 Target Date Retirement Fund	921,000	90,000	—*	44,000	69,000	—*
American Funds 2055 Target Date Retirement Fund	1,416,000	103,000	—*	73,000	81,000	—*
American Funds 2050 Target Date Retirement Fund	2,127,000	149,000	—*	108,000	120,000	—*
American Funds 2045 Target Date Retirement Fund	2,336,000	152,000	—*	129,000	152,000	—*
American Funds 2040 Target Date Retirement Fund	2,959,000	173,000	—*	207,000	196,000	1,000
American Funds 2035 Target Date Retirement Fund	3,387,000	195,000	—*	250,000	241,000	1,000
American Funds 2030 Target Date Retirement Fund	3,909,000	214,000	—*	205,000	319,000	1,000
American Funds 2025 Target Date Retirement Fund	3,423,000	171,000	—*	116,000	239,000	1,000
American Funds 2020 Target Date Retirement Fund	2,022,000	96,000	—*	52,000	132,000	1,000
American Funds 2015 Target Date Retirement Fund	745,000	22,000	—*	14,000	46,000	—*
American Funds 2010 Target Date Retirement Fund	478,000	17,000	—*	12,000	39,000	—*

* Amount less than $1,000.

American Funds Target Date Retirement Series — Page 121

	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds 2070 Target Date Retirement Fund	—*	$2,000	—*	$2,000	—*	$1,000	—*	—*
American Funds 2065 Target Date Retirement Fund	1,000	535,000	35,000	280,000	115,000	155,000	20,000	37,000
American Funds 2060 Target Date Retirement Fund	9,000	1,412,000	188,000	907,000	559,000	532,000	72,000	185,000
American Funds 2055 Target Date Retirement Fund	13,000	2,361,000	314,000	1,525,000	1,051,000	842,000	150,000	322,000
American Funds 2050 Target Date Retirement Fund	20,000	3,331,000	458,000	2,300,000	1,475,000	1,266,000	196,000	465,000
American Funds 2045 Target Date Retirement Fund	31,000	4,161,000	555,000	2,591,000	1,665,000	1,468,000	220,000	516,000
American Funds 2040 Target Date Retirement Fund	38,000	4,819,000	647,000	3,126,000	2,060,000	1,785,000	249,000	616,000
American Funds 2035 Target Date Retirement Fund	39,000	5,497,000	775,000	3,629,000	2,334,000	1,800,000	318,000	667,000
American Funds 2030 Target Date Retirement Fund	48,000	5,139,000	860,000	3,830,000	2,570,000	1,914,000	322,000	696,000
American Funds 2025 Target Date Retirement Fund	24,000	3,754,000	619,000	2,676,000	1,794,000	1,381,000	226,000	482,000
American Funds 2020 Target Date Retirement Fund	8,000	1,623,000	291,000	1,214,000	918,000	666,000	107,000	225,000
American Funds 2015 Target Date Retirement Fund	6,000	504,000	99,000	409,000	226,000	168,000	37,000	69,000
American Funds 2010 Target Date Retirement Fund	3,000	271,000	85,000	267,000	216,000	141,000	26,000	57,000

* Amount less than $1,000.

American Funds Target Date Retirement Series — Page 122

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the series’ independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements and financial highlights of the series included in this statement of additional information that are from the series' Form N-CSR for the most recent fiscal year have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the series’ independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110-1726, serves as independent legal counsel (“counsel”) for the series and for independent trustees in their capacities as such. A determination with respect to the independence of the series’ counsel will be made at least annually by the independent trustees of the series, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The series’ fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the series’ expenses, key statistics, holdings information and investment results (annual report only). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access each fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The series’ annual financial statements are audited by the series’ independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for each fund. In an effort to reduce the volume of mail shareholders receive from the series when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The series and Capital Research and Management Company and its affiliated companies, including the series’ Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the series may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Target Date Retirement Series — Page 123

American Funds 2070 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.84
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$11.50

American Funds 2065 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$17.64
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$18.72

American Funds 2060 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$18.12
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$19.23

American Funds 2055 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$26.68
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$28.31

American Funds Target Date Retirement Series — Page 124

American Funds 2050 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$21.24
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$22.54

American Funds 2045 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$21.58
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$22.90

American Funds 2040 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$20.96
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$22.24

American Funds 2035 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$19.63
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$20.83

American Funds Target Date Retirement Series — Page 125

American Funds 2030 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$17.79
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$18.88

American Funds 2025 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$15.89
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$16.86

American Funds 2020 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$14.12
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$14.98

American Funds 2015 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.89
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$13.68

American Funds Target Date Retirement Series — Page 126

American Funds 2010 Target Date Retirement Fund

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2024

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$12.22
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$12.97

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The series’ financial statements, including the investment portfolio and the report of the series’ independent registered public accounting firm contained in the series’ Form N-CSR, are included in this statement of additional information.

American Funds Target Date Retirement Series — Page 127

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	337	43037	437	637	737
American Funds® Global Insight Fund	30122	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	33123	43123	34123	36123	37123
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income Fund	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors Fund	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund ®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds® U.S. Government Money Market Fund	059	359	43059	459	659	759

American Funds Target Date Retirement Series — Page 128

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EuroPacific Growth Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059
American Funds Target Date Retirement Series — Page 129

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Target Date Retirement Series — Page 130

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	43187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

American Funds Target Date Retirement Series — Page 131

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds® 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Target Date Retirement Series — Page 132

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	46144	14144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

American Funds Target Date Retirement Series — Page 133

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Target Date Retirement Series — Page 134

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Target Date Retirement Series — Page 135

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Target Date Retirement Series — Page 136

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Target Date Retirement Series — Page 137

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

American Funds Target Date Retirement Series — Page 138

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Target Date Retirement Series — Page 139

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Target Date Retirement Series — Page 140

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

American Funds Target Date Retirement Series — Page 141

Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2070.

Growth funds 48%	Shares	Value (000)
New Perspective Fund, Class R-6	39,657	$2,557
SMALLCAP World Fund, Inc., Class R-6	35,793	2,557
The Growth Fund of America, Class R-6	23,070	1,790
AMCAP Fund, Class R-6	39,891	1,789
New World Fund, Inc., Class R-6	21,760	1,789
The New Economy Fund, Class R-6	19,441	1,278
EuroPacific Growth Fund, Class R-6	8,822	511
		12,271
Growth-and-income funds 37%
Fundamental Investors, Class R-6	27,029	2,301
Capital World Growth and Income Fund, Class R-6	31,281	2,109
Washington Mutual Investors Fund, Class R-6	32,119	2,045
The Investment Company of America, Class R-6	29,634	1,789
American Mutual Fund, Class R-6	21,814	1,278
		9,522
Balanced funds 9%
American Balanced Fund, Class R-6	42,651	1,532
American Funds Global Balanced Fund, Class R-6	19,758	765
		2,297
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	108,355	1,288
American Funds Emerging Markets Bond Fund, Class R-6	24,881	194
		1,482
Total investment securities 100% (cost: $25,302,000)		25,572
Other assets less liabilities 0%		(9)
Net assets 100%		$25,563

1	American Funds Target Date Retirement Series

American Funds 2070 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 48%
New Perspective Fund, Class R-6	$—	$2,626	$84	$(1)	$16	$2,557	$—	$—
SMALLCAP World Fund, Inc., Class R-6	—	2,625	75	(1)	8	2,557	—	—
The Growth Fund of America, Class R-6	—	1,804	60	(1)	47	1,790	—	—
AMCAP Fund, Class R-6	—	1,827	58	(1)	21	1,789	—	2
New World Fund, Inc., Class R-6	—	1,844	56	(1)	2	1,789	—	—
The New Economy Fund, Class R-6	—	1,297	44	(1)	26	1,278	—	—
EuroPacific Growth Fund, Class R-6	—	534	17	— [2]	(6)	511	— [2]	— [2]
						12,271
Growth-and-income funds 37%
Fundamental Investors, Class R-6	—	2,325	73	(1)	50	2,301	4	1
Capital World Growth and Income Fund, Class R-6	—	2,167	69	— [2]	11	2,109	5	—
Washington Mutual Investors Fund, Class R-6	—	2,077	61	— [2]	29	2,045	5	4
The Investment Company of America, Class R-6	—	1,805	56	— [2]	40	1,789	4	— [2]
American Mutual Fund, Class R-6	—	1,287	37	— [2]	28	1,278	4	—
						9,522
Balanced funds 9%
American Balanced Fund, Class R-6	—	1,559	45	— [2]	18	1,532	4	—
American Funds Global Balanced Fund, Class R-6	—	801	36	— [2]	— [2]	765	3	—
						2,297
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	—	1,345	40	— [2]	(17)	1,288	11	—
American Funds Emerging Markets Bond Fund, Class R-6	—	202	5	— [2]	(3)	194	3	—
						1,482
Total 100%				$(7)	$270	$25,572	$43	$7

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]	Amount less than one thousand.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	2

American Funds 2065 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2065.

Growth funds 48%	Shares	Value (000)
SMALLCAP World Fund, Inc., Class R-6	5,122,703	$365,915
New Perspective Fund, Class R-6	5,670,830	365,598
AMCAP Fund, Class R-6	5,702,363	255,808
New World Fund, Inc., Class R-6	3,110,506	255,808
The Growth Fund of America, Class R-6	3,297,770	255,808
The New Economy Fund, Class R-6	2,777,828	182,615
EuroPacific Growth Fund, Class R-6	1,258,626	72,887
		1,754,439
Growth-and-income funds 37%
Fundamental Investors, Class R-6	3,859,287	328,502
Capital World Growth and Income Fund, Class R-6	4,465,365	301,055
Washington Mutual Investors Fund, Class R-6	4,591,845	292,363
The Investment Company of America, Class R-6	4,231,667	255,508
American Mutual Fund, Class R-6	3,134,086	183,595
		1,361,023
Balanced funds 9%
American Balanced Fund, Class R-6	6,129,392	220,168
American Funds Global Balanced Fund, Class R-6	2,844,091	110,208
		330,376
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	15,631,538	185,859
American Funds Emerging Markets Bond Fund, Class R-6	3,596,656	27,982
		213,841
Total investment securities 100% (cost: $3,236,596,000)		3,659,679
Other assets less liabilities 0%		(472)
Net assets 100%		$3,659,207

3	American Funds Target Date Retirement Series

American Funds 2065 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 48%
SMALLCAP World Fund, Inc., Class R-6	$168,557	$156,871	$4,819	$275	$45,031	$365,915	$2,016	$—
New Perspective Fund, Class R-6	168,505	145,765	2,418	415	53,331	365,598	2,438	8,592
AMCAP Fund, Class R-6	118,098	95,762	1,702	309	43,341	255,808	804	7,559
New World Fund, Inc., Class R-6	67,333	167,519	1,635	210	22,381	255,808	1,331	977
The Growth Fund of America, Class R-6	117,919	88,231	1,629	342	50,945	255,808	1,195	9,100
The New Economy Fund, Class R-6	84,207	63,910	1,325	194	35,629	182,615	556	3,632
EuroPacific Growth Fund, Class R-6	33,609	33,774	551	60	5,995	72,887	906	1,894
						1,754,439
Growth-and-income funds 37%
Fundamental Investors, Class R-6	151,590	118,409	2,034	417	60,120	328,502	3,272	8,266
Capital World Growth and Income Fund, Class R-6	151,589	121,123	16,363	(81)	44,787	301,055	4,729	2,835
Washington Mutual Investors Fund, Class R-6	134,721	122,828	2,210	356	36,668	292,363	3,972	13,885
The Investment Company of America, Class R-6	118,046	90,953	1,848	398	47,959	255,508	2,987	5,706
American Mutual Fund, Class R-6	84,249	73,259	1,399	225	27,261	183,595	3,043	1,608
						1,361,023
Balanced funds 9%
American Balanced Fund, Class R-6	100,894	90,282	935	191	29,736	220,168	3,929	—
American Funds Global Balanced Fund, Class R-6	100,886	67,775	76,977	(794)	19,318	110,208	2,528	—
						330,376
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	86,002	97,244	704	36	3,281	185,859	6,294	—
American Funds Emerging Markets Bond Fund, Class R-6	—	28,128	90	1	(57)	27,982	956	—
						213,841
Total 100%				$2,554	$525,726	$3,659,679	$40,956	$64,054

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	4

American Funds 2060 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2060.

Growth funds 48%	Shares	Value (000)
New Perspective Fund, Class R-6	22,130,210	$1,426,736
SMALLCAP World Fund, Inc., Class R-6	19,973,886	1,426,734
The Growth Fund of America, Class R-6	13,038,341	1,011,384
AMCAP Fund, Class R-6	22,236,440	997,527
New World Fund, Inc., Class R-6	12,129,459	997,527
The New Economy Fund, Class R-6	10,868,199	714,475
EuroPacific Growth Fund, Class R-6	4,872,735	282,180
		6,856,563
Growth-and-income funds 37%
Fundamental Investors, Class R-6	15,101,592	1,285,448
Capital World Growth and Income Fund, Class R-6	17,459,692	1,177,132
Washington Mutual Investors Fund, Class R-6	17,955,967	1,143,256
The Investment Company of America, Class R-6	16,554,306	999,549
American Mutual Fund, Class R-6	12,233,566	716,642
		5,322,027
Balanced funds 9%
American Balanced Fund, Class R-6	23,995,819	861,930
American Funds Global Balanced Fund, Class R-6	11,104,876	430,314
		1,292,244
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	61,131,202	726,850
American Funds Emerging Markets Bond Fund, Class R-6	14,042,256	109,249
		836,099
Total investment securities 100% (cost: $12,115,509,000)		14,306,933
Other assets less liabilities 0%		(1,237)
Net assets 100%		$14,305,696

5	American Funds Target Date Retirement Series

American Funds 2060 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 48%
New Perspective Fund, Class R-6	$900,114	$284,254	$11,053	$4,326	$249,095	$1,426,736	$12,569	$44,297
SMALLCAP World Fund, Inc., Class R-6	901,277	333,946	33,074	(126)	224,711	1,426,734	10,463	—
The Growth Fund of America, Class R-6	629,704	150,740	7,830	3,215	235,555	1,011,384	6,174	47,025
AMCAP Fund, Class R-6	631,120	163,892	7,821	2,755	207,581	997,527	4,150	35,829
New World Fund, Inc., Class R-6	359,135	542,257	7,256	1,974	101,417	997,527	6,843	5,023
The New Economy Fund, Class R-6	449,544	103,353	5,598	2,151	165,025	714,475	2,870	18,733
EuroPacific Growth Fund, Class R-6	178,683	75,063	2,168	529	30,073	282,180	4,424	8,757
						6,856,563
Growth-and-income funds 37%
Fundamental Investors, Class R-6	808,635	214,424	20,187	4,650	277,926	1,285,448	14,888	41,314
Capital World Growth and Income Fund, Class R-6	808,657	236,829	83,339	1,915	213,070	1,177,132	21,453	14,678
Washington Mutual Investors Fund, Class R-6	718,663	265,162	16,892	3,744	172,579	1,143,256	17,981	62,902
The Investment Company of America, Class R-6	629,964	159,174	14,260	4,405	220,266	999,549	13,559	28,828
American Mutual Fund, Class R-6	452,272	145,394	7,815	2,211	124,580	716,642	13,943	8,325
						5,322,027
Balanced funds 9%
American Balanced Fund, Class R-6	540,462	190,404	10,134	1,767	139,431	861,930	18,476	—
American Funds Global Balanced Fund, Class R-6	545,240	152,851	360,455	(5,671)	98,349	430,314	11,324	—
						1,292,244
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	462,847	260,710	15,836	(2,080)	21,209	726,850	27,881	—
American Funds Emerging Markets Bond Fund, Class R-6	—	109,760	478	5	(38)	109,249	4,005	—
						836,099
Total 100%				$25,770	$2,480,829	$14,306,933	$191,003	$315,711

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	6

American Funds 2055 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2055.

Growth funds 48%	Shares	Value (000)
New Perspective Fund, Class R-6	32,849,354	$2,117,798
SMALLCAP World Fund, Inc., Class R-6	29,648,577	2,117,798
The Growth Fund of America, Class R-6	21,810,073	1,691,807
AMCAP Fund, Class R-6	36,822,802	1,651,871
New World Fund, Inc., Class R-6	20,022,358	1,646,639
The New Economy Fund, Class R-6	18,182,529	1,195,319
American Funds Global Insight Fund, Class R-6	19,331,250	460,084
EuroPacific Growth Fund, Class R-6	7,944,807	460,084
		11,341,400
Growth-and-income funds 37%
Fundamental Investors, Class R-6	25,078,164	2,134,653
Capital World Growth and Income Fund, Class R-6	28,741,431	1,937,747
Washington Mutual Investors Fund, Class R-6	29,785,176	1,896,422
The Investment Company of America, Class R-6	23,603,933	1,425,206
American Mutual Fund, Class R-6	24,266,391	1,421,525
		8,815,553
Balanced funds 9%
American Balanced Fund, Class R-6	39,710,197	1,426,391
American Funds Global Balanced Fund, Class R-6	18,417,062	713,661
		2,140,052
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	101,237,399	1,203,713
American Funds Emerging Markets Bond Fund, Class R-6	23,253,555	180,912
		1,384,625
Total investment securities 100% (cost: $19,533,374,000)		23,681,630
Other assets less liabilities 0%		(2,461)
Net assets 100%		$23,679,169

7	American Funds Target Date Retirement Series

American Funds 2055 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 48%
New Perspective Fund, Class R-6	$1,466,773	$269,170	$20,063	$8,505	$393,413	$2,117,798	$20,192	$71,161
SMALLCAP World Fund, Inc., Class R-6	1,471,080	316,264	28,633	4,800	354,287	2,117,798	16,963	—
The Growth Fund of America, Class R-6	1,117,473	181,652	19,571	6,730	405,523	1,691,807	10,929	83,239
AMCAP Fund, Class R-6	1,119,966	191,839	25,169	4,556	360,679	1,651,871	7,362	62,324
New World Fund, Inc., Class R-6	635,638	856,905	24,297	3,119	175,274	1,646,639	11,884	8,723
The New Economy Fund, Class R-6	797,836	134,905	26,482	4,366	284,694	1,195,319	4,997	32,622
American Funds Global Insight Fund, Class R-6	253,055	143,305	3,849	955	66,618	460,084	4,337	—
EuroPacific Growth Fund, Class R-6	316,974	93,391	4,326	1,159	52,886	460,084	7,588	14,970
						11,341,400
Growth-and-income funds 37%
Fundamental Investors, Class R-6	1,427,475	261,496	42,357	9,555	478,484	2,134,653	25,529	72,048
Capital World Growth and Income Fund, Class R-6	1,430,517	274,827	140,531	5,810	367,124	1,937,747	36,766	25,744
Washington Mutual Investors Fund, Class R-6	1,278,146	345,337	32,975	7,473	298,441	1,896,422	30,794	107,746
The Investment Company of America, Class R-6	994,155	123,834	33,465	8,253	332,429	1,425,206	20,348	44,512
American Mutual Fund, Class R-6	931,729	250,232	17,054	5,456	251,162	1,421,525	28,131	16,938
						8,815,553
Balanced funds 9%
American Balanced Fund, Class R-6	961,431	237,015	16,512	3,702	240,755	1,426,391	31,894	—
American Funds Global Balanced Fund, Class R-6	965,294	200,299	614,013	(8,631)	170,712	713,661	19,338	—
						2,140,052
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	820,613	382,984	34,085	(3,792)	37,993	1,203,713	47,572	—
American Funds Emerging Markets Bond Fund, Class R-6	—	181,811	998	12	87	180,912	6,735	—
						1,384,625
Total 100%				$62,028	$4,270,561	$23,681,630	$331,359	$540,027

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	8

American Funds 2050 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2050.

Growth funds 45%	Shares	Value (000)
New Perspective Fund, Class R-6	46,522,808	$2,999,326
SMALLCAP World Fund, Inc., Class R-6	37,405,577	2,671,880
The Growth Fund of America, Class R-6	31,022,210	2,406,393
AMCAP Fund, Class R-6	52,535,285	2,356,733
New World Fund, Inc., Class R-6	22,038,320	1,812,431
The New Economy Fund, Class R-6	20,944,575	1,376,896
American Funds Global Insight Fund, Class R-6	41,258,059	981,942
EuroPacific Growth Fund, Class R-6	11,214,693	649,443
		15,255,044
Growth-and-income funds 35%
Washington Mutual Investors Fund, Class R-6	42,382,340	2,698,484
Fundamental Investors, Class R-6	31,603,840	2,690,119
Capital World Growth and Income Fund, Class R-6	36,115,758	2,434,924
American Mutual Fund, Class R-6	40,318,252	2,361,843
The Investment Company of America, Class R-6	27,944,420	1,687,284
		11,872,654
Equity-income funds 4%
The Income Fund of America, Class R-6	26,078,976	670,751
Capital Income Builder, Class R-6	9,253,599	669,961
		1,340,712
Balanced funds 10%
American Balanced Fund, Class R-6	64,156,245	2,304,492
American Funds Global Balanced Fund, Class R-6	23,197,827	898,916
		3,203,408
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	143,097,044	1,701,424
American Funds Emerging Markets Bond Fund, Class R-6	32,110,337	249,818
		1,951,242
Total investment securities 100% (cost: $27,123,847,000)		33,623,060
Other assets less liabilities 0%		(3,588)
Net assets 100%		$33,619,472

9	American Funds Target Date Retirement Series

American Funds 2050 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 45%
New Perspective Fund, Class R-6	$2,113,002	$338,779	$29,199	$14,532	$562,212	$2,999,326	$29,087	$102,509
SMALLCAP World Fund, Inc., Class R-6	1,930,444	355,381	83,527	(2,817)	472,399	2,671,880	22,317	—
The Growth Fund of America, Class R-6	1,647,056	196,922	38,167	12,675	587,907	2,406,393	16,111	122,712
AMCAP Fund, Class R-6	1,648,906	208,610	34,777	10,274	523,720	2,356,733	10,860	90,819
New World Fund, Inc., Class R-6	755,019	884,124	31,749	3,658	201,379	1,812,431	13,801	10,130
The New Economy Fund, Class R-6	1,003,550	61,281	37,711	7,978	341,798	1,376,896	6,286	41,033
American Funds Global Insight Fund, Class R-6	652,566	171,614	9,182	2,249	164,695	981,942	11,289	—
EuroPacific Growth Fund, Class R-6	464,009	112,520	6,322	1,954	77,282	649,443	11,083	21,687
						15,255,044
Growth-and-income funds 35%
Washington Mutual Investors Fund, Class R-6	1,899,040	401,186	47,952	13,205	433,005	2,698,484	44,577	155,899
Fundamental Investors, Class R-6	1,938,250	200,171	92,496	17,176	627,018	2,690,119	33,506	96,266
Capital World Growth and Income Fund, Class R-6	1,938,371	228,152	222,077	4,743	485,735	2,434,924	47,687	34,587
American Mutual Fund, Class R-6	1,610,435	356,429	39,784	13,285	421,478	2,361,843	47,723	29,281
The Investment Company of America, Class R-6	1,238,416	84,017	51,979	12,774	404,056	1,687,284	24,750	54,890
						11,872,654
Equity-income funds 4%
The Income Fund of America, Class R-6	381,784	205,370	5,819	961	88,455	670,751	19,725	—
Capital Income Builder, Class R-6	381,515	205,213	5,921	1,167	87,987	669,961	18,656	474
						1,340,712
Balanced funds 10%
American Balanced Fund, Class R-6	1,608,299	314,897	24,783	7,744	398,335	2,304,492	52,841	—
American Funds Global Balanced Fund, Class R-6	1,250,351	154,353	715,355	(7,115)	216,682	898,916	24,765	—
						3,203,408
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	1,203,224	473,057	25,856	398	50,601	1,701,424	68,683	—
American Funds Emerging Markets Bond Fund, Class R-6	—	251,117	1,503	18	186	249,818	9,613	—
						1,951,242
Total 100%				$114,859	$6,144,930	$33,623,060	$513,360	$760,287

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	10

American Funds 2045 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2045.

Growth funds 43%	Shares	Value (000)
The Growth Fund of America, Class R-6	34,532,303	$2,678,671
New Perspective Fund, Class R-6	40,780,721	2,629,133
AMCAP Fund, Class R-6	58,519,780	2,625,197
SMALLCAP World Fund, Inc., Class R-6	36,464,427	2,604,654
New World Fund, Inc., Class R-6	23,403,954	1,924,741
The New Economy Fund, Class R-6	23,029,603	1,513,966
American Funds Global Insight Fund, Class R-6	61,204,584	1,456,669
EuroPacific Growth Fund, Class R-6	12,492,461	723,439
		16,156,470
Growth-and-income funds 33%
Fundamental Investors, Class R-6	35,278,777	3,002,929
Capital World Growth and Income Fund, Class R-6	39,917,078	2,691,209
American Mutual Fund, Class R-6	45,022,627	2,637,426
Washington Mutual Investors Fund, Class R-6	41,397,295	2,635,766
The Investment Company of America, Class R-6	25,039,584	1,511,890
		12,479,220
Equity-income funds 7%
The Income Fund of America, Class R-6	58,274,315	1,498,815
Capital Income Builder, Class R-6	15,472,704	1,120,224
		2,619,039
Balanced funds 11%
American Balanced Fund, Class R-6	83,586,398	3,002,424
American Funds Global Balanced Fund, Class R-6	26,352,883	1,021,174
		4,023,598
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	159,115,382	1,891,882
American Funds Emerging Markets Bond Fund, Class R-6	35,418,543	275,556
		2,167,438
Total investment securities 100% (cost: $30,100,109,000)		37,445,765
Other assets less liabilities 0%		(4,947)
Net assets 100%		$37,440,818

11	American Funds Target Date Retirement Series

American Funds 2045 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 43%
The Growth Fund of America, Class R-6	$1,862,625	$209,634	$70,111	$17,808	$658,715	$2,678,671	$18,159	$138,308
New Perspective Fund, Class R-6	1,961,736	178,806	33,424	15,885	506,130	2,629,133	26,821	94,520
AMCAP Fund, Class R-6	1,864,651	247,799	85,294	8,499	589,542	2,625,197	12,224	101,738
SMALLCAP World Fund, Inc., Class R-6	1,909,719	266,145	33,282	13,000	449,072	2,604,654	22,075	—
New World Fund, Inc., Class R-6	787,092	964,508	45,549	4,769	213,921	1,924,741	14,482	10,630
The New Economy Fund, Class R-6	1,060,246	96,907	17,395	10,083	364,125	1,513,966	6,647	43,394
American Funds Global Insight Fund, Class R-6	1,006,649	211,947	16,568	3,913	250,728	1,456,669	17,226	—
EuroPacific Growth Fund, Class R-6	521,336	121,302	8,386	2,658	86,529	723,439	12,399	24,167
						16,156,470
Growth-and-income funds 33%
Fundamental Investors, Class R-6	2,108,327	255,666	65,647	19,745	684,838	3,002,929	36,731	105,109
Capital World Growth and Income Fund, Class R-6	2,114,286	220,310	182,092	7,533	531,172	2,691,209	52,442	37,707
American Mutual Fund, Class R-6	1,865,024	333,052	55,194	18,591	475,953	2,637,426	54,289	33,648
Washington Mutual Investors Fund, Class R-6	1,935,266	316,755	63,540	16,406	430,879	2,635,766	44,359	154,931
The Investment Company of America, Class R-6	1,144,124	73,186	86,111	15,313	365,378	1,511,890	22,587	50,599
						12,479,220
Equity-income funds 7%
The Income Fund of America, Class R-6	966,458	345,164	28,528	2,847	212,874	1,498,815	47,490	—
Capital Income Builder, Class R-6	751,094	218,928	15,410	2,744	162,868	1,120,224	34,465	927
						2,619,039
Balanced funds 11%
American Balanced Fund, Class R-6	2,086,163	443,601	48,889	11,865	509,684	3,002,424	67,937	—
American Funds Global Balanced Fund, Class R-6	1,343,055	191,539	739,554	13,834	212,300	1,021,174	26,959	—
						4,023,598
Fixed income funds 6%
U.S. Government Securities Fund, Class R-6	1,355,374	520,250	40,653	(2,739)	59,650	1,891,882	76,555	—
American Funds Emerging Markets Bond Fund, Class R-6	—	277,456	2,134	29	205	275,556	10,640	—
						2,167,438
Total 100%				$182,783	$6,764,563	$37,445,765	$604,487	$795,678

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	12

American Funds 2040 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2040.

Growth funds 38%	Shares	Value (000)
The Growth Fund of America, Class R-6	40,546,531	$3,145,195
AMCAP Fund, Class R-6	69,251,050	3,106,602
New Perspective Fund, Class R-6	47,608,641	3,069,329
SMALLCAP World Fund, Inc., Class R-6	36,897,051	2,635,556
The New Economy Fund, Class R-6	27,102,127	1,781,694
American Funds Global Insight Fund, Class R-6	72,978,070	1,736,878
New World Fund, Inc., Class R-6	18,762,828	1,543,055
EuroPacific Growth Fund, Class R-6	992,939	57,501
		17,075,810
Growth-and-income funds 33%
Fundamental Investors, Class R-6	36,848,021	3,136,503
American Mutual Fund, Class R-6	53,507,674	3,134,480
Capital World Growth and Income Fund, Class R-6	45,931,885	3,096,728
Washington Mutual Investors Fund, Class R-6	42,332,341	2,695,300
The Investment Company of America, Class R-6	29,901,744	1,805,467
International Growth and Income Fund, Class R-6	21,476,554	804,941
		14,673,419
Equity-income funds 7%
The Income Fund of America, Class R-6	69,617,330	1,790,558
Capital Income Builder, Class R-6	18,475,600	1,337,633
		3,128,191
Balanced funds 11%
American Balanced Fund, Class R-6	99,409,498	3,570,789
American Funds Global Balanced Fund, Class R-6	30,111,991	1,166,840
		4,737,629
Fixed income funds 11%
U.S. Government Securities Fund, Class R-6	188,726,261	2,243,955
American Funds Inflation Linked Bond Fund, Class R-6	100,681,399	953,453
American Funds Multi-Sector Income Fund, Class R-6	94,878,642	893,757
Capital World Bond Fund, Class R-6	43,808,410	708,820
		4,799,985
Total investment securities 100% (cost: $35,482,402,000)		44,415,034
Other assets less liabilities 0%		(5,749)
Net assets 100%		$44,409,285

13	American Funds Target Date Retirement Series

American Funds 2040 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 38%
The Growth Fund of America, Class R-6	$2,277,362	$214,113	$164,386	$26,365	$791,741	$3,145,195	$22,273	$169,639
AMCAP Fund, Class R-6	2,253,640	172,851	43,200	23,929	699,382	3,106,602	14,825	122,863
New Perspective Fund, Class R-6	2,241,708	268,010	42,164	22,600	579,175	3,069,329	30,790	108,509
SMALLCAP World Fund, Inc., Class R-6	1,989,890	240,960	75,995	5,973	474,728	2,635,556	23,074	—
The New Economy Fund, Class R-6	1,279,546	79,655	24,371	14,558	432,306	1,781,694	8,036	52,460
American Funds Global Insight Fund, Class R-6	1,276,043	168,513	23,556	5,157	310,721	1,736,878	21,932	—
New World Fund, Inc., Class R-6	706,826	673,256	18,505	7,252	174,226	1,543,055	12,823	9,412
EuroPacific Growth Fund, Class R-6	216,932	12,206	205,285	43,702	(10,054)	57,501	4,483	7,724
						17,075,810
Growth-and-income funds 33%
Fundamental Investors, Class R-6	2,350,123	155,837	144,044	31,584	743,003	3,136,503	40,089	115,749
American Mutual Fund, Class R-6	2,273,685	313,038	44,543	23,486	568,814	3,134,480	64,907	40,999
Capital World Growth and Income Fund, Class R-6	2,335,965	209,581	50,196	18,106	583,272	3,096,728	58,828	41,409
Washington Mutual Investors Fund, Class R-6	2,032,476	237,496	39,768	20,494	444,602	2,695,300	45,856	159,326
The Investment Company of America, Class R-6	1,308,164	84,085	26,617	12,909	426,926	1,805,467	26,129	57,956
International Growth and Income Fund, Class R-6	504,323	223,648	10,120	2,855	84,235	804,941	19,645	—
						14,673,419
Equity-income funds 7%
The Income Fund of America, Class R-6	1,307,067	243,076	37,828	3,987	274,256	1,790,558	61,218	—
Capital Income Builder, Class R-6	979,368	172,729	23,631	4,042	205,125	1,337,633	43,361	1,204
						3,128,191
Balanced funds 11%
American Balanced Fund, Class R-6	2,611,419	366,940	48,811	16,548	624,693	3,570,789	83,496	—
American Funds Global Balanced Fund, Class R-6	1,636,926	180,080	922,715	37,813	234,736	1,166,840	32,004	—
						4,737,629
Fixed income funds 11%
U.S. Government Securities Fund, Class R-6	1,656,604	608,484	91,020	(3,807)	73,694	2,243,955	92,027	—
American Funds Inflation Linked Bond Fund, Class R-6	788,479	287,036	180,572	(18,491)	77,001	953,453	10,935	—
American Funds Multi-Sector Income Fund, Class R-6	521,592	331,062	11,015	867	51,251	893,757	46,477	—
Capital World Bond Fund, Class R-6	—	705,128	6,333	207	9,818	708,820	10,784	—
						4,799,985
Total 100%				$300,136	$7,853,651	$44,415,034	$773,992	$887,250

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	14

American Funds 2035 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2035.

Growth funds 24%	Shares	Value (000)
The Growth Fund of America, Class R-6	38,266,408	$2,968,325
AMCAP Fund, Class R-6	65,398,848	2,933,792
SMALLCAP World Fund, Inc., Class R-6	27,086,820	1,934,812
American Funds Global Insight Fund, Class R-6	78,230,766	1,861,892
New Perspective Fund, Class R-6	23,661,659	1,525,467
New World Fund, Inc., Class R-6	1,034,033	85,039
The New Economy Fund, Class R-6	1,288,997	84,739
		11,394,066
Growth-and-income funds 31%
American Mutual Fund, Class R-6	58,738,574	3,440,906
Capital World Growth and Income Fund, Class R-6	50,190,473	3,383,842
Fundamental Investors, Class R-6	34,940,676	2,974,150
Washington Mutual Investors Fund, Class R-6	39,019,660	2,484,382
The Investment Company of America, Class R-6	32,474,076	1,960,785
International Growth and Income Fund, Class R-6	24,790,865	929,161
		15,173,226
Equity-income funds 8%
The Income Fund of America, Class R-6	76,467,381	1,966,741
Capital Income Builder, Class R-6	26,292,541	1,903,580
		3,870,321
Balanced funds 13%
American Balanced Fund, Class R-6	107,968,580	3,878,231
American Funds Global Balanced Fund, Class R-6	61,483,717	2,382,494
		6,260,725
Fixed income funds 24%
U.S. Government Securities Fund, Class R-6	200,763,754	2,387,081
American Funds Inflation Linked Bond Fund, Class R-6	251,303,967	2,379,849
American Funds Mortgage Fund, Class R-6	273,223,899	2,379,780
American Funds Multi-Sector Income Fund, Class R-6	151,834,941	1,430,285
Intermediate Bond Fund of America, Class R-6	112,073,028	1,398,672
American Funds Strategic Bond Fund, Class R-6	98,576,967	906,908
Capital World Bond Fund, Class R-6	56,051,180	906,908
		11,789,483
Total investment securities 100% (cost: $40,406,652,000)		48,487,821
Other assets less liabilities 0%		(6,567)
Net assets 100%		$48,481,254

15	American Funds Target Date Retirement Series

American Funds 2035 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 24%
The Growth Fund of America, Class R-6	$2,330,831	$236,634	$416,563	$23,683	$793,740	$2,968,325	$22,796	$173,622
AMCAP Fund, Class R-6	2,227,379	192,053	196,722	25,935	685,147	2,933,792	14,641	119,557
SMALLCAP World Fund, Inc., Class R-6	1,528,765	75,260	33,101	15,258	348,630	1,934,812	17,590	—
American Funds Global Insight Fund, Class R-6	1,365,221	186,156	28,506	6,206	332,815	1,861,892	23,307	—
New Perspective Fund, Class R-6	1,597,395	105,962	571,425	107,074	286,461	1,525,467	21,785	76,772
New World Fund, Inc., Class R-6	294,485	9,265	268,161	84,632	(35,182)	85,039	5,343	3,921
The New Economy Fund, Class R-6	539,918	24,282	615,420	212,583	(76,624)	84,739	3,226	21,057
						11,394,066
Growth-and-income funds 31%
American Mutual Fund, Class R-6	2,486,341	370,066	58,740	29,132	614,107	3,440,906	70,378	44,133
Capital World Growth and Income Fund, Class R-6	2,474,695	323,458	55,427	22,032	619,084	3,383,842	62,830	43,395
Fundamental Investors, Class R-6	2,281,707	215,482	265,576	33,245	709,292	2,974,150	38,087	111,313
Washington Mutual Investors Fund, Class R-6	1,914,095	219,144	83,926	24,813	410,256	2,484,382	42,666	148,090
The Investment Company of America, Class R-6	1,456,802	101,061	82,613	18,882	466,653	1,960,785	28,755	64,345
International Growth and Income Fund, Class R-6	670,248	159,673	13,882	3,905	109,217	929,161	24,175	—
						15,173,226
Equity-income funds 8%
The Income Fund of America, Class R-6	1,379,358	323,717	31,689	6,127	289,228	1,966,741	64,894	—
Capital Income Builder, Class R-6	1,306,190	340,010	28,025	5,580	279,825	1,903,580	58,834	1,605
						3,870,321
Balanced funds 13%
American Balanced Fund, Class R-6	2,840,532	402,607	58,996	17,399	676,689	3,878,231	90,245	—
American Funds Global Balanced Fund, Class R-6	1,754,479	322,174	36,015	7,961	333,895	2,382,494	46,296	—
						6,260,725
Fixed income funds 24%
U.S. Government Securities Fund, Class R-6	1,826,728	538,606	55,877	919	76,705	2,387,081	99,816	—
American Funds Inflation Linked Bond Fund, Class R-6	1,656,949	639,703	52,677	1,079	134,795	2,379,849	23,036	—
American Funds Mortgage Fund, Class R-6	1,438,639	917,515	43,994	893	66,727	2,379,780	94,823	—
American Funds Multi-Sector Income Fund, Class R-6	997,800	360,414	25,452	1,357	96,166	1,430,285	81,318	—
Intermediate Bond Fund of America, Class R-6	850,190	543,811	29,825	(288)	34,784	1,398,672	50,656	—
American Funds Strategic Bond Fund, Class R-6	553,835	332,197	19,646	809	39,713	906,908	19,291	—
Capital World Bond Fund, Class R-6[2]	554,224	329,195	28,542	1,459	50,572	906,908	9,295	—
						11,789,483
Total 100%				$650,675	$7,342,695	$48,487,821	$1,014,083	$807,810

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	16

American Funds 2030 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2030.

Growth funds 17%	Shares	Value (000)
AMCAP Fund, Class R-6	66,965,352	$3,004,066
The Growth Fund of America, Class R-6	26,117,330	2,025,921
American Funds Global Insight Fund, Class R-6	64,649,933	1,538,668
SMALLCAP World Fund, Inc., Class R-6	14,834,306	1,059,615
New Perspective Fund, Class R-6	16,238,376	1,046,888
		8,675,158
Growth-and-income funds 28%
American Mutual Fund, Class R-6	60,413,046	3,538,996
Capital World Growth and Income Fund, Class R-6	51,161,949	3,449,339
Washington Mutual Investors Fund, Class R-6	40,042,004	2,549,474
The Investment Company of America, Class R-6	25,912,340	1,564,587
Fundamental Investors, Class R-6	18,343,691	1,561,415
International Growth and Income Fund, Class R-6	25,578,791	958,693
		13,622,504
Equity-income funds 8%
The Income Fund of America, Class R-6	77,877,313	2,003,005
Capital Income Builder, Class R-6	27,371,567	1,981,701
		3,984,706
Balanced funds 13%
American Balanced Fund, Class R-6	111,180,690	3,993,610
American Funds Global Balanced Fund, Class R-6	62,918,031	2,438,074
		6,431,684
Fixed income funds 34%
The Bond Fund of America, Class R-6	291,305,160	3,285,922
American Funds Inflation Linked Bond Fund, Class R-6	306,118,716	2,898,944
U.S. Government Securities Fund, Class R-6	202,171,617	2,403,821
American Funds Mortgage Fund, Class R-6	275,390,428	2,398,651
Intermediate Bond Fund of America, Class R-6	190,897,310	2,382,398
American Funds Multi-Sector Income Fund, Class R-6	155,369,106	1,463,577
American Funds Strategic Bond Fund, Class R-6	103,219,408	949,619
Capital World Bond Fund, Class R-6	58,427,067	945,350
		16,728,282
Total investment securities 100% (cost: $42,431,456,000)		49,442,334
Other assets less liabilities 0%		(6,905)
Net assets 100%		$49,435,429

17	American Funds Target Date Retirement Series

American Funds 2030 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 17%
AMCAP Fund, Class R-6	$2,396,498	$156,805	$291,644	$25,357	$717,050	$3,004,066	$15,670	$125,702
The Growth Fund of America, Class R-6	1,816,367	156,372	543,188	16,003	580,367	2,025,921	17,354	132,169
American Funds Global Insight Fund, Class R-6	1,325,460	22,627	120,499	9,028	302,052	1,538,668	22,629	—
SMALLCAP World Fund, Inc., Class R-6	1,000,635	11,513	181,831	(33,660)	262,958	1,059,615	11,514	—
New Perspective Fund, Class R-6	941,548	58,153	184,250	11,145	220,292	1,046,888	12,855	45,299
						8,675,158
Growth-and-income funds 28%
American Mutual Fund, Class R-6	2,648,197	310,363	100,547	39,593	641,390	3,538,996	74,592	46,743
Capital World Growth and Income Fund, Class R-6	2,756,024	124,023	129,920	24,800	674,412	3,449,339	67,520	48,310
Washington Mutual Investors Fund, Class R-6	1,965,683	203,598	66,625	28,212	418,606	2,549,474	43,851	152,227
The Investment Company of America, Class R-6	1,423,565	89,784	381,178	62,448	369,968	1,564,587	25,219	61,810
Fundamental Investors, Class R-6	1,710,021	107,237	736,226	129,537	350,846	1,561,415	24,171	80,517
International Growth and Income Fund, Class R-6	782,464	59,059	17,555	4,900	129,825	958,693	26,504	—
						13,622,504
Equity-income funds 8%
The Income Fund of America, Class R-6	1,514,204	209,651	36,147	8,337	306,960	2,003,005	69,544	—
Capital Income Builder, Class R-6	1,513,847	195,451	44,785	8,730	308,458	1,981,701	65,822	1,842
						3,984,706
Balanced funds 13%
American Balanced Fund, Class R-6	3,104,897	214,232	71,165	29,960	715,686	3,993,610	96,625	—
American Funds Global Balanced Fund, Class R-6	1,910,592	199,462	43,944	9,704	362,260	2,438,074	49,046	—
						6,431,684
Fixed income funds 34%
The Bond Fund of America, Class R-6	2,155,386	1,081,749	74,259	(62)	123,108	3,285,922	130,487	—
American Funds Inflation Linked Bond Fund, Class R-6	2,310,220	464,945	51,966	1,540	174,205	2,898,944	31,205	—
U.S. Government Securities Fund, Class R-6	1,987,841	380,218	47,368	1,020	82,110	2,403,821	103,751	—
American Funds Mortgage Fund, Class R-6	1,969,778	380,942	49,260	972	96,219	2,398,651	110,522	—
Intermediate Bond Fund of America, Class R-6	1,815,303	538,373	42,244	1,354	69,612	2,382,398	94,655	—
American Funds Multi-Sector Income Fund, Class R-6	1,181,144	197,641	26,351	1,636	109,507	1,463,577	88,035	—
American Funds Strategic Bond Fund, Class R-6	769,948	154,873	27,338	634	51,502	949,619	20,912	—
Capital World Bond Fund, Class R-6[2]	772,647	140,648	40,842	983	71,914	945,350	6,113	—
						16,728,282
Total 100%				$382,171	$7,139,307	$49,442,334	$1,208,596	$694,619

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	18

American Funds 2025 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who plan to retire in or near 2025.

Growth funds 6%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	43,102,886	$1,025,849
AMCAP Fund, Class R-6	22,661,954	1,016,615
New Perspective Fund, Class R-6	380,488	24,530
SMALLCAP World Fund, Inc., Class R-6	343,414	24,530
The Growth Fund of America, Class R-6	316,232	24,530
		2,116,054
Growth-and-income funds 24%
American Mutual Fund, Class R-6	34,592,132	2,026,407
Capital World Growth and Income Fund, Class R-6	29,907,071	2,016,335
Washington Mutual Investors Fund, Class R-6	26,526,860	1,688,965
Fundamental Investors, Class R-6	11,949,730	1,017,161
The Investment Company of America, Class R-6	16,840,466	1,016,827
International Growth and Income Fund, Class R-6	9,442,387	353,901
		8,119,596
Equity-income funds 13%
The Income Fund of America, Class R-6	104,666,734	2,692,029
Capital Income Builder, Class R-6	23,502,875	1,701,608
		4,393,637
Balanced funds 13%
American Balanced Fund, Class R-6	76,422,702	2,745,103
American Funds Global Balanced Fund, Class R-6	35,722,315	1,384,240
		4,129,343
Fixed income funds 44%
American Funds Inflation Linked Bond Fund, Class R-6	280,283,936	2,654,289
The Bond Fund of America, Class R-6	234,458,525	2,644,692
Intermediate Bond Fund of America, Class R-6	158,521,445	1,978,348
American Funds Mortgage Fund, Class R-6	224,970,963	1,959,497
U.S. Government Securities Fund, Class R-6	138,695,515	1,649,090
American Funds Multi-Sector Income Fund, Class R-6	141,215,252	1,330,248
American High-Income Trust, Class R-6	98,493,713	965,238
American Funds Strategic Bond Fund, Class R-6	104,009,385	956,886
Capital World Bond Fund, Class R-6	40,661,188	657,898
		14,796,186
Total investment securities 100% (cost: $29,725,302,000)		33,554,816
Other assets less liabilities 0%		(5,109)
Net assets 100%		$33,549,707

19	American Funds Target Date Retirement Series

American Funds 2025 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 6%
American Funds Global Insight Fund, Class R-6	$943,855	$16,083	$150,961	$10,495	$206,377	$1,025,849	$16,082	$—
AMCAP Fund, Class R-6	1,138,339	60,984	505,128	70,845	251,575	1,016,615	7,196	53,789
New Perspective Fund, Class R-6	181,001	11,102	195,948	97,815	(69,440)	24,530	2,454	8,648
SMALLCAP World Fund, Inc., Class R-6	180,942	2,018	191,770	(55,292)	88,632	24,530	2,018	—
The Growth Fund of America, Class R-6	300,782	24,554	364,242	166,542	(103,106)	24,530	2,850	21,704
						2,116,054
Growth-and-income funds 24%
American Mutual Fund, Class R-6	1,901,860	86,608	406,959	76,997	367,901	2,026,407	48,393	33,522
Capital World Growth and Income Fund, Class R-6	1,907,879	80,888	429,221	15,906	440,883	2,016,335	42,554	32,816
Washington Mutual Investors Fund, Class R-6	1,541,045	144,658	329,438	65,721	266,979	1,688,965	31,615	109,563
Fundamental Investors, Class R-6	947,167	59,873	271,300	43,431	237,990	1,017,161	14,232	44,349
The Investment Company of America, Class R-6	949,759	59,000	278,335	67,276	219,127	1,016,827	16,611	40,226
International Growth and Income Fund, Class R-6	410,482	10,867	133,268	16,425	49,395	353,901	10,867	—
						8,119,596
Equity-income funds 13%
The Income Fund of America, Class R-6	1,904,360	436,722	64,061	11,644	403,364	2,692,029	91,092	—
Capital Income Builder, Class R-6	1,369,328	140,377	91,957	11,071	272,789	1,701,608	58,270	1,661
						4,393,637
Balanced funds 13%
American Balanced Fund, Class R-6	2,457,150	72,781	343,218	33,424	524,966	2,745,103	72,781	—
American Funds Global Balanced Fund, Class R-6	1,383,379	30,276	277,935	15,204	233,316	1,384,240	30,276	—
						4,129,343
Fixed income funds 44%
American Funds Inflation Linked Bond Fund, Class R-6	2,241,055	301,704	54,282	1,076	164,736	2,654,289	29,823	—
The Bond Fund of America, Class R-6	2,287,027	310,563	81,781	(3,894)	132,777	2,644,692	117,158	—
Intermediate Bond Fund of America, Class R-6	1,710,992	242,169	40,600	1,069	64,718	1,978,348	82,664	—
American Funds Mortgage Fund, Class R-6	1,673,754	246,452	44,387	1,509	82,169	1,959,497	91,741	—
U.S. Government Securities Fund, Class R-6	1,451,641	180,117	44,668	(682)	62,682	1,649,090	73,233	—
American Funds Multi-Sector Income Fund, Class R-6	1,090,474	163,237	26,945	1,580	101,902	1,330,248	81,471	—
American High-Income Trust, Class R-6	643,741	264,388	18,201	1,830	73,480	965,238	57,058	—
American Funds Strategic Bond Fund, Class R-6	767,518	166,494	29,672	726	51,820	956,886	21,284	—
Capital World Bond Fund, Class R-6[2]	576,459	58,110	31,609	720	54,218	657,898	3,326	—
						14,796,186
Total 100%				$651,438	$4,179,250	$33,554,816	$1,005,049	$346,278

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	20

American Funds 2020 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who
retired in or near 2020.

Growth funds 3%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	13,379,073	$318,422
AMCAP Fund, Class R-6	3,578,269	160,521
		478,943
Growth-and-income funds 22%
American Mutual Fund, Class R-6	16,124,661	944,583
Washington Mutual Investors Fund, Class R-6	12,341,052	785,755
Capital World Growth and Income Fund, Class R-6	11,619,974	783,419
Fundamental Investors, Class R-6	5,521,503	469,990
The Investment Company of America, Class R-6	7,781,321	469,836
International Growth and Income Fund, Class R-6	58,344	2,187
		3,455,770
Equity-income funds 18%
The Income Fund of America, Class R-6	73,731,257	1,896,368
Capital Income Builder, Class R-6	13,136,564	951,087
		2,847,455
Balanced funds 12%
American Balanced Fund, Class R-6	35,119,852	1,261,505
American Funds Global Balanced Fund, Class R-6	16,403,380	635,631
		1,897,136
Fixed income funds 45%
American Funds Inflation Linked Bond Fund, Class R-6	133,893,983	1,267,976
The Bond Fund of America, Class R-6	112,155,749	1,265,117
Intermediate Bond Fund of America, Class R-6	75,912,640	947,390
American Funds Mortgage Fund, Class R-6	108,112,822	941,663
U.S. Government Securities Fund, Class R-6	65,932,734	783,940
American Funds Multi-Sector Income Fund, Class R-6	67,851,434	639,160
American High-Income Trust, Class R-6	49,379,303	483,917
American Funds Strategic Bond Fund, Class R-6	51,060,385	469,756
Capital World Bond Fund, Class R-6	19,274,302	311,858
		7,110,777
Total investment securities 100% (cost: $13,856,131,000)		15,790,081
Other assets less liabilities 0%		(2,505)
Net assets 100%		$15,787,576

21	American Funds Target Date Retirement Series

American Funds 2020 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 3%
American Funds Global Insight Fund, Class R-6	$331,893	$5,540	$93,305	$6,532	$67,762	$318,422	$5,468	$—
AMCAP Fund, Class R-6	211,202	10,903	120,066	43,170	15,312	160,521	1,316	9,588
						478,943
Growth-and-income funds 22%
American Mutual Fund, Class R-6	895,783	38,060	198,192	57,049	151,883	944,583	22,540	15,521
Washington Mutual Investors Fund, Class R-6	739,773	66,759	180,129	53,109	106,243	785,755	15,013	51,747
Capital World Growth and Income Fund, Class R-6	772,887	37,875	211,796	27,428	157,025	783,419	16,983	13,215
Fundamental Investors, Class R-6	443,502	27,878	134,600	41,663	91,547	469,990	6,667	20,560
The Investment Company of America, Class R-6	449,151	26,460	141,390	46,701	88,914	469,836	7,803	18,645
International Growth and Income Fund, Class R-6	32,649	550	36,303	9,934	(4,643)	2,187	551	—
						3,455,770
Equity-income funds 18%
The Income Fund of America, Class R-6	1,643,680	95,314	166,359	14,631	309,102	1,896,368	70,580	—
Capital Income Builder, Class R-6	873,412	35,632	127,849	16,058	153,834	951,087	34,583	1,050
						2,847,455
Balanced funds 12%
American Balanced Fund, Class R-6	1,197,051	34,717	238,012	23,700	244,049	1,261,505	34,719	—
American Funds Global Balanced Fund, Class R-6	604,823	14,537	94,230	(482)	110,983	635,631	13,612	—
						1,897,136
Fixed income funds 45%
American Funds Inflation Linked Bond Fund, Class R-6	1,198,824	57,958	73,224	(3,571)	87,989	1,267,976	15,888	—
The Bond Fund of America, Class R-6	1,203,997	86,987	93,883	(3,381)	71,397	1,265,117	58,011	—
Intermediate Bond Fund of America, Class R-6	904,268	60,870	52,561	(118)	34,931	947,390	41,176	—
American Funds Mortgage Fund, Class R-6	904,380	61,873	70,863	(4,549)	50,822	941,663	45,893	—
U.S. Government Securities Fund, Class R-6	754,511	44,874	48,388	(2,634)	35,577	783,940	35,873	—
American Funds Multi-Sector Income Fund, Class R-6	604,829	41,266	62,590	680	54,975	639,160	41,268	—
American High-Income Trust, Class R-6	455,066	32,700	51,505	35	47,621	483,917	32,702	—
American Funds Strategic Bond Fund, Class R-6	453,491	16,334	31,269	(764)	31,964	469,756	10,423	—
Capital World Bond Fund, Class R-6[2]	302,413	10,430	30,135	(1,129)	30,279	311,858	1,053	—
						7,110,777
Total 100%				$324,062	$1,937,566	$15,790,081	$512,122	$130,326

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	22

American Funds 2015 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who
retired in or near 2015.

Growth funds 0%	Shares	Value (000)
AMCAP Fund, Class R-6	29,536	$1,325
American Funds Global Insight Fund, Class R-6	55,671	1,325
		2,650
Growth-and-income funds 20%
American Mutual Fund, Class R-6	5,100,976	298,815
Capital World Growth and Income Fund, Class R-6	3,676,479	247,868
Washington Mutual Investors Fund, Class R-6	3,128,412	199,186
The Investment Company of America, Class R-6	2,471,934	149,256
Fundamental Investors, Class R-6	1,173,413	99,881
		995,006
Equity-income funds 19%
The Income Fund of America, Class R-6	25,254,674	649,550
Capital Income Builder, Class R-6	4,160,563	301,225
		950,775
Balanced funds 11%
American Balanced Fund, Class R-6	9,777,800	351,218
American Funds Global Balanced Fund, Class R-6	5,170,215	200,346
		551,564
Fixed income funds 50%
The Bond Fund of America, Class R-6	39,477,084	445,302
Intermediate Bond Fund of America, Class R-6	35,100,518	438,055
American Funds Inflation Linked Bond Fund, Class R-6	42,663,308	404,022
American Funds Mortgage Fund, Class R-6	34,231,617	298,157
Short-Term Bond Fund of America, Class R-6	24,439,771	233,155
American Funds Multi-Sector Income Fund, Class R-6	21,737,939	204,771
American Funds Strategic Bond Fund, Class R-6	21,162,892	194,699
American High-Income Trust, Class R-6	15,922,988	156,045
Capital World Bond Fund, Class R-6	6,241,831	100,993
U.S. Government Securities Fund, Class R-6	1,256,377	14,938
		2,490,137
Total investment securities 100% (cost: $4,367,479,000)		4,990,132
Other assets less liabilities 0%		(846)
Net assets 100%		$4,989,286

23	American Funds Target Date Retirement Series

American Funds 2015 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 0%
AMCAP Fund, Class R-6	$9,377	$435	$10,696	$(105)	$2,314	$1,325	$62	$373
American Funds Global Insight Fund, Class R-6	18,853	318	21,290	1,956	1,488	1,325	318	—
						2,650
Growth-and-income funds 20%
American Mutual Fund, Class R-6	282,729	14,548	64,149	20,008	45,679	298,815	7,084	4,882
Capital World Growth and Income Fund, Class R-6	235,430	29,217	73,567	14,276	42,512	247,868	5,214	3,993
Washington Mutual Investors Fund, Class R-6	196,348	18,601	57,455	19,532	22,160	199,186	3,905	13,456
The Investment Company of America, Class R-6	141,593	9,768	44,749	15,328	27,316	149,256	2,452	5,865
Fundamental Investors, Class R-6	102,946	7,939	41,078	15,985	14,089	99,881	1,501	4,723
						995,006
Equity-income funds 19%
The Income Fund of America, Class R-6	604,028	35,166	105,211	12,187	103,380	649,550	25,080	—
Capital Income Builder, Class R-6	283,585	11,913	48,806	7,893	46,640	301,225	11,068	338
						950,775
Balanced funds 11%
American Balanced Fund, Class R-6	339,099	10,389	73,511	6,943	68,298	351,218	9,760	—
American Funds Global Balanced Fund, Class R-6	189,726	5,841	29,953	92	34,640	200,346	4,275	—
						551,564
Fixed income funds 50%
The Bond Fund of America, Class R-6	417,697	22,488	18,616	(986)	24,719	445,302	20,285	—
Intermediate Bond Fund of America, Class R-6	400,650	32,724	10,800	282	15,199	438,055	18,566	—
American Funds Inflation Linked Bond Fund, Class R-6	380,964	13,406	17,193	(541)	27,386	404,022	5,005	—
American Funds Mortgage Fund, Class R-6	284,202	14,523	15,228	(573)	15,233	298,157	14,524	—
Short-Term Bond Fund of America, Class R-6	185,266	49,276	5,248	111	3,750	233,155	9,249	—
American Funds Multi-Sector Income Fund, Class R-6	193,378	13,196	19,529	164	17,562	204,771	13,198	—
American Funds Strategic Bond Fund, Class R-6	175,258	14,382	7,030	242	11,847	194,699	4,260	—
American High-Income Trust, Class R-6	146,021	10,501	15,733	(408)	15,664	156,045	10,502	—
Capital World Bond Fund, Class R-6[2]	97,150	3,336	8,810	(282)	9,599	100,993	332	—
U.S. Government Securities Fund, Class R-6	51,394	1,623	40,209	(5,745)	7,875	14,938	1,623	—
						2,490,137
Total 100%				$106,359	$557,350	$4,990,132	$168,263	$33,630

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	24

American Funds 2010 Target Date Retirement Fund
Investment portfolio October 31, 2024
Designed for investors who
retired in or near 2010.

Growth-and-income funds 16%	Shares	Value (000)
American Mutual Fund, Class R-6	3,367,432	$197,264
Washington Mutual Investors Fund, Class R-6	2,474,623	157,559
The Investment Company of America, Class R-6	1,951,876	117,855
Capital World Growth and Income Fund, Class R-6	1,748,061	117,854
Fundamental Investors, Class R-6	461,972	39,323
		629,855
Equity-income funds 25%
The Income Fund of America, Class R-6	27,668,606	711,637
Capital Income Builder, Class R-6	3,821,192	276,654
		988,291
Balanced funds 9%
American Balanced Fund, Class R-6	7,683,678	275,998
American Funds Global Balanced Fund, Class R-6	2,045,168	79,250
		355,248
Fixed income funds 50%
Intermediate Bond Fund of America, Class R-6	34,962,467	436,332
The Bond Fund of America, Class R-6	35,131,416	396,282
Short-Term Bond Fund of America, Class R-6	33,327,582	317,945
American Funds Inflation Linked Bond Fund, Class R-6	29,702,882	281,286
American Funds Mortgage Fund, Class R-6	31,652,421	275,693
American Funds Strategic Bond Fund, Class R-6	17,115,630	157,464
American Funds Multi-Sector Income Fund, Class R-6	13,074,114	123,158
American High-Income Trust, Class R-6	475,544	4,660
Capital World Bond Fund, Class R-6	264,433	4,279
		1,997,099
Total investment securities 100% (cost: $3,607,652,000)		3,970,493
Other assets less liabilities 0%		(604)
Net assets 100%		$3,969,889

25	American Funds Target Date Retirement Series

American Funds 2010 Target Date Retirement Fund (continued)
Investments in affiliates1

	Value at 11/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2024 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 16%
American Mutual Fund, Class R-6	$191,912	$11,028	$49,709	$13,405	$30,628	$197,264	$4,754	$3,296
Washington Mutual Investors Fund, Class R-6	146,388	19,126	39,413	10,756	20,702	157,559	2,958	10,225
The Investment Company of America, Class R-6	111,029	11,437	38,049	10,487	22,951	117,855	1,920	4,570
Capital World Growth and Income Fund, Class R-6	125,194	13,964	50,764	13,420	16,040	117,854	2,673	2,116
Fundamental Investors, Class R-6	44,367	4,001	21,707	7,731	4,931	39,323	628	1,996
						629,855
Equity-income funds 25%
The Income Fund of America, Class R-6	620,881	68,550	99,487	2,527	119,166	711,637	26,398	—
Capital Income Builder, Class R-6	249,361	11,396	32,807	3,281	45,423	276,654	9,896	297
						988,291
Balanced funds 9%
American Balanced Fund, Class R-6	259,456	12,575	53,781	3,970	53,778	275,998	7,471	—
American Funds Global Balanced Fund, Class R-6	90,861	2,258	29,835	5,006	10,960	79,250	1,886	—
						355,248
Fixed income funds 50%
Intermediate Bond Fund of America, Class R-6	394,648	41,261	14,814	262	14,975	436,332	18,292	—
The Bond Fund of America, Class R-6	365,007	37,542	26,943	(1,248)	21,924	396,282	17,685	—
Short-Term Bond Fund of America, Class R-6	276,083	41,483	5,120	63	5,436	317,945	13,011	—
American Funds Inflation Linked Bond Fund, Class R-6	267,518	7,997	12,922	(565)	19,258	281,286	3,515	—
American Funds Mortgage Fund, Class R-6	251,919	25,939	15,078	(1,003)	13,916	275,693	12,984	—
American Funds Strategic Bond Fund, Class R-6	149,189	7,599	9,602	(293)	10,571	157,464	3,441	—
American Funds Multi-Sector Income Fund, Class R-6	120,466	7,968	16,232	18	10,938	123,158	7,968	—
American High-Income Trust, Class R-6	24,132	1,014	22,439	498	1,455	4,660	1,015	—
Capital World Bond Fund, Class R-6[2]	16,749	335	14,500	(1,668)	3,363	4,279	(319)	—
						1,997,099
Total 100%				$66,647	$426,415	$3,970,493	$136,176	$22,500

[1]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[2]
A portion of the fund’s income dividends and/or capital gains distribution was deemed a return of capital for tax purposes. The net realized gain and/or dividend income amounts reflect the return of capital distribution.

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	26

Financial statements
Statements of assets and liabilities at October 31, 2024 (dollars in thousands)

	2070 Fund	2065 Fund	2060 Fund	2055 Fund	2050 Fund
Assets:
Investment securities of affiliated issuers, at value	$25,572	$3,659,679	$14,306,933	$23,681,630	$33,623,060
Receivables for:
Sales of investments	—	—	—	—	—
Sales of fund’s shares	228	9,218	25,270	27,236	32,874
Dividends	5	875	3,435	5,675	8,010
Total assets	25,805	3,669,772	14,335,638	23,714,541	33,663,944
Liabilities:
Payables for:
Purchases of investments	231	6,888	18,179	15,944	18,869
Repurchases of fund’s shares	3	3,092	9,994	16,475	21,345
Services provided by related parties	8	577	1,718	2,851	4,093
Trustees’ deferred compensation	— *	8	51	102	165
Total liabilities	242	10,565	29,942	35,372	44,472

Net assets at October 31, 2024	$25,563	$3,659,207	$14,305,696	$23,679,169	$33,619,472
Net assets consist of:
Capital paid in on shares of beneficial interest	$25,275	$3,162,714	$11,762,700	$18,926,737	$26,250,294
Total distributable earnings (accumulated loss)	288	496,493	2,542,996	4,752,432	7,369,178
Net assets at October 31, 2024	$25,563	$3,659,207	$14,305,696	$23,679,169	$33,619,472
Investment securities of affiliated issuers, at cost	$25,302	$3,236,596	$12,115,509	$19,533,374	$27,123,847

Refer to the end of the statements of assets and liabilities for footnote.
Refer to the notes to financial statements.

27	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2024  (continued)(dollars in thousands)

	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund
Assets:
Investment securities of affiliated issuers, at value	$37,445,765	$44,415,034	$48,487,821	$49,442,334	$33,554,816
Receivables for:
Sales of investments	—	—	—	—	11,142
Sales of fund’s shares	28,436	36,727	41,649	40,729	22,519
Dividends	8,905	13,160	31,462	48,524	44,552
Total assets	37,483,106	44,464,921	48,560,932	49,531,587	33,633,029
Liabilities:
Payables for:
Purchases of investments	15,910	24,710	36,298	50,570	44,552
Repurchases of fund’s shares	21,355	24,997	36,585	38,549	33,749
Services provided by related parties	4,833	5,687	6,523	6,726	4,761
Trustees’ deferred compensation	190	242	272	313	260
Total liabilities	42,288	55,636	79,678	96,158	83,322

Net assets at October 31, 2024	$37,440,818	$44,409,285	$48,481,254	$49,435,429	$33,549,707
Net assets consist of:
Capital paid in on shares of beneficial interest	$29,121,979	$34,307,487	$38,780,217	$41,042,647	$28,399,303
Total distributable earnings (accumulated loss)	8,318,839	10,101,798	9,701,037	8,392,782	5,150,404
Net assets at October 31, 2024	$37,440,818	$44,409,285	$48,481,254	$49,435,429	$33,549,707
Investment securities of affiliated issuers, at cost	$30,100,109	$35,482,402	$40,406,652	$42,431,456	$29,725,302

Refer to the end of the statements of assets and liabilities for footnote.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	28

Financial statements (continued)
Statements of assets and liabilities at October 31, 2024  (continued)(dollars in thousands)

	2020 Fund	2015 Fund	2010 Fund
Assets:
Investment securities of affiliated issuers, at value	$15,790,081	$4,990,132	$3,970,493
Receivables for:
Sales of investments	2,885	2,281	—
Sales of fund’s shares	11,431	2,475	5,199
Dividends	21,446	7,500	6,180
Total assets	15,825,843	5,002,388	3,981,872
Liabilities:
Payables for:
Purchases of investments	21,447	7,501	6,864
Repurchases of fund’s shares	14,303	4,756	4,565
Services provided by related parties	2,353	786	511
Trustees’ deferred compensation	164	59	43
Total liabilities	38,267	13,102	11,983

Net assets at October 31, 2024	$15,787,576	$4,989,286	$3,969,889
Net assets consist of:
Capital paid in on shares of beneficial interest	$13,254,407	$4,175,104	$3,467,643
Total distributable earnings (accumulated loss)	2,533,169	814,182	502,246
Net assets at October 31, 2024	$15,787,576	$4,989,286	$3,969,889
Investment securities of affiliated issuers, at cost	$13,856,131	$4,367,479	$3,607,652
*
Amount less than one thousand.

Refer to the notes to financial statements.

29	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2024  (continued)(dollars and shares in thousands, except per-share amounts)

		2070 Fund	2065 Fund	2060 Fund	2055 Fund	2050 Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$4,592	$360,753	$1,154,065	$1,741,803	$2,575,692
	Shares outstanding	424	20,451	63,700	65,292	121,256
	Net asset value per share	$10.84	$17.64	$18.12	$26.68	$21.24
Class C:	Net assets	$120	$26,030	$107,362	$120,067	$171,804
	Shares outstanding	11	1,500	6,076	4,641	8,357
	Net asset value per share	$10.81	$17.36	$17.67	$25.87	$20.56
Class T:	Net assets	$11	$18	$17	$16	$16
	Shares outstanding	1	1	1	1	1
	Net asset value per share	$10.85	$17.78	$18.23	$26.77	$21.31
Class F-1:	Net assets	$11	$4,107	$38,425	$68,949	$101,988
	Shares outstanding	1	232	2,120	2,604	4,843
	Net asset value per share	$10.85	$17.68	$18.13	$26.48	$21.06
Class F-2:	Net assets	$243	$23,708	$88,053	$100,683	$148,158
	Shares outstanding	22	1,335	4,821	3,764	6,966
	Net asset value per share	$10.85	$17.76	$18.27	$26.75	$21.27
Class F-3:	Net assets	$11	$857	$11,787	$15,992	$18,547
	Shares outstanding	1	48	646	596	869
	Net asset value per share	$10.86	$17.79	$18.24	$26.82	$21.34
Class R-1:	Net assets	$11	$1,158	$9,973	$14,098	$21,920
	Shares outstanding	1	66	563	549	1,067
	Net asset value per share	$10.85	$17.49	$17.70	$25.68	$20.53
Class R-2:	Net assets	$3,895	$189,384	$450,223	$734,080	$1,027,195
	Shares outstanding	360	10,911	25,503	28,518	50,039
	Net asset value per share	$10.81	$17.36	$17.65	$25.74	$20.53
Class R-2E:	Net assets	$390	$22,363	$107,150	$169,015	$244,924
	Shares outstanding	36	1,278	6,003	6,485	11,817
	Net asset value per share	$10.82	$17.50	$17.85	$26.06	$20.73
Class R-3:	Net assets	$4,454	$238,735	$660,650	$1,119,045	$1,568,377
	Shares outstanding	412	13,608	36,835	42,619	75,102
	Net asset value per share	$10.82	$17.54	$17.94	$26.26	$20.88
Class R-4:	Net assets	$855	$146,874	$631,683	$1,145,538	$1,541,422
	Shares outstanding	79	8,320	34,840	43,014	72,747
	Net asset value per share	$10.84	$17.65	$18.13	$26.63	$21.19
Class R-5E:	Net assets	$2,230	$141,048	$420,471	$641,458	$951,654
	Shares outstanding	206	7,955	23,131	24,089	44,902
	Net asset value per share	$10.85	$17.73	$18.18	$26.63	$21.19
Class R-5:	Net assets	$396	$48,501	$159,235	$315,789	$405,890
	Shares outstanding	36	2,729	8,696	11,688	18,862
	Net asset value per share	$10.85	$17.77	$18.31	$27.02	$21.52
Class R-6:	Net assets	$8,344	$2,455,671	$10,466,602	$17,492,636	$24,841,885
	Shares outstanding	769	138,036	570,885	646,243	1,158,633
	Net asset value per share	$10.86	$17.79	$18.33	$27.07	$21.44

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	30

Financial statements (continued)
Statements of assets and liabilities at October 31, 2024  (continued)(dollars and shares in thousands, except per-share amounts)

		2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$2,824,913	$3,558,364	$4,044,078	$4,587,414	$3,884,288
	Shares outstanding	130,910	169,730	205,972	257,925	244,406
	Net asset value per share	$21.58	$20.96	$19.63	$17.79	$15.89
Class C:	Net assets	$172,882	$196,815	$223,874	$237,915	$178,032
	Shares outstanding	8,260	9,669	11,722	13,758	11,507
	Net asset value per share	$20.93	$20.35	$19.10	$17.29	$15.47
Class T:	Net assets	$16	$15	$15	$14	$13
	Shares outstanding	1	1	1	1	1
	Net asset value per share	$21.64	$21.02	$19.69	$17.83	$15.93
Class F-1:	Net assets	$122,856	$196,673	$229,050	$187,995	$101,749
	Shares outstanding	5,741	9,460	11,757	10,668	6,459
	Net asset value per share	$21.40	$20.79	$19.48	$17.62	$15.75
Class F-2:	Net assets	$189,288	$244,937	$296,762	$371,483	$276,127
	Shares outstanding	8,752	11,669	15,093	20,867	17,370
	Net asset value per share	$21.63	$20.99	$19.66	$17.80	$15.90
Class F-3:	Net assets	$18,278	$32,540	$40,691	$41,006	$36,267
	Shares outstanding	843	1,545	2,064	2,296	2,274
	Net asset value per share	$21.67	$21.06	$19.71	$17.86	$15.95
Class R-1:	Net assets	$33,402	$41,518	$41,865	$51,072	$24,401
	Shares outstanding	1,601	2,041	2,210	2,937	1,572
	Net asset value per share	$20.87	$20.34	$18.94	$17.39	$15.52
Class R-2:	Net assets	$1,281,549	$1,467,536	$1,659,393	$1,517,776	$1,076,018
	Shares outstanding	61,634	72,411	87,293	88,030	69,737
	Net asset value per share	$20.79	$20.27	$19.01	$17.24	$15.43
Class R-2E:	Net assets	$293,918	$340,644	$405,121	$450,034	$305,048
	Shares outstanding	13,952	16,633	21,153	25,886	19,629
	Net asset value per share	$21.07	$20.48	$19.15	$17.39	$15.54
Class R-3:	Net assets	$1,884,497	$2,182,096	$2,596,570	$2,610,887	$1,751,378
	Shares outstanding	88,890	105,662	134,321	148,937	111,754
	Net asset value per share	$21.20	$20.65	$19.33	$17.53	$15.67
Class R-4:	Net assets	$1,765,547	$2,154,025	$2,411,783	$2,583,949	$1,699,488
	Shares outstanding	81,980	102,975	123,138	145,561	107,125
	Net asset value per share	$21.54	$20.92	$19.59	$17.75	$15.86
Class R-5E:	Net assets	$1,097,783	$1,287,157	$1,298,572	$1,329,288	$927,679
	Shares outstanding	51,012	61,533	66,242	74,886	58,489
	Net asset value per share	$21.52	$20.92	$19.60	$17.75	$15.86
Class R-5:	Net assets	$455,716	$508,069	$651,747	$639,452	$429,728
	Shares outstanding	20,827	23,921	32,782	35,506	26,731
	Net asset value per share	$21.88	$21.24	$19.88	$18.01	$16.08
Class R-6:	Net assets	$27,300,173	$32,198,896	$34,581,733	$34,827,144	$22,859,491
	Shares outstanding	1,253,192	1,522,276	1,747,165	1,943,178	1,426,695
	Net asset value per share	$21.78	$21.15	$19.79	$17.92	$16.02

Refer to the notes to financial statements.

31	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of assets and liabilities at October 31, 2024  (continued)(dollars and shares in thousands, except per-share amounts)

		2020 Fund	2015 Fund	2010 Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class A:	Net assets	$2,253,661	$832,584	$529,140
	Shares outstanding	159,627	64,586	43,305
	Net asset value per share	$14.12	$12.89	$12.22
Class C:	Net assets	$98,596	$21,326	$17,501
	Shares outstanding	7,152	1,686	1,460
	Net asset value per share	$13.79	$12.65	$11.98
Class T:	Net assets	$12	$12	$12
	Shares outstanding	1	1	1
	Net asset value per share	$14.14	$12.90	$12.23
Class F-1:	Net assets	$43,133	$12,958	$10,550
	Shares outstanding	3,079	1,012	869
	Net asset value per share	$14.01	$12.80	$12.14
Class F-2:	Net assets	$146,559	$49,750	$40,132
	Shares outstanding	10,386	3,862	3,288
	Net asset value per share	$14.11	$12.88	$12.20
Class F-3:	Net assets	$24,708	$7,071	$9,890
	Shares outstanding	1,744	547	808
	Net asset value per share	$14.16	$12.93	$12.24
Class R-1:	Net assets	$7,085	$5,031	$2,704
	Shares outstanding	509	399	223
	Net asset value per share	$13.92	$12.61	$12.13
Class R-2:	Net assets	$457,837	$140,899	$74,629
	Shares outstanding	33,209	11,157	6,221
	Net asset value per share	$13.79	$12.63	$12.00
Class R-2E:	Net assets	$138,922	$49,042	$42,001
	Shares outstanding	10,052	3,883	3,507
	Net asset value per share	$13.82	$12.63	$11.98
Class R-3:	Net assets	$772,145	$268,366	$170,002
	Shares outstanding	55,284	21,019	14,026
	Net asset value per share	$13.97	$12.77	$12.12
Class R-4:	Net assets	$874,573	$206,375	$205,956
	Shares outstanding	62,002	16,019	16,877
	Net asset value per share	$14.11	$12.88	$12.20
Class R-5E:	Net assets	$430,490	$103,135	$93,358
	Shares outstanding	30,578	8,029	7,667
	Net asset value per share	$14.08	$12.85	$12.18
Class R-5:	Net assets	$193,733	$70,035	$45,758
	Shares outstanding	13,577	5,383	3,713
	Net asset value per share	$14.27	$13.01	$12.33
Class R-6:	Net assets	$10,346,122	$3,222,702	$2,728,256
	Shares outstanding	727,762	248,862	222,172
	Net asset value per share	$14.22	$12.95	$12.28

Refer to the notes to financial statements.

American Funds Target Date Retirement Series	32

Financial statements (continued)
Statements of operations for the year ended October 31, 2024 (dollars in thousands)

	2070 Fund[1]	2065 Fund	2060 Fund	2055 Fund	2050 Fund
Investment income:
Income:
Dividends from affiliated issuers	$43	$40,956	$191,003	$331,359	$513,360
Fees and expenses[2]:
Distribution services	14	3,514	11,867	19,147	27,806
Transfer agent services	6	1,478	4,988	8,251	12,015
Reports to shareholders	— [3]	20	93	161	234
Registration statement and prospectus	1	171	580	872	1,142
Trustees’ compensation	— [3]	10	46	78	113
Auditing and legal	— [3]	3	15	26	37
Custodian	— [3]	2	6	11	16
Other	— [3]	1	4	6	9
Total fees and expenses before reimbursement	21	5,199	17,599	28,552	41,372
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	— [3]	—	—	—	—
Total fees and expenses after reimbursement	21	5,199	17,599	28,552	41,372
Net investment income (loss)	22	35,757	173,404	302,807	471,988
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	(7)	(1,515)	(12,121)	(18,448)	(22,517)
Net realized gain (loss) on in-kind redemptions	—	4,069	37,891	80,476	137,376
Capital gain distributions received from affiliated issuers	7	64,054	315,711	540,027	760,287
	—	66,608	341,481	602,055	875,146
Net unrealized appreciation (depreciation) on investments in affiliated issuers	270	525,726	2,480,829	4,270,561	6,144,930
Net realized gain (loss) and unrealized appreciation (depreciation)	270	592,334	2,822,310	4,872,616	7,020,076
Net increase (decrease) in net assets resulting from operations	$292	$628,091	$2,995,714	$5,175,423	$7,492,064

Refer to the end of the statements of operations for footnotes.
Refer to the notes to financial statements.

33	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of operations for the year ended October 31, 2024  (continued)(dollars in thousands)

	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund
Investment income:
Income:
Dividends from affiliated issuers	$604,487	$773,992	$1,014,083	$1,208,596	$1,005,049
Fees and expenses[2]:
Distribution services	32,153	38,806	44,573	47,087	34,943
Transfer agent services	13,976	16,876	19,133	20,027	14,906
Reports to shareholders	262	316	334	355	256
Registration statement and prospectus	1,205	1,383	1,471	1,381	706
Trustees’ compensation	126	152	167	175	124
Auditing and legal	42	51	55	58	42
Custodian	18	22	24	26	19
Other	10	12	14	15	11
Total fees and expenses before reimbursement	47,792	57,618	65,771	69,124	51,007
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	—	—	—	—	—
Total fees and expenses after reimbursement	47,792	57,618	65,771	69,124	51,007
Net investment income (loss)	556,695	716,374	948,312	1,139,472	954,042
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	4,209	51,695	390,808	106,564	472,882
Net realized gain (loss) on in-kind redemptions	178,574	248,441	259,867	275,607	178,556
Capital gain distributions received from affiliated issuers	795,678	887,250	807,810	694,619	346,278
	978,461	1,187,386	1,458,485	1,076,790	997,716
Net unrealized appreciation (depreciation) on investments in affiliated issuers	6,764,563	7,853,651	7,342,695	7,139,307	4,179,250
Net realized gain (loss) and unrealized appreciation (depreciation)	7,743,024	9,041,037	8,801,180	8,216,097	5,176,966
Net increase (decrease) in net assets resulting from operations	$8,299,719	$9,757,411	$9,749,492	$9,355,569	$6,131,008

Refer to the end of the statements of operations for footnotes.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	34

Financial statements (continued)
Statements of operations for the year ended October 31, 2024  (continued)(dollars in thousands)

	2020 Fund	2015 Fund	2010 Fund
Investment income:
Income:
Dividends from affiliated issuers	$512,122	$168,263	$136,176
Fees and expenses[2]:
Distribution services	17,360	5,681	3,789
Transfer agent services	7,355	2,345	1,612
Reports to shareholders	123	38	30
Registration statement and prospectus	292	93	72
Trustees’ compensation	60	19	15
Auditing and legal	20	6	5
Custodian	9	3	2
Other	5	2	1
Total fees and expenses before reimbursement	25,224	8,187	5,526
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	—	—	—
Total fees and expenses after reimbursement	25,224	8,187	5,526
Net investment income (loss)	486,898	160,076	130,650
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on sale of investments in affiliated issuers	234,244	75,492	53,757
Net realized gain (loss) on in-kind redemptions	89,818	30,867	12,890
Capital gain distributions received from affiliated issuers	130,326	33,630	22,500
	454,388	139,989	89,147
Net unrealized appreciation (depreciation) on investments in affiliated issuers	1,937,566	557,350	426,415
Net realized gain (loss) and unrealized appreciation (depreciation)	2,391,954	697,339	515,562
Net increase (decrease) in net assets resulting from operations	$2,878,852	$857,415	$646,212
1
For the period May 3, 2024, commencement of operations, through October 31, 2024.
2
Additional information related to class-specific fees and expenses is included in the notes to financial statements.
3
Amount less than one thousand.

Refer to the notes to financial statements.

35	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of changes in net assets(dollars in thousands)

	2070 Fund	2065 Fund		2060 Fund
	Period ended October 31,	Year ended October 31,		Year ended October 31,
	2024*	2024	2023	2024	2023
Operations:
Net investment income (loss)	$22	$35,757	$15,125	$173,404	$105,917
Net realized gain (loss)	—	66,608	13,561	341,481	110,523
Net unrealized appreciation (depreciation)	270	525,726	26,594	2,480,829	318,554
Net increase (decrease) in net assets resulting from operations	292	628,091	55,280	2,995,714	534,994
Distributions paid to shareholders	—	(37,836)	(32,146)	(237,831)	(400,155)
Net capital share transactions	25,271	1,383,086	892,746	2,532,750	2,628,406
Total increase (decrease) in net assets	25,563	1,973,341	915,880	5,290,633	2,763,245
Net assets:
Beginning of year	—	1,685,866	769,986	9,015,063	6,251,818
End of year	$25,563	$3,659,207	$1,685,866	$14,305,696	$9,015,063

	2055 Fund		2050 Fund		2045 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$302,807	$200,282	$471,988	$324,028	$556,695	$392,252
Net realized gain (loss)	602,055	216,272	875,146	332,054	978,461	384,803
Net unrealized appreciation (depreciation)	4,270,561	635,441	6,144,930	941,381	6,764,563	990,838
Net increase (decrease) in net assets resulting from operations	5,175,423	1,051,995	7,492,064	1,597,463	8,299,719	1,767,893
Distributions paid to shareholders	(437,010)	(846,104)	(678,975)	(1,344,820)	(789,874)	(1,481,241)
Net capital share transactions	2,954,909	3,643,464	3,145,555	4,417,222	3,291,726	4,445,525
Total increase (decrease) in net assets	7,693,322	3,849,355	9,958,644	4,669,865	10,801,571	4,732,177
Net assets:
Beginning of year	15,985,847	12,136,492	23,660,828	18,990,963	26,639,247	21,907,070
End of year	$23,679,169	$15,985,847	$33,619,472	$23,660,828	$37,440,818	$26,639,247

Refer to the end of the statements of changes in net assets for footnotes.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	36

Financial statements (continued)
Statements of changes in net assets (continued)(dollars in thousands)

	2040 Fund		2035 Fund		2030 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$716,374	$541,004	$948,312	$757,739	$1,139,472	$991,930
Net realized gain (loss)	1,187,386	461,472	1,458,485	442,280	1,076,790	368,627
Net unrealized appreciation (depreciation)	7,853,651	1,141,726	7,342,695	870,697	7,139,307	573,725
Net increase (decrease) in net assets resulting from operations	9,757,411	2,144,202	9,749,492	2,070,716	9,355,569	1,934,282
Distributions paid to shareholders	(981,887)	(1,755,501)	(1,122,500)	(1,719,406)	(1,246,768)	(1,614,161)
Net capital share transactions	3,090,539	4,860,640	3,533,207	4,878,047	1,560,316	3,887,880
Total increase (decrease) in net assets	11,866,063	5,249,341	12,160,199	5,229,357	9,669,117	4,208,001
Net assets:
Beginning of year	32,543,222	27,293,881	36,321,055	31,091,698	39,766,312	35,558,311
End of year	$44,409,285	$32,543,222	$48,481,254	$36,321,055	$49,435,429	$39,766,312

	2025 Fund		2020 Fund		2015 Fund
	Year ended October 31,		Year ended October 31,		Year ended October 31,
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$954,042	$919,846	$486,898	$527,039	$160,076	$172,871
Net realized gain (loss)	997,716	277,787	454,388	99,492	139,989	46,056
Net unrealized appreciation (depreciation)	4,179,250	86,493	1,937,566	(53,604)	557,350	(55,274)
Net increase (decrease) in net assets resulting from operations	6,131,008	1,284,126	2,878,852	572,927	857,415	163,653
Distributions paid to shareholders	(1,032,983)	(1,193,144)	(538,800)	(633,028)	(182,412)	(188,753)
Net capital share transactions	(1,503,443)	766,905	(1,527,551)	(647,419)	(420,570)	(224,300)
Total increase (decrease) in net assets	3,594,582	857,887	812,501	(707,520)	254,433	(249,400)
Net assets:
Beginning of year	29,955,125	29,097,238	14,975,075	15,682,595	4,734,853	4,984,253
End of year	$33,549,707	$29,955,125	$15,787,576	$14,975,075	$4,989,286	$4,734,853

Refer to the end of the statements of changes in net assets for footnotes.
Refer to the notes to financial statements.

37	American Funds Target Date Retirement Series

Financial statements (continued)
Statements of changes in net assets (continued)(dollars in thousands)

	2010 Fund
	Year ended October 31,
	2024	2023
Operations:
Net investment income (loss)	$130,650	$137,267
Net realized gain (loss)	89,147	29,683
Net unrealized appreciation (depreciation)	426,415	(56,537)
Net increase (decrease) in net assets resulting from operations	646,212	110,413
Distributions paid to shareholders	(142,737)	(137,515)
Net capital share transactions	(238,393)	(162,964)
Total increase (decrease) in net assets	265,082	(190,066)
Net assets:
Beginning of year	3,704,807	3,894,873
End of year	$3,969,889	$3,704,807
*
For the period May 3, 2024, commencement of operations, through October 31, 2024.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	38

Notes to financial statements
1. Organization

American Funds Target Date Retirement Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The series consists of 13 funds (the "funds") — American Funds 2070 Target Date Retirement Fund (“2070 Fund”), American Funds 2065 Target Date Retirement Fund (“2065 Fund”), American Funds 2060 Target Date Retirement Fund (“2060 Fund”), American Funds 2055 Target Date Retirement Fund (“2055 Fund”), American Funds 2050 Target Date Retirement Fund (“2050 Fund”), American Funds 2045 Target Date Retirement Fund (“2045 Fund”), American Funds 2040 Target Date Retirement Fund (“2040 Fund”), American Funds 2035 Target Date Retirement Fund (“2035 Fund”), American Funds 2030 Target Date Retirement Fund (“2030 Fund”), American Funds 2025 Target Date Retirement Fund (“2025 Fund”), American Funds 2020 Target Date Retirement Fund (“2020 Fund”), American Funds 2015 Target Date Retirement Fund (“2015 Fund”) and American Funds 2010 Target Date Retirement Fund (“2010 Fund”). The assets of each fund are segregated, with each fund accounted for separately.
Each fund in the series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. Capital Research and Management Company (“CRMC”), the series’ investment adviser, is also the investment adviser of the underlying funds.
Each fund in the series has 14 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The eight retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The funds’ share classes are described further in the following table:
Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 5.75%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years
Class T*	Up to 2.50%	None	None
Classes F-1, F-2 and F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*
Class T shares of each fund are not available for purchase.
Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution and transfer agent services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class of each fund.
2. Significant accounting policies

Each fund in the series is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies in this section, as well as the valuation policies described in the next section on valuation.

39	American Funds Target Date Retirement Series

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date. Distributions received by the funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.
Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.
Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution and transfer agent services, are charged directly to the respective share class of each fund.
Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.
In-kind redemptions — The funds normally redeem shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in each fund’s statement of operations.
3. Valuation

Security valuation — The net asset value per share of each fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information.
Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of October 31, 2024, all of the investment securities held by each fund were classified as Level 1.
4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.
Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause the funds to lose value or their results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, each fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk each fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

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Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as each fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by each fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.
Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds, as described below.
Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.
Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.
Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

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Investing outside the United States — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by an underlying fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.
Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.
Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”
Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

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Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.
Investing in securities backed by the U.S. government — U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks  associated with rising interest rates.
Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

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Management — The investment adviser to each fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.
As of and during the year ended October 31, 2024, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.
Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.
Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses, cost of investments sold and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Additional tax basis disclosures for each fund as of October 31, 2024, were as follows (dollars in thousands):
	2070 Fund	2065 Fund	2060 Fund	2055 Fund	2050 Fund	2045 Fund
Undistributed ordinary income	$18	$11,641	$53,057	$97,695	$162,014	$207,839
Undistributed long-term capital gains	7	63,520	310,869	529,653	748,299	802,275
Gross unrealized appreciation on investments	288	428,677	2,240,146	4,242,747	6,642,499	7,519,911
Gross unrealized depreciation on investments	(26)	(7,337)	(61,025)	(117,561)	(183,469)	(210,997)
Net unrealized (depreciation) appreciation on investments	262	421,340	2,179,121	4,125,186	6,459,030	7,308,914
Cost of investments	25,310	3,238,339	12,127,812	19,556,444	27,164,030	30,136,851
Reclassification from total accumulated loss/ distributable earnings to capital paid in on shares of beneficial interest	4	11,959	73,812	135,754	216,857	259,802

	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund
Undistributed ordinary income	$290,045	$483,288	$656,333	$552,261	$274,818	$94,161	$77,616
Undistributed long-term capital gains	949,032	1,183,462	780,163	810,463	351,705	106,325	77,247
Gross unrealized appreciation on investments	9,131,866	8,677,386	8,190,469	5,068,596	2,551,153	802,898	508,392
Gross unrealized depreciation on investments	(268,903)	(642,827)	(1,233,871)	(1,280,656)	(644,343)	(189,142)	(160,966)
Net unrealized (depreciation) appreciation on investments	8,862,963	8,034,559	6,956,598	3,787,940	1,906,810	613,756	347,426
Cost of investments	35,552,071	40,453,262	42,485,736	29,766,876	13,883,271	4,376,376	3,623,067
Reclassification from total accumulated loss/ distributable earnings to capital paid in on shares of beneficial interest	350,532	381,878	391,574	302,900	151,855	49,623	28,424

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No distributions were paid to shareholders of the 2070 Fund during the period May 3, 2024, commencement of operations, through October 31, 2024. Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):
2065 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$2,400	$1,558	$3,958	$568	$3,572	$4,140
Class C	87	117	204	— *	264	264
Class T	— *	— *	— *	— *	— *	— *
Class F-1	30	20	50	10	59	69
Class F-2	195	104	299	49	212	261
Class F-3	8	4	12	3	12	15
Class R-1	4	7	11	—	20	20
Class R-2	651	856	1,507	—	2,050	2,050
Class R-2E	113	100	213	13	200	213
Class R-3	1,297	1,038	2,335	220	2,328	2,548
Class R-4	981	624	1,605	237	1,448	1,685
Class R-5E	1,012	562	1,574	250	1,138	1,388
Class R-5	420	220	640	113	468	581
Class R-6	16,834	8,594	25,428	3,828	15,084	18,912
Total	$24,032	$13,804	$37,836	$5,291	$26,855	$32,146
2060 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$10,400	$8,850	$19,250	$3,251	$34,061	$37,312
Class C	468	920	1,388	—	3,859	3,859
Class T	— *	— *	— *	— *	1	1
Class F-1	389	347	736	137	1,647	1,784
Class F-2	898	640	1,538	356	2,593	2,949
Class F-3	161	109	270	46	296	342
Class R-1	47	86	133	—	318	318
Class R-2	1,906	3,708	5,614	—	15,389	15,389
Class R-2E	692	857	1,549	41	3,516	3,557
Class R-3	4,954	5,413	10,367	827	21,028	21,855
Class R-4	5,740	4,881	10,621	1,642	18,527	20,169
Class R-5E	4,313	3,191	7,504	1,499	11,727	13,226
Class R-5	1,773	1,237	3,010	764	5,296	6,060
Class R-6	104,932	70,919	175,851	36,490	236,844	273,334
Total	$136,673	$101,158	$237,831	$45,053	$355,102	$400,155
Refer to the end of the tables for footnote.

45	American Funds Target Date Retirement Series

2055 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$16,861	$14,769	$31,630	$5,895	$63,726	$69,621
Class C	597	1,165	1,762	—	5,460	5,460
Class T	— *	— *	— *	— *	1	1
Class F-1	669	599	1,268	233	2,832	3,065
Class F-2	1,149	843	1,992	441	3,327	3,768
Class F-3	206	143	349	99	673	772
Class R-1	67	131	198	—	585	585
Class R-2	3,520	6,820	10,340	—	31,108	31,108
Class R-2E	1,279	1,633	2,912	87	7,423	7,510
Class R-3	8,781	9,894	18,675	1,699	44,007	45,706
Class R-4	11,542	10,120	21,662	3,742	44,089	47,831
Class R-5E	7,023	5,364	12,387	2,832	23,247	26,079
Class R-5	3,943	2,834	6,777	1,828	13,268	15,096
Class R-6	192,784	134,274	327,058	75,572	513,930	589,502
Total	$248,421	$188,589	$437,010	$92,428	$753,676	$846,104
2050 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$27,704	$23,290	$50,994	$12,018	$101,803	$113,821
Class C	978	1,753	2,731	—	8,344	8,344
Class T	— *	— *	— *	— *	1	1
Class F-1	1,046	906	1,952	482	4,451	4,933
Class F-2	1,832	1,306	3,138	840	5,312	6,152
Class F-3	251	170	421	133	768	901
Class R-1	124	221	345	—	995	995
Class R-2	5,703	9,991	15,694	—	45,829	45,829
Class R-2E	2,070	2,504	4,574	406	11,403	11,809
Class R-3	14,834	15,839	30,673	4,349	70,138	74,487
Class R-4	17,701	14,992	32,693	7,258	66,515	73,773
Class R-5E	11,211	8,303	19,514	5,323	36,050	41,373
Class R-5	5,497	3,849	9,346	3,125	19,074	22,199
Class R-6	301,931	204,969	506,900	138,818	801,385	940,203
Total	$390,882	$288,093	$678,975	$172,752	$1,172,068	$1,344,820
Refer to the end of the tables for footnote.

American Funds Target Date Retirement Series	46

2045 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$32,751	$25,731	$58,482	$15,490	$105,959	$121,449
Class C	1,150	1,794	2,944	83	8,025	8,108
Class T	— *	— *	— *	— *	1	1
Class F-1	1,380	1,115	2,495	705	5,092	5,797
Class F-2	2,404	1,622	4,026	1,223	6,454	7,677
Class F-3	225	144	369	110	534	644
Class R-1	212	324	536	10	1,335	1,345
Class R-2	8,230	12,566	20,796	313	54,247	54,560
Class R-2E	2,694	3,011	5,705	894	15,947	16,841
Class R-3	17,965	17,604	35,569	6,274	73,753	80,027
Class R-4	21,231	16,790	38,021	9,618	69,908	79,526
Class R-5E	13,812	9,643	23,455	7,341	41,287	48,628
Class R-5	6,524	4,311	10,835	3,911	20,034	23,945
Class R-6	357,246	229,395	586,641	175,886	856,807	1,032,693
Total	$465,824	$324,050	$789,874	$221,858	$1,259,383	$1,481,241
2040 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$44,285	$31,533	$75,818	$25,309	$124,604	$149,913
Class C	1,466	1,989	3,455	452	8,630	9,082
Class T	— *	— *	— *	— *	1	1
Class F-1	2,325	1,686	4,011	1,381	7,149	8,530
Class F-2	3,335	2,049	5,384	1,912	7,587	9,499
Class F-3	397	233	630	243	901	1,144
Class R-1	291	386	677	81	1,540	1,621
Class R-2	10,753	14,063	24,816	2,640	57,732	60,372
Class R-2E	3,497	3,433	6,930	1,509	14,095	15,604
Class R-3	23,659	20,792	44,451	11,454	83,984	95,438
Class R-4	28,158	20,147	48,305	15,610	80,953	96,563
Class R-5E	18,091	11,494	29,585	11,163	46,623	57,786
Class R-5	7,819	4,718	12,537	5,697	22,043	27,740
Class R-6	457,162	268,126	725,288	259,684	962,524	1,222,208
Total	$601,238	$380,649	$981,887	$337,135	$1,418,366	$1,755,501
Refer to the end of the tables for footnote.

47	American Funds Target Date Retirement Series

2035 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$60,041	$31,153	$91,194	$40,261	$111,090	$151,351
Class C	2,140	1,890	4,030	1,172	7,454	8,626
Class T	— *	— *	— *	— *	1	1
Class F-1	3,431	1,806	5,237	2,373	6,796	9,169
Class F-2	4,814	2,198	7,012	3,272	7,669	10,941
Class F-3	732	321	1,053	558	1,238	1,796
Class R-1	421	353	774	215	1,263	1,478
Class R-2	15,945	13,788	29,733	7,790	51,748	59,538
Class R-2E	5,168	3,500	8,668	3,330	14,372	17,702
Class R-3	33,013	20,516	53,529	20,810	76,261	97,071
Class R-4	37,694	19,637	57,331	24,937	71,033	95,970
Class R-5E	20,813	9,787	30,600	15,430	37,623	53,053
Class R-5	11,361	5,101	16,462	8,805	20,207	29,012
Class R-6	567,951	248,926	816,877	367,555	816,143	1,183,698
Total	$763,524	$358,976	$1,122,500	$496,508	$1,222,898	$1,719,406
2030 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$81,419	$28,904	$110,323	$62,508	$91,419	$153,927
Class C	3,042	1,702	4,744	2,233	5,934	8,167
Class T	— *	— *	— *	— *	— *	— *
Class F-1	3,168	1,145	4,313	2,585	3,906	6,491
Class F-2	7,234	2,290	9,524	5,572	7,115	12,687
Class F-3	974	297	1,271	780	952	1,732
Class R-1	599	331	930	400	1,079	1,479
Class R-2	18,858	10,349	29,207	12,542	34,075	46,617
Class R-2E	6,797	3,071	9,868	5,051	10,314	15,365
Class R-3	42,385	17,612	59,997	31,189	57,187	88,376
Class R-4	48,898	17,451	66,349	37,858	56,866	94,724
Class R-5E	25,783	8,392	34,175	21,510	28,435	49,945
Class R-5	13,063	4,075	17,138	11,851	14,887	26,738
Class R-6	688,852	210,077	898,929	498,834	609,079	1,107,913
Total	$941,072	$305,696	$1,246,768	$692,913	$921,248	$1,614,161
Refer to the end of the tables for footnote.

American Funds Target Date Retirement Series	48

2025 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$86,871	$25,460	$112,331	$73,381	$62,014	$135,395
Class C	3,210	1,386	4,596	2,771	3,769	6,540
Class T	— *	— *	— *	— *	— *	— *
Class F-1	2,209	657	2,866	2,066	1,770	3,836
Class F-2	6,640	1,758	8,398	5,798	4,347	10,145
Class F-3	957	245	1,202	863	623	1,486
Class R-1	408	177	585	345	484	829
Class R-2	17,798	7,575	25,373	14,006	19,466	33,472
Class R-2E	6,253	2,232	8,485	5,669	6,377	12,046
Class R-3	36,571	12,301	48,872	30,670	31,351	62,021
Class R-4	42,023	12,373	54,396	36,503	31,449	67,952
Class R-5E	22,693	6,156	28,849	21,827	16,879	38,706
Class R-5	11,209	2,928	14,137	11,439	8,462	19,901
Class R-6	575,564	147,329	722,893	465,043	335,772	800,815
Total	$812,406	$220,577	$1,032,983	$670,381	$522,763	$1,193,144
2020 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$59,029	$13,025	$72,054	$55,288	$31,926	$87,214
Class C	2,089	667	2,756	2,114	1,863	3,977
Class T	— *	— *	— *	— *	— *	— *
Class F-1	1,206	268	1,474	1,175	692	1,867
Class F-2	3,985	806	4,791	4,072	2,127	6,199
Class F-3	668	131	799	461	233	694
Class R-1	159	50	209	141	132	273
Class R-2	9,001	2,804	11,805	8,288	7,368	15,656
Class R-2E	3,350	905	4,255	3,355	2,481	5,836
Class R-3	19,290	4,860	24,150	18,739	12,848	31,587
Class R-4	24,083	5,359	29,442	23,060	13,665	36,725
Class R-5E	12,634	2,607	15,241	13,372	7,186	20,558
Class R-5	5,981	1,192	7,173	6,583	3,398	9,981
Class R-6	304,996	59,655	364,651	274,083	138,378	412,461
Total	$446,471	$92,329	$538,800	$410,731	$222,297	$633,028
Refer to the end of the tables for footnote.

49	American Funds Target Date Retirement Series

2015 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$22,377	$6,377	$28,754	$21,321	$9,556	$30,877
Class C	488	206	694	568	391	959
Class T	— *	— *	— *	— *	— *	— *
Class F-1	321	92	413	286	132	418
Class F-2	1,456	381	1,837	1,346	548	1,894
Class F-3	216	55	271	193	76	269
Class R-1	118	46	164	107	70	177
Class R-2	2,927	1,177	4,104	2,682	1,866	4,548
Class R-2E	1,140	394	1,534	1,169	677	1,846
Class R-3	6,568	2,140	8,708	6,565	3,474	10,039
Class R-4	6,165	1,772	7,937	6,152	2,819	8,971
Class R-5E	3,258	871	4,129	3,583	1,498	5,081
Class R-5	2,108	543	2,651	2,220	891	3,111
Class R-6	96,730	24,486	121,216	86,525	34,038	120,563
Total	$143,872	$38,540	$182,412	$132,717	$56,036	$188,753
2010 Fund
	Year ended October 31, 2024			Year ended October 31, 2023
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$14,849	$3,803	$18,652	$13,671	$5,117	$18,788
Class C	391	144	535	397	227	624
Class T	— *	— *	— *	— *	— *	— *
Class F-1	279	72	351	252	93	345
Class F-2	1,302	306	1,608	1,117	374	1,491
Class F-3	279	64	343	281	91	372
Class R-1	51	18	69	39	20	59
Class R-2	1,650	579	2,229	1,364	784	2,148
Class R-2E	993	307	1,300	1,011	490	1,501
Class R-3	4,348	1,277	5,625	4,309	1,875	6,184
Class R-4	6,004	1,550	7,554	5,494	2,086	7,580
Class R-5E	2,764	666	3,430	3,085	1,065	4,150
Class R-5	1,603	372	1,975	1,640	543	2,183
Class R-6	80,665	18,401	99,066	69,523	22,567	92,090
Total	$115,178	$27,559	$142,737	$102,183	$35,332	$137,515
*
Amount less than one thousand.

American Funds Target Date Retirement Series	50

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, CCG and AFS are considered related parties to the series.
Investment advisory services — The series has an investment advisory and service agreement with CRMC. CRMC receives fees from the underlying funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in each fund’s financial highlights tables.
Class-specific fees and expenses — Expenses that are specific to individual share classes of each fund are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:
Distribution services — The series has plans of distribution for all share classes of each fund, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.
Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Classes C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Class R-3	0.50	0.75
Classes T, F-1 and R-4	0.25	0.50
For Class A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by CCG for certain shares sold without a sales charge. This share class reimburses CCG for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. As of October 31, 2024, there were no unreimbursed expenses subject to reimbursement for any of the funds’ Class A shares.
Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.
Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to the series. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the series and market developments that impact underlying fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each underlying fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets for Class R-6 shares. CRMC receives administrative services fees at the annual rate of 0.03% of the average daily net assets of the Class R-6 shares of each underlying fund for CRMC’s provision of administrative services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

51	American Funds Target Date Retirement Series

For the year ended October 31, 2024, the class-specific expenses of each fund under these agreements were as follows
(dollars in thousands):
2070 Fund*
Share class	Distribution services	Transfer agent services
Class A	$3	$1
Class C	— †	— †
Class T	—	— †
Class F-1	—	— †
Class F-2	Not applicable	— †
Class F-3	Not applicable	— †
Class R-1	— †	— †
Class R-2	6	2
Class R-2E	— †	— †
Class R-3	5	2
Class R-4	— †	— †
Class R-5E	Not applicable	1
Class R-5	Not applicable	— †
Class R-6	Not applicable	— †
Total class-specific expenses	$14	$6
2065 Fund
Share class	Distribution services	Transfer agent services
Class A	$766	$260
Class C	211	19
Class T	—	— †
Class F-1	9	4
Class F-2	Not applicable	17
Class F-3	Not applicable	— †
Class R-1	11	1
Class R-2	1,166	535
Class R-2E	107	35
Class R-3	952	280
Class R-4	292	115
Class R-5E	Not applicable	155
Class R-5	Not applicable	20
Class R-6	Not applicable	37
Total class-specific expenses	$3,514	$1,478
2060 Fund
Share class	Distribution services	Transfer agent services
Class A	$2,600	$921
Class C	985	90
Class T	—	— †
Class F-1	93	44
Class F-2	Not applicable	69
Class F-3	Not applicable	— †
Class R-1	92	9
Class R-2	3,067	1,412
Class R-2E	568	188
Class R-3	3,054	907
Class R-4	1,408	559
Class R-5E	Not applicable	532
Class R-5	Not applicable	72
Class R-6	Not applicable	185
Total class-specific expenses	$11,867	$4,988
Refer to the end of the tables for footnotes.
2055 Fund
Share class	Distribution services	Transfer agent services
Class A	$3,884	$1,416
Class C	1,125	103
Class T	—	— †
Class F-1	158	73
Class F-2	Not applicable	81
Class F-3	Not applicable	— †
Class R-1	132	13
Class R-2	5,131	2,361
Class R-2E	943	314
Class R-3	5,135	1,525
Class R-4	2,639	1,051
Class R-5E	Not applicable	842
Class R-5	Not applicable	150
Class R-6	Not applicable	322
Total class-specific expenses	$19,147	$8,251

American Funds Target Date Retirement Series	52

2050 Fund
Share class	Distribution services	Transfer agent services
Class A	$5,722	$2,127
Class C	1,626	149
Class T	—	— †
Class F-1	233	108
Class F-2	Not applicable	120
Class F-3	Not applicable	— †
Class R-1	208	20
Class R-2	7,237	3,331
Class R-2E	1,371	458
Class R-3	7,717	2,300
Class R-4	3,692	1,475
Class R-5E	Not applicable	1,266
Class R-5	Not applicable	196
Class R-6	Not applicable	465
Total class-specific expenses	$27,806	$12,015
2045 Fund
Share class	Distribution services	Transfer agent services
Class A	$6,330	$2,336
Class C	1,651	152
Class T	—	— †
Class F-1	278	129
Class F-2	Not applicable	152
Class F-3	Not applicable	— †
Class R-1	316	31
Class R-2	9,025	4,161
Class R-2E	1,662	555
Class R-3	8,721	2,591
Class R-4	4,170	1,665
Class R-5E	Not applicable	1,468
Class R-5	Not applicable	220
Class R-6	Not applicable	516
Total class-specific expenses	$32,153	$13,976
2040 Fund
Share class	Distribution services	Transfer agent services
Class A	$8,045	$2,959
Class C	1,896	173
Class T	—	— †
Class F-1	447	207
Class F-2	Not applicable	196
Class F-3	Not applicable	1
Class R-1	387	38
Class R-2	10,450	4,819
Class R-2E	1,934	647
Class R-3	10,494	3,126
Class R-4	5,153	2,060
Class R-5E	Not applicable	1,785
Class R-5	Not applicable	249
Class R-6	Not applicable	616
Total class-specific expenses	$38,806	$16,876
2035 Fund
Share class	Distribution services	Transfer agent services
Class A	$9,260	$3,387
Class C	2,131	195
Class T	—	— †
Class F-1	534	250
Class F-2	Not applicable	241
Class F-3	Not applicable	1
Class R-1	399	39
Class R-2	11,915	5,497
Class R-2E	2,316	775
Class R-3	12,186	3,629
Class R-4	5,832	2,334
Class R-5E	Not applicable	1,800
Class R-5	Not applicable	318
Class R-6	Not applicable	667
Total class-specific expenses	$44,573	$19,133
2030 Fund
Share class	Distribution services	Transfer agent services
Class A	$10,900	$3,909
Class C	2,345	214
Class T	—	— †
Class F-1	439	205
Class F-2	Not applicable	319
Class F-3	Not applicable	1
Class R-1	482	48
Class R-2	11,123	5,139
Class R-2E	2,564	860
Class R-3	12,829	3,830
Class R-4	6,405	2,570
Class R-5E	Not applicable	1,914
Class R-5	Not applicable	322
Class R-6	Not applicable	696
Total class-specific expenses	$47,087	$20,027
Refer to the end of the tables for footnotes.
2025 Fund
Share class	Distribution services	Transfer agent services
Class A	$9,267	$3,423
Class C	1,868	171
Class T	—	— †
Class F-1	244	116
Class F-2	Not applicable	239
Class F-3	Not applicable	1
Class R-1	241	24
Class R-2	8,106	3,754
Class R-2E	1,836	619
Class R-3	8,935	2,676
Class R-4	4,446	1,794
Class R-5E	Not applicable	1,381
Class R-5	Not applicable	226
Class R-6	Not applicable	482
Total class-specific expenses	$34,943	$14,906

53	American Funds Target Date Retirement Series

2020 Fund
Share class	Distribution services	Transfer agent services
Class A	$5,448	$2,022
Class C	1,057	96
Class T	—	— †
Class F-1	109	52
Class F-2	Not applicable	132
Class F-3	Not applicable	1
Class R-1	75	8
Class R-2	3,499	1,623
Class R-2E	859	291
Class R-3	4,041	1,214
Class R-4	2,272	918
Class R-5E	Not applicable	666
Class R-5	Not applicable	107
Class R-6	Not applicable	225
Total class-specific expenses	$17,360	$7,355
2015 Fund

Share class	Distribution services	Transfer agent services
Class A	$2,055	$745
Class C	238	22
Class T	—	— †
Class F-1	30	14
Class F-2	Not applicable	46
Class F-3	Not applicable	— †
Class R-1	59	6
Class R-2	1,087	504
Class R-2E	292	99
Class R-3	1,361	409
Class R-4	559	226
Class R-5E	Not applicable	168
Class R-5	Not applicable	37
Class R-6	Not applicable	69
Total class-specific expenses	$5,681	$2,345
2010 Fund

Share class	Distribution services	Transfer agent services
Class A	$1,295	$478
Class C	189	17
Class T	—	— †
Class F-1	24	12
Class F-2	Not applicable	39
Class F-3	Not applicable	— †
Class R-1	26	3
Class R-2	583	271
Class R-2E	252	85
Class R-3	885	267
Class R-4	535	216
Class R-5E	Not applicable	141
Class R-5	Not applicable	26
Class R-6	Not applicable	57
Total class-specific expenses	$3,789	$1,612
*
For the period May 3, 2024, commencement of operations, through October 31, 2024.
†
Amount less than one thousand.

American Funds Target Date Retirement Series	54

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. Trustees’ compensation shown on the accompanying financial statements reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):
	Current fees	Increase in value of deferred amounts	Total trustees’ compensation
2070 Fund	$— *	$— *	$— *
2065 Fund	7	3	10
2060 Fund	31	15	46
2055 Fund	53	25	78
2050 Fund	76	37	113
2045 Fund	85	41	126
2040 Fund	102	50	152
2035 Fund	112	55	167
2030 Fund	117	58	175
2025 Fund	83	41	124
2020 Fund	40	20	60
2015 Fund	13	6	19
2010 Fund	10	5	15
*
Amount less than one thousand.
Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from any of the funds in the series.
7. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.
8. Investment transactions

The funds engaged in purchases and sales of investment securities of affiliated issuers during the year ended October 31, 2024, as follows (dollars in thousands):
	Purchases	Sales
2070 Fund	$26,126	$816
2065 Fund	1,561,832	116,637
2060 Fund	3,388,211	604,195
2055 Fund	4,445,266	1,084,379
2050 Fund	5,203,195	1,504,160
2045 Fund	5,492,955	1,637,762
2040 Fund	5,947,785	2,234,677
2035 Fund	7,268,442	3,078,684
2030 Fund	5,457,718	3,275,895
2025 Fund	3,170,024	4,378,128
2020 Fund	807,516	2,241,359
2015 Fund	319,591	723,573
2010 Fund	325,475	550,593

55	American Funds Target Date Retirement Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):
2070 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
For the period May 3, 2024[2] to October 31, 2024
Class A	$5,225	488	$—	—	$(697)	(64)	$4,528	424
Class C	120	11	—	—	(1)	— [3]	119	11
Class T	10	1	—	—	—	—	10	1
Class F-1	10	1	—	—	—	—	10	1
Class F-2	239	22	—	—	(1)	— [3]	238	22
Class F-3	10	1	—	—	—	—	10	1
Class R-1	10	1	—	—	— [3]	— [3]	10	1
Class R-2	3,913	366	—	—	(66)	(6)	3,847	360
Class R-2E	390	36	—	—	(1)	— [3]	389	36
Class R-3	4,959	467	—	—	(588)	(55)	4,371	412
Class R-4	1,124	106	—	—	(288)	(27)	836	79
Class R-5E	2,563	240	—	—	(363)	(34)	2,200	206
Class R-5	420	38	—	—	(21)	(2)	399	36
Class R-6	9,213	855	—	—	(909)	(86)	8,304	769
Total net increase (decrease)	$28,206	2,633	$—	—	$(2,935)	(274)	$25,271	2,359
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	56

2065 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$132,740	8,103	$3,956	257	$(33,836)	(2,045)	$102,860	6,315
Class C	10,306	637	205	14	(3,549)	(218)	6,962	433
Class T	—	—	—	—	—	—	—	—
Class F-1	1,838	111	50	3	(1,323)	(81)	565	33
Class F-2	10,127	617	299	19	(3,890)	(235)	6,536	401
Class F-3	238	14	12	1	(92)	(6)	158	9
Class R-1	279	17	11	1	(276)	(17)	14	1
Class R-2	90,541	5,605	1,506	99	(39,089)	(2,383)	52,958	3,321
Class R-2E	11,446	700	213	14	(5,413)	(329)	6,246	385
Class R-3	118,227	7,218	2,332	152	(51,992)	(3,167)	68,567	4,203
Class R-4	79,061	4,804	1,603	105	(37,230)	(2,259)	43,434	2,650
Class R-5E	74,060	4,463	1,573	102	(26,814)	(1,629)	48,819	2,936
Class R-5	21,809	1,342	639	41	(8,213)	(503)	14,235	880
Class R-6	1,349,501	81,236	25,420	1,644	(343,189)	(20,466)	1,031,732	62,414
Total net increase (decrease)	$1,900,173	114,867	$37,819	2,452	$(554,906)	(33,338)	$1,383,086	83,981
Year ended October 31, 2023
Class A	$100,958	7,238	$4,140	319	$(18,816)	(1,347)	$86,282	6,210
Class C	8,253	599	264	21	(1,592)	(115)	6,925	505
Class T	—	—	—	—	—	—	—	—
Class F-1	1,612	116	69	5	(777)	(56)	904	65
Class F-2	7,491	533	261	20	(1,276)	(91)	6,476	462
Class F-3	177	13	14	1	(2)	— [3]	189	14
Class R-1	316	23	20	2	(79)	(6)	257	19
Class R-2	62,275	4,512	2,049	159	(23,564)	(1,710)	40,760	2,961
Class R-2E	7,748	555	214	17	(1,829)	(130)	6,133	442
Class R-3	82,299	5,913	2,547	197	(25,301)	(1,815)	59,545	4,295
Class R-4	49,791	3,550	1,685	129	(17,602)	(1,248)	33,874	2,431
Class R-5E	46,219	3,298	1,388	107	(11,904)	(847)	35,703	2,558
Class R-5	16,092	1,149	581	44	(4,670)	(330)	12,003	863
Class R-6	737,483	52,370	18,910	1,451	(152,698)	(10,893)	603,695	42,928
Total net increase (decrease)	$1,120,714	79,869	$32,142	2,472	$(260,110)	(18,588)	$892,746	63,753
Refer to the end of the tables for footnotes.

57	American Funds Target Date Retirement Series

2060 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$235,319	14,026	$19,163	1,214	$(126,695)	(7,506)	$127,787	7,734
Class C	20,359	1,243	1,387	89	(19,162)	(1,163)	2,584	169
Class T	—	—	—	—	—	—	—	—
Class F-1	6,704	400	733	47	(10,633)	(638)	(3,196)	(191)
Class F-2	23,053	1,360	1,535	97	(12,568)	(741)	12,020	716
Class F-3	2,702	160	270	17	(4,296)	(252)	(1,324)	(75)
Class R-1	2,380	144	133	9	(2,158)	(131)	355	22
Class R-2	131,285	7,972	5,612	363	(106,392)	(6,441)	30,505	1,894
Class R-2E	36,770	2,201	1,549	99	(28,415)	(1,710)	9,904	590
Class R-3	223,499	13,356	10,361	661	(196,227)	(11,634)	37,633	2,383
Class R-4	210,628	12,482	10,619	672	(157,055)	(9,284)	64,192	3,870
Class R-5E	153,972	9,086	7,505	475	(113,368)	(6,824)	48,109	2,737
Class R-5	45,214	2,670	3,003	188	(34,296)	(2,048)	13,921	810
Class R-6	3,430,348	201,446	175,822	11,036	(1,415,910)	(82,827)	2,190,260	129,655
Total net increase (decrease)	$4,522,233	266,546	$237,692	14,967	$(2,227,175)	(131,199)	$2,532,750	150,314
Year ended October 31, 2023
Class A	$218,794	15,181	$37,095	2,773	$(82,116)	(5,693)	$173,773	12,261
Class C	20,511	1,453	3,852	293	(11,588)	(815)	12,775	931
Class T	—	—	—	—	—	—	—	—
Class F-1	6,362	443	1,777	133	(6,445)	(442)	1,694	134
Class F-2	17,912	1,236	2,943	219	(11,233)	(782)	9,622	673
Class F-3	6,472	466	341	25	(1,232)	(85)	5,581	406
Class R-1	2,857	202	318	24	(1,342)	(95)	1,833	131
Class R-2	119,927	8,503	15,382	1,170	(83,855)	(5,955)	51,454	3,718
Class R-2E	33,100	2,320	3,556	268	(22,795)	(1,637)	13,861	951
Class R-3	196,382	13,741	21,851	1,644	(112,302)	(7,860)	105,931	7,525
Class R-4	187,038	12,951	20,169	1,506	(102,593)	(7,145)	104,614	7,312
Class R-5E	118,474	8,200	13,225	987	(53,827)	(3,732)	77,872	5,455
Class R-5	41,396	2,851	6,050	449	(32,008)	(2,229)	15,438	1,071
Class R-6	2,596,175	178,207	273,329	20,262	(815,546)	(55,865)	2,053,958	142,604
Total net increase (decrease)	$3,565,400	245,754	$399,888	29,753	$(1,336,882)	(92,335)	$2,628,406	183,172
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	58

2055 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$288,348	11,657	$31,592	1,359	$(193,002)	(7,776)	$126,938	5,240
Class C	19,345	805	1,761	78	(25,269)	(1,046)	(4,163)	(163)
Class T	—	—	—	—	—	—	—	—
Class F-1	10,710	435	1,263	55	(8,578)	(348)	3,395	142
Class F-2	24,860	1,006	1,988	86	(17,253)	(696)	9,595	396
Class F-3	2,335	93	349	15	(2,316)	(91)	368	17
Class R-1	3,142	131	198	9	(2,823)	(116)	517	24
Class R-2	188,332	7,843	10,335	457	(181,483)	(7,525)	17,184	775
Class R-2E	42,554	1,753	2,912	127	(48,651)	(2,023)	(3,185)	(143)
Class R-3	314,474	12,838	18,665	813	(277,872)	(11,321)	55,267	2,330
Class R-4	289,366	11,727	21,659	933	(265,366)	(10,710)	45,659	1,950
Class R-5E	183,762	7,395	12,386	535	(150,120)	(6,155)	46,028	1,775
Class R-5	68,619	2,743	6,748	287	(74,101)	(2,996)	1,266	34
Class R-6	4,498,774	179,085	326,131	13,861	(2,168,865)	(85,718)	2,656,040	107,228
Total net increase (decrease)	$5,934,621	237,511	$435,987	18,615	$(3,415,699)	(136,521)	$2,954,909	119,605
Year ended October 31, 2023
Class A	$269,499	12,672	$69,563	3,522	$(128,165)	(6,021)	$210,897	10,173
Class C	19,864	959	5,459	283	(15,765)	(760)	9,558	482
Class T	—	—	—	—	—	—	—	—
Class F-1	7,829	372	3,057	156	(6,774)	(319)	4,112	209
Class F-2	22,309	1,043	3,765	191	(12,146)	(573)	13,928	661
Class F-3	2,171	104	772	39	(1,480)	(70)	1,463	73
Class R-1	3,292	160	585	30	(2,568)	(126)	1,309	64
Class R-2	174,251	8,450	31,101	1,619	(141,373)	(6,870)	63,979	3,199
Class R-2E	46,401	2,221	7,511	387	(36,782)	(1,794)	17,130	814
Class R-3	278,684	13,283	45,699	2,342	(209,011)	(9,979)	115,372	5,646
Class R-4	284,432	13,374	47,814	2,425	(198,450)	(9,395)	133,796	6,404
Class R-5E	160,035	7,546	26,078	1,325	(99,711)	(4,712)	86,402	4,159
Class R-5	63,196	2,936	15,035	754	(55,913)	(2,621)	22,318	1,069
Class R-6	3,701,079	171,809	589,480	29,518	(1,327,359)	(61,557)	2,963,200	139,770
Total net increase (decrease)	$5,033,042	234,929	$845,919	42,591	$(2,235,497)	(104,797)	$3,643,464	172,723
Refer to the end of the tables for footnotes.

59	American Funds Target Date Retirement Series

2050 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$346,167	17,597	$50,930	2,750	$(282,498)	(14,306)	$114,599	6,041
Class C	26,894	1,411	2,729	152	(38,713)	(2,022)	(9,090)	(459)
Class T	—	—	—	—	—	—	—	—
Class F-1	19,043	984	1,942	106	(15,751)	(812)	5,234	278
Class F-2	35,736	1,809	3,121	169	(28,153)	(1,424)	10,704	554
Class F-3	3,154	162	421	23	(3,468)	(175)	107	10
Class R-1	3,360	175	344	19	(4,137)	(214)	(433)	(20)
Class R-2	229,424	12,012	15,680	870	(236,455)	(12,323)	8,649	559
Class R-2E	54,819	2,843	4,574	252	(68,755)	(3,622)	(9,362)	(527)
Class R-3	378,555	19,470	30,660	1,679	(482,287)	(24,468)	(73,072)	(3,319)
Class R-4	327,429	16,684	32,688	1,769	(402,149)	(20,321)	(42,032)	(1,868)
Class R-5E	236,248	11,953	19,512	1,057	(191,350)	(9,788)	64,410	3,222
Class R-5	64,576	3,239	9,346	499	(83,344)	(4,238)	(9,422)	(500)
Class R-6	5,642,376	283,485	506,476	27,171	(3,063,589)	(152,923)	3,085,263	157,733
Total net increase (decrease)	$7,367,781	371,824	$678,423	36,516	$(4,900,649)	(246,636)	$3,145,555	161,704
Year ended October 31, 2023
Class A	$323,134	18,999	$113,663	7,175	$(194,431)	(11,416)	$242,366	14,758
Class C	26,266	1,589	8,339	540	(27,182)	(1,640)	7,423	489
Class T	—	—	—	—	—	—	—	—
Class F-1	9,857	582	4,919	313	(13,732)	(813)	1,044	82
Class F-2	31,944	1,874	6,118	387	(19,865)	(1,174)	18,197	1,087
Class F-3	3,495	207	901	56	(2,948)	(173)	1,448	90
Class R-1	3,740	227	995	64	(3,231)	(193)	1,504	98
Class R-2	221,351	13,404	45,808	2,969	(203,047)	(12,333)	64,112	4,040
Class R-2E	55,646	3,337	11,810	760	(48,250)	(2,941)	19,206	1,156
Class R-3	356,052	21,255	74,480	4,766	(286,120)	(17,100)	144,412	8,921
Class R-4	350,381	20,589	73,763	4,669	(278,337)	(16,522)	145,807	8,736
Class R-5E	191,290	11,261	41,373	2,622	(130,999)	(7,726)	101,664	6,157
Class R-5	66,940	3,896	22,193	1,387	(82,257)	(4,803)	6,876	480
Class R-6	4,686,455	273,442	940,198	59,021	(1,963,490)	(114,423)	3,663,163	218,040
Total net increase (decrease)	$6,326,551	370,662	$1,344,560	84,729	$(3,253,889)	(191,257)	$4,417,222	264,134
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	60

2045 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$373,087	18,638	$58,407	3,100	$(311,373)	(15,504)	$120,121	6,234
Class C	24,518	1,260	2,942	160	(39,091)	(1,998)	(11,631)	(578)
Class T	—	—	—	—	—	—	—	—
Class F-1	22,512	1,122	2,481	132	(22,418)	(1,151)	2,575	103
Class F-2	46,558	2,305	4,014	213	(31,706)	(1,565)	18,866	953
Class F-3	5,794	293	368	19	(3,346)	(165)	2,816	147
Class R-1	4,886	250	536	30	(4,975)	(250)	447	30
Class R-2	263,250	13,594	20,788	1,138	(272,276)	(13,999)	11,762	733
Class R-2E	68,783	3,508	5,705	309	(88,419)	(4,562)	(13,931)	(745)
Class R-3	423,534	21,419	35,552	1,916	(394,746)	(19,940)	64,340	3,395
Class R-4	358,470	17,954	38,007	2,022	(404,548)	(20,138)	(8,071)	(162)
Class R-5E	251,828	12,526	23,455	1,250	(209,022)	(10,544)	66,261	3,232
Class R-5	71,530	3,518	10,834	569	(89,616)	(4,449)	(7,252)	(362)
Class R-6	5,801,451	286,856	586,380	30,927	(3,342,408)	(164,063)	3,045,423	153,720
Total net increase (decrease)	$7,716,201	383,243	$789,469	41,785	$(5,213,944)	(258,328)	$3,291,726	166,700
Year ended October 31, 2023
Class A	$335,965	19,365	$121,302	7,479	$(206,405)	(11,875)	$250,862	14,969
Class C	25,306	1,499	8,112	512	(26,977)	(1,592)	6,441	419
Class T	—	—	—	—	—	—	—	—
Class F-1	13,889	803	5,769	358	(13,740)	(796)	5,918	365
Class F-2	32,094	1,845	7,659	472	(21,911)	(1,261)	17,842	1,056
Class F-3	5,342	305	614	38	(3,104)	(180)	2,852	163
Class R-1	5,525	327	1,346	85	(3,472)	(206)	3,399	206
Class R-2	242,889	14,467	54,546	3,464	(223,049)	(13,300)	74,386	4,631
Class R-2E	60,899	3,580	16,841	1,058	(106,687)	(6,511)	(28,947)	(1,873)
Class R-3	388,896	22,739	79,991	5,003	(329,294)	(19,266)	139,593	8,476
Class R-4	370,790	21,344	79,481	4,909	(295,915)	(17,169)	154,356	9,084
Class R-5E	216,210	12,481	48,628	3,011	(186,245)	(10,822)	78,593	4,670
Class R-5	67,453	3,834	23,937	1,460	(88,982)	(5,098)	2,408	196
Class R-6	4,845,141	277,253	1,032,657	63,276	(2,139,976)	(122,211)	3,737,822	218,318
Total net increase (decrease)	$6,610,399	379,842	$1,480,883	91,125	$(3,645,757)	(210,287)	$4,445,525	260,680
Refer to the end of the tables for footnotes.

61	American Funds Target Date Retirement Series

2040 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$470,234	24,159	$75,738	4,123	$(410,600)	(20,974)	$135,372	7,308
Class C	27,910	1,475	3,454	192	(47,193)	(2,492)	(15,829)	(825)
Class T	—	—	—	—	—	—	—	—
Class F-1	40,757	2,090	3,986	219	(30,752)	(1,576)	13,991	733
Class F-2	61,981	3,156	5,359	292	(44,253)	(2,258)	23,087	1,190
Class F-3	15,431	804	629	34	(9,659)	(488)	6,401	350
Class R-1	5,233	275	676	38	(5,020)	(264)	889	49
Class R-2	265,849	14,051	24,795	1,387	(293,554)	(15,420)	(2,910)	18
Class R-2E	68,460	3,578	6,929	385	(95,537)	(5,071)	(20,148)	(1,108)
Class R-3	472,395	24,528	44,418	2,447	(558,935)	(28,819)	(42,122)	(1,844)
Class R-4	412,168	21,180	48,278	2,632	(500,792)	(25,493)	(40,346)	(1,681)
Class R-5E	266,549	13,611	29,583	1,617	(272,098)	(13,936)	24,034	1,292
Class R-5	72,896	3,689	12,536	675	(99,677)	(5,062)	(14,245)	(698)
Class R-6	6,401,844	325,036	725,162	39,218	(4,104,641)	(207,066)	3,022,365	157,188
Total net increase (decrease)	$8,581,707	437,632	$981,543	53,259	$(6,472,711)	(328,919)	$3,090,539	161,972
Year ended October 31, 2023
Class A	$396,950	23,378	$149,680	9,402	$(285,682)	(16,788)	$260,948	15,992
Class C	27,929	1,688	9,079	583	(32,827)	(1,978)	4,181	293
Class T	—	—	—	—	—	—	—	—
Class F-1	19,956	1,181	8,481	537	(24,618)	(1,455)	3,819	263
Class F-2	47,074	2,762	9,458	594	(31,389)	(1,850)	25,143	1,506
Class F-3	10,080	589	1,144	72	(8,513)	(501)	2,711	160
Class R-1	5,388	325	1,621	104	(4,262)	(254)	2,747	175
Class R-2	257,629	15,619	60,353	3,889	(246,952)	(15,021)	71,030	4,487
Class R-2E	63,046	3,779	15,604	998	(57,544)	(3,492)	21,106	1,285
Class R-3	427,884	25,523	95,423	6,062	(387,038)	(23,090)	136,269	8,495
Class R-4	415,424	24,401	96,516	6,075	(364,417)	(21,617)	147,523	8,859
Class R-5E	243,845	14,382	57,784	3,643	(213,236)	(12,577)	88,393	5,448
Class R-5	67,985	3,952	27,737	1,725	(121,290)	(7,094)	(25,568)	(1,417)
Class R-6	5,338,680	312,124	1,222,147	76,337	(2,438,489)	(142,495)	4,122,338	245,966
Total net increase (decrease)	$7,321,870	429,703	$1,755,027	110,021	$(4,216,257)	(248,212)	$4,860,640	291,512
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	62

2035 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$551,086	29,964	$91,065	5,213	$(491,958)	(26,649)	$150,193	8,528
Class C	35,362	1,976	4,026	235	(49,268)	(2,751)	(9,880)	(540)
Class T	—	—	—	—	—	—	—	—
Class F-1	42,832	2,324	5,215	301	(44,009)	(2,406)	4,038	219
Class F-2	75,131	4,067	6,832	391	(60,109)	(3,280)	21,854	1,178
Class F-3	8,830	484	1,052	60	(9,389)	(510)	493	34
Class R-1	5,818	328	772	46	(6,875)	(381)	(285)	(7)
Class R-2	300,446	16,784	29,711	1,744	(341,929)	(19,002)	(11,772)	(474)
Class R-2E	91,558	5,111	8,669	507	(119,175)	(6,705)	(18,948)	(1,087)
Class R-3	546,625	30,092	53,486	3,100	(538,234)	(29,574)	61,877	3,618
Class R-4	483,026	26,322	57,315	3,288	(594,149)	(32,108)	(53,808)	(2,498)
Class R-5E	303,624	16,534	30,600	1,757	(281,877)	(15,314)	52,347	2,977
Class R-5	92,266	4,950	16,455	933	(112,064)	(6,031)	(3,343)	(148)
Class R-6	6,958,404	374,963	816,801	46,488	(4,434,764)	(237,402)	3,340,441	184,049
Total net increase (decrease)	$9,495,008	513,899	$1,121,999	64,063	$(7,083,800)	(382,113)	$3,533,207	195,849
Year ended October 31, 2023
Class A	$475,479	29,041	$150,991	9,754	$(331,738)	(20,274)	$294,732	18,521
Class C	29,017	1,820	8,612	568	(37,661)	(2,359)	(32)	29
Class T	—	—	—	—	—	—	—	—
Class F-1	31,443	1,928	9,128	594	(32,852)	(2,023)	7,719	499
Class F-2	50,790	3,096	10,649	688	(37,780)	(2,315)	23,659	1,469
Class F-3	9,022	553	1,796	116	(10,385)	(643)	433	26
Class R-1	6,535	411	1,477	98	(5,196)	(328)	2,816	181
Class R-2	291,519	18,332	59,525	3,942	(287,862)	(18,132)	63,182	4,142
Class R-2E	78,357	4,868	17,702	1,166	(114,074)	(7,277)	(18,015)	(1,243)
Class R-3	496,295	30,795	97,055	6,348	(481,596)	(29,913)	111,754	7,230
Class R-4	478,009	29,216	95,874	6,210	(404,825)	(24,906)	169,058	10,520
Class R-5E	265,847	16,262	53,052	3,438	(282,283)	(17,415)	36,616	2,285
Class R-5	88,125	5,335	28,999	1,855	(114,470)	(6,959)	2,654	231
Class R-6	5,722,018	348,066	1,183,636	76,118	(2,722,183)	(165,306)	4,183,471	258,878
Total net increase (decrease)	$8,022,456	489,723	$1,718,496	110,895	$(4,862,905)	(297,850)	$4,878,047	302,768
Refer to the end of the tables for footnotes.

63	American Funds Target Date Retirement Series

2030 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$600,992	35,827	$110,085	6,850	$(646,893)	(38,511)	$64,184	4,166
Class C	34,322	2,099	4,742	302	(64,416)	(3,941)	(25,352)	(1,540)
Class T	—	—	—	—	—	—	—	—
Class F-1	41,300	2,473	4,305	270	(40,661)	(2,447)	4,944	296
Class F-2	101,142	6,021	9,459	589	(98,617)	(5,841)	11,984	769
Class F-3	13,715	811	1,270	79	(20,342)	(1,199)	(5,357)	(309)
Class R-1	8,701	524	919	58	(9,039)	(545)	581	37
Class R-2	275,420	16,846	29,200	1,863	(361,563)	(22,046)	(56,943)	(3,337)
Class R-2E	94,200	5,723	9,868	626	(122,831)	(7,542)	(18,763)	(1,193)
Class R-3	522,236	31,465	59,975	3,777	(684,152)	(41,042)	(101,941)	(5,800)
Class R-4	474,075	28,376	66,348	4,136	(705,169)	(41,934)	(164,746)	(9,422)
Class R-5E	285,483	16,991	34,175	2,134	(335,102)	(19,916)	(15,444)	(791)
Class R-5	93,295	5,496	17,135	1,056	(129,822)	(7,608)	(19,392)	(1,056)
Class R-6	6,659,625	393,947	898,880	55,658	(5,671,944)	(333,646)	1,886,561	115,959
Total net increase (decrease)	$9,204,506	546,599	$1,246,361	77,398	$(8,890,551)	(526,218)	$1,560,316	97,779
Year ended October 31, 2023
Class A	$518,514	34,051	$153,577	10,548	$(481,400)	(31,663)	$190,691	12,936
Class C	33,753	2,273	8,152	572	(49,504)	(3,330)	(7,599)	(485)
Class T	—	—	—	—	—	—	—	—
Class F-1	28,419	1,892	6,442	447	(37,193)	(2,460)	(2,332)	(121)
Class F-2	73,306	4,804	12,608	867	(65,704)	(4,320)	20,210	1,351
Class F-3	16,688	1,092	1,732	119	(13,894)	(904)	4,526	307
Class R-1	7,231	483	1,479	103	(7,917)	(527)	793	59
Class R-2	268,757	18,152	46,603	3,277	(291,056)	(19,703)	24,304	1,726
Class R-2E	86,833	5,822	15,365	1,075	(103,450)	(6,978)	(1,252)	(81)
Class R-3	489,457	32,624	88,367	6,141	(541,234)	(36,085)	36,590	2,680
Class R-4	491,875	32,284	94,698	6,518	(530,578)	(35,039)	55,995	3,763
Class R-5E	246,831	16,261	49,944	3,444	(306,975)	(20,240)	(10,200)	(535)
Class R-5	83,175	5,408	26,736	1,818	(159,521)	(10,395)	(49,610)	(3,169)
Class R-6	5,809,484	380,046	1,107,907	75,780	(3,291,627)	(214,984)	3,625,764	240,842
Total net increase (decrease)	$8,154,323	535,192	$1,613,610	110,709	$(5,880,053)	(386,628)	$3,887,880	259,273
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	64

2025 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$404,919	26,857	$111,981	7,717	$(693,141)	(45,961)	$(176,241)	(11,387)
Class C	20,729	1,414	4,589	323	(64,219)	(4,365)	(38,901)	(2,628)
Class T	—	—	—	—	—	—	—	—
Class F-1	21,659	1,434	2,849	198	(28,102)	(1,880)	(3,594)	(248)
Class F-2	68,917	4,568	8,323	574	(77,638)	(5,194)	(398)	(52)
Class F-3	11,835	772	1,200	83	(16,088)	(1,060)	(3,053)	(205)
Class R-1	4,074	273	585	41	(7,740)	(527)	(3,081)	(213)
Class R-2	174,248	11,878	25,362	1,789	(290,292)	(19,757)	(90,682)	(6,090)
Class R-2E	59,931	4,058	8,485	596	(107,251)	(7,302)	(38,835)	(2,648)
Class R-3	315,204	21,207	48,850	3,404	(544,816)	(36,493)	(180,762)	(11,882)
Class R-4	301,884	20,123	54,296	3,747	(637,961)	(42,289)	(281,781)	(18,419)
Class R-5E	198,607	13,192	28,849	1,995	(294,454)	(19,566)	(66,998)	(4,379)
Class R-5	59,660	3,910	14,126	965	(121,619)	(7,992)	(47,833)	(3,117)
Class R-6	4,120,514	271,495	722,866	49,545	(5,414,664)	(355,443)	(571,284)	(34,403)
Total net increase (decrease)	$5,762,181	381,181	$1,032,361	70,977	$(8,297,985)	(547,829)	$(1,503,443)	(95,671)
Year ended October 31, 2023
Class A	$430,340	30,836	$134,984	10,006	$(546,391)	(39,172)	$18,933	1,670
Class C	25,554	1,874	6,538	494	(53,215)	(3,900)	(21,123)	(1,532)
Class T	—	—	—	—	—	—	—	—
Class F-1	17,293	1,245	3,808	285	(28,555)	(2,061)	(7,454)	(531)
Class F-2	59,355	4,258	10,015	744	(74,114)	(5,321)	(4,744)	(319)
Class F-3	9,199	660	1,486	110	(10,273)	(736)	412	34
Class R-1	4,263	312	829	62	(9,052)	(663)	(3,960)	(289)
Class R-2	182,014	13,392	33,450	2,534	(279,941)	(20,623)	(64,477)	(4,697)
Class R-2E	69,626	5,078	12,046	908	(139,014)	(10,299)	(57,342)	(4,313)
Class R-3	339,748	24,662	62,017	4,645	(498,900)	(36,197)	(97,135)	(6,890)
Class R-4	358,997	25,738	67,944	5,044	(502,790)	(36,151)	(75,849)	(5,369)
Class R-5E	189,294	13,567	38,705	2,878	(332,366)	(23,913)	(104,367)	(7,468)
Class R-5	62,273	4,426	19,898	1,462	(154,122)	(10,941)	(71,951)	(5,053)
Class R-6	3,978,142	283,541	800,277	59,017	(3,522,457)	(250,659)	1,255,962	91,899
Total net increase (decrease)	$5,726,098	409,589	$1,191,997	88,189	$(6,151,190)	(440,636)	$766,905	57,142
Refer to the end of the tables for footnotes.

65	American Funds Target Date Retirement Series

2020 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$144,244	10,793	$71,757	5,554	$(410,069)	(30,716)	$(194,068)	(14,369)
Class C	7,253	554	2,755	217	(35,471)	(2,704)	(25,463)	(1,933)
Class T	—	—	—	—	—	—	—	—
Class F-1	4,229	316	1,472	115	(12,563)	(952)	(6,862)	(521)
Class F-2	32,571	2,468	4,619	358	(48,315)	(3,655)	(11,125)	(829)
Class F-3	4,883	366	795	61	(5,167)	(384)	511	43
Class R-1	760	58	209	16	(3,285)	(248)	(2,316)	(174)
Class R-2	67,575	5,158	11,789	928	(134,552)	(10,259)	(55,188)	(4,173)
Class R-2E	24,108	1,847	4,256	335	(54,807)	(4,208)	(26,443)	(2,026)
Class R-3	109,858	8,278	24,134	1,883	(268,985)	(20,285)	(134,993)	(10,124)
Class R-4	128,732	9,595	29,384	2,276	(301,984)	(22,515)	(143,868)	(10,644)
Class R-5E	80,498	6,031	15,241	1,185	(153,072)	(11,427)	(57,333)	(4,211)
Class R-5	16,830	1,246	7,172	551	(58,938)	(4,328)	(34,936)	(2,531)
Class R-6	1,794,119	133,094	364,637	28,114	(2,994,223)	(221,973)	(835,467)	(60,765)
Total net increase (decrease)	$2,415,660	179,804	$538,220	41,593	$(4,481,431)	(333,654)	$(1,527,551)	(112,257)
Year ended October 31, 2023
Class A	$174,356	13,912	$86,843	7,113	$(385,801)	(30,788)	$(124,602)	(9,763)
Class C	9,185	747	3,976	331	(35,695)	(2,907)	(22,534)	(1,829)
Class T	—	—	—	—	—	—	—	—
Class F-1	9,524	768	1,865	154	(16,162)	(1,292)	(4,773)	(370)
Class F-2	28,311	2,255	6,127	503	(46,206)	(3,702)	(11,768)	(944)
Class F-3	10,657	854	691	57	(5,301)	(425)	6,047	486
Class R-1	1,038	84	273	23	(3,395)	(274)	(2,084)	(167)
Class R-2	74,350	6,055	15,655	1,303	(152,965)	(12,492)	(62,960)	(5,134)
Class R-2E	31,033	2,516	5,836	486	(66,373)	(5,405)	(29,504)	(2,403)
Class R-3	137,702	11,106	31,575	2,607	(286,065)	(23,047)	(116,788)	(9,334)
Class R-4	161,862	12,907	36,724	3,010	(292,217)	(23,417)	(93,631)	(7,500)
Class R-5E	87,467	7,011	20,558	1,691	(200,239)	(16,006)	(92,214)	(7,304)
Class R-5	21,066	1,669	9,981	811	(72,956)	(5,766)	(41,909)	(3,286)
Class R-6	1,809,653	143,740	412,442	33,641	(2,272,794)	(180,296)	(50,699)	(2,915)
Total net increase (decrease)	$2,556,204	203,624	$632,546	51,730	$(3,836,169)	(305,817)	$(647,419)	(50,463)
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	66

2015 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$53,726	4,384	$28,527	2,407	$(147,523)	(12,070)	$(65,270)	(5,279)
Class C	1,441	119	693	60	(9,964)	(828)	(7,830)	(649)
Class T	—	—	—	—	—	—	—	—
Class F-1	1,545	125	413	35	(2,108)	(177)	(150)	(17)
Class F-2	8,765	717	1,820	154	(14,408)	(1,177)	(3,823)	(306)
Class F-3	375	30	270	22	(1,148)	(93)	(503)	(41)
Class R-1	752	63	165	14	(2,294)	(185)	(1,377)	(108)
Class R-2	22,310	1,840	4,101	351	(48,836)	(4,056)	(22,425)	(1,865)
Class R-2E	8,798	742	1,534	131	(15,983)	(1,348)	(5,651)	(475)
Class R-3	39,511	3,245	8,706	740	(80,148)	(6,608)	(31,931)	(2,623)
Class R-4	36,490	2,972	7,937	670	(88,012)	(7,126)	(43,585)	(3,484)
Class R-5E	19,958	1,640	4,129	351	(44,967)	(3,656)	(20,880)	(1,665)
Class R-5	5,758	465	2,651	222	(16,870)	(1,378)	(8,461)	(691)
Class R-6	617,688	50,250	121,216	10,212	(947,588)	(77,002)	(208,684)	(16,540)
Total net increase (decrease)	$817,117	66,592	$182,162	15,369	$(1,419,849)	(115,704)	$(420,570)	(33,743)
Year ended October 31, 2023
Class A	$52,016	4,486	$30,672	2,709	$(143,534)	(12,392)	$(60,846)	(5,197)
Class C	2,074	182	959	86	(12,256)	(1,077)	(9,223)	(809)
Class T	—	—	—	—	—	—	—	—
Class F-1	1,595	138	418	37	(2,015)	(175)	(2)	— [3]
Class F-2	8,437	731	1,881	166	(12,345)	(1,070)	(2,027)	(173)
Class F-3	1,046	91	269	24	(874)	(76)	441	39
Class R-1	801	70	177	16	(1,394)	(123)	(416)	(37)
Class R-2	21,805	1,919	4,545	407	(45,847)	(4,031)	(19,497)	(1,705)
Class R-2E	10,984	964	1,846	166	(27,821)	(2,456)	(14,991)	(1,326)
Class R-3	37,796	3,292	10,039	893	(90,115)	(7,851)	(42,280)	(3,666)
Class R-4	41,165	3,572	8,970	793	(84,674)	(7,333)	(34,539)	(2,968)
Class R-5E	28,494	2,463	5,080	451	(58,105)	(5,022)	(24,531)	(2,108)
Class R-5	5,458	468	3,112	274	(19,245)	(1,648)	(10,675)	(906)
Class R-6	637,668	54,941	120,563	10,632	(763,945)	(65,761)	(5,714)	(188)
Total net increase (decrease)	$849,339	73,317	$188,531	16,654	$(1,262,170)	(109,015)	$(224,300)	(19,044)
Refer to the end of the tables for footnotes.

67	American Funds Target Date Retirement Series

2010 Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2024
Class A	$32,510	2,787	$18,459	1,639	$(104,172)	(8,980)	$(53,203)	(4,554)
Class C	1,923	167	536	48	(7,041)	(616)	(4,582)	(401)
Class T	—	—	—	—	—	—	—	—
Class F-1	2,506	208	351	31	(3,222)	(278)	(365)	(39)
Class F-2	8,066	697	1,605	143	(16,160)	(1,394)	(6,489)	(554)
Class F-3	1,385	118	343	31	(1,645)	(142)	83	7
Class R-1	424	36	69	6	(515)	(44)	(22)	(2)
Class R-2	13,859	1,212	2,229	201	(27,081)	(2,366)	(10,993)	(953)
Class R-2E	6,635	586	1,300	118	(11,197)	(985)	(3,262)	(281)
Class R-3	34,277	2,965	5,624	502	(66,302)	(5,727)	(26,401)	(2,260)
Class R-4	36,804	3,157	7,553	672	(77,525)	(6,664)	(33,168)	(2,835)
Class R-5E	17,955	1,527	3,429	306	(31,283)	(2,687)	(9,899)	(854)
Class R-5	4,868	414	1,944	171	(19,308)	(1,644)	(12,496)	(1,059)
Class R-6	623,654	53,235	99,065	8,774	(800,315)	(68,401)	(77,596)	(6,392)
Total net increase (decrease)	$784,866	67,109	$142,507	12,642	$(1,165,766)	(99,928)	$(238,393)	(20,177)
Year ended October 31, 2023
Class A	$35,191	3,183	$18,649	1,720	$(97,441)	(8,801)	$(43,601)	(3,898)
Class C	1,760	163	624	58	(7,793)	(717)	(5,409)	(496)
Class T	—	—	—	—	—	—	—	—
Class F-1	1,731	158	344	32	(2,137)	(194)	(62)	(4)
Class F-2	12,777	1,159	1,491	138	(13,038)	(1,183)	1,230	114
Class F-3	2,699	242	372	34	(3,534)	(319)	(463)	(43)
Class R-1	570	52	58	6	(218)	(20)	410	38
Class R-2	16,443	1,515	2,142	200	(27,677)	(2,543)	(9,092)	(828)
Class R-2E	11,439	1,048	1,501	141	(27,042)	(2,488)	(14,102)	(1,299)
Class R-3	33,336	3,037	6,184	573	(70,536)	(6,439)	(31,016)	(2,829)
Class R-4	44,878	4,059	7,579	700	(74,141)	(6,729)	(21,684)	(1,970)
Class R-5E	20,709	1,881	4,150	384	(50,815)	(4,619)	(25,956)	(2,354)
Class R-5	5,935	535	2,184	201	(16,331)	(1,465)	(8,212)	(729)
Class R-6	643,154	58,063	92,034	8,475	(740,195)	(66,692)	(5,007)	(154)
Total net increase (decrease)	$830,622	75,095	$137,312	12,662	$(1,130,898)	(102,209)	$(162,964)	(14,452)
1
Includes exchanges between share classes of the fund.
2
Commencement of operations.
3
Amount less than one thousand.

American Funds Target Date Retirement Series	68

Financial highlights
2070 Fund

	Net asset value, beginning of period	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Period ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024[6,7]	$10.00	$.03	$.81	$.84	$—	$—	$—	$10.84	8.40%[8]	$5	.39%[8]	.39%[8]	.78%[8]	.63%[8]
Class C:
10/31/2024[6,7]	10.00	— [9]	.81	.81	—	—	—	10.81	8.10 [8,10]	— [11]	.92 [8,10]	.91 [8,10]	1.30 [8,10]	.08 [8,10]
Class T:
10/31/2024[6,7]	10.00	.05	.80	.85	—	—	—	10.85	8.50 [8,10]	— [11]	.09 [8,10]	.09 [8,10]	.48 [8,10]	.99 [8,10]
Class F-1:
10/31/2024[6,7]	10.00	.05	.80	.85	—	—	—	10.85	8.50 [8,10]	— [11]	.12 [8,10]	.11 [8,10]	.50 [8,10]	.97 [8,10]
Class F-2:
10/31/2024[6,7]	10.00	.05	.80	.85	—	—	—	10.85	8.50 [8]	— [11]	.08 [8]	.07 [8]	.46 [8]	1.02 [8]
Class F-3:
10/31/2024[6,7]	10.00	.06	.80	.86	—	—	—	10.86	8.60 [8]	— [11]	.02 [8]	.01 [8]	.40 [8]	1.07 [8]
Class R-1:
10/31/2024[6,7]	10.00	.05	.80	.85	—	—	—	10.85	8.50 [8,10]	— [11]	.11 [8,10]	.10 [8,10]	.49 [8,10]	.98 [8,10]
Class R-2:
10/31/2024[6,7]	10.00	(.01 )	.82	.81	—	—	—	10.81	8.10 [8]	4	1.09 [8]	1.08 [8]	1.47 [8]	(.18 )[8]
Class R-2E:
10/31/2024[6,7]	10.00	— [9]	.82	.82	—	—	—	10.82	8.20 [8]	— [11]	.79 [8]	.79 [8]	1.18 [8]	.02 [8]
Class R-3:
10/31/2024[6,7]	10.00	.01	.81	.82	—	—	—	10.82	8.20 [8]	5	.69 [8]	.69 [8]	1.08 [8]	.21 [8]
Class R-4:
10/31/2024[6,7]	10.00	.04	.80	.84	—	—	—	10.84	8.40 [8]	1	.38 [8]	.38 [8]	.77 [8]	.66 [8]
Class R-5E:
10/31/2024[6,7]	10.00	.04	.81	.85	—	—	—	10.85	8.50 [8]	2	.17 [8]	.17 [8]	.56 [8]	.77 [8]
Class R-5:
10/31/2024[6,7]	10.00	.03	.82	.85	—	—	—	10.85	8.50 [8]	1	.06 [8]	.06 [8]	.45 [8]	.63 [8]
Class R-6:
10/31/2024[6,7]	10.00	.05	.81	.86	—	—	—	10.86	8.60 [8]	8	.01 [8]	.01 [8]	.40 [8]	.89 [8]
Refer to the end of the tables for footnotes.

69	American Funds Target Date Retirement Series

Financial highlights (continued)
2065 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$13.71	$.19	$4.00	$4.19	$(.16 )	$(.10 )	$(.26 )	$17.64	30.88%	$361	.36%	.36%	.73%	1.16%
10/31/2023	13.07	.15	.97	1.12	(.07 )	(.41 )	(.48 )	13.71	8.67	194.39		.39	.77	1.05
10/31/2022	16.94	.11	(3.76)	(3.65)	(.09 )	(.13 )	(.22 )	13.07	(21.75)	104.39		.39	.76	.78
10/31/2021	12.66	.10	4.27	4.37	(.08 )	(.01 )	(.09 )	16.94	34.61	54.44		.40	.77	.60
10/31/2020[6,12]	10.00	.05	2.61	2.66	—	—	—	12.66	26.60 [13]	7	.60 [8]	.38 [8]	.75 [8]	.67 [8]
Class C:
10/31/2024	13.52	.07	3.95	4.02	(.08 )	(.10 )	(.18 )	17.36	29.93	26	1.10	1.10	1.47	.43
10/31/2023	12.93	.04	.96	1.00	— [9]	(.41 )	(.41 )	13.52	7.91	14	1.10	1.10	1.48	.32
10/31/2022	16.80	.01	(3.73)	(3.72)	(.02 )	(.13 )	(.15 )	12.93	(22.33)	7	1.09	1.09	1.46	.07
10/31/2021	12.63	(.01 )	4.25	4.24	(.06 )	(.01 )	(.07 )	16.80	33.63	4	1.12	1.09	1.46	(.09 )
10/31/2020[6,12]	10.00	— [9]	2.63	2.63	—	—	—	12.63	26.30 [13]	— [11]	1.17 [8]	1.00 [8]	1.37 [8]	— [8,14]
Class T:
10/31/2024	13.81	.25	4.02	4.27	(.20 )	(.10 )	(.30 )	17.78	31.25 [10]	— [11]	.10 [10]	.10 [10]	.47 [10]	1.52 [10]
10/31/2023	13.15	.21	.95	1.16	(.09 )	(.41 )	(.50 )	13.81	9.09 [10]	— [11]	.06 [10]	.06 [10]	.44 [10]	1.47 [10]
10/31/2022	17.01	.17	(3.79)	(3.62)	(.11 )	(.13 )	(.24 )	13.15	(21.57)[10]	— [11]	.08 [10]	.08 [10]	.45 [10]	1.14 [10]
10/31/2021	12.69	.16	4.27	4.43	(.10 )	(.01 )	(.11 )	17.01	35.01 [10]	— [11]	.24 [10]	.11 [10]	.48 [10]	1.02 [10]
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90 [10,13]	— [11]	.48 [8,10]	.02 [8,10]	.39 [8,10]	.94 [8,10]
Class F-1:
10/31/2024	13.74	.19	4.01	4.20	(.16 )	(.10 )	(.26 )	17.68	30.84	4.37		.37	.74	1.18
10/31/2023	13.09	.15	.98	1.13	(.07 )	(.41 )	(.48 )	13.74	8.82	3.37		.37	.75	1.08
10/31/2022	16.96	.12	(3.78)	(3.66)	(.08 )	(.13 )	(.21 )	13.09	(21.83)	2.37		.37	.74	.81
10/31/2021	12.68	.11	4.27	4.38	(.09 )	(.01 )	(.10 )	16.96	34.73	1.42		.37	.74	.67
10/31/2020[6,12]	10.00	.06	2.62	2.68	—	—	—	12.68	26.70 [13]	— [11]	.47 [8]	.28 [8]	.65 [8]	.77 [8]
Class F-2:
10/31/2024	13.80	.24	4.01	4.25	(.19 )	(.10 )	(.29 )	17.76	31.19	24.10		.10	.47	1.43
10/31/2023	13.14	.19	.98	1.17	(.10 )	(.41 )	(.51 )	13.80	9.11	13.10		.10	.48	1.32
10/31/2022	17.01	.16	(3.78)	(3.62)	(.12 )	(.13 )	(.25 )	13.14	(21.59)	6.09		.09	.46	1.08
10/31/2021	12.69	.15	4.27	4.42	(.09 )	(.01 )	(.10 )	17.01	34.99	3.12		.10	.47	.91
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90 [13]	— [11]	.27 [8]	.03 [8]	.40 [8]	.86 [8]
Class F-3:
10/31/2024	13.82	.26	4.01	4.27	(.20 )	(.10 )	(.30 )	17.79	31.30	1.01		.01	.38	1.56
10/31/2023	13.16	.21	.96	1.17	(.10 )	(.41 )	(.51 )	13.82	9.17	1.01		.01	.39	1.48
10/31/2022	17.02	.17	(3.77)	(3.60)	(.13 )	(.13 )	(.26 )	13.16	(21.49)	— [11]	.01	.01	.38	1.18
10/31/2021	12.69	.17	4.27	4.44	(.10 )	(.01 )	(.11 )	17.02	35.09	— [11]	.10	.03	.40	1.08
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90 [13]	— [11]	.30 [8]	— [8,14]	.37 [8]	.99 [8]
Class R-1:
10/31/2024	13.61	.08	3.96	4.04	(.06 )	(.10 )	(.16 )	17.49	29.92	1	1.09	1.09	1.46	.48
10/31/2023	13.01	.05	.96	1.01	—	(.41 )	(.41 )	13.61	7.93	1	1.09	1.09	1.47	.38
10/31/2022	16.91	.02	(3.76)	(3.74)	(.03 )	(.13 )	(.16 )	13.01	(22.34)	1	1.08	1.08	1.45	.14
10/31/2021	12.69	(.04 )	4.36	4.32	(.09 )	(.01 )	(.10 )	16.91	34.17	1	1.06	1.06	1.43	(.22 )
10/31/2020[6,12]	10.00	.07	2.62	2.69	—	—	—	12.69	26.90 [10,13]	— [11]	.45 [8,10]	.06 [8,10]	.43 [8,10]	.90 [8,10]
Class R-2:
10/31/2024	13.52	.07	3.95	4.02	(.08 )	(.10 )	(.18 )	17.36	29.95	189	1.10	1.10	1.47	.42
10/31/2023	12.93	.05	.95	1.00	—	(.41 )	(.41 )	13.52	7.90	103	1.11	1.11	1.49	.35
10/31/2022	16.78	.01	(3.73)	(3.72)	— [9]	(.13 )	(.13 )	12.93	(22.33)	60	1.11	1.11	1.48	.06
10/31/2021	12.61	(.01 )	4.24	4.23	(.05 )	(.01 )	(.06 )	16.78	33.62	38	1.17	1.12	1.49	(.05 )
10/31/2020[6,12]	10.00	— [9]	2.61	2.61	—	—	—	12.61	26.10 [13]	7	1.31 [8]	1.11 [8]	1.48 [8]	(.04 )[8]
Class R-2E:
10/31/2024	13.62	.12	3.98	4.10	(.12 )	(.10 )	(.22 )	17.50	30.35	22.80		.80	1.17	.74
10/31/2023	13.01	.09	.96	1.05	(.03 )	(.41 )	(.44 )	13.62	8.24	12.80		.80	1.18	.63
10/31/2022	16.87	.05	(3.75)	(3.70)	(.03 )	(.13 )	(.16 )	13.01	(22.12)	6.81		.81	1.18	.34
10/31/2021	12.64	.04	4.25	4.29	(.05 )	(.01 )	(.06 )	16.87	34.02	3.87		.82	1.19	.25
10/31/2020[6,12]	10.00	.02	2.62	2.64	—	—	—	12.64	26.40 [13]	1	1.01 [8]	.79 [8]	1.16 [8]	.27 [8]
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	70

Financial highlights (continued)
2065 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Net effective expense ratio[3,5]	Ratio of net income (loss) to average net assets[3]
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$13.65	$.14	$3.98	$4.12	$(.13 )	$(.10 )	$(.23 )	$17.54	30.46%	$239	.66%	.66%	1.03%	.87%
10/31/2023	13.03	.11	.96	1.07	(.04 )	(.41 )	(.45 )	13.65	8.40	128.66		.66	1.04	.78
10/31/2022	16.89	.07	(3.75)	(3.68)	(.05 )	(.13 )	(.18 )	13.03	(22.00)	67.66		.66	1.03	.51
10/31/2021	12.64	.05	4.27	4.32	(.06 )	(.01 )	(.07 )	16.89	34.29	39.72		.67	1.04	.34
10/31/2020[6,12]	10.00	.03	2.61	2.64	—	—	—	12.64	26.40 [13]	8	.91 [8]	.66 [8]	1.03 [8]	.45 [8]
Class R-4:
10/31/2024	13.72	.19	4.00	4.19	(.16 )	(.10 )	(.26 )	17.65	30.89	147.36		.36	.73	1.16
10/31/2023	13.08	.15	.97	1.12	(.07 )	(.41 )	(.48 )	13.72	8.76	78.36		.36	.74	1.09
10/31/2022	16.95	.12	(3.77)	(3.65)	(.09 )	(.13 )	(.22 )	13.08	(21.81)	42.36		.36	.73	.82
10/31/2021	12.67	.10	4.27	4.37	(.08 )	(.01 )	(.09 )	16.95	34.63	24.42		.38	.75	.65
10/31/2020[6,12]	10.00	.05	2.62	2.67	—	—	—	12.67	26.70 [13]	3	.57 [8]	.36 [8]	.73 [8]	.71 [8]
Class R-5E:
10/31/2024	13.78	.23	4.01	4.24	(.19 )	(.10 )	(.29 )	17.73	31.10	141.15		.15	.52	1.35
10/31/2023	13.13	.18	.97	1.15	(.09 )	(.41 )	(.50 )	13.78	9.00	69.16		.16	.54	1.27
10/31/2022	16.99	.14	(3.76)	(3.62)	(.11 )	(.13 )	(.24 )	13.13	(21.60)	32.16		.16	.53	1.01
10/31/2021	12.68	.14	4.27	4.41	(.09 )	(.01 )	(.10 )	16.99	34.90	16.22		.17	.54	.85
10/31/2020[6,12]	10.00	.07	2.61	2.68	—	—	—	12.68	26.80 [13]	3	.35 [8]	.17 [8]	.54 [8]	.99 [8]
Class R-5:
10/31/2024	13.80	.25	4.02	4.27	(.20 )	(.10 )	(.30 )	17.77	31.30	48.06		.06	.43	1.50
10/31/2023	13.15	.19	.97	1.16	(.10 )	(.41 )	(.51 )	13.80	9.05	25.06		.06	.44	1.38
10/31/2022	17.01	.16	(3.77)	(3.61)	(.12 )	(.13 )	(.25 )	13.15	(21.53)	13.06		.06	.43	1.11
10/31/2021	12.69	.16	4.26	4.42	(.09 )	(.01 )	(.10 )	17.01	34.99	7.12		.08	.45	.98
10/31/2020[6,12]	10.00	.08	2.61	2.69	—	—	—	12.69	26.90 [13]	1	.33 [8]	.07 [8]	.44 [8]	1.03 [8]
Class R-6:
10/31/2024	13.82	.24	4.03	4.27	(.20 )	(.10 )	(.30 )	17.79	31.30	2,456.01		.01	.38	1.46
10/31/2023	13.16	.20	.97	1.17	(.10 )	(.41 )	(.51 )	13.82	9.17	1,045.01		.01	.39	1.40
10/31/2022	17.02	.17	(3.77)	(3.60)	(.13 )	(.13 )	(.26 )	13.16	(21.49)	430.01		.01	.38	1.15
10/31/2021	12.69	.15	4.29	4.44	(.10 )	(.01 )	(.11 )	17.02	35.09	194.07		.03	.40	.95
10/31/2020[6,12]	10.00	.09	2.60	2.69	—	—	—	12.69	26.90 [13]	14	.18 [8]	.04 [8]	.41 [8]	1.16 [8]
Refer to the end of the tables for footnotes.

71	American Funds Target Date Retirement Series

Financial highlights (continued)
2060 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$14.14	$.21	$4.10	$4.31	$(.18 )	$(.15 )	$(.33 )	$18.12	30.87%	$1,154	.35%	.72%	1.23%
10/31/2023	13.81	.16	1.00	1.16	(.07 )	(.76 )	(.83 )	14.14	8.75	791.35		.73	1.14
10/31/2022	18.27	.14	(3.98)	(3.84)	(.13 )	(.49 )	(.62 )	13.81	(21.77)	604.34		.71	.88
10/31/2021	13.92	.13	4.62	4.75	(.09 )	(.31 )	(.40 )	18.27	34.65	619.34		.71	.77
10/31/2020	13.16	.15	1.05	1.20	(.10 )	(.34 )	(.44 )	13.92	9.25	363.38		.76	1.15
Class C:
10/31/2024	13.81	.09	4.00	4.09	(.08 )	(.15 )	(.23 )	17.67	29.87	107	1.08	1.45	.52
10/31/2023	13.53	.06	.98	1.04	—	(.76 )	(.76 )	13.81	7.95	82	1.09	1.47	.41
10/31/2022	17.92	.02	(3.91)	(3.89)	(.01 )	(.49 )	(.50 )	13.53	(22.34)	67	1.08	1.45	.14
10/31/2021	13.68	.01	4.54	4.55	—	(.31 )	(.31 )	17.92	33.66	75	1.08	1.45	.04
10/31/2020	12.96	.06	1.02	1.08	(.02 )	(.34 )	(.36 )	13.68	8.43	49	1.11	1.49	.44
Class T:
10/31/2024	14.23	.26	4.11	4.37	(.22 )	(.15 )	(.37 )	18.23	31.14 [10]	— [11]	.10 [10]	.47 [10]	1.52 [10]
10/31/2023	13.88	.22	1.00	1.22	(.11 )	(.76 )	(.87 )	14.23	9.12 [10]	— [11]	.06 [10]	.44 [10]	1.49 [10]
10/31/2022	18.34	.18	(3.99)	(3.81)	(.16 )	(.49 )	(.65 )	13.88	(21.55)[10]	— [11]	.08 [10]	.45 [10]	1.15 [10]
10/31/2021	13.97	.17	4.62	4.79	(.11 )	(.31 )	(.42 )	18.34	34.86 [10]	— [11]	.15 [10]	.52 [10]	.99 [10]
10/31/2020	13.20	.19	1.05	1.24	(.13 )	(.34 )	(.47 )	13.97	9.48 [10]	— [11]	.16 [10]	.54 [10]	1.45 [10]
Class F-1:
10/31/2024	14.14	.21	4.10	4.31	(.17 )	(.15 )	(.32 )	18.13	30.88	38.37		.74	1.26
10/31/2023	13.80	.17	.99	1.16	(.06 )	(.76 )	(.82 )	14.14	8.75	33.37		.75	1.15
10/31/2022	18.27	.13	(3.98)	(3.85)	(.13 )	(.49 )	(.62 )	13.80	(21.83)	30.38		.75	.84
10/31/2021	13.93	.12	4.62	4.74	(.09 )	(.31 )	(.40 )	18.27	34.57	31.37		.74	.73
10/31/2020	13.17	.15	1.05	1.20	(.10 )	(.34 )	(.44 )	13.93	9.24	15.38		.76	1.15
Class F-2:
10/31/2024	14.25	.25	4.14	4.39	(.22 )	(.15 )	(.37 )	18.27	31.20	88.10		.47	1.48
10/31/2023	13.91	.20	1.00	1.20	(.10 )	(.76 )	(.86 )	14.25	9.01	58.10		.48	1.40
10/31/2022	18.39	.17	(3.99)	(3.82)	(.17 )	(.49 )	(.66 )	13.91	(21.57)	48.09		.46	1.12
10/31/2021	14.00	.17	4.65	4.82	(.12 )	(.31 )	(.43 )	18.39	35.02	55.09		.46	1.00
10/31/2020	13.23	.19	1.05	1.24	(.13 )	(.34 )	(.47 )	14.00	9.52	29.10		.48	1.41
Class F-3:
10/31/2024	14.23	.28	4.11	4.39	(.23 )	(.15 )	(.38 )	18.24	31.28	12.01		.38	1.64
10/31/2023	13.89	.20	1.02	1.22	(.12 )	(.76 )	(.88 )	14.23	9.13	10.01		.39	1.35
10/31/2022	18.36	.18	(3.98)	(3.80)	(.18 )	(.49 )	(.67 )	13.89	(21.49)	4.01		.38	1.20
10/31/2021	13.98	.18	4.64	4.82	(.13 )	(.31 )	(.44 )	18.36	35.08	3.01		.38	1.07
10/31/2020	13.21	.17	1.08	1.25	(.14 )	(.34 )	(.48 )	13.98	9.59	1.02		.40	1.27
Class R-1:
10/31/2024	13.84	.09	4.01	4.10	(.09 )	(.15 )	(.24 )	17.70	29.87	10	1.10	1.47	.52
10/31/2023	13.56	.05	.99	1.04	—	(.76 )	(.76 )	13.84	7.94	7	1.11	1.49	.37
10/31/2022	17.98	.01	(3.92)	(3.91)	(.02 )	(.49 )	(.51 )	13.56	(22.36)	6	1.10	1.47	.09
10/31/2021	13.74	— [9]	4.56	4.56	(.01 )	(.31 )	(.32 )	17.98	33.60	6	1.11	1.48	(.01 )
10/31/2020	13.01	.04	1.04	1.08	(.01 )	(.34 )	(.35 )	13.74	8.40	3	1.14	1.52	.28
Class R-2:
10/31/2024	13.80	.08	4.00	4.08	(.08 )	(.15 )	(.23 )	17.65	29.83	450	1.10	1.47	.50
10/31/2023	13.52	.06	.98	1.04	—	(.76 )	(.76 )	13.80	7.96	326	1.11	1.49	.40
10/31/2022	17.91	.02	(3.92)	(3.90)	— [9]	(.49 )	(.49 )	13.52	(22.38)	269	1.11	1.48	.11
10/31/2021	13.68	— [9]	4.54	4.54	—	(.31 )	(.31 )	17.91	33.58	304	1.11	1.48	.02
10/31/2020	12.96	.06	1.02	1.08	(.02 )	(.34 )	(.36 )	13.68	8.42	204	1.12	1.50	.44
Class R-2E:
10/31/2024	13.95	.13	4.04	4.17	(.12 )	(.15 )	(.27 )	17.85	30.24	107.80		1.17	.80
10/31/2023	13.63	.10	.99	1.09	(.01 )	(.76 )	(.77 )	13.95	8.27	76.81		1.19	.72
10/31/2022	18.05	.06	(3.94)	(3.88)	(.05 )	(.49 )	(.54 )	13.63	(22.14)	61.81		1.18	.42
10/31/2021	13.77	.05	4.58	4.63	(.04 )	(.31 )	(.35 )	18.05	34.05	68.81		1.18	.30
10/31/2020	13.04	.09	1.04	1.13	(.06 )	(.34 )	(.40 )	13.77	8.74	40.82		1.20	.71
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	72

Financial highlights (continued)
2060 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$14.01	$.16	$4.06	$4.22	$(.14 )	$(.15 )	$(.29 )	$17.94	30.47%	$661	.65%	1.02%	.94%
10/31/2023	13.68	.12	1.00	1.12	(.03 )	(.76 )	(.79 )	14.01	8.48	483.66		1.04	.84
10/31/2022	18.12	.09	(3.96)	(3.87)	(.08 )	(.49 )	(.57 )	13.68	(22.07)	368.66		1.03	.56
10/31/2021	13.82	.08	4.58	4.66	(.05 )	(.31 )	(.36 )	18.12	34.22	383.66		1.03	.45
10/31/2020	13.08	.11	1.04	1.15	(.07 )	(.34 )	(.41 )	13.82	8.91	236.67		1.05	.86
Class R-4:
10/31/2024	14.15	.21	4.10	4.31	(.18 )	(.15 )	(.33 )	18.13	30.85	632.36		.73	1.23
10/31/2023	13.81	.16	1.01	1.17	(.07 )	(.76 )	(.83 )	14.15	8.78	438.36		.74	1.13
10/31/2022	18.27	.13	(3.98)	(3.85)	(.12 )	(.49 )	(.61 )	13.81	(21.79)	327.36		.73	.87
10/31/2021	13.92	.12	4.62	4.74	(.08 )	(.31 )	(.39 )	18.27	34.57	381.36		.73	.73
10/31/2020	13.16	.16	1.04	1.20	(.10 )	(.34 )	(.44 )	13.92	9.27	285.37		.75	1.17
Class R-5E:
10/31/2024	14.18	.24	4.12	4.36	(.21 )	(.15 )	(.36 )	18.18	31.15	421.15		.52	1.44
10/31/2023	13.85	.19	1.00	1.19	(.10 )	(.76 )	(.86 )	14.18	8.92	289.16		.54	1.33
10/31/2022	18.31	.16	(3.98)	(3.82)	(.15 )	(.49 )	(.64 )	13.85	(21.61)	207.16		.53	1.04
10/31/2021	13.95	.16	4.63	4.79	(.12 )	(.31 )	(.43 )	18.31	34.87	187.16		.53	.95
10/31/2020	13.18	.19	1.05	1.24	(.13 )	(.34 )	(.47 )	13.95	9.50	116.17		.55	1.41
Class R-5:
10/31/2024	14.28	.26	4.14	4.40	(.22 )	(.15 )	(.37 )	18.31	31.25	159.06		.43	1.55
10/31/2023	13.94	.21	1.00	1.21	(.11 )	(.76 )	(.87 )	14.28	9.03	113.06		.44	1.45
10/31/2022	18.42	.18	(4.00)	(3.82)	(.17 )	(.49 )	(.66 )	13.94	(21.51)	95.06		.43	1.16
10/31/2021	14.03	.18	4.65	4.83	(.13 )	(.31 )	(.44 )	18.42	34.97	106.06		.43	1.05
10/31/2020	13.25	.20	1.06	1.26	(.14 )	(.34 )	(.48 )	14.03	9.60	66.07		.45	1.51
Class R-6:
10/31/2024	14.30	.26	4.15	4.41	(.23 )	(.15 )	(.38 )	18.33	31.26	10,467.01		.38	1.54
10/31/2023	13.95	.21	1.02	1.23	(.12 )	(.76 )	(.88 )	14.30	9.16	6,309.01		.39	1.46
10/31/2022	18.44	.19	(4.01)	(3.82)	(.18 )	(.49 )	(.67 )	13.95	(21.51)	4,166.01		.38	1.20
10/31/2021	14.04	.19	4.65	4.84	(.13 )	(.31 )	(.44 )	18.44	35.07	3,763.01		.38	1.09
10/31/2020	13.26	.20	1.06	1.26	(.14 )	(.34 )	(.48 )	14.04	9.64	1,888.02		.40	1.48
Refer to the end of the tables for footnotes.

73	American Funds Target Date Retirement Series

Financial highlights (continued)
2055 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$20.86	$.31	$6.03	$6.34	$(.28 )	$(.24 )	$(.52 )	$26.68	30.76%	$1,742	.34%	.71%	1.26%
10/31/2023	20.52	.25	1.46	1.71	(.12 )	(1.25)	(1.37)	20.86	8.70	1,253.35		.72	1.16
10/31/2022	27.25	.21	(5.85)	(5.64)	(.17 )	(.92 )	(1.09)	20.52	(21.58)	1,023.33		.70	.89
10/31/2021	20.85	.20	6.90	7.10	(.15 )	(.55 )	(.70 )	27.25	34.62	1,143.33		.70	.79
10/31/2020	19.83	.24	1.58	1.82	(.17 )	(.63 )	(.80 )	20.85	9.27	752.35		.73	1.21
Class C:
10/31/2024	20.26	.14	5.83	5.97	(.12 )	(.24 )	(.36 )	25.87	29.76	120	1.07	1.44	.56
10/31/2023	19.99	.09	1.43	1.52	—	(1.25)	(1.25)	20.26	7.92	97	1.08	1.45	.44
10/31/2022	26.59	.04	(5.72)	(5.68)	—	(.92 )	(.92 )	19.99	(22.15)	86	1.07	1.44	.16
10/31/2021	20.39	.01	6.75	6.76	(.01 )	(.55 )	(.56 )	26.59	33.59	103	1.07	1.44	.05
10/31/2020	19.42	.09	1.55	1.64	(.04 )	(.63 )	(.67 )	20.39	8.51	71	1.09	1.47	.48
Class T:
10/31/2024	20.94	.38	6.03	6.41	(.34 )	(.24 )	(.58 )	26.77	31.03 [10]	— [11]	.10 [10]	.47 [10]	1.54 [10]
10/31/2023	20.58	.32	1.46	1.78	(.17 )	(1.25)	(1.42)	20.94	9.05 [10]	— [11]	.06 [10]	.43 [10]	1.51 [10]
10/31/2022	27.30	.27	(5.85)	(5.58)	(.22 )	(.92 )	(1.14)	20.58	(21.36)[10]	— [11]	.08 [10]	.45 [10]	1.16 [10]
10/31/2021	20.89	.25	6.89	7.14	(.18 )	(.55 )	(.73 )	27.30	34.80 [10]	— [11]	.14 [10]	.51 [10]	1.00 [10]
10/31/2020	19.85	.29	1.58	1.87	(.20 )	(.63 )	(.83 )	20.89	9.56 [10]	— [11]	.15 [10]	.53 [10]	1.46 [10]
Class F-1:
10/31/2024	20.71	.31	5.97	6.28	(.27 )	(.24 )	(.51 )	26.48	30.71	69.37		.74	1.24
10/31/2023	20.37	.25	1.44	1.69	(.10 )	(1.25)	(1.35)	20.71	8.69	51.37		.74	1.16
10/31/2022	27.06	.20	(5.80)	(5.60)	(.17 )	(.92 )	(1.09)	20.37	(21.61)	46.38		.75	.86
10/31/2021	20.73	.19	6.84	7.03	(.15 )	(.55 )	(.70 )	27.06	34.49	56.37		.74	.74
10/31/2020	19.71	.23	1.58	1.81	(.16 )	(.63 )	(.79 )	20.73	9.30	34.37		.75	1.17
Class F-2:
10/31/2024	20.91	.38	6.03	6.41	(.33 )	(.24 )	(.57 )	26.75	31.08	101.10		.47	1.51
10/31/2023	20.57	.30	1.46	1.76	(.17 )	(1.25)	(1.42)	20.91	8.94	71.10		.47	1.42
10/31/2022	27.30	.26	(5.84)	(5.58)	(.23 )	(.92 )	(1.15)	20.57	(21.36)	56.09		.46	1.13
10/31/2021	20.89	.26	6.90	7.16	(.20 )	(.55 )	(.75 )	27.30	34.89	58.09		.46	1.02
10/31/2020	19.85	.29	1.59	1.88	(.21 )	(.63 )	(.84 )	20.89	9.61	33.10		.48	1.47
Class F-3:
10/31/2024	20.97	.40	6.04	6.44	(.35 )	(.24 )	(.59 )	26.82	31.14	16.01		.38	1.61
10/31/2023	20.61	.33	1.46	1.79	(.18 )	(1.25)	(1.43)	20.97	9.13	12.01		.38	1.53
10/31/2022	27.36	.28	(5.86)	(5.58)	(.25 )	(.92 )	(1.17)	20.61	(21.33)	10.01		.38	1.22
10/31/2021	20.93	.28	6.91	7.19	(.21 )	(.55 )	(.76 )	27.36	35.00	12.01		.38	1.10
10/31/2020	19.89	.31	1.59	1.90	(.23 )	(.63 )	(.86 )	20.93	9.67	7.01		.39	1.57
Class R-1:
10/31/2024	20.11	.12	5.81	5.93	(.12 )	(.24 )	(.36 )	25.68	29.78	14	1.10	1.47	.51
10/31/2023	19.86	.08	1.42	1.50	—	(1.25)	(1.25)	20.11	7.87	11	1.10	1.47	.41
10/31/2022	26.43	.03	(5.68)	(5.65)	—	(.92 )	(.92 )	19.86	(22.17)	9	1.10	1.47	.13
10/31/2021	20.31	— [9]	6.72	6.72	(.05 )	(.55 )	(.60 )	26.43	33.58	11	1.11	1.48	.01
10/31/2020	19.34	.08	1.54	1.62	(.02 )	(.63 )	(.65 )	20.31	8.44	5	1.14	1.52	.42
Class R-2:
10/31/2024	20.16	.13	5.82	5.95	(.13 )	(.24 )	(.37 )	25.74	29.76	734	1.10	1.47	.52
10/31/2023	19.90	.09	1.42	1.51	—	(1.25)	(1.25)	20.16	7.90	559	1.11	1.48	.42
10/31/2022	26.49	.03	(5.70)	(5.67)	—	(.92 )	(.92 )	19.90	(22.20)	488	1.11	1.48	.13
10/31/2021	20.32	.01	6.71	6.72	— [9]	(.55 )	(.55 )	26.49	33.53	601	1.10	1.47	.03
10/31/2020	19.35	.09	1.54	1.63	(.03 )	(.63 )	(.66 )	20.32	8.49	438	1.12	1.50	.48
Class R-2E:
10/31/2024	20.41	.21	5.87	6.08	(.19 )	(.24 )	(.43 )	26.06	30.11	169.81		1.18	.86
10/31/2023	20.09	.15	1.43	1.58	(.01 )	(1.25)	(1.26)	20.41	8.22	135.81		1.18	.74
10/31/2022	26.71	.10	(5.74)	(5.64)	(.06 )	(.92 )	(.98 )	20.09	(21.95)	117.81		1.18	.42
10/31/2021	20.47	.08	6.77	6.85	(.06 )	(.55 )	(.61 )	26.71	33.96	144.81		1.18	.32
10/31/2020	19.50	.15	1.55	1.70	(.10 )	(.63 )	(.73 )	20.47	8.79	98.81		1.19	.75
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	74

Financial highlights (continued)
2055 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$20.55	$.23	$5.94	$6.17	$(.22 )	$(.24 )	$(.46 )	$26.26	30.34%	$1,119	.65%	1.02%	.96%
10/31/2023	20.22	.18	1.45	1.63	(.05 )	(1.25)	(1.30)	20.55	8.40	828.66		1.03	.86
10/31/2022	26.87	.13	(5.77)	(5.64)	(.09 )	(.92 )	(1.01)	20.22	(21.83)	701.66		1.03	.57
10/31/2021	20.59	.12	6.79	6.91	(.08 )	(.55 )	(.63 )	26.87	34.11	823.66		1.03	.47
10/31/2020	19.59	.18	1.56	1.74	(.11 )	(.63 )	(.74 )	20.59	8.98	578.67		1.05	.91
Class R-4:
10/31/2024	20.83	.31	6.01	6.32	(.28 )	(.24 )	(.52 )	26.63	30.71	1,145.36		.73	1.26
10/31/2023	20.48	.25	1.46	1.71	(.11 )	(1.25)	(1.36)	20.83	8.71	855.36		.73	1.16
10/31/2022	27.19	.20	(5.83)	(5.63)	(.16 )	(.92 )	(1.08)	20.48	(21.59)	710.36		.73	.88
10/31/2021	20.81	.19	6.87	7.06	(.13 )	(.55 )	(.68 )	27.19	34.50	925.36		.73	.75
10/31/2020	19.78	.24	1.59	1.83	(.17 )	(.63 )	(.80 )	20.81	9.34	804.36		.74	1.22
Class R-5E:
10/31/2024	20.82	.36	6.01	6.37	(.32 )	(.24 )	(.56 )	26.63	31.00	641.15		.52	1.45
10/31/2023	20.48	.29	1.45	1.74	(.15 )	(1.25)	(1.40)	20.82	8.91	465.16		.53	1.36
10/31/2022	27.19	.25	(5.83)	(5.58)	(.21 )	(.92 )	(1.13)	20.48	(21.43)	372.15		.52	1.07
10/31/2021	20.81	.24	6.88	7.12	(.19 )	(.55 )	(.74 )	27.19	34.81	403.16		.53	.96
10/31/2020	19.78	.29	1.57	1.86	(.20 )	(.63 )	(.83 )	20.81	9.53	291.16		.54	1.46
Class R-5:
10/31/2024	21.12	.40	6.08	6.48	(.34 )	(.24 )	(.58 )	27.02	31.10	316.06		.43	1.59
10/31/2023	20.75	.32	1.47	1.79	(.17 )	(1.25)	(1.42)	21.12	9.05	246.06		.43	1.48
10/31/2022	27.54	.27	(5.90)	(5.63)	(.24 )	(.92 )	(1.16)	20.75	(21.38)	220.06		.43	1.16
10/31/2021	21.06	.27	6.96	7.23	(.20 )	(.55 )	(.75 )	27.54	34.97	294.06		.43	1.07
10/31/2020	20.00	.32	1.59	1.91	(.22 )	(.63 )	(.85 )	21.06	9.66	203.06		.44	1.60
Class R-6:
10/31/2024	21.15	.40	6.11	6.51	(.35 )	(.24 )	(.59 )	27.07	31.21	17,493.01		.38	1.57
10/31/2023	20.79	.32	1.47	1.79	(.18 )	(1.25)	(1.43)	21.15	9.04	11,403.01		.38	1.49
10/31/2022	27.58	.28	(5.90)	(5.62)	(.25 )	(.92 )	(1.17)	20.79	(21.30)	8,298.01		.38	1.21
10/31/2021	21.09	.28	6.97	7.25	(.21 )	(.55 )	(.76 )	27.58	35.03	8,209.01		.38	1.10
10/31/2020	20.03	.31	1.61	1.92	(.23 )	(.63 )	(.86 )	21.09	9.70	4,709.01		.39	1.51
Refer to the end of the tables for footnotes.

75	American Funds Target Date Retirement Series

Financial highlights (continued)
2050 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$16.67	$.27	$4.74	$5.01	$(.24 )	$(.20 )	$(.44 )	$21.24	30.43%	$2,576	.34%	.70%	1.38%
10/31/2023	16.47	.21	1.11	1.32	(.12 )	(1.00)	(1.12)	16.67	8.37	1,921.34		.71	1.26
10/31/2022	21.72	.18	(4.53)	(4.35)	(.15 )	(.75 )	(.90 )	16.47	(20.90)	1,654.33		.70	.96
10/31/2021	16.67	.16	5.48	5.64	(.12 )	(.47 )	(.59 )	21.72	34.41	1,931.33		.69	.82
10/31/2020	15.88	.20	1.27	1.47	(.14 )	(.54 )	(.68 )	16.67	9.36	1,334.34		.72	1.24
Class C:
10/31/2024	16.15	.13	4.59	4.72	(.11 )	(.20 )	(.31 )	20.56	29.51	172	1.07	1.43	.67
10/31/2023	15.99	.09	1.07	1.16	—	(1.00)	(1.00)	16.15	7.55	142	1.08	1.45	.53
10/31/2022	21.12	.04	(4.41)	(4.37)	(.01 )	(.75 )	(.76 )	15.99	(21.48)	133	1.07	1.44	.22
10/31/2021	16.25	.01	5.33	5.34	— [9]	(.47 )	(.47 )	21.12	33.36	160	1.07	1.43	.07
10/31/2020	15.51	.08	1.24	1.32	(.04 )	(.54 )	(.58 )	16.25	8.57	113	1.09	1.47	.48
Class T:
10/31/2024	16.73	.33	4.74	5.07	(.29 )	(.20 )	(.49 )	21.31	30.72 [10]	— [11]	.10 [10]	.46 [10]	1.64 [10]
10/31/2023	16.51	.27	1.11	1.38	(.16 )	(1.00)	(1.16)	16.73	8.76 [10]	— [11]	.06 [10]	.43 [10]	1.59 [10]
10/31/2022	21.76	.23	(4.54)	(4.31)	(.19 )	(.75 )	(.94 )	16.51	(20.72)[10]	— [11]	.08 [10]	.45 [10]	1.23 [10]
10/31/2021	16.70	.20	5.48	5.68	(.15 )	(.47 )	(.62 )	21.76	34.61 [10]	— [11]	.14 [10]	.50 [10]	1.02 [10]
10/31/2020	15.90	.23	1.28	1.51	(.17 )	(.54 )	(.71 )	16.70	9.62 [10]	— [11]	.15 [10]	.53 [10]	1.46 [10]
Class F-1:
10/31/2024	16.53	.26	4.70	4.96	(.23 )	(.20 )	(.43 )	21.06	30.40	102.37		.73	1.33
10/31/2023	16.33	.21	1.10	1.31	(.11 )	(1.00)	(1.11)	16.53	8.38	76.37		.74	1.25
10/31/2022	21.55	.17	(4.49)	(4.32)	(.15 )	(.75 )	(.90 )	16.33	(20.95)	73.38		.75	.92
10/31/2021	16.56	.15	5.43	5.58	(.12 )	(.47 )	(.59 )	21.55	34.28	86.37		.73	.76
10/31/2020	15.78	.19	1.27	1.46	(.14 )	(.54 )	(.68 )	16.56	9.35	49.37		.75	1.18
Class F-2:
10/31/2024	16.69	.32	4.74	5.06	(.28 )	(.20 )	(.48 )	21.27	30.75	148.10		.46	1.61
10/31/2023	16.49	.26	1.10	1.36	(.16 )	(1.00)	(1.16)	16.69	8.63	107.10		.47	1.50
10/31/2022	21.74	.22	(4.52)	(4.30)	(.20 )	(.75 )	(.95 )	16.49	(20.70)	88.09		.46	1.20
10/31/2021	16.68	.21	5.48	5.69	(.16 )	(.47 )	(.63 )	21.74	34.74	97.09		.45	1.05
10/31/2020	15.89	.23	1.28	1.51	(.18 )	(.54 )	(.72 )	16.68	9.61	60.09		.47	1.46
Class F-3:
10/31/2024	16.75	.34	4.75	5.09	(.30 )	(.20 )	(.50 )	21.34	30.81	18.01		.37	1.71
10/31/2023	16.54	.27	1.11	1.38	(.17 )	(1.00)	(1.17)	16.75	8.77	14.01		.38	1.61
10/31/2022	21.80	.24	(4.53)	(4.29)	(.22 )	(.75 )	(.97 )	16.54	(20.63)	13.01		.38	1.28
10/31/2021	16.73	.22	5.49	5.71	(.17 )	(.47 )	(.64 )	21.80	34.78	12.01		.37	1.07
10/31/2020	15.93	.30	1.23	1.53	(.19 )	(.54 )	(.73 )	16.73	9.74	4.01		.39	1.87
Class R-1:
10/31/2024	16.14	.12	4.58	4.70	(.11 )	(.20 )	(.31 )	20.53	29.41	22	1.10	1.46	.64
10/31/2023	15.98	.08	1.08	1.16	—	(1.00)	(1.00)	16.14	7.56	18	1.10	1.47	.50
10/31/2022	21.11	.04	(4.42)	(4.38)	— [9]	(.75 )	(.75 )	15.98	(21.52)	16	1.10	1.47	.20
10/31/2021	16.24	.01	5.34	5.35	(.01 )	(.47 )	(.48 )	21.11	33.40	21	1.11	1.47	.05
10/31/2020	15.49	.07	1.23	1.30	(.01 )	(.54 )	(.55 )	16.24	8.46	14	1.14	1.52	.44
Class R-2:
10/31/2024	16.14	.12	4.58	4.70	(.11 )	(.20 )	(.31 )	20.53	29.42	1,027	1.10	1.46	.63
10/31/2023	15.97	.08	1.09	1.17	—	(1.00)	(1.00)	16.14	7.62	799	1.11	1.48	.51
10/31/2022	21.10	.04	(4.42)	(4.38)	—	(.75 )	(.75 )	15.97	(21.54)	726	1.11	1.48	.19
10/31/2021	16.23	.01	5.33	5.34	— [9]	(.47 )	(.47 )	21.10	33.36	902	1.10	1.46	.06
10/31/2020	15.49	.07	1.24	1.31	(.03 )	(.54 )	(.57 )	16.23	8.52	680	1.11	1.49	.48
Class R-2E:
10/31/2024	16.29	.19	4.62	4.81	(.17 )	(.20 )	(.37 )	20.73	29.82	245.81		1.17	.97
10/31/2023	16.10	.14	1.09	1.23	(.04 )	(1.00)	(1.04)	16.29	7.93	201.81		1.18	.82
10/31/2022	21.26	.09	(4.44)	(4.35)	(.06 )	(.75 )	(.81 )	16.10	(21.30)	180.81		1.18	.49
10/31/2021	16.34	.07	5.36	5.43	(.04 )	(.47 )	(.51 )	21.26	33.77	229.81		1.17	.34
10/31/2020	15.59	.12	1.25	1.37	(.08 )	(.54 )	(.62 )	16.34	8.85	163.81		1.19	.77
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	76

Financial highlights (continued)
2050 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$16.40	$.21	$4.66	$4.87	$(.19 )	$(.20 )	$(.39 )	$20.88	30.02%	$1,568	.65%	1.01%	1.08%
10/31/2023	16.21	.16	1.09	1.25	(.06 )	(1.00)	(1.06)	16.40	8.06	1,286.66		1.03	.95
10/31/2022	21.40	.12	(4.47)	(4.35)	(.09 )	(.75 )	(.84 )	16.21	(21.19)	1,127.66		1.03	.64
10/31/2021	16.44	.10	5.40	5.50	(.07 )	(.47 )	(.54 )	21.40	33.97	1,362.66		1.02	.50
10/31/2020	15.68	.15	1.24	1.39	(.09 )	(.54 )	(.63 )	16.44	8.98	1,017.66		1.04	.93
Class R-4:
10/31/2024	16.63	.27	4.73	5.00	(.24 )	(.20 )	(.44 )	21.19	30.43	1,541.36		.72	1.38
10/31/2023	16.43	.21	1.10	1.31	(.11 )	(1.00)	(1.11)	16.63	8.33	1,241.36		.73	1.25
10/31/2022	21.66	.18	(4.52)	(4.34)	(.14 )	(.75 )	(.89 )	16.43	(20.90)	1,082.36		.73	.95
10/31/2021	16.62	.15	5.46	5.61	(.10 )	(.47 )	(.57 )	21.66	34.35	1,482.36		.72	.77
10/31/2020	15.84	.20	1.26	1.46	(.14 )	(.54 )	(.68 )	16.62	9.32	1,306.36		.74	1.23
Class R-5E:
10/31/2024	16.63	.31	4.72	5.03	(.27 )	(.20 )	(.47 )	21.19	30.67	952.15		.51	1.55
10/31/2023	16.43	.25	1.10	1.35	(.15 )	(1.00)	(1.15)	16.63	8.59	693.16		.53	1.45
10/31/2022	21.67	.21	(4.51)	(4.30)	(.19 )	(.75 )	(.94 )	16.43	(20.79)	584.15		.52	1.13
10/31/2021	16.63	.20	5.46	5.66	(.15 )	(.47 )	(.62 )	21.67	34.65	635.15		.51	.99
10/31/2020	15.84	.23	1.27	1.50	(.17 )	(.54 )	(.71 )	16.63	9.58	500.16		.54	1.47
Class R-5:
10/31/2024	16.88	.34	4.79	5.13	(.29 )	(.20 )	(.49 )	21.52	30.80	406.06		.42	1.70
10/31/2023	16.66	.27	1.11	1.38	(.16 )	(1.00)	(1.16)	16.88	8.70	327.06		.43	1.57
10/31/2022	21.96	.23	(4.57)	(4.34)	(.21 )	(.75 )	(.96 )	16.66	(20.70)	315.06		.43	1.24
10/31/2021	16.84	.22	5.53	5.75	(.16 )	(.47 )	(.63 )	21.96	34.79	434.06		.42	1.10
10/31/2020	16.03	.26	1.27	1.53	(.18 )	(.54 )	(.72 )	16.84	9.68	317.06		.44	1.61
Class R-6:
10/31/2024	16.82	.34	4.78	5.12	(.30 )	(.20 )	(.50 )	21.44	30.86	24,842.01		.37	1.68
10/31/2023	16.61	.27	1.11	1.38	(.17 )	(1.00)	(1.17)	16.82	8.73	16,836.01		.38	1.58
10/31/2022	21.89	.24	(4.55)	(4.31)	(.22 )	(.75 )	(.97 )	16.61	(20.64)	13,000.01		.38	1.28
10/31/2021	16.79	.23	5.51	5.74	(.17 )	(.47 )	(.64 )	21.89	34.84	13,630.01		.37	1.12
10/31/2020	15.98	.25	1.29	1.54	(.19 )	(.54 )	(.73 )	16.79	9.76	8,138.01		.39	1.53
Refer to the end of the tables for footnotes.

77	American Funds Target Date Retirement Series

Financial highlights (continued)
2045 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$17.00	$.30	$4.74	$5.04	$(.26 )	$(.20 )	$(.46 )	$21.58	30.08%	$2,825	.34%	.70%	1.47%
10/31/2023	16.80	.24	1.05	1.29	(.14 )	(.95 )	(1.09)	17.00	8.01	2,120.34		.70	1.35
10/31/2022	21.99	.20	(4.41)	(4.21)	(.15 )	(.83 )	(.98 )	16.80	(20.08)	1,843.33		.69	1.06
10/31/2021	16.96	.18	5.46	5.64	(.14 )	(.47 )	(.61 )	21.99	33.82	2,142.32		.68	.89
10/31/2020	16.20	.21	1.25	1.46	(.16 )	(.54 )	(.70 )	16.96	9.14	1,507.34		.72	1.29
Class C:
10/31/2024	16.51	.15	4.60	4.75	(.13 )	(.20 )	(.33 )	20.93	29.09	173	1.07	1.43	.76
10/31/2023	16.33	.11	1.03	1.14	(.01 )	(.95 )	(.96 )	16.51	7.26	146	1.08	1.44	.62
10/31/2022	21.41	.06	(4.30)	(4.24)	(.01 )	(.83 )	(.84 )	16.33	(20.67)	138	1.07	1.43	.32
10/31/2021	16.55	.03	5.32	5.35	(.02 )	(.47 )	(.49 )	21.41	32.80	166	1.07	1.43	.15
10/31/2020	15.83	.09	1.22	1.31	(.05 )	(.54 )	(.59 )	16.55	8.39	117	1.09	1.47	.55
Class T:
10/31/2024	17.05	.35	4.75	5.10	(.31 )	(.20 )	(.51 )	21.64	30.39 [10]	— [11]	.09 [10]	.45 [10]	1.74 [10]
10/31/2023	16.84	.29	1.05	1.34	(.18 )	(.95 )	(1.13)	17.05	8.34 [10]	— [11]	.06 [10]	.42 [10]	1.68 [10]
10/31/2022	22.03	.25	(4.42)	(4.17)	(.19 )	(.83 )	(1.02)	16.84	(19.90)[10]	— [11]	.08 [10]	.44 [10]	1.32 [10]
10/31/2021	16.98	.22	5.47	5.69	(.17 )	(.47 )	(.64 )	22.03	34.12 [10]	— [11]	.14 [10]	.50 [10]	1.09 [10]
10/31/2020	16.21	.25	1.25	1.50	(.19 )	(.54 )	(.73 )	16.98	9.39 [10]	— [11]	.15 [10]	.53 [10]	1.52 [10]
Class F-1:
10/31/2024	16.86	.29	4.70	4.99	(.25 )	(.20 )	(.45 )	21.40	30.04	123.37		.73	1.44
10/31/2023	16.67	.23	1.04	1.27	(.13 )	(.95 )	(1.08)	16.86	7.97	95.37		.73	1.34
10/31/2022	21.83	.19	(4.37)	(4.18)	(.15 )	(.83 )	(.98 )	16.67	(20.12)	88.38		.74	1.01
10/31/2021	16.85	.17	5.42	5.59	(.14 )	(.47 )	(.61 )	21.83	33.76	99.37		.73	.83
10/31/2020	16.09	.20	1.25	1.45	(.15 )	(.54 )	(.69 )	16.85	9.18	57.37		.75	1.24
Class F-2:
10/31/2024	17.04	.34	4.75	5.09	(.30 )	(.20 )	(.50 )	21.63	30.36	189.09		.45	1.69
10/31/2023	16.83	.28	1.06	1.34	(.18 )	(.95 )	(1.13)	17.04	8.33	133.10		.46	1.59
10/31/2022	22.03	.24	(4.41)	(4.17)	(.20 )	(.83 )	(1.03)	16.83	(19.91)	114.09		.45	1.29
10/31/2021	16.99	.23	5.46	5.69	(.18 )	(.47 )	(.65 )	22.03	34.11	127.09		.45	1.11
10/31/2020	16.22	.25	1.26	1.51	(.20 )	(.54 )	(.74 )	16.99	9.44	77.10		.48	1.54
Class F-3:
10/31/2024	17.07	.35	4.77	5.12	(.32 )	(.20 )	(.52 )	21.67	30.47	18.01		.37	1.74
10/31/2023	16.86	.29	1.07	1.36	(.20 )	(.95 )	(1.15)	17.07	8.42	12.01		.37	1.69
10/31/2022	22.06	.26	(4.41)	(4.15)	(.22 )	(.83 )	(1.05)	16.86	(19.83)	9.01		.37	1.39
10/31/2021	17.01	.24	5.47	5.71	(.19 )	(.47 )	(.66 )	22.06	34.22	11.01		.37	1.17
10/31/2020	16.23	.25	1.28	1.53	(.21 )	(.54 )	(.75 )	17.01	9.57	5.01		.39	1.54
Class R-1:
10/31/2024	16.47	.14	4.59	4.73	(.13 )	(.20 )	(.33 )	20.87	29.06	33	1.10	1.46	.71
10/31/2023	16.29	.10	1.04	1.14	(.01 )	(.95 )	(.96 )	16.47	7.25	26	1.10	1.46	.59
10/31/2022	21.37	.05	(4.29)	(4.24)	(.01 )	(.83 )	(.84 )	16.29	(20.71)	22	1.10	1.46	.29
10/31/2021	16.53	.02	5.32	5.34	(.03 )	(.47 )	(.50 )	21.37	32.79	28	1.11	1.47	.11
10/31/2020	15.81	.07	1.23	1.30	(.04 )	(.54 )	(.58 )	16.53	8.30	17	1.13	1.51	.47
Class R-2:
10/31/2024	16.41	.14	4.57	4.71	(.13 )	(.20 )	(.33 )	20.79	29.04	1,282	1.10	1.46	.72
10/31/2023	16.24	.10	1.03	1.13	(.01 )	(.95 )	(.96 )	16.41	7.20	1,000	1.10	1.46	.60
10/31/2022	21.29	.05	(4.27)	(4.22)	—	(.83 )	(.83 )	16.24	(20.68)	914	1.11	1.47	.29
10/31/2021	16.46	.02	5.29	5.31	(.01 )	(.47 )	(.48 )	21.29	32.75	1,130	1.10	1.46	.12
10/31/2020	15.75	.09	1.20	1.29	(.04 )	(.54 )	(.58 )	16.46	8.30	859	1.11	1.49	.55
Class R-2E:
10/31/2024	16.62	.21	4.62	4.83	(.18 )	(.20 )	(.38 )	21.07	29.44	294.81		1.17	1.06
10/31/2023	16.43	.17	1.02	1.19	(.05 )	(.95 )	(1.00)	16.62	7.56	244.81		1.17	1.00
10/31/2022	21.53	.11	(4.32)	(4.21)	(.06 )	(.83 )	(.89 )	16.43	(20.45)	272.81		1.17	.59
10/31/2021	16.63	.08	5.35	5.43	(.06 )	(.47 )	(.53 )	21.53	33.16	339.81		1.17	.41
10/31/2020	15.90	.13	1.23	1.36	(.09 )	(.54 )	(.63 )	16.63	8.68	241.81		1.19	.83
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	78

Financial highlights (continued)
2045 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$16.72	$.23	$4.66	$4.89	$(.21 )	$(.20 )	$(.41 )	$21.20	29.62%	$1,884	.65%	1.01%	1.16%
10/31/2023	16.53	.18	1.04	1.22	(.08 )	(.95 )	(1.03)	16.72	7.70	1,429.66		1.02	1.04
10/31/2022	21.65	.14	(4.35)	(4.21)	(.08 )	(.83 )	(.91 )	16.53	(20.34)	1,273.66		1.02	.73
10/31/2021	16.71	.11	5.38	5.49	(.08 )	(.47 )	(.55 )	21.65	33.41	1,546.66		1.02	.56
10/31/2020	15.97	.16	1.23	1.39	(.11 )	(.54 )	(.65 )	16.71	8.83	1,143.66		1.04	.99
Class R-4:
10/31/2024	16.97	.29	4.74	5.03	(.26 )	(.20 )	(.46 )	21.54	30.06	1,766.35		.71	1.46
10/31/2023	16.77	.23	1.05	1.28	(.13 )	(.95 )	(1.08)	16.97	7.98	1,394.36		.72	1.34
10/31/2022	21.94	.20	(4.40)	(4.20)	(.14 )	(.83 )	(.97 )	16.77	(20.08)	1,225.36		.72	1.04
10/31/2021	16.91	.17	5.45	5.62	(.12 )	(.47 )	(.59 )	21.94	33.82	1,623.36		.72	.84
10/31/2020	16.15	.21	1.24	1.45	(.15 )	(.54 )	(.69 )	16.91	9.15	1,544.36		.74	1.29
Class R-5E:
10/31/2024	16.96	.33	4.72	5.05	(.29 )	(.20 )	(.49 )	21.52	30.26	1,098.15		.51	1.64
10/31/2023	16.76	.27	1.05	1.32	(.17 )	(.95 )	(1.12)	16.96	8.24	810.16		.52	1.55
10/31/2022	21.93	.23	(4.39)	(4.16)	(.18 )	(.83 )	(1.01)	16.76	(19.93)	722.15		.51	1.23
10/31/2021	16.91	.21	5.45	5.66	(.17 )	(.47 )	(.64 )	21.93	34.09	779.15		.51	1.06
10/31/2020	16.15	.25	1.23	1.48	(.18 )	(.54 )	(.72 )	16.91	9.34	602.16		.54	1.55
Class R-5:
10/31/2024	17.23	.36	4.80	5.16	(.31 )	(.20 )	(.51 )	21.88	30.42	456.06		.42	1.78
10/31/2023	17.01	.29	1.07	1.36	(.19 )	(.95 )	(1.14)	17.23	8.34	365.06		.42	1.67
10/31/2022	22.25	.25	(4.45)	(4.20)	(.21 )	(.83 )	(1.04)	17.01	(19.88)	357.06		.42	1.32
10/31/2021	17.15	.24	5.51	5.75	(.18 )	(.47 )	(.65 )	22.25	34.17	486.06		.42	1.17
10/31/2020	16.36	.27	1.26	1.53	(.20 )	(.54 )	(.74 )	17.15	9.50	361.06		.44	1.67
Class R-6:
10/31/2024	17.16	.36	4.78	5.14	(.32 )	(.20 )	(.52 )	21.78	30.43	27,300.01		.37	1.78
10/31/2023	16.94	.29	1.08	1.37	(.20 )	(.95 )	(1.15)	17.16	8.44	18,865.01		.37	1.67
10/31/2022	22.16	.26	(4.43)	(4.17)	(.22 )	(.83 )	(1.05)	16.94	(19.83)	14,930.01		.37	1.37
10/31/2021	17.08	.25	5.49	5.74	(.19 )	(.47 )	(.66 )	22.16	34.26	15,677.01		.37	1.20
10/31/2020	16.30	.26	1.27	1.53	(.21 )	(.54 )	(.75 )	17.08	9.53	9,561.01		.39	1.59
Refer to the end of the tables for footnotes.

79	American Funds Target Date Retirement Series

Financial highlights (continued)
2040 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$16.65	$.31	$4.46	$4.77	$(.27 )	$(.19 )	$(.46 )	$20.96	29.07%	$3,558	.34%	.69%	1.58%
10/31/2023	16.43	.26	.98	1.24	(.17 )	(.85 )	(1.02)	16.65	7.82	2,704.35		.71	1.53
10/31/2022	21.41	.21	(4.17)	(3.96)	(.16 )	(.86 )	(1.02)	16.43	(19.48)	2,406.33		.68	1.16
10/31/2021	16.64	.19	5.18	5.37	(.14 )	(.46 )	(.60 )	21.41	32.90	2,845.33		.68	.96
10/31/2020	15.92	.22	1.19	1.41	(.16 )	(.53 )	(.69 )	16.64	9.02	2,039.34		.71	1.36
Class C:
10/31/2024	16.18	.17	4.33	4.50	(.14 )	(.19 )	(.33 )	20.35	28.12	197	1.08	1.43	.87
10/31/2023	15.99	.13	.95	1.08	(.04 )	(.85 )	(.89 )	16.18	6.98	170	1.08	1.44	.81
10/31/2022	20.86	.08	(4.07)	(3.99)	(.02 )	(.86 )	(.88 )	15.99	(20.03)	163	1.08	1.43	.42
10/31/2021	16.24	.04	5.07	5.11	(.03 )	(.46 )	(.49 )	20.86	31.94	200	1.07	1.42	.21
10/31/2020	15.57	.10	1.16	1.26	(.06 )	(.53 )	(.59 )	16.24	8.19	142	1.09	1.46	.61
Class T:
10/31/2024	16.70	.36	4.47	4.83	(.32 )	(.19 )	(.51 )	21.02	29.38 [10]	— [11]	.09 [10]	.44 [10]	1.85 [10]
10/31/2023	16.47	.32	.97	1.29	(.21 )	(.85 )	(1.06)	16.70	8.14 [10]	— [11]	.06 [10]	.42 [10]	1.87 [10]
10/31/2022	21.45	.26	(4.18)	(3.92)	(.20 )	(.86 )	(1.06)	16.47	(19.29)[10]	— [11]	.08 [10]	.43 [10]	1.43 [10]
10/31/2021	16.66	.23	5.19	5.42	(.17 )	(.46 )	(.63 )	21.45	33.19 [10]	— [11]	.14 [10]	.49 [10]	1.16 [10]
10/31/2020	15.94	.25	1.19	1.44	(.19 )	(.53 )	(.72 )	16.66	9.21 [10]	— [11]	.15 [10]	.52 [10]	1.58 [10]
Class F-1:
10/31/2024	16.52	.30	4.43	4.73	(.27 )	(.19 )	(.46 )	20.79	29.02	197.37		.72	1.54
10/31/2023	16.30	.26	.97	1.23	(.16 )	(.85 )	(1.01)	16.52	7.83	144.37		.73	1.53
10/31/2022	21.25	.20	(4.14)	(3.94)	(.15 )	(.86 )	(1.01)	16.30	(19.50)	138.38		.73	1.11
10/31/2021	16.53	.18	5.15	5.33	(.15 )	(.46 )	(.61 )	21.25	32.82	163.37		.72	.90
10/31/2020	15.82	.21	1.19	1.40	(.16 )	(.53 )	(.69 )	16.53	9.01	102.37		.74	1.30
Class F-2:
10/31/2024	16.67	.36	4.46	4.82	(.31 )	(.19 )	(.50 )	20.99	29.39	245.09		.44	1.82
10/31/2023	16.45	.30	.98	1.28	(.21 )	(.85 )	(1.06)	16.67	8.08	175.10		.46	1.77
10/31/2022	21.43	.25	(4.16)	(3.91)	(.21 )	(.86 )	(1.07)	16.45	(19.27)	148.09		.44	1.39
10/31/2021	16.65	.23	5.19	5.42	(.18 )	(.46 )	(.64 )	21.43	33.23	160.09		.44	1.18
10/31/2020	15.93	.25	1.20	1.45	(.20 )	(.53 )	(.73 )	16.65	9.28	98.09		.46	1.59
Class F-3:
10/31/2024	16.72	.36	4.50	4.86	(.33 )	(.19 )	(.52 )	21.06	29.53	33.01		.36	1.82
10/31/2023	16.50	.32	.98	1.30	(.23 )	(.85 )	(1.08)	16.72	8.16	20.01		.37	1.90
10/31/2022	21.49	.27	(4.18)	(3.91)	(.22 )	(.86 )	(1.08)	16.50	(19.20)	17.01		.36	1.47
10/31/2021	16.69	.25	5.21	5.46	(.20 )	(.46 )	(.66 )	21.49	33.36	17.01		.36	1.27
10/31/2020	15.97	.26	1.20	1.46	(.21 )	(.53 )	(.74 )	16.69	9.33	8.01		.38	1.59
Class R-1:
10/31/2024	16.18	.16	4.34	4.50	(.15 )	(.19 )	(.34 )	20.34	28.08	41	1.10	1.45	.82
10/31/2023	15.98	.13	.96	1.09	(.04 )	(.85 )	(.89 )	16.18	7.04	32	1.10	1.46	.78
10/31/2022	20.86	.07	(4.08)	(4.01)	(.01 )	(.86 )	(.87 )	15.98	(20.10)	29	1.10	1.45	.39
10/31/2021	16.25	.03	5.07	5.10	(.03 )	(.46 )	(.49 )	20.86	31.87	33	1.11	1.46	.17
10/31/2020	15.56	.09	1.16	1.25	(.03 )	(.53 )	(.56 )	16.25	8.16	22	1.14	1.51	.58
Class R-2:
10/31/2024	16.12	.16	4.33	4.49	(.15 )	(.19 )	(.34 )	20.27	28.14	1,467	1.10	1.45	.83
10/31/2023	15.93	.13	.95	1.08	(.04 )	(.85 )	(.89 )	16.12	6.96	1,167	1.10	1.46	.79
10/31/2022	20.78	.07	(4.05)	(3.98)	(.01 )	(.86 )	(.87 )	15.93	(20.05)	1,082	1.11	1.46	.40
10/31/2021	16.19	.04	5.03	5.07	(.02 )	(.46 )	(.48 )	20.78	31.82	1,355	1.10	1.45	.20
10/31/2020	15.51	.09	1.17	1.26	(.05 )	(.53 )	(.58 )	16.19	8.21	1,040	1.11	1.48	.60
Class R-2E:
10/31/2024	16.28	.22	4.37	4.59	(.20 )	(.19 )	(.39 )	20.48	28.52	341.81		1.16	1.18
10/31/2023	16.09	.18	.95	1.13	(.09 )	(.85 )	(.94 )	16.28	7.24	289.81		1.17	1.10
10/31/2022	20.98	.12	(4.08)	(3.96)	(.07 )	(.86 )	(.93 )	16.09	(19.81)	265.81		1.16	.69
10/31/2021	16.32	.09	5.10	5.19	(.07 )	(.46 )	(.53 )	20.98	32.31	330.80		1.15	.49
10/31/2020	15.65	.14	1.16	1.30	(.10 )	(.53 )	(.63 )	16.32	8.42	240.81		1.18	.89
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	80

Financial highlights (continued)
2040 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$16.41	$.25	$4.40	$4.65	$(.22 )	$(.19 )	$(.41 )	$20.65	28.70%	$2,182	.65%	1.00%	1.28%
10/31/2023	16.21	.21	.96	1.17	(.12 )	(.85 )	(.97 )	16.41	7.42	1,764.66		1.02	1.23
10/31/2022	21.12	.15	(4.11)	(3.96)	(.09 )	(.86 )	(.95 )	16.21	(19.67)	1,605.66		1.01	.84
10/31/2021	16.43	.12	5.12	5.24	(.09 )	(.46 )	(.55 )	21.12	32.45	1,981.66		1.01	.64
10/31/2020	15.74	.17	1.17	1.34	(.12 )	(.53 )	(.65 )	16.43	8.61	1,518.66		1.03	1.05
Class R-4:
10/31/2024	16.62	.31	4.45	4.76	(.27 )	(.19 )	(.46 )	20.92	29.05	2,154.35		.70	1.58
10/31/2023	16.39	.26	.98	1.24	(.16 )	(.85 )	(1.01)	16.62	7.85	1,739.36		.72	1.53
10/31/2022	21.35	.21	(4.16)	(3.95)	(.15 )	(.86 )	(1.01)	16.39	(19.48)	1,570.36		.71	1.15
10/31/2021	16.59	.18	5.17	5.35	(.13 )	(.46 )	(.59 )	21.35	32.85	2,168.36		.71	.91
10/31/2020	15.88	.22	1.18	1.40	(.16 )	(.53 )	(.69 )	16.59	8.96	1,930.36		.73	1.35
Class R-5E:
10/31/2024	16.61	.34	4.46	4.80	(.30 )	(.19 )	(.49 )	20.92	29.37	1,287.15		.50	1.76
10/31/2023	16.40	.29	.97	1.26	(.20 )	(.85 )	(1.05)	16.61	7.98	1,001.16		.52	1.73
10/31/2022	21.36	.24	(4.15)	(3.91)	(.19 )	(.86 )	(1.05)	16.40	(19.31)	898.15		.50	1.33
10/31/2021	16.60	.22	5.18	5.40	(.18 )	(.46 )	(.64 )	21.36	33.14	965.15		.50	1.13
10/31/2020	15.88	.26	1.18	1.44	(.19 )	(.53 )	(.72 )	16.60	9.22	783.16		.53	1.64
Class R-5:
10/31/2024	16.86	.38	4.51	4.89	(.32 )	(.19 )	(.51 )	21.24	29.46	508.06		.41	1.90
10/31/2023	16.63	.32	.98	1.30	(.22 )	(.85 )	(1.07)	16.86	8.10	415.06		.42	1.87
10/31/2022	21.64	.27	(4.21)	(3.94)	(.21 )	(.86 )	(1.07)	16.63	(19.20)	433.06		.41	1.44
10/31/2021	16.81	.25	5.23	5.48	(.19 )	(.46 )	(.65 )	21.64	33.24	585.06		.41	1.24
10/31/2020	16.08	.28	1.19	1.47	(.21 )	(.53 )	(.74 )	16.81	9.27	454.06		.43	1.73
Class R-6:
10/31/2024	16.79	.37	4.51	4.88	(.33 )	(.19 )	(.52 )	21.15	29.52	32,199.01		.36	1.90
10/31/2023	16.57	.32	.98	1.30	(.23 )	(.85 )	(1.08)	16.79	8.13	22,923.01		.37	1.85
10/31/2022	21.57	.27	(4.19)	(3.92)	(.22 )	(.86 )	(1.08)	16.57	(19.18)	18,540.01		.36	1.48
10/31/2021	16.75	.25	5.23	5.48	(.20 )	(.46 )	(.66 )	21.57	33.36	19,892.01		.36	1.27
10/31/2020	16.02	.27	1.20	1.47	(.21 )	(.53 )	(.74 )	16.75	9.36	12,454.01		.38	1.65
Refer to the end of the tables for footnotes.

81	American Funds Target Date Retirement Series

Financial highlights (continued)
2035 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$15.99	$.36	$3.74	$4.10	$(.30 )	$(.16 )	$(.46 )	$19.63	25.99%	$4,044	.34%	.67%	1.95%
10/31/2023	15.81	.32	.70	1.02	(.22 )	(.62 )	(.84 )	15.99	6.63	3,157.35		.69	1.96
10/31/2022	20.32	.24	(3.73)	(3.49)	(.17 )	(.85 )	(1.02)	15.81	(18.12)	2,829.33		.67	1.37
10/31/2021	16.21	.20	4.54	4.74	(.18 )	(.45 )	(.63 )	20.32	29.81	3,281.33		.67	1.05
10/31/2020	15.54	.22	1.12	1.34	(.18 )	(.49 )	(.67 )	16.21	8.72	2,364.35		.71	1.41
Class C:
10/31/2024	15.57	.22	3.65	3.87	(.18 )	(.16 )	(.34 )	19.10	25.07	224	1.08	1.41	1.23
10/31/2023	15.40	.20	.69	.89	(.10 )	(.62 )	(.72 )	15.57	5.86	191	1.09	1.43	1.24
10/31/2022	19.83	.11	(3.66)	(3.55)	(.03 )	(.85 )	(.88 )	15.40	(18.74)	188	1.08	1.42	.63
10/31/2021	15.84	.06	4.44	4.50	(.06 )	(.45 )	(.51 )	19.83	28.92	232	1.07	1.41	.31
10/31/2020	15.22	.10	1.08	1.18	(.07 )	(.49 )	(.56 )	15.84	7.84	168	1.09	1.45	.66
Class T:
10/31/2024	16.04	.41	3.75	4.16	(.35 )	(.16 )	(.51 )	19.69	26.31 [10]	— [11]	.09 [10]	.42 [10]	2.21 [10]
10/31/2023	15.85	.38	.69	1.07	(.26 )	(.62 )	(.88 )	16.04	6.95 [10]	— [11]	.05 [10]	.39 [10]	2.30 [10]
10/31/2022	20.36	.29	(3.74)	(3.45)	(.21 )	(.85 )	(1.06)	15.85	(17.92)[10]	— [11]	.09 [10]	.43 [10]	1.63 [10]
10/31/2021	16.23	.24	4.55	4.79	(.21 )	(.45 )	(.66 )	20.36	30.12 [10]	— [11]	.14 [10]	.48 [10]	1.26 [10]
10/31/2020	15.57	.26	1.10	1.36	(.21 )	(.49 )	(.70 )	16.23	8.84 [10]	— [11]	.15 [10]	.51 [10]	1.64 [10]
Class F-1:
10/31/2024	15.87	.35	3.72	4.07	(.30 )	(.16 )	(.46 )	19.48	25.96	229.37		.70	1.93
10/31/2023	15.69	.32	.70	1.02	(.22 )	(.62 )	(.84 )	15.87	6.62	183.37		.71	1.96
10/31/2022	20.19	.23	(3.72)	(3.49)	(.16 )	(.85 )	(1.01)	15.69	(18.21)	173.38		.72	1.32
10/31/2021	16.11	.19	4.52	4.71	(.18 )	(.45 )	(.63 )	20.19	29.83	203.37		.71	1.00
10/31/2020	15.46	.21	1.10	1.31	(.17 )	(.49 )	(.66 )	16.11	8.62	124.37		.73	1.36
Class F-2:
10/31/2024	16.01	.41	3.74	4.15	(.34 )	(.16 )	(.50 )	19.66	26.31	297.09		.42	2.19
10/31/2023	15.83	.36	.70	1.06	(.26 )	(.62 )	(.88 )	16.01	6.89	223.10		.44	2.21
10/31/2022	20.35	.28	(3.73)	(3.45)	(.22 )	(.85 )	(1.07)	15.83	(17.95)	197.09		.43	1.61
10/31/2021	16.22	.24	4.56	4.80	(.22 )	(.45 )	(.67 )	20.35	30.21	222.09		.43	1.28
10/31/2020	15.56	.26	1.10	1.36	(.21 )	(.49 )	(.70 )	16.22	8.90	135.09		.45	1.65
Class F-3:
10/31/2024	16.05	.42	3.76	4.18	(.36 )	(.16 )	(.52 )	19.71	26.41	41.01		.34	2.28
10/31/2023	15.87	.39	.69	1.08	(.28 )	(.62 )	(.90 )	16.05	6.97	33.01		.35	2.36
10/31/2022	20.39	.30	(3.74)	(3.44)	(.23 )	(.85 )	(1.08)	15.87	(17.85)	32.01		.35	1.69
10/31/2021	16.25	.26	4.56	4.82	(.23 )	(.45 )	(.68 )	20.39	30.31	32.01		.35	1.35
10/31/2020	15.58	.27	1.11	1.38	(.22 )	(.49 )	(.71 )	16.25	9.03	16.01		.37	1.74
Class R-1:
10/31/2024	15.45	.22	3.62	3.84	(.19 )	(.16 )	(.35 )	18.94	25.07	42	1.10	1.43	1.21
10/31/2023	15.30	.19	.68	.87	(.10 )	(.62 )	(.72 )	15.45	5.82	34	1.10	1.44	1.22
10/31/2022	19.71	.10	(3.63)	(3.53)	(.03 )	(.85 )	(.88 )	15.30	(18.77)	31	1.10	1.44	.59
10/31/2021	15.76	.05	4.43	4.48	(.08 )	(.45 )	(.53 )	19.71	28.91	35	1.11	1.45	.28
10/31/2020	15.14	.10	1.07	1.17	(.06 )	(.49 )	(.55 )	15.76	7.80	22	1.13	1.49	.63
Class R-2:
10/31/2024	15.50	.22	3.63	3.85	(.18 )	(.16 )	(.34 )	19.01	25.08	1,659	1.10	1.43	1.20
10/31/2023	15.34	.19	.68	.87	(.09 )	(.62 )	(.71 )	15.50	5.79	1,361	1.10	1.44	1.22
10/31/2022	19.75	.10	(3.64)	(3.54)	(.02 )	(.85 )	(.87 )	15.34	(18.76)	1,283	1.11	1.45	.60
10/31/2021	15.78	.05	4.43	4.48	(.06 )	(.45 )	(.51 )	19.75	28.86	1,618	1.10	1.44	.30
10/31/2020	15.16	.10	1.08	1.18	(.07 )	(.49 )	(.56 )	15.78	7.83	1,287	1.11	1.47	.66
Class R-2E:
10/31/2024	15.62	.28	3.64	3.92	(.23 )	(.16 )	(.39 )	19.15	25.38	405.81		1.14	1.54
10/31/2023	15.45	.25	.68	.93	(.14 )	(.62 )	(.76 )	15.62	6.16	347.81		1.15	1.58
10/31/2022	19.89	.15	(3.66)	(3.51)	(.08 )	(.85 )	(.93 )	15.45	(18.53)	363.81		1.15	.90
10/31/2021	15.88	.11	4.45	4.56	(.10 )	(.45 )	(.55 )	19.89	29.27	445.80		1.14	.59
10/31/2020	15.25	.15	1.08	1.23	(.11 )	(.49 )	(.60 )	15.88	8.19	331.81		1.17	.95
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	82

Financial highlights (continued)
2035 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$15.75	$.30	$3.69	$3.99	$(.25 )	$(.16 )	$(.41 )	$19.33	25.64%	$2,596	.65%	.98%	1.64%
10/31/2023	15.58	.27	.69	.96	(.17 )	(.62 )	(.79 )	15.75	6.28	2,059.66		1.00	1.66
10/31/2022	20.04	.18	(3.68)	(3.50)	(.11 )	(.85 )	(.96 )	15.58	(18.39)	1,924.66		1.00	1.05
10/31/2021	16.00	.14	4.48	4.62	(.13 )	(.45 )	(.58 )	20.04	29.40	2,363.66		1.00	.73
10/31/2020	15.36	.17	1.09	1.26	(.13 )	(.49 )	(.62 )	16.00	8.31	1,811.66		1.02	1.10
Class R-4:
10/31/2024	15.95	.36	3.74	4.10	(.30 )	(.16 )	(.46 )	19.59	26.04	2,412.35		.68	1.94
10/31/2023	15.77	.32	.70	1.02	(.22 )	(.62 )	(.84 )	15.95	6.60	2,004.36		.70	1.95
10/31/2022	20.27	.24	(3.73)	(3.49)	(.16 )	(.85 )	(1.01)	15.77	(18.15)	1,815.36		.70	1.35
10/31/2021	16.16	.19	4.53	4.72	(.16 )	(.45 )	(.61 )	20.27	29.82	2,372.36		.70	1.01
10/31/2020	15.50	.22	1.10	1.32	(.17 )	(.49 )	(.66 )	16.16	8.66	2,204.36		.72	1.41
Class R-5E:
10/31/2024	15.96	.39	3.74	4.13	(.33 )	(.16 )	(.49 )	19.60	26.26	1,298.15		.48	2.12
10/31/2023	15.79	.36	.68	1.04	(.25 )	(.62 )	(.87 )	15.96	6.77	1,010.16		.50	2.19
10/31/2022	20.29	.27	(3.72)	(3.45)	(.20 )	(.85 )	(1.05)	15.79	(17.97)	963.15		.49	1.54
10/31/2021	16.18	.23	4.54	4.77	(.21 )	(.45 )	(.66 )	20.29	30.10	1,044.15		.49	1.22
10/31/2020	15.51	.27	1.09	1.36	(.20 )	(.49 )	(.69 )	16.18	8.89	835.16		.52	1.74
Class R-5:
10/31/2024	16.18	.42	3.79	4.21	(.35 )	(.16 )	(.51 )	19.88	26.39	652.06		.39	2.25
10/31/2023	15.99	.38	.70	1.08	(.27 )	(.62 )	(.89 )	16.18	6.92	533.06		.40	2.28
10/31/2022	20.54	.29	(3.77)	(3.48)	(.22 )	(.85 )	(1.07)	15.99	(17.91)	523.06		.40	1.64
10/31/2021	16.37	.26	4.58	4.84	(.22 )	(.45 )	(.67 )	20.54	30.21	667.06		.40	1.34
10/31/2020	15.69	.28	1.11	1.39	(.22 )	(.49 )	(.71 )	16.37	8.98	515.06		.42	1.77
Class R-6:
10/31/2024	16.11	.42	3.78	4.20	(.36 )	(.16 )	(.52 )	19.79	26.43	34,582.01		.34	2.27
10/31/2023	15.93	.38	.70	1.08	(.28 )	(.62 )	(.90 )	16.11	6.94	25,186.01		.35	2.28
10/31/2022	20.46	.30	(3.75)	(3.45)	(.23 )	(.85 )	(1.08)	15.93	(17.84)	20,771.01		.35	1.68
10/31/2021	16.31	.26	4.57	4.83	(.23 )	(.45 )	(.68 )	20.46	30.26	22,055.01		.35	1.36
10/31/2020	15.63	.27	1.12	1.39	(.22 )	(.49 )	(.71 )	16.31	9.07	14,062.01		.37	1.71
Refer to the end of the tables for footnotes.

83	American Funds Target Date Retirement Series

Financial highlights (continued)
2030 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$14.84	$.38	$3.00	$3.38	$(.32 )	$(.11 )	$(.43 )	$17.79	23.11%	$4,587	.34%	.66%	2.25%
10/31/2023	14.70	.35	.43	.78	(.26 )	(.38 )	(.64 )	14.84	5.38	3,765.35		.67	2.33
10/31/2022	18.71	.26	(3.12)	(2.86)	(.17 )	(.98 )	(1.15)	14.70	(16.35)	3,540.33		.65	1.61
10/31/2021	15.58	.21	3.52	3.73	(.23 )	(.37 )	(.60 )	18.71	24.40	4,118.34		.66	1.19
10/31/2020	15.05	.23	.90	1.13	(.20 )	(.40 )	(.60 )	15.58	7.61	3,083.35		.69	1.53
Class C:
10/31/2024	14.44	.25	2.91	3.16	(.20 )	(.11 )	(.31 )	17.29	22.15	238	1.07	1.39	1.53
10/31/2023	14.31	.24	.41	.65	(.14 )	(.38 )	(.52 )	14.44	4.60	221	1.08	1.40	1.61
10/31/2022	18.24	.14	(3.04)	(2.90)	(.05 )	(.98 )	(1.03)	14.31	(16.92)	226	1.08	1.40	.87
10/31/2021	15.22	.08	3.43	3.51	(.12 )	(.37 )	(.49 )	18.24	23.43	272	1.07	1.39	.46
10/31/2020	14.73	.12	.87	.99	(.10 )	(.40 )	(.50 )	15.22	6.80	208	1.09	1.43	.80
Class T:
10/31/2024	14.87	.42	3.02	3.44	(.37 )	(.11 )	(.48 )	17.83	23.48 [10]	— [11]	.09 [10]	.41 [10]	2.51 [10]
10/31/2023	14.73	.41	.41	.82	(.30 )	(.38 )	(.68 )	14.87	5.65 [10]	— [11]	.05 [10]	.37 [10]	2.66 [10]
10/31/2022	18.73	.31	(3.12)	(2.81)	(.21 )	(.98 )	(1.19)	14.73	(16.12)[10]	— [11]	.08 [10]	.40 [10]	1.89 [10]
10/31/2021	15.60	.25	3.51	3.76	(.26 )	(.37 )	(.63 )	18.73	24.59 [10]	— [11]	.14 [10]	.46 [10]	1.41 [10]
10/31/2020	15.07	.27	.89	1.16	(.23 )	(.40 )	(.63 )	15.60	7.82 [10]	— [11]	.14 [10]	.48 [10]	1.77 [10]
Class F-1:
10/31/2024	14.70	.37	2.97	3.34	(.31 )	(.11 )	(.42 )	17.62	23.08	188.37		.69	2.21
10/31/2023	14.57	.35	.41	.76	(.25 )	(.38 )	(.63 )	14.70	5.30	152.37		.69	2.31
10/31/2022	18.55	.25	(3.08)	(2.83)	(.17 )	(.98 )	(1.15)	14.57	(16.36)	153.38		.70	1.57
10/31/2021	15.46	.20	3.49	3.69	(.23 )	(.37 )	(.60 )	18.55	24.36	185.37		.69	1.17
10/31/2020	14.95	.22	.89	1.11	(.20 )	(.40 )	(.60 )	15.46	7.53	130.37		.71	1.49
Class F-2:
10/31/2024	14.85	.42	3.00	3.42	(.36 )	(.11 )	(.47 )	17.80	23.39	372.09		.41	2.50
10/31/2023	14.71	.39	.43	.82	(.30 )	(.38 )	(.68 )	14.85	5.64	298.10		.42	2.58
10/31/2022	18.72	.30	(3.11)	(2.81)	(.22 )	(.98 )	(1.20)	14.71	(16.14)	276.09		.41	1.86
10/31/2021	15.59	.25	3.52	3.77	(.27 )	(.37 )	(.64 )	18.72	24.68	310.09		.41	1.43
10/31/2020	15.06	.27	.90	1.17	(.24 )	(.40 )	(.64 )	15.59	7.88	204.09		.43	1.77
Class F-3:
10/31/2024	14.89	.44	3.01	3.45	(.37 )	(.11 )	(.48 )	17.86	23.57	41.01		.33	2.60
10/31/2023	14.75	.40	.43	.83	(.31 )	(.38 )	(.69 )	14.89	5.73	39.01		.33	2.65
10/31/2022	18.77	.31	(3.12)	(2.81)	(.23 )	(.98 )	(1.21)	14.75	(16.08)	34.01		.33	1.93
10/31/2021	15.63	.27	3.52	3.79	(.28 )	(.37 )	(.65 )	18.77	24.77	33.01		.33	1.49
10/31/2020	15.10	.29	.89	1.18	(.25 )	(.40 )	(.65 )	15.63	7.94	18.01		.35	1.91
Class R-1:
10/31/2024	14.52	.25	2.94	3.19	(.21 )	(.11 )	(.32 )	17.39	22.19	51	1.10	1.42	1.50
10/31/2023	14.39	.24	.41	.65	(.14 )	(.38 )	(.52 )	14.52	4.56	42	1.10	1.42	1.58
10/31/2022	18.34	.13	(3.05)	(2.92)	(.05 )	(.98 )	(1.03)	14.39	(16.96)	41	1.10	1.42	.84
10/31/2021	15.30	.07	3.47	3.54	(.13 )	(.37 )	(.50 )	18.34	23.46	49	1.11	1.43	.42
10/31/2020	14.80	.11	.87	.98	(.08 )	(.40 )	(.48 )	15.30	6.70	31	1.14	1.48	.76
Class R-2:
10/31/2024	14.40	.25	2.91	3.16	(.21 )	(.11 )	(.32 )	17.24	22.17	1,518	1.10	1.42	1.51
10/31/2023	14.27	.23	.42	.65	(.14 )	(.38 )	(.52 )	14.40	4.59	1,316	1.10	1.42	1.58
10/31/2022	18.20	.13	(3.04)	(2.91)	(.04 )	(.98 )	(1.02)	14.27	(17.03)	1,279	1.11	1.43	.85
10/31/2021	15.18	.08	3.43	3.51	(.12 )	(.37 )	(.49 )	18.20	23.46	1,600	1.10	1.42	.45
10/31/2020	14.69	.12	.87	.99	(.10 )	(.40 )	(.50 )	15.18	6.77	1,365	1.11	1.45	.80
Class R-2E:
10/31/2024	14.52	.30	2.93	3.23	(.25 )	(.11 )	(.36 )	17.39	22.54	450.81		1.13	1.82
10/31/2023	14.39	.28	.42	.70	(.19 )	(.38 )	(.57 )	14.52	4.89	393.81		1.13	1.90
10/31/2022	18.33	.18	(3.05)	(2.87)	(.09 )	(.98 )	(1.07)	14.39	(16.70)	391.81		1.13	1.14
10/31/2021	15.29	.13	3.44	3.57	(.16 )	(.37 )	(.53 )	18.33	23.78	483.80		1.12	.73
10/31/2020	14.80	.16	.88	1.04	(.15 )	(.40 )	(.55 )	15.29	7.06	364.81		1.15	1.08
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	84

Financial highlights (continued)
2030 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$14.63	$.32	$2.96	$3.28	$(.27 )	$(.11 )	$(.38 )	$17.53	22.74%	$2,611	.65%	.97%	1.95%
10/31/2023	14.50	.30	.42	.72	(.21 )	(.38 )	(.59 )	14.63	5.00	2,264.66		.98	2.03
10/31/2022	18.46	.21	(3.07)	(2.86)	(.12 )	(.98 )	(1.10)	14.50	(16.58)	2,204.66		.98	1.29
10/31/2021	15.39	.15	3.47	3.62	(.18 )	(.37 )	(.55 )	18.46	23.96	2,722.66		.98	.89
10/31/2020	14.88	.18	.89	1.07	(.16 )	(.40 )	(.56 )	15.39	7.26	2,229.66		1.00	1.24
Class R-4:
10/31/2024	14.81	.38	2.99	3.37	(.32 )	(.11 )	(.43 )	17.75	23.08	2,584.35		.67	2.25
10/31/2023	14.67	.35	.42	.77	(.25 )	(.38 )	(.63 )	14.81	5.34	2,295.36		.68	2.33
10/31/2022	18.67	.26	(3.11)	(2.85)	(.17 )	(.98 )	(1.15)	14.67	(16.36)	2,218.36		.68	1.60
10/31/2021	15.54	.20	3.52	3.72	(.22 )	(.37 )	(.59 )	18.67	24.40	2,924.36		.68	1.16
10/31/2020	15.02	.23	.89	1.12	(.20 )	(.40 )	(.60 )	15.54	7.56	2,680.36		.70	1.54
Class R-5E:
10/31/2024	14.81	.41	2.99	3.40	(.35 )	(.11 )	(.46 )	17.75	23.31	1,329.15		.47	2.43
10/31/2023	14.67	.39	.42	.81	(.29 )	(.38 )	(.67 )	14.81	5.59	1,121.16		.48	2.54
10/31/2022	18.67	.29	(3.11)	(2.82)	(.20 )	(.98 )	(1.18)	14.67	(16.19)	1,118.15		.47	1.79
10/31/2021	15.55	.24	3.51	3.75	(.26 )	(.37 )	(.63 )	18.67	24.61	1,241.15		.47	1.38
10/31/2020	15.02	.28	.88	1.16	(.23 )	(.40 )	(.63 )	15.55	7.81	1,083.16		.50	1.86
Class R-5:
10/31/2024	15.02	.43	3.03	3.46	(.36 )	(.11 )	(.47 )	18.01	23.44	639.06		.38	2.54
10/31/2023	14.87	.41	.42	.83	(.30 )	(.38 )	(.68 )	15.02	5.69	549.06		.38	2.66
10/31/2022	18.91	.31	(3.15)	(2.84)	(.22 )	(.98 )	(1.20)	14.87	(16.11)	591.06		.38	1.89
10/31/2021	15.74	.27	3.54	3.81	(.27 )	(.37 )	(.64 )	18.91	24.73	754.06		.38	1.49
10/31/2020	15.20	.29	.89	1.18	(.24 )	(.40 )	(.64 )	15.74	7.90	627.06		.40	1.89
Class R-6:
10/31/2024	14.95	.44	3.01	3.45	(.37 )	(.11 )	(.48 )	17.92	23.48	34,827.01		.33	2.58
10/31/2023	14.81	.41	.42	.83	(.31 )	(.38 )	(.69 )	14.95	5.71	27,311.01		.33	2.65
10/31/2022	18.83	.31	(3.12)	(2.81)	(.23 )	(.98 )	(1.21)	14.81	(16.03)	23,487.01		.33	1.93
10/31/2021	15.68	.27	3.53	3.80	(.28 )	(.37 )	(.65 )	18.83	24.76	25,045.01		.33	1.51
10/31/2020	15.14	.28	.91	1.19	(.25 )	(.40 )	(.65 )	15.68	7.99	17,000.01		.35	1.85
Refer to the end of the tables for footnotes.

85	American Funds Target Date Retirement Series

Financial highlights (continued)
2025 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$13.58	$.41	$2.34	$2.75	$(.34 )	$(.10 )	$(.44 )	$15.89	20.59%	$3,884	.34%	.64%	2.70%
10/31/2023	13.55	.39	.17	.56	(.29 )	(.24 )	(.53 )	13.58	4.18	3,473.35		.66	2.79
10/31/2022	16.86	.28	(2.59)	(2.31)	(.17 )	(.83 )	(1.00)	13.55	(14.61)	3,442.34		.65	1.89
10/31/2021	14.51	.22	2.68	2.90	(.26 )	(.29 )	(.55 )	16.86	20.37	4,067.34		.64	1.35
10/31/2020	14.03	.23	.77	1.00	(.21 )	(.31 )	(.52 )	14.51	7.23	3,172.35		.67	1.64
Class C:
10/31/2024	13.22	.29	2.29	2.58	(.23 )	(.10 )	(.33 )	15.47	19.77	178	1.07	1.37	1.98
10/31/2023	13.20	.28	.16	.44	(.18 )	(.24 )	(.42 )	13.22	3.36	187	1.09	1.40	2.07
10/31/2022	16.45	.17	(2.53)	(2.36)	(.06 )	(.83 )	(.89 )	13.20	(15.24)	207	1.08	1.39	1.16
10/31/2021	14.18	.10	2.62	2.72	(.16 )	(.29 )	(.45 )	16.45	19.47	262	1.08	1.38	.62
10/31/2020	13.73	.12	.76	.88	(.12 )	(.31 )	(.43 )	14.18	6.46	211	1.09	1.41	.90
Class T:
10/31/2024	13.61	.45	2.36	2.81	(.39 )	(.10 )	(.49 )	15.93	20.97 [10]	— [11]	.09 [10]	.39 [10]	2.95 [10]
10/31/2023	13.58	.43	.17	.60	(.33 )	(.24 )	(.57 )	13.61	4.46 [10]	— [11]	.06 [10]	.37 [10]	3.10 [10]
10/31/2022	16.89	.33	(2.60)	(2.27)	(.21 )	(.83 )	(1.04)	13.58	(14.42)[10]	— [11]	.08 [10]	.39 [10]	2.18 [10]
10/31/2021	14.53	.25	2.69	2.94	(.29 )	(.29 )	(.58 )	16.89	20.64 [10]	— [11]	.14 [10]	.44 [10]	1.57 [10]
10/31/2020	14.05	.26	.77	1.03	(.24 )	(.31 )	(.55 )	14.53	7.44 [10]	— [11]	.14 [10]	.46 [10]	1.87 [10]
Class F-1:
10/31/2024	13.46	.40	2.33	2.73	(.34 )	(.10 )	(.44 )	15.75	20.59	102.37		.67	2.66
10/31/2023	13.43	.39	.16	.55	(.28 )	(.24 )	(.52 )	13.46	4.18	90.36		.67	2.79
10/31/2022	16.73	.28	(2.58)	(2.30)	(.17 )	(.83 )	(1.00)	13.43	(14.70)	97.38		.69	1.86
10/31/2021	14.41	.21	2.66	2.87	(.26 )	(.29 )	(.55 )	16.73	20.35	118.37		.67	1.34
10/31/2020	13.93	.22	.78	1.00	(.21 )	(.31 )	(.52 )	14.41	7.27	95.37		.69	1.58
Class F-2:
10/31/2024	13.58	.44	2.36	2.80	(.38 )	(.10 )	(.48 )	15.90	20.97	276.09		.39	2.94
10/31/2023	13.55	.42	.18	.60	(.33 )	(.24 )	(.57 )	13.58	4.46	236.10		.41	3.05
10/31/2022	16.87	.32	(2.60)	(2.28)	(.21 )	(.83 )	(1.04)	13.55	(14.45)	241.09		.40	2.13
10/31/2021	14.52	.26	2.67	2.93	(.29 )	(.29 )	(.58 )	16.87	20.65	268.09		.39	1.60
10/31/2020	14.03	.27	.77	1.04	(.24 )	(.31 )	(.55 )	14.52	7.59	201.09		.41	1.89
Class F-3:
10/31/2024	13.63	.46	2.35	2.81	(.39 )	(.10 )	(.49 )	15.95	21.00	36.01		.31	3.03
10/31/2023	13.60	.44	.17	.61	(.34 )	(.24 )	(.58 )	13.63	4.54	34.01		.32	3.16
10/31/2022	16.92	.33	(2.59)	(2.26)	(.23 )	(.83 )	(1.06)	13.60	(14.34)	33.01		.32	2.23
10/31/2021	14.56	.26	2.70	2.96	(.31 )	(.29 )	(.60 )	16.92	20.75	35.01		.31	1.63
10/31/2020	14.07	.28	.78	1.06	(.26 )	(.31 )	(.57 )	14.56	7.64	17.01		.33	1.96
Class R-1:
10/31/2024	13.26	.29	2.30	2.59	(.23 )	(.10 )	(.33 )	15.52	19.77	24	1.10	1.40	1.96
10/31/2023	13.23	.28	.16	.44	(.17 )	(.24 )	(.41 )	13.26	3.38	24	1.10	1.41	2.06
10/31/2022	16.49	.17	(2.55)	(2.38)	(.05 )	(.83 )	(.88 )	13.23	(15.32)	27	1.10	1.41	1.13
10/31/2021	14.21	.10	2.63	2.73	(.16 )	(.29 )	(.45 )	16.49	19.50	35	1.10	1.40	.60
10/31/2020	13.75	.12	.75	.87	(.10 )	(.31 )	(.41 )	14.21	6.41	27	1.12	1.44	.89
Class R-2:
10/31/2024	13.19	.29	2.29	2.58	(.24 )	(.10 )	(.34 )	15.43	19.76	1,076	1.10	1.40	1.95
10/31/2023	13.17	.28	.16	.44	(.18 )	(.24 )	(.42 )	13.19	3.33	1,000	1.10	1.41	2.05
10/31/2022	16.41	.17	(2.53)	(2.36)	(.05 )	(.83 )	(.88 )	13.17	(15.27)	1,060	1.11	1.42	1.14
10/31/2021	14.14	.10	2.61	2.71	(.15 )	(.29 )	(.44 )	16.41	19.48	1,364	1.10	1.40	.61
10/31/2020	13.69	.12	.75	.87	(.11 )	(.31 )	(.42 )	14.14	6.42	1,206	1.11	1.43	.90
Class R-2E:
10/31/2024	13.29	.34	2.29	2.63	(.28 )	(.10 )	(.38 )	15.54	20.07	305.81		1.11	2.27
10/31/2023	13.26	.34	.15	.49	(.22 )	(.24 )	(.46 )	13.29	3.71	296.81		1.12	2.45
10/31/2022	16.52	.21	(2.55)	(2.34)	(.09 )	(.83 )	(.92 )	13.26	(15.04)	353.81		1.12	1.43
10/31/2021	14.23	.14	2.63	2.77	(.19 )	(.29 )	(.48 )	16.52	19.82	470.81		1.11	.90
10/31/2020	13.78	.16	.75	.91	(.15 )	(.31 )	(.46 )	14.23	6.71	407.81		1.13	1.19
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	86

Financial highlights (continued)
2025 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$13.39	$.36	$2.32	$2.68	$(.30 )	$(.10 )	$(.40 )	$15.67	20.29%	$1,751	.65%	.95%	2.39%
10/31/2023	13.36	.34	.17	.51	(.24 )	(.24 )	(.48 )	13.39	3.85	1,656.66		.97	2.49
10/31/2022	16.64	.23	(2.56)	(2.33)	(.12 )	(.83 )	(.95 )	13.36	(14.92)	1,744.66		.97	1.58
10/31/2021	14.33	.17	2.64	2.81	(.21 )	(.29 )	(.50 )	16.64	20.00	2,285.66		.96	1.05
10/31/2020	13.87	.19	.75	.94	(.17 )	(.31 )	(.48 )	14.33	6.87	2,000.66		.98	1.34
Class R-4:
10/31/2024	13.55	.41	2.34	2.75	(.34 )	(.10 )	(.44 )	15.86	20.62	1,700.35		.65	2.70
10/31/2023	13.52	.39	.16	.55	(.28 )	(.24 )	(.52 )	13.55	4.14	1,702.36		.67	2.79
10/31/2022	16.83	.28	(2.59)	(2.31)	(.17 )	(.83 )	(1.00)	13.52	(14.67)	1,770.36		.67	1.89
10/31/2021	14.48	.21	2.68	2.89	(.25 )	(.29 )	(.54 )	16.83	20.35	2,399.36		.66	1.33
10/31/2020	14.00	.23	.77	1.00	(.21 )	(.31 )	(.52 )	14.48	7.25	2,437.36		.68	1.65
Class R-5E:
10/31/2024	13.55	.43	2.35	2.78	(.37 )	(.10 )	(.47 )	15.86	20.87	928.15		.45	2.88
10/31/2023	13.52	.42	.17	.59	(.32 )	(.24 )	(.56 )	13.55	4.39	852.16		.47	3.03
10/31/2022	16.83	.31	(2.59)	(2.28)	(.20 )	(.83 )	(1.03)	13.52	(14.50)	951.15		.46	2.07
10/31/2021	14.48	.25	2.68	2.93	(.29 )	(.29 )	(.58 )	16.83	20.64	1,093.15		.45	1.53
10/31/2020	14.00	.28	.74	1.02	(.23 )	(.31 )	(.54 )	14.48	7.42	970.16		.48	1.98
Class R-5:
10/31/2024	13.73	.46	2.38	2.84	(.39 )	(.10 )	(.49 )	16.08	21.01	430.06		.36	3.00
10/31/2023	13.69	.44	.17	.61	(.33 )	(.24 )	(.57 )	13.73	4.52	410.06		.37	3.13
10/31/2022	17.03	.33	(2.62)	(2.29)	(.22 )	(.83 )	(1.05)	13.69	(14.41)	478.05		.36	2.18
10/31/2021	14.65	.27	2.70	2.97	(.30 )	(.29 )	(.59 )	17.03	20.70	651.06		.36	1.66
10/31/2020	14.16	.28	.77	1.05	(.25 )	(.31 )	(.56 )	14.65	7.53	575.06		.38	1.98
Class R-6:
10/31/2024	13.69	.46	2.36	2.82	(.39 )	(.10 )	(.49 )	16.02	20.98	22,860.01		.31	3.03
10/31/2023	13.65	.44	.18	.62	(.34 )	(.24 )	(.58 )	13.69	4.60	19,995.01		.32	3.11
10/31/2022	16.99	.33	(2.61)	(2.28)	(.23 )	(.83 )	(1.06)	13.65	(14.40)	18,694.01		.32	2.22
10/31/2021	14.61	.27	2.71	2.98	(.31 )	(.29 )	(.60 )	16.99	20.81	20,701.01		.31	1.68
10/31/2020	14.12	.28	.78	1.06	(.26 )	(.31 )	(.57 )	14.61	7.62	14,909.01		.33	1.95
Refer to the end of the tables for footnotes.

87	American Funds Target Date Retirement Series

Financial highlights (continued)
2020 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$12.17	$.39	$1.99	$2.38	$(.35 )	$(.08 )	$(.43 )	$14.12	19.81%	$2,254	.33%	.62%	2.88%
10/31/2023	12.25	.39	.01	.40	(.30 )	(.18 )	(.48 )	12.17	3.26	2,117.34		.64	3.12
10/31/2022	14.92	.29	(2.06)	(1.77)	(.19 )	(.71 )	(.90 )	12.25	(12.72)	2,250.33		.62	2.19
10/31/2021	13.22	.24	2.04	2.28	(.31 )	(.27 )	(.58 )	14.92	17.65	2,707.35		.64	1.70
10/31/2020	13.04	.27	.42	.69	(.24 )	(.27 )	(.51 )	13.22	5.41	2,362.35		.65	2.10
Class C:
10/31/2024	11.88	.28	1.95	2.23	(.24 )	(.08 )	(.32 )	13.79	18.96	99	1.08	1.37	2.16
10/31/2023	11.95	.29	.02	.31	(.20 )	(.18 )	(.38 )	11.88	2.53	108	1.09	1.39	2.39
10/31/2022	14.58	.19	(2.02)	(1.83)	(.09 )	(.71 )	(.80 )	11.95	(13.38)	131	1.08	1.37	1.46
10/31/2021	12.94	.14	1.99	2.13	(.22 )	(.27 )	(.49 )	14.58	16.74	170	1.08	1.37	.97
10/31/2020	12.78	.17	.41	.58	(.15 )	(.27 )	(.42 )	12.94	4.62	147	1.09	1.39	1.37
Class T:
10/31/2024	12.19	.42	1.99	2.41	(.38 )	(.08 )	(.46 )	14.14	20.11 [10]	— [11]	.09 [10]	.38 [10]	3.12 [10]
10/31/2023	12.27	.43	.01	.44	(.34 )	(.18 )	(.52 )	12.19	3.55 [10]	— [11]	.07 [10]	.37 [10]	3.40 [10]
10/31/2022	14.94	.33	(2.07)	(1.74)	(.22 )	(.71 )	(.93 )	12.27	(12.51)[10]	— [11]	.07 [10]	.36 [10]	2.48 [10]
10/31/2021	13.24	.28	2.03	2.31	(.34 )	(.27 )	(.61 )	14.94	17.86 [10]	— [11]	.13 [10]	.42 [10]	1.93 [10]
10/31/2020	13.06	.30	.42	.72	(.27 )	(.27 )	(.54 )	13.24	5.61 [10]	— [11]	.14 [10]	.44 [10]	2.33 [10]
Class F-1:
10/31/2024	12.08	.38	1.97	2.35	(.34 )	(.08 )	(.42 )	14.01	19.78	43.37		.66	2.86
10/31/2023	12.16	.39	.01	.40	(.30 )	(.18 )	(.48 )	12.08	3.23	44.36		.66	3.16
10/31/2022	14.81	.29	(2.04)	(1.75)	(.19 )	(.71 )	(.90 )	12.16	(12.72)	48.38		.67	2.17
10/31/2021	13.14	.24	2.01	2.25	(.31 )	(.27 )	(.58 )	14.81	17.52	61.37		.66	1.70
10/31/2020	12.97	.27	.41	.68	(.24 )	(.27 )	(.51 )	13.14	5.35	57.37		.67	2.08
Class F-2:
10/31/2024	12.16	.42	1.99	2.41	(.38 )	(.08 )	(.46 )	14.11	20.12	146.10		.39	3.11
10/31/2023	12.24	.42	.02	.44	(.34 )	(.18 )	(.52 )	12.16	3.53	136.10		.40	3.37
10/31/2022	14.92	.33	(2.07)	(1.74)	(.23 )	(.71 )	(.94 )	12.24	(12.57)	149.09		.38	2.44
10/31/2021	13.22	.28	2.04	2.32	(.35 )	(.27 )	(.62 )	14.92	17.94	176.09		.38	1.94
10/31/2020	13.04	.31	.42	.73	(.28 )	(.27 )	(.55 )	13.22	5.68	134.09		.39	2.36
Class F-3:
10/31/2024	12.21	.43	1.99	2.42	(.39 )	(.08 )	(.47 )	14.16	20.16	25.01		.30	3.20
10/31/2023	12.29	.42	.03	.45	(.35 )	(.18 )	(.53 )	12.21	3.62	21.01		.31	3.38
10/31/2022	14.96	.34	(2.06)	(1.72)	(.24 )	(.71 )	(.95 )	12.29	(12.39)	15.01		.30	2.53
10/31/2021	13.26	.29	2.04	2.33	(.36 )	(.27 )	(.63 )	14.96	17.98	18.01		.30	2.00
10/31/2020	13.08	.32	.42	.74	(.29 )	(.27 )	(.56 )	13.26	5.74	11.01		.31	2.43
Class R-1:
10/31/2024	12.00	.29	1.95	2.24	(.24 )	(.08 )	(.32 )	13.92	18.88	7	1.04	1.33	2.21
10/31/2023	12.05	.29	.03	.32	(.19 )	(.18 )	(.37 )	12.00	2.57	8	1.10	1.40	2.36
10/31/2022	14.66	.18	(2.04)	(1.86)	(.04 )	(.71 )	(.75 )	12.05	(13.44)	10	1.10	1.39	1.40
10/31/2021	12.99	.14	2.00	2.14	(.20 )	(.27 )	(.47 )	14.66	16.74	15	1.11	1.40	.96
10/31/2020	12.83	.17	.40	.57	(.14 )	(.27 )	(.41 )	12.99	4.51	15	1.13	1.43	1.34
Class R-2:
10/31/2024	11.89	.28	1.94	2.22	(.24 )	(.08 )	(.32 )	13.79	18.91	458	1.10	1.39	2.13
10/31/2023	11.96	.29	.02	.31	(.20 )	(.18 )	(.38 )	11.89	2.51	445	1.10	1.40	2.38
10/31/2022	14.58	.19	(2.03)	(1.84)	(.07 )	(.71 )	(.78 )	11.96	(13.41)	509	1.11	1.40	1.44
10/31/2021	12.94	.14	1.98	2.12	(.21 )	(.27 )	(.48 )	14.58	16.68	678	1.10	1.39	.97
10/31/2020	12.77	.17	.41	.58	(.14 )	(.27 )	(.41 )	12.94	4.63	680	1.11	1.41	1.37
Class R-2E:
10/31/2024	11.92	.32	1.94	2.26	(.28 )	(.08 )	(.36 )	13.82	19.21	139.81		1.10	2.45
10/31/2023	11.99	.33	.02	.35	(.24 )	(.18 )	(.42 )	11.92	2.85	144.81		1.11	2.70
10/31/2022	14.62	.23	(2.03)	(1.80)	(.12 )	(.71 )	(.83 )	11.99	(13.16)	174.81		1.10	1.73
10/31/2021	12.97	.18	1.99	2.17	(.25 )	(.27 )	(.52 )	14.62	17.05	227.81		1.10	1.26
10/31/2020	12.81	.21	.41	.62	(.19 )	(.27 )	(.46 )	12.97	4.93	222.81		1.11	1.65
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	88

Financial highlights (continued)
2020 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$12.04	$.34	$1.97	$2.31	$(.30 )	$(.08 )	$(.38 )	$13.97	19.46%	$772	.65%	.94%	2.58%
10/31/2023	12.11	.35	.02	.37	(.26 )	(.18 )	(.44 )	12.04	2.97	788.66		.96	2.83
10/31/2022	14.76	.25	(2.05)	(1.80)	(.14 )	(.71 )	(.85 )	12.11	(13.04)	905.66		.95	1.89
10/31/2021	13.08	.20	2.02	2.22	(.27 )	(.27 )	(.54 )	14.76	17.30	1,236.66		.95	1.41
10/31/2020	12.92	.23	.40	.63	(.20 )	(.27 )	(.47 )	13.08	4.97	1,248.66		.96	1.81
Class R-4:
10/31/2024	12.16	.38	1.99	2.37	(.34 )	(.08 )	(.42 )	14.11	19.80	875.35		.64	2.87
10/31/2023	12.23	.39	.02	.41	(.30 )	(.18 )	(.48 )	12.16	3.28	883.36		.66	3.12
10/31/2022	14.90	.29	(2.06)	(1.77)	(.19 )	(.71 )	(.90 )	12.23	(12.78)	980.35		.64	2.20
10/31/2021	13.20	.24	2.03	2.27	(.30 )	(.27 )	(.57 )	14.90	17.61	1,420.36		.65	1.69
10/31/2020	13.02	.27	.42	.69	(.24 )	(.27 )	(.51 )	13.20	5.40	1,554.36		.66	2.12
Class R-5E:
10/31/2024	12.14	.41	1.98	2.39	(.37 )	(.08 )	(.45 )	14.08	20.00	430.15		.44	3.07
10/31/2023	12.21	.42	.02	.44	(.33 )	(.18 )	(.51 )	12.14	3.54	422.16		.46	3.36
10/31/2022	14.88	.32	(2.06)	(1.74)	(.22 )	(.71 )	(.93 )	12.21	(12.61)	514.15		.44	2.37
10/31/2021	13.19	.27	2.03	2.30	(.34 )	(.27 )	(.61 )	14.88	17.84	635.15		.44	1.90
10/31/2020	13.01	.32	.39	.71	(.26 )	(.27 )	(.53 )	13.19	5.57	659.15		.45	2.46
Class R-5:
10/31/2024	12.30	.43	2.00	2.43	(.38 )	(.08 )	(.46 )	14.27	20.10	194.06		.35	3.18
10/31/2023	12.37	.44	.01	.45	(.34 )	(.18 )	(.52 )	12.30	3.61	198.06		.36	3.44
10/31/2022	15.06	.34	(2.09)	(1.75)	(.23 )	(.71 )	(.94 )	12.37	(12.49)	240.05		.34	2.50
10/31/2021	13.34	.29	2.05	2.34	(.35 )	(.27 )	(.62 )	15.06	17.96	347.06		.35	2.02
10/31/2020	13.16	.32	.41	.73	(.28 )	(.27 )	(.55 )	13.34	5.65	350.06		.36	2.44
Class R-6:
10/31/2024	12.25	.43	2.01	2.44	(.39 )	(.08 )	(.47 )	14.22	20.26	10,346.01		.30	3.21
10/31/2023	12.33	.43	.02	.45	(.35 )	(.18 )	(.53 )	12.25	3.60	9,661.01		.31	3.44
10/31/2022	15.01	.34	(2.07)	(1.73)	(.24 )	(.71 )	(.95 )	12.33	(12.42)	9,758.01		.30	2.52
10/31/2021	13.30	.29	2.05	2.34	(.36 )	(.27 )	(.63 )	15.01	18.00	11,579.01		.30	2.03
10/31/2020	13.12	.32	.42	.74	(.29 )	(.27 )	(.56 )	13.30	5.73	9,367.01		.31	2.43
Refer to the end of the tables for footnotes.

89	American Funds Target Date Retirement Series

Financial highlights (continued)
2015 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$11.25	$.37	$1.69	$2.06	$(.33 )	$(.09 )	$(.42 )	$12.89	18.63%	$833	.34%	.63%	3.02%
10/31/2023	11.34	.38	(.05 )	.33	(.29 )	(.13 )	(.42 )	11.25	2.88	786.34		.63	3.26
10/31/2022	13.50	.28	(1.79)	(1.51)	(.20 )	(.45 )	(.65 )	11.34	(11.83)	851.33		.62	2.27
10/31/2021	12.02	.23	1.76	1.99	(.31 )	(.20 )	(.51 )	13.50	16.91	1,046.35		.63	1.80
10/31/2020	11.98	.27	.25	.52	(.24 )	(.24 )	(.48 )	12.02	4.40	968.34		.63	2.28
Class C:
10/31/2024	11.03	.28	1.65	1.93	(.22 )	(.09 )	(.31 )	12.65	17.76	21	1.08	1.37	2.30
10/31/2023	11.11	.29	(.05 )	.24	(.19 )	(.13 )	(.32 )	11.03	2.11	26	1.09	1.38	2.56
10/31/2022	13.24	.18	(1.76)	(1.58)	(.10 )	(.45 )	(.55 )	11.11	(12.50)	35	1.08	1.37	1.52
10/31/2021	11.79	.14	1.72	1.86	(.21 )	(.20 )	(.41 )	13.24	16.09	46	1.08	1.36	1.07
10/31/2020	11.76	.18	.25	.43	(.16 )	(.24 )	(.40 )	11.79	3.63	43	1.10	1.39	1.53
Class T:
10/31/2024	11.27	.40	1.68	2.08	(.36 )	(.09 )	(.45 )	12.90	18.83 [10]	— [11]	.09 [10]	.38 [10]	3.27 [10]
10/31/2023	11.35	.41	(.04 )	.37	(.32 )	(.13 )	(.45 )	11.27	3.26 [10]	— [11]	.07 [10]	.36 [10]	3.53 [10]
10/31/2022	13.51	.31	(1.79)	(1.48)	(.23 )	(.45 )	(.68 )	11.35	(11.62)[10]	— [11]	.07 [10]	.36 [10]	2.54 [10]
10/31/2021	12.03	.26	1.75	2.01	(.33 )	(.20 )	(.53 )	13.51	17.14 [10]	— [11]	.13 [10]	.41 [10]	2.02 [10]
10/31/2020	11.99	.29	.26	.55	(.27 )	(.24 )	(.51 )	12.03	4.62 [10]	— [11]	.14 [10]	.43 [10]	2.48 [10]
Class F-1:
10/31/2024	11.17	.36	1.68	2.04	(.32 )	(.09 )	(.41 )	12.80	18.64	13.37		.66	2.98
10/31/2023	11.25	.37	(.04 )	.33	(.28 )	(.13 )	(.41 )	11.17	2.92	11.36		.65	3.21
10/31/2022	13.40	.27	(1.78)	(1.51)	(.19 )	(.45 )	(.64 )	11.25	(11.90)	12.38		.67	2.23
10/31/2021	11.94	.23	1.74	1.97	(.31 )	(.20 )	(.51 )	13.40	16.83	15.37		.65	1.79
10/31/2020	11.91	.26	.25	.51	(.24 )	(.24 )	(.48 )	11.94	4.33	16.37		.66	2.24
Class F-2:
10/31/2024	11.25	.40	1.68	2.08	(.36 )	(.09 )	(.45 )	12.88	18.84	50.10		.39	3.27
10/31/2023	11.33	.40	(.03 )	.37	(.32 )	(.13 )	(.45 )	11.25	3.24	47.10		.39	3.50
10/31/2022	13.50	.31	(1.80)	(1.49)	(.23 )	(.45 )	(.68 )	11.33	(11.68)	49.09		.38	2.50
10/31/2021	12.02	.27	1.75	2.02	(.34 )	(.20 )	(.54 )	13.50	17.21	57.09		.37	2.04
10/31/2020	11.98	.30	.25	.55	(.27 )	(.24 )	(.51 )	12.02	4.68	48.10		.39	2.51
Class F-3:
10/31/2024	11.28	.41	1.70	2.11	(.37 )	(.09 )	(.46 )	12.93	19.08	7.01		.30	3.35
10/31/2023	11.37	.42	(.05 )	.37	(.33 )	(.13 )	(.46 )	11.28	3.24	7.01		.30	3.58
10/31/2022	13.54	.32	(1.79)	(1.47)	(.25 )	(.45 )	(.70 )	11.37	(11.57)	6.01		.30	2.59
10/31/2021	12.05	.27	1.77	2.04	(.35 )	(.20 )	(.55 )	13.54	17.34	8.01		.29	2.02
10/31/2020	12.01	.32	.24	.56	(.28 )	(.24 )	(.52 )	12.05	4.75	3.01		.30	2.71
Class R-1:
10/31/2024	11.02	.27	1.65	1.92	(.24 )	(.09 )	(.33 )	12.61	17.66	5	1.10	1.39	2.23
10/31/2023	11.10	.28	(.03 )	.25	(.20 )	(.13 )	(.33 )	11.02	2.19	6	1.10	1.39	2.50
10/31/2022	13.22	.18	(1.76)	(1.58)	(.09 )	(.45 )	(.54 )	11.10	(12.54)	6	1.10	1.39	1.50
10/31/2021	11.77	.14	1.72	1.86	(.21 )	(.20 )	(.41 )	13.22	16.03	7	1.11	1.39	1.07
10/31/2020	11.75	.18	.23	.41	(.15 )	(.24 )	(.39 )	11.77	3.51	8	1.14	1.43	1.51
Class R-2:
10/31/2024	11.03	.27	1.65	1.92	(.23 )	(.09 )	(.32 )	12.63	17.68	141	1.10	1.39	2.28
10/31/2023	11.10	.28	(.03 )	.25	(.19 )	(.13 )	(.32 )	11.03	2.19	144	1.10	1.39	2.50
10/31/2022	13.22	.18	(1.75)	(1.57)	(.10 )	(.45 )	(.55 )	11.10	(12.49)	163	1.11	1.40	1.51
10/31/2021	11.78	.14	1.71	1.85	(.21 )	(.20 )	(.41 )	13.22	16.00	223	1.10	1.38	1.06
10/31/2020	11.75	.18	.24	.42	(.15 )	(.24 )	(.39 )	11.78	3.58	222	1.12	1.41	1.53
Class R-2E:
10/31/2024	11.03	.31	1.65	1.96	(.27 )	(.09 )	(.36 )	12.63	18.06	49.81		1.10	2.56
10/31/2023	11.11	.33	(.06 )	.27	(.22 )	(.13 )	(.35 )	11.03	2.43	48.81		1.10	2.88
10/31/2022	13.23	.22	(1.75)	(1.53)	(.14 )	(.45 )	(.59 )	11.11	(12.21)	63.81		1.10	1.80
10/31/2021	11.79	.17	1.72	1.89	(.25 )	(.20 )	(.45 )	13.23	16.32	81.81		1.09	1.35
10/31/2020	11.76	.21	.25	.46	(.19 )	(.24 )	(.43 )	11.79	3.91	80.82		1.11	1.81
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	90

Financial highlights (continued)
2015 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$11.15	$.33	$1.67	$2.00	$(.29 )	$(.09 )	$(.38 )	$12.77	18.21%	$268	.65%	.94%	2.71%
10/31/2023	11.22	.34	(.03 )	.31	(.25 )	(.13 )	(.38 )	11.15	2.69	263.66		.95	2.96
10/31/2022	13.37	.24	(1.79)	(1.55)	(.15 )	(.45 )	(.60 )	11.22	(12.19)	307.66		.95	1.95
10/31/2021	11.90	.19	1.75	1.94	(.27 )	(.20 )	(.47 )	13.37	16.63	415.66		.94	1.51
10/31/2020	11.87	.23	.24	.47	(.20 )	(.24 )	(.44 )	11.90	4.01	426.66		.95	1.96
Class R-4:
10/31/2024	11.25	.37	1.67	2.04	(.32 )	(.09 )	(.41 )	12.88	18.51	206.35		.64	3.02
10/31/2023	11.33	.38	(.05 )	.33	(.28 )	(.13 )	(.41 )	11.25	2.92	219.36		.65	3.26
10/31/2022	13.48	.28	(1.78)	(1.50)	(.20 )	(.45 )	(.65 )	11.33	(11.81)	254.35		.64	2.25
10/31/2021	12.00	.23	1.75	1.98	(.30 )	(.20 )	(.50 )	13.48	16.86	348.36		.64	1.77
10/31/2020	11.96	.27	.25	.52	(.24 )	(.24 )	(.48 )	12.00	4.39	398.36		.65	2.27
Class R-5E:
10/31/2024	11.21	.39	1.69	2.08	(.35 )	(.09 )	(.44 )	12.85	18.91	103.15		.44	3.20
10/31/2023	11.30	.40	(.05 )	.35	(.31 )	(.13 )	(.44 )	11.21	3.08	109.16		.45	3.48
10/31/2022	13.45	.30	(1.78)	(1.48)	(.22 )	(.45 )	(.67 )	11.30	(11.66)	133.15		.44	2.43
10/31/2021	11.98	.26	1.74	2.00	(.33 )	(.20 )	(.53 )	13.45	17.12	181.15		.43	2.00
10/31/2020	11.94	.31	.23	.54	(.26 )	(.24 )	(.50 )	11.98	4.55	192.16		.45	2.64
Class R-5:
10/31/2024	11.35	.41	1.70	2.11	(.36 )	(.09 )	(.45 )	13.01	18.98	70.06		.35	3.31
10/31/2023	11.44	.41	(.05 )	.36	(.32 )	(.13 )	(.45 )	11.35	3.16	69.06		.35	3.55
10/31/2022	13.61	.32	(1.80)	(1.48)	(.24 )	(.45 )	(.69 )	11.44	(11.55)	80.05		.34	2.56
10/31/2021	12.11	.28	1.76	2.04	(.34 )	(.20 )	(.54 )	13.61	17.27	90.06		.34	2.11
10/31/2020	12.07	.31	.25	.56	(.28 )	(.24 )	(.52 )	12.11	4.66	93.06		.35	2.58
Class R-6:
10/31/2024	11.30	.41	1.70	2.11	(.37 )	(.09 )	(.46 )	12.95	19.04	3,223.01		.30	3.35
10/31/2023	11.39	.41	(.04 )	.37	(.33 )	(.13 )	(.46 )	11.30	3.23	3,000.01		.30	3.56
10/31/2022	13.56	.32	(1.79)	(1.47)	(.25 )	(.45 )	(.70 )	11.39	(11.55)	3,025	— [14]	.29	2.58
10/31/2021	12.07	.28	1.76	2.04	(.35 )	(.20 )	(.55 )	13.56	17.31	3,480.01		.29	2.11
10/31/2020	12.03	.31	.25	.56	(.28 )	(.24 )	(.52 )	12.07	4.74	2,801.01		.30	2.59
Refer to the end of the tables for footnotes.

91	American Funds Target Date Retirement Series

Financial highlights (continued)
2010 Fund

	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class A:
10/31/2024	$10.74	$.37	$1.51	$1.88	$(.32 )	$(.08 )	$(.40 )	$12.22	17.81%	$529	.34%	.62%	3.14%
10/31/2023	10.83	.36	(.08 )	.28	(.27 )	(.10 )	(.37 )	10.74	2.54	514.34		.62	3.30
10/31/2022	12.60	.25	(1.55)	(1.30)	(.19 )	(.28 )	(.47 )	10.83	(10.80)	561.34		.61	2.18
10/31/2021	11.37	.21	1.46	1.67	(.28 )	(.16 )	(.44 )	12.60	14.96	660.34		.61	1.73
10/31/2020	11.28	.25	.23	.48	(.23 )	(.16 )	(.39 )	11.37	4.31	604.35		.79	2.22
Class C:
10/31/2024	10.53	.27	1.48	1.75	(.22 )	(.08 )	(.30 )	11.98	16.86	17	1.09	1.37	2.40
10/31/2023	10.62	.28	(.09 )	.19	(.18 )	(.10 )	(.28 )	10.53	1.71	20	1.09	1.37	2.57
10/31/2022	12.36	.17	(1.53)	(1.36)	(.10 )	(.28 )	(.38 )	10.62	(11.38)	25	1.08	1.35	1.44
10/31/2021	11.16	.12	1.44	1.56	(.20 )	(.16 )	(.36 )	12.36	14.11	32	1.07	1.34	.99
10/31/2020	11.09	.17	.22	.39	(.16 )	(.16 )	(.32 )	11.16	3.52	26	1.09	1.53	1.51
Class T:
10/31/2024	10.75	.39	1.52	1.91	(.35 )	(.08 )	(.43 )	12.23	18.12 [10]	— [11]	.09 [10]	.37 [10]	3.38 [10]
10/31/2023	10.85	.39	(.09 )	.30	(.30 )	(.10 )	(.40 )	10.75	2.76 [10]	— [11]	.07 [10]	.35 [10]	3.57 [10]
10/31/2022	12.61	.29	(1.56)	(1.27)	(.21 )	(.28 )	(.49 )	10.85	(10.51)[10]	— [11]	.07 [10]	.34 [10]	2.47 [10]
10/31/2021	11.38	.24	1.46	1.70	(.31 )	(.16 )	(.47 )	12.61	15.18 [10]	— [11]	.13 [10]	.40 [10]	1.95 [10]
10/31/2020	11.29	.27	.23	.50	(.25 )	(.16 )	(.41 )	11.38	4.53 [10]	— [11]	.15 [10]	.59 [10]	2.44 [10]
Class F-1:
10/31/2024	10.67	.35	1.51	1.86	(.31 )	(.08 )	(.39 )	12.14	17.80	11.37		.65	3.07
10/31/2023	10.77	.36	(.09 )	.27	(.27 )	(.10 )	(.37 )	10.67	2.48	10.36		.64	3.25
10/31/2022	12.53	.25	(1.55)	(1.30)	(.18 )	(.28 )	(.46 )	10.77	(10.80)	10.37		.64	2.16
10/31/2021	11.31	.21	1.45	1.66	(.28 )	(.16 )	(.44 )	12.53	14.93	10.37		.64	1.69
10/31/2020	11.22	.24	.24	.48	(.23 )	(.16 )	(.39 )	11.31	4.34	9.38		.82	2.17
Class F-2:
10/31/2024	10.73	.40	1.50	1.90	(.35 )	(.08 )	(.43 )	12.20	18.03	40.10		.38	3.40
10/31/2023	10.83	.39	(.09 )	.30	(.30 )	(.10 )	(.40 )	10.73	2.75	41.10		.38	3.51
10/31/2022	12.59	.28	(1.54)	(1.26)	(.22 )	(.28 )	(.50 )	10.83	(10.50)	40.09		.36	2.42
10/31/2021	11.36	.24	1.46	1.70	(.31 )	(.16 )	(.47 )	12.59	15.26	40.09		.36	1.96
10/31/2020	11.27	.28	.23	.51	(.26 )	(.16 )	(.42 )	11.36	4.60	29.10		.54	2.48
Class F-3:
10/31/2024	10.76	.40	1.52	1.92	(.36 )	(.08 )	(.44 )	12.24	18.18	10.01		.29	3.46
10/31/2023	10.86	.41	(.10 )	.31	(.31 )	(.10 )	(.41 )	10.76	2.83	9.01		.29	3.67
10/31/2022	12.63	.29	(1.55)	(1.26)	(.23 )	(.28 )	(.51 )	10.86	(10.47)	9.01		.28	2.49
10/31/2021	11.39	.25	1.47	1.72	(.32 )	(.16 )	(.48 )	12.63	15.40	8.01		.28	2.08
10/31/2020	11.30	.27	.25	.52	(.27 )	(.16 )	(.43 )	11.39	4.67	6.01		.45	2.43
Class R-1:
10/31/2024	10.67	.27	1.51	1.78	(.24 )	(.08 )	(.32 )	12.13	16.89	3	1.10	1.38	2.34
10/31/2023	10.78	.27	(.08 )	.19	(.20 )	(.10 )	(.30 )	10.67	1.72	2	1.10	1.38	2.47
10/31/2022	12.54	.16	(1.54)	(1.38)	(.10 )	(.28 )	(.38 )	10.78	(11.42)	2	1.10	1.37	1.42
10/31/2021	11.33	.12	1.46	1.58	(.21 )	(.16 )	(.37 )	12.54	14.10	2	1.11	1.38	1.00
10/31/2020	11.22	.17	.23	.40	(.13 )	(.16 )	(.29 )	11.33	3.57	2	1.06	1.50	1.54
Class R-2:
10/31/2024	10.55	.27	1.49	1.76	(.23 )	(.08 )	(.31 )	12.00	16.94	75	1.10	1.38	2.39
10/31/2023	10.64	.28	(.10 )	.18	(.17 )	(.10 )	(.27 )	10.55	1.70	76	1.10	1.38	2.56
10/31/2022	12.38	.16	(1.53)	(1.37)	(.09 )	(.28 )	(.37 )	10.64	(11.46)	85	1.11	1.38	1.43
10/31/2021	11.18	.12	1.44	1.56	(.20 )	(.16 )	(.36 )	12.38	14.09	106	1.10	1.37	.99
10/31/2020	11.09	.16	.23	.39	(.14 )	(.16 )	(.30 )	11.18	3.57	101	1.12	1.56	1.48
Class R-2E:
10/31/2024	10.53	.31	1.48	1.79	(.26 )	(.08 )	(.34 )	11.98	17.30	42.81		1.09	2.69
10/31/2023	10.62	.32	(.10 )	.22	(.21 )	(.10 )	(.31 )	10.53	2.01	40.81		1.09	2.94
10/31/2022	12.36	.20	(1.53)	(1.33)	(.13 )	(.28 )	(.41 )	10.62	(11.18)	54.81		1.08	1.71
10/31/2021	11.16	.15	1.44	1.59	(.23 )	(.16 )	(.39 )	12.36	14.46	70.81		1.08	1.25
10/31/2020	11.09	.20	.21	.41	(.18 )	(.16 )	(.34 )	11.16	3.78	61.82		1.26	1.78
Refer to the end of the tables for footnotes.

American Funds Target Date Retirement Series	92

Financial highlights (continued)
2010 Fund (continued)
	Net asset value, beginning of year	Income (loss) from investment operations[1]			Dividends and distributions			Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets[4]	Net effective expense ratio[5]	Ratio of net income (loss) to average net assets
Year ended		Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions
Class R-3:
10/31/2024	$10.65	$.33	$1.50	$1.83	$(.28 )	$(.08 )	$(.36 )	$12.12	17.44%	$170	.65%	.93%	2.83%
10/31/2023	10.75	.33	(.10 )	.23	(.23 )	(.10 )	(.33 )	10.65	2.11	173.66		.94	3.00
10/31/2022	12.49	.22	(1.54)	(1.32)	(.14 )	(.28 )	(.42 )	10.75	(10.99)	205.66		.93	1.87
10/31/2021	11.27	.17	1.45	1.62	(.24 )	(.16 )	(.40 )	12.49	14.62	263.66		.93	1.44
10/31/2020	11.19	.21	.22	.43	(.19 )	(.16 )	(.35 )	11.27	3.94	279.67		1.11	1.93
Class R-4:
10/31/2024	10.72	.36	1.52	1.88	(.32 )	(.08 )	(.40 )	12.20	17.82	206.35		.63	3.13
10/31/2023	10.82	.36	(.10 )	.26	(.26 )	(.10 )	(.36 )	10.72	2.41	211.36		.64	3.28
10/31/2022	12.58	.25	(1.55)	(1.30)	(.18 )	(.28 )	(.46 )	10.82	(10.78)	235.35		.62	2.18
10/31/2021	11.35	.21	1.46	1.67	(.28 )	(.16 )	(.44 )	12.58	14.97	315.36		.63	1.73
10/31/2020	11.26	.25	.23	.48	(.23 )	(.16 )	(.39 )	11.35	4.31	315.36		.80	2.22
Class R-5E:
10/31/2024	10.70	.38	1.52	1.90	(.34 )	(.08 )	(.42 )	12.18	18.09	93.15		.43	3.31
10/31/2023	10.80	.39	(.10 )	.29	(.29 )	(.10 )	(.39 )	10.70	2.67	91.16		.44	3.55
10/31/2022	12.56	.28	(1.55)	(1.27)	(.21 )	(.28 )	(.49 )	10.80	(10.60)	118.15		.42	2.37
10/31/2021	11.34	.23	1.46	1.69	(.31 )	(.16 )	(.47 )	12.56	15.14	141.16		.43	1.90
10/31/2020	11.24	.28	.23	.51	(.25 )	(.16 )	(.41 )	11.34	4.59	137.16		.60	2.52
Class R-5:
10/31/2024	10.83	.41	1.52	1.93	(.35 )	(.08 )	(.43 )	12.33	18.19	46.06		.34	3.46
10/31/2023	10.93	.40	(.10 )	.30	(.30 )	(.10 )	(.40 )	10.83	2.75	52.06		.34	3.60
10/31/2022	12.70	.29	(1.56)	(1.27)	(.22 )	(.28 )	(.50 )	10.93	(10.46)	60.05		.32	2.49
10/31/2021	11.46	.25	1.46	1.71	(.31 )	(.16 )	(.47 )	12.70	15.24	72.06		.33	2.05
10/31/2020	11.36	.29	.23	.52	(.26 )	(.16 )	(.42 )	11.46	4.67	74.06		.50	2.54
Class R-6:
10/31/2024	10.79	.40	1.53	1.93	(.36 )	(.08 )	(.44 )	12.28	18.22	2,728.01		.29	3.46
10/31/2023	10.89	.40	(.09 )	.31	(.31 )	(.10 )	(.41 )	10.79	2.82	2,466.01		.29	3.60
10/31/2022	12.66	.29	(1.55)	(1.26)	(.23 )	(.28 )	(.51 )	10.89	(10.45)	2,491.01		.28	2.51
10/31/2021	11.42	.25	1.47	1.72	(.32 )	(.16 )	(.48 )	12.66	15.36	2,713.01		.28	2.05
10/31/2020	11.33	.29	.23	.52	(.27 )	(.16 )	(.43 )	11.42	4.65	2,191.01		.45	2.54
Refer to the end of the tables for footnotes.

93	American Funds Target Date Retirement Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended October 31
	2024	2023	2022	2021	2020
2070 Fund	7%6,[7,8]
2065 Fund	4	1%[15]	2%	13%	22%[6,8,12]
2060 Fund	5 [15]	1 [15]	2	12	3 [15]
2055 Fund	5 [15]	1 [15]	3	14 [15]	3 [15]
2050 Fund	5 [15]	1	2	14 [15]	4 [15]
2045 Fund	5 [15]	2 [15]	— [16]	15 [15]	4 [15]
2040 Fund	6 [15]	1	4	17 [15]	5 [15]
2035 Fund	7 [15]	1	6	17 [15]	9 [15]
2030 Fund	7 [15]	2 [15]	9	21	8 [15]
2025 Fund	10	5 [15]	12	18 [15]	12 [15]
2020 Fund	5	6	15	20 [15]	13 [15]
2015 Fund	6	7	17	21 [15]	13
2010 Fund	8	8	18	20 [15]	12

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]
This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses during 2070 Fund’s and 2065 Fund’s startup period.

[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]
This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

[6]	Based on operations for a period that is less than a full year.
[7]	For the period May 3, 2024, commencement of operations, through October 31, 2024.
[8]	Annualized.
[9]	Amount less than $.01.
[10]
All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[11]	Amount less than $1 million.
[12]	For the period March 27, 2020, commencement of operations, through October 31, 2020.
[13]	Not annualized.
[14]	Amount less than .01%.
[15]
Includes the value of securities sold due to in-kind redemptions. The rate shown would have been reduced by up to two percentage points if the value of securities sold due to in-kind redemptions were excluded.

[16]	Amount was either less than 1% or there was no turnover.
Refer to the notes to financial statements.

American Funds Target Date Retirement Series	94

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of American Funds Target Date Retirement Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of American Funds Target Date Retirement Series comprising the American Funds 2070 Target Date Retirement Fund, American Funds 2065 Target Date Retirement Fund, American Funds 2060 Target Date Retirement Fund, American Funds 2055 Target Date Retirement Fund, American Funds 2050 Target Date Retirement Fund, American Funds 2045 Target Date Retirement Fund, American Funds 2040 Target Date Retirement Fund, American Funds 2035 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund, and American Funds 2010 Target Date Retirement Fund (the "Funds"), including the investment portfolios, as of October 31, 2024; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except American Funds 2070 Target Date Retirement Fund and American Funds 2065 Target Date Retirement Fund; the related statement of operations, changes in net assets, and financial highlights for the period from May 3, 2024 (commencement of operations) through October 31, 2024, for American Funds 2070 Target Date Retirement Fund; the related statement of operations for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from March 27, 2020 (commencement of operations) through October 31, 2020, for American Funds 2065 Target Date Retirement Fund; and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except American Funds 2070 Target Date Retirement Fund and American Funds 2065 Target Date Retirement Fund as of October 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Funds 2070 Target Date Retirement Fund and American Funds 2065 Target Date Retirement Fund as of October 31, 2024; the results of operations, changes in net assets, and financial highlights for American Funds 2070 Target Date Retirement Fund for the period from May 3, 2024 (commencement of operations) through October 31, 2024; and the results of operations for the year ended October 31, 2024, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from March 27, 2020 (commencement of operations) through October 31, 2020, for American Funds 2065 Target Date Retirement Fund, in conformity with accounting principles generally accepted in the United States of America.

95	American Funds Target Date Retirement Series

Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2024, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Costa Mesa, California
December 11, 2024
We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Target Date Retirement Series	96

American Funds Target Date Retirement Series

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-21981 and 1933 Act No. 333-138648)

(a)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10); and Amended and Restated Agreement and Declaration of Trust dated 9/12/23 – previously filed (see P/E Amendment No. 40 filed 12/29/2023)

(b)	By-laws – Amended and Restated By-laws effective 8/29/18 – previously filed (see P/E Amendment No. 31 filed 12/31/18)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement effective 2/1/16 – previously filed (see P/E Amendment No. 25 filed 12/29/16); and Exhibit A to the Amended and Restated Investment Advisory and Service Agreement as amended 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement dated 5/1/21 – previously filed (see P/E Amendment No. 37 filed 12/30/21); Form of Selling Group Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 29 filed 12/29/17); Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 29 filed 12/29/17); and Exhibit A to the Amended and Restated Principal Underwriting Agreement as amended 12/7/23 – previously filed (see P/E Amendment 40 filed 12/29/23)

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/20 – previously filed (see P/E Amendment No. 34 filed 12/31/19)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 21 filed 10/30/15); and Form of Amendment to the Global Custody Agreement dated 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23)

(h)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 8 filed 12/30/10); Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 8 filed 12/30/10); Amended and Restated Administrative Services Agreement effective 4/7/17 – previously filed (see

P/E Amendment No. 29 filed 12/29/17); Amended and Restated Shareholder Services Agreement dated 1/1/23 – previously filed (see P/E Amendment No. 38 filed 12/30/22); Exhibit A to the Amended and Restated Shareholder Services Agreement as amended 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23); and Exhibit A to the Amended and Restated Administrative Services Agreement as amended 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23)

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 8 filed 12/30/10; P/E Amendment No. 14 filed 12/31/13; P/E Amendment No. 16 filed 8/28/14; P/E Amendment No. 19 filed 12/31/14; P/E Amendment No. 21 filed 10/30/15; P/E Amendment No. 25 filed 12/29/16; P/E Amendment No. 27 filed 4/6/17; P/E Amendment No. 34 filed 12/31/19); and P/E Amendment No. 40 filed 12/29/23)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements – None

(l)	Initial Capital Agreements – Investment Letter for American Funds 2055 Target Date Fund – previously filed (see P/E Amendment No. 8 filed 12/30/10); other series’ Funds – previously filed (see Pre-effective Amendment No. 2 filed 1/22/07)

(m)	Rule 12b-1 Plan – Amended and Restated Plans of Distribution for Class A, C, T, F-1, R-1, R-2, R-2E, R-3 and R-4 shares dated 5/1/21 – previously filed (see P/E Amendment No. 37 filed 12/30/21); and Exhibit A to the Plans of Distribution as amended 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23)

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan dated 1/1/21 – previously filed (see P/E Amendment No. 37 filed 12/30/21); and Exhibit A to the Amended and Restated Multiple Class Plan as amended 12/7/23 – previously filed (see P/E Amendment No. 40 filed 12/29/23)

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated July 2024 and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)            Capital Client Group, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global Insight Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds International Vantage Fund, American Funds Mortgage Fund, American Funds Multi-Sector Income Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of

New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American Funds U.S. Small and Mid Cap Equity Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Completion Fund Series, Capital Group Conservative Equity ETF, Capital Group Core Balanced ETF, Capital Group Core Equity ETF, Capital Group Dividend Growers ETF, Capital Group Dividend Value ETF, Capital Group Fixed Income ETF Trust, Capital Group Global Equity ETF, Capital Group Global Growth Equity ETF, Capital Group Growth ETF, Capital Group International Core Equity ETF, Capital Group International Equity ETF, Capital Group International Focus Equity ETF, Capital Group New Geography Equity ETF, Capital Group Private Client Services Funds, Capital Group Short Duration Municipal Income ETF, Capital Group U.S. Equity Fund, Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Samuel Adams	Regional Vice President	None
LAO	Anuj K. Agarwal	Vice President	None
LAO	Albert Aguilar, Jr.	Director, Vice President and Chief Compliance Officer	None
SNO	David A. Ajluni	Regional Vice President	None
LAO	C. Thomas Akin II	Senior Vice President	None
LAO	Mark G. Alteri	Regional Vice President	None
LAO	Colleen M. Ambrose	Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
CHO	Erik J. Applegate	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Luis F. Arocha	Vice President	None
LAO	Keith D. Ashley	Regional Vice President	None
LAO	Julie A. Asher	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Senior Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None

LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Antonio M. Bass	Senior Vice President	None
LAO	Andrew Z. Bates	Assistant Vice President	None
LAO	Katherine A. Beattie	Senior Vice President	None
LAO	Scott G. Beckerman	Senior Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Matthew D. Benton	Senior Vice President	None
LAO	Jerry R. Berg	Senior Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Matthew F. Betley	Vice President	None
LAO	Roger J. Bianco, Jr.	Senior Vice President	None
LAO	Ryan M. Bickle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph Bilello	Regional Vice President	None
LAO	Jay A. Binstock	Assistant Vice President	None
LAO	Peter D. Bjork	Regional Vice President	None
SNO	Nasaly Blake	Assistant Vice President	None
DCO	Bryan K. Blankenship	Senior Vice President	None
LAO	Marek Blaskovic	Vice President	None
LAO	Matthew C. Bloemer	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jon T. Boldt	Regional Vice President	None
LAO	Ainsley J. Borel	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jill M. Boudreau	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jordan C. Bowers	Regional Vice President	None
LAO	David H. Bradin	Senior Vice President	None
LAO	William P. Brady	Senior Vice President	None
LAO	William G. Bridge	Senior Vice President	None

LAO	Kevin G. Broulette	Vice President, Capital Group Institutional Investment Services Division	None
LAO	E. Chapman Brown, Jr.	Senior Vice President	None
LAO	Elizabeth S. Brownlow	Vice President	None
LAO	Gary D. Bryce	Senior Vice President	None
NYO	Melissa Buccilli	Senior Vice President	None
SNO	Dylan J. Burdick	Regional Vice President	None
IND	Jennifer L. Butler	Assistant Vice President	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Senior Vice President	None
LAO	Kelly V. Campbell	Senior Vice President	None
LAO	Patrick C. Campbell III	Regional Vice President	None
LAO	Anthon S. Cannon III	Vice President	None
SNO	Antonio G. Capobianco	Regional Vice President	None
LAO	Kevin J. Carevic	Vice President	None
LAO	Jason S. Carlough	Senior Vice President	None
LAO	Kim R. Carney	Senior Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	David C. Carson, Jr.	Vice President	None
LAO	James D. Carter	Senior Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Vice President	None
LAO	Christopher M. Cefalo	Senior Vice President	None
IND	Alexzania N. Chambers	Assistant Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Marcus L. Chaves	Assistant Vice President	None
LAO	Si J. Chen	Vice President	None
LAO	Daniel A. Chodosch	Senior Vice President	None

LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Peter J. Chong	Assistant Vice President	None
LAO	Andrew T. Christos	Vice President	None
LAO	Robert S. Chu	Assistant Vice President	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Vice President	None
LAO	Michael J. Clark	Regional Vice President	None
LAO	Jamie A. Claypool	Senior Vice President	None
LAO	Scott R. Clodfelter	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kyle R. Coffey	Regional Vice President	None
LAO	Natalie S. Cole	Vice President	None
NYO	Jayme E. Colosimo	Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Frances Coombes	Senior Vice President	None
IRV	Erin K. Concepcion	Assistant Vice President	None
SNO	Brandon J. Cone	Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Megan Costa	Senior Vice President	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Senior Vice President	None
SNO	Zachary A. Cutkomp	Regional Vice President	None
LAO	Hanh M. Dao	Senior Vice President	None
LAO	Alex L. DaPron	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Alexandria B. Davis	Regional Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Senior Vice President	None

LAO	Shehan N. De Silva	Assistant Vice President	None
LAO	Peter J. Deavan	Senior Vice President	None
LAO	Kristofer J. DeBonville	Regional Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
SNO	Brian M. Derrico	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Maddi L. Dessner	Director and Senior Vice President	None
LAO	James G. DiGiuseppe	Senior Vice President	None
LAO	Alexander J. Diorio	Vice President	None
LAO	Mario P. DiVito	Senior Vice President	None
IND	Marah E. Doan	Assistant Vice President	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	John H. Donovan IV	Vice President	None
LAO	Ronald Q. Dottin	Senior Vice President	None
LAO	Joseph B. Dowd	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Senior Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher P. Dziubasik	Assistant Vice President	None
IND	Karyn B. Dzurisin	Senior Vice President	None
LAO	Kevin C. Easley	Senior Vice President	None
LAO	Shirley Ecklund	Senior Vice President	None
LAO	Damian Eckstein	Senior Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
IRV	Jessica Eng	Assistant Vice President	None

LAO	Riley O. Etheridge, Jr.	Senior Vice President	None
LAO	Bryan R. Favilla	Senior Vice President	None
LAO	Joseph M. Fazio	Regional Vice President	None
LAO	Mark A. Ferraro	Senior Vice President	None
LAO	Christopher Fetchet	Regional Vice President	None
LAO	Brandon J. Fetta	Vice President	None
LAO	John P. Finneran III	Vice President	None
LAO	Layne M. Finnerty	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Coenraad F. Fletcher	Vice President	None
LAO	Kevin H. Folks	Senior Vice President	None
IND	Kelly B. Fonderoli	Assistant Vice President	None
LAO	David R. Ford	Vice President	None
LAO	William E. Ford	Senior Vice President	None
IRV	Robert S. Forshee	Assistant Vice President	None
LAO	Mark D. Foster	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Holly C. Framsted	Senior Vice President	None
LAO	Megan France	Regional Vice President	None
LAO	Evan F. Francks	Assistant Vice President	None
LAO	Rusty A. Frauhiger	Vice President	None
LAO	Vincent C. Fu	Assistant Vice President	None
LAO	Tyler L. Furek	Vice President	None
LAO	Jignesh D. Gandhi	Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Edward S. Garza	Vice President	None
LAO	Brian K. Geiger	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Leslie B. Geller	Senior Vice President	None

LAO	Jacob M. Gerber	Senior Vice President	None
LAO	Travis Gilberg	Vice President	None
LAO	Pamela A. Gillett	Senior Vice President	None
LAO	William F. Gilmartin	Vice President	None
IND	Brenda L. Goeken	Assistant Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None
NYO	Joshua H. Gordon	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Vice President	None
LAO	E. Renee Grimm	Senior Vice President	None
LAO	Scott A. Grouten	Senior Vice President	None
SNO	John S. Gryniewicz	Regional Vice President	None
LAO	Sam S. Gumma	Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ryan A. Gundrum	Assistant Vice President	None
SNO	Lori L. Guy	Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Janna C. Hahn	Senior Vice President	None
LAO	Philip E. Haning	Senior Vice President	None
LAO	Katy L. Hanke	Senior Vice President	None
LAO	Brandon S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
SNO	Nicholas Hargreaves	Assistant Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Clifford W. “Webb” Heidinger	Senior Vice President	None
LAO	Brock A. Hillman	Senior Vice President	None
IND	Kristin S. Himsel	Senior Vice President	None
SNO	Emilia A. Holt	Assistant Vice President	None
LAO	Dennis L. Hooper	Regional Vice President	None
IND	Ryan D. Hoover	Regional Vice President	None
LAO	Jessica K. Hooyenga	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Senior Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	Michael S. Hukriede	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Senior Vice President	None
LAO	Angelia G. Hunter	Senior Vice President	None
LAO	Christa M. Iacono	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
LAO	Maurice E. Jadah	Regional Vice President	None
LAO	Asad K. Jamil	Regional Vice President	None
LAO	W. Chris Jenkins	Senior Vice President	None
LAO	Daniel J. Jess II	Senior Vice President	None
IND	Jameel S. Jiwani	Vice President	None
CHO	Allison S. Johnston	Assistant vice President	None
LAO	Brendan M. Jonland	Senior Vice President	None
LAO	Kathryn H. Jordan	Vice President	None
LAO	David G. Jordt	Vice President	None
LAO	Michael Kamell	Senior Vice President	None
LAO	Eric J. Kamin	Regional Vice President	None

IND	Teodor P. Karnakov	Assistant Vice President	None
LAO	Wassan M. Kasey	Senior Vice President	None
IND	Joel A. Kaul	Assistant Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Vice President	None
LAO	Jason A. Kerr	Senior Vice President	None
LAO	Ryan C. Kidwell	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric M. Kirkman	Vice President	None
LAO	Kelsei Q. Kirland	Assistant Vice President	None
IND	Morgann B. Klaus	Assistant Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	Michael J. Koch	Vice President	None
LAO	James M. Kreider	Vice President	None
LAO	Andrew M. Kruger	Regional Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Jialing Lang	Assistant Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	Vice President
LAO	Mark G. LaRoque	Senior Vice President	None
SNO	Theodore J. Larsen	Assistant Vice President	None
LAO	Andrew P. Laskowski	Senior Vice President	None
LAO	Matthew N. Leeper	Senior Vice President	None
LAO	Victor J. LeMay	Regional Vice President	None
LAO	Clay M. Leveritt	Senior Vice President	None
LAO	Emily R. Liao	Senior Vice President	None
LAO	Lorin E. Liesy	Senior Vice President	None

LAO	Chris H. Lin	Assistant Vice President	None
IND	Justin L. Linder	Assistant Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
SNO	Adam C. Lozano	Assistant Vice President	None
LAO	Omar J. Love	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Eric S. Luchene	Regional Vice President	None
LAO	Dillon W. Lull	Regional Vice President	None
LAO	Reid A. Luna	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joe P. Lynch	Regional Vice President	None
CHO	Karin A. Lystad	Assistant Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brandon Y. Ma	Regional Vice President	None
LAO	Justin Maddox	Regional Vice President	None
LAO	Tyler J. Magie	Regional Vice President	None
NYO	Catherine M. Magyera	Vice President	None
LAO	James M. Maher	Senior Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Senior Vice President	None
LAO	Jeffrey N. Malbasa	Senior Vice President	None
LAO	Usma A. Malik	Vice President	None
LAO	Chantal M. Manseau Guerdat	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Arran M. Maran	Regional Vice President	None
LAO	Seema Manek	Vice President	None
LAO	Brooke M. Marrujo	Senior Vice President	None
CHO	James M. Mathenge	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stephen B. May	Vice President	None
LAO	Barnabas T. Mbigha	Senior Vice President	None
LAO	Joseph A. McAdams	Regional Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None

LAO	Ross M. McDonald	Senior Vice President	None
LAO	Clinton S. McCurry	Regional Vice President	None
LAO	Jennifer L. McGrath	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
SNO	Michael J. McLaughlin	Assistant Vice President	None
LAO	Max J. McQuiston	Senior Vice President	None
LAO	Curtis D. Mc Reynolds	Vice President	None
IND	Melissa M. Meade	Assistant Vice President	None
LAO	Paulino Medina	Vice President	None
LAO	Britney L. Melvin	Vice President	None
LAO	Davina J. Merrell	Regional Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
SNO	Lauren A. Merriweather	Assistant Vice President	None
LAO	Conrad F. Metzger	Vice President	None
LAO	Carl B. Meyer	Regional Vice President	None
LAO	Benjamin J. Miller	Vice President	None
LAO	Jennifer M. Miller	Vice President	None
LAO	Jeremy A. Miller	Regional Vice President	None
LAO	Lauren D. Miller	Assistant Vice President	None
LAO	Tammy H. Miller	Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Senior Vice President	None
LAO	Louis W. Minora	Vice President	None
LAO	James R. Mitchell III	Senior Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
IND	Eric E. Momcilovich	Assistant Vice President	None
SNO	Christopher Moore	Assistant Vice President	None
IND	Jonathan L. Moran	Regional Vice President	None

LAO	Nathaniel Morris	Regional Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Stanley Moy	Assistant Vice President	None
LAO	Joseph M. Mulcahy	Regional Vice President	None
LAOW	Ryan D. Murphy	Senior Vice President	None
NYO	Timothy J. Murphy	Senior Vice President	None
IND	Valynda J. Murray	Vice President	None
LAO	Zahid Nakhooda	Regional Vice President	None
IND	Kristen L. Nelson	Regional Vice President	None
LAO	Jon C. Nicolazzo	Senior Vice President	None
LAO	Earnest M. Niemi	Senior Vice President	None
LAO	Matthew P. O’Connor	Director, Chairman and Chief Executive Officer; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Senior Vice President	None
LAO	Bradley D. Olalde	Assistant Vice President	None
LAO	Arthur B. Oliver	Vice President	None
LAO	Peter A. Olsen	Senior Vice President	None
LAO	Thomas A. O’Neil	Senior Vice President	None
LAO	Michael Orlando	Regional Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Vincent A. Ortega	Vice President, Capital Group Institutional Investment Services Division	None
NYO	Gregory H. Ortman	Senior Vice President	None
LAO	Shawn M. O’Sullivan	Senior Vice President	None
IND	Lance T. Owens	Senior Vice President	None
LAO	Kristina E. Page	Vice President	None
LAO	Jeffrey C. Paguirigan	Senior Vice President	None
NYO	Christine M. Papa	Assistant Vice President	None

LAO	Sujata H. Parikh	Senior Vice President	None
LAO	Rodney Dean Parker II	Senior Vice President	None
LAO	Ingrid S. Parl	Vice President	None
LAO	William D. Parsley	Regional Vice President	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
SNO	Adam P. Peach	Vice President	None
LAO	Robert J. Peche	Senior Vice President	None
LAO	Elena M. Peerson	Regional Vice President	None
IRV	Grace L. Pelczynski	Assistant Vice President	None
LAO	Sejal U. Penkar	Vice President	None
LAO	Harry A. Phinney	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Senior Vice President	None
LAO	Sally L. Picota De Holte	Regional Vice President	None
LAO	Anthony J. Picerni	Regional Vice President	None
LAO	Keith A. Piken	Senior Vice President and Director	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Chloe E. Pollara	Assistant Vice President	None
LAO	Michael E. Pollgreen	Vice President	None
LAO	Charles R. Porcher	Senior Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Darrell W. Pounders	Vice President	None
LAOW	Colyar W. Pridgen	Vice President	None
LAO	Michelle L. Pullen	Vice President	None
LAO	Victoria M. Quach	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None

LAO	Michael R. Quinn	Senior Vice President	None
LAO	Mary K. Radloff	Regional Vice President	None
LAO	Ryan E. Radtke	Senior Vice President	None
LAO	James R. Raker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rachel M. Ramos	Vice President	None
SNO	Eddie A. Rascon	Regional Vice President	None
LAO	Rene M. Reincke	Vice President, Treasurer and Director	None
LAO	Lesley P. Reinhart	Vice President	None
LAO	Michael D. Reynaert	Vice President	None
LAO	Adnane Rhazzal	Regional Vice President	None
LAO	Christopher J. Richardson	Senior Vice President	None
LAO	James Robelotto	Assistant Vice President	None
SNO	Stephanie A. Robichaud	Vice President	None
LAO	Jeffrey J. Robinson	Senior Vice President	None
LAO	Matthew M. Robinson	Senior Vice President	None
LAO	Jennifer R. Rocci	Regional Vice President	None
LAO	Bethany M. Rodenhuis	Senior Vice President	None
LAO	Rochelle C. Rodriguez	Senior Vice President	None
LAO	Melissa B. Roe	Senior Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Rome D. Rottura	Senior Vice President	None
IND	Jennah N. Ruddick	Assistant Vice President	None
LAO	Leah O. Ryan	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Vice President	None
LAOW	Erica Salvay	Vice President	None

LAO	Paul V. Santoro	Senior Vice President	None
LAO	David E. Saunders II	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Keith A. Saunders	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
IND	Broderic C. Schoen	Assistant Vice President	None
LAO	Jackson T. Schuette	Regional Vice President	None
LAO	Domenic A. Sciarra	Assistant Vice President	None
LAO	Keon F. Scott	Regional Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Erin C. Sheehan	Regional Vice President	None
LAO	William H. Sherrard III	Regional Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Kelly S. Simon	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAOW	Anmol Sinha	Senior Vice President	None
SNO	Julia M. Sisente	Assistant Vice President	None
LAO	Melissa A. Sloane	Senior Vice President	None
LAO	Jason C. Smith	Regional Vice President	None
LAO	Joshua J. Smith	Regional Vice President	None
LAO	Taylor D. Smith	Regional Vice President	None
LAO	Stephanie L. Smolka	Regional Vice President	None
LAO	J. Eric Snively	Senior Vice President	None
LAO	John A. Sobotowski	Assistant Vice President	None
SNO	Chadwick R. Solano	Assistant Vice President	None
LAO	Charles V. Sosa	Vice President	None
LAO	Alexander T. Sotiriou	Vice President	None
LAO	Steven J. Sperry	Assistant Vice President	None

LAO	Margaret V. Steinbach	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Senior Vice President	None
LAO	Allison M. Straub	Vice President	None
LAO	Valerie B. Stringer	Vice President	None
LAO	John R. Sulzicki	Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Senior Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Mark D. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Senior Vice President	None
LAO	Ryan D. Tiernan	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Senior Vice President	None
LAO	Michael J. Triessl	Director	None
CHO	Polina S. Tsybrovska	Assistant Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IRV	Sean M. Tupy	Vice President	None
LAO	Kate M. Turner	Regional Vice President	None
SNO	Corey W. Tyson	Regional Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	Jason A. Uberti	Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	John W. Urbanski	Regional Vice President	None
LAO	Veronica Vasquez	Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None
LAO	Cynthia G. Velazquez	Assistant Vice President	None

LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Austin J. Vierra	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert D. Vigneaux III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Julie A. Vogel	Vice President	None
LAO	Jon N. Wainman	Vice President	None
ATO	Jason C. Wallace	Senior Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Justin N. Wang	Regional Vice President	None
IND	Andrew D. Waters	Assistant Vice President	None
IND	Kristen M. Weaver	Vice President	None
LAO	Timothy S. Wei	Regional Vice President	None
SNO	Gordon S. Wells	Regional Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Senior Vice President	None
LAO	Gregory D. Williams II	Assistant Vice President	None
LAO	Ashley L. Wilson	Regional Vice President	None
LAO	Jonathan D. Wilson	Regional Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Anthony J. Wingate	Vice President	None
LAO	Benjamin Wirtshafter	Senior Vice President	None
LAO	Kimberly D. Wood	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Benjamin T. Wooden	Regional Vice President	None
LAO	Jennifer N. Woodward	Assistant Vice President	None

IND	Matthew A. Wooten	Assistant Vice President	None
SNO	Thomas O. Yager	Assistant Vice President	None
LAO	Elizabeth D. Yakes	Assistant Vice President	None
NYO	Mila I. Yankova	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Lauren E. Zappia	Regional Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Connie R. Zeender	Regional Vice President	None
LAO	Heidi H. Zhang	Assistant Vice President	None
NYO	Tanya Zolotarevskiy	Vice President, Capital Group Institutional Investment Services Division	None

__________

HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 18th Floor, Los Angeles, CA 90025
NYO	Business Address, 399 Park Avenue, 34th Floor, New York, NY 10022
SFO	Business Address, One Market Street, Suite 1800, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618;12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 27th day of December, 2024.

American Funds Target Date Retirement Series

By: /s/ Michael W. Stockton

(Michael W. Stockton, Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 27, 2024, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Michael W. Stockton (Michael W. Stockton)	Principal Executive Officer

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Gregory F. Niland (Gregory F. Niland)	Treasurer

(3)	Trustees:

	Francisco G. Cigarroa*	Trustee
	Nariman Farvardin*	Trustee
	Jennifer C. Feikin*	Trustee
	Michael C. Gitlin*	Trustee
	Leslie Stone Heisz*	Trustee
	Mary Davis Holt*	Trustee
	Merit E. Janow*	Trustee
	Margaret Spellings*	Chair (Independent and Non-Executive)
	Alexandra Trower*	Trustee
	Paul S. Williams*	Trustee
*By: /s/ Courtney R. Taylor
(Courtney R. Taylor, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Timothy J. Moon

(Timothy J. Moon, Counsel)

POWER OF ATTORNEY

I, Francisco G. Cigarroa, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London England, on June 7, 2024.

(City, State)

/s/ Francisco G. Cigarroa

Francisco G. Cigarroa, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England, on June 7, 2024.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Jennifer C. Feikin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Park City, UT, on September 13, 2024.

(City, State)

/s/ Jennifer C. Feikin

Jennifer C. Feikin, Board member

POWER OF ATTORNEY

I, Michael C. Gitlin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on June 7, 2024.

(City, State)

/s/ Michael C. Gitlin

Michael C. Gitlin, Board member

POWER OF ATTORNEY

I, Leslie Stone Heisz, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Conservative Equity ETF (File No. 333-276928, File No. 811-23933)
-	Capital Group Core Balanced ETF (File No. 333-271211, File No. 811-23867)
-	Capital Group Core Equity ETF (File No. 333-259021, File No. 811-23735)
-	Capital Group Dividend Growers ETF (File No. 333-271210, File No. 811-23866)
-	Capital Group Dividend Value ETF (File No. 333-259023, File No. 811-23736)
-	Capital Group Equity ETF Trust I (File No.333-281924, File No. 811-24000)
-	Capital Group Fixed Income ETF Trust (File No. 333-259025, File No. 811-23738)
-	Capital Group Global Equity ETF (File No. 333-276927, File No. 811-23934)
-	Capital Group Global Growth Equity ETF (File No. 333-259024, File No. 811-23737)
-	Capital Group Growth ETF (File No. 333-259020, File No. 811-23733)
-	Capital Group International Core Equity ETF (File No. 333-276930, File No. 811-23935)
-	Capital Group International Equity ETF (File No. 333-271212, File No. 811-23865)
-	Capital Group International Focus Equity ETF (File No. 333-259022, File No. 811-23734)
-	Capital Group New Geography Equity ETF (File No. 333-276931, File No. 811-23936)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, on September 13, 2024.

(City, State)

/s/ Leslie Stone Heisz

Leslie Stone Heisz, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England, on June 7, 2024.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Funds Global Insight Fund (File No. 333-233375, File No. 811-23468)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds International Vantage Fund (Fund No. 333-233374, File No. 811-23467)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds U.S. Small and Mid Cap Equity Fund (File No. 333-280621, File No. 811-23979)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital Group U.S. Equity Fund (File No. 333-233376, File No. 811-23469)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Emerging Markets Growth Fund, Inc. (File No. 333-74995, File No. 811-04692)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, California, on September 12, 2024.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England, on June 7, 2024.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member

POWER OF ATTORNEY

I, Alexandra Trower, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England, on June 7, 2024.

(City, State)

/s/ Alexandra Trower

Alexandra Trower, Board member

POWER OF ATTORNEY

I, Paul S. Williams, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Multi-Sector Income Fund (File No. 333-228995, File No. 811-23409)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Group Central Fund Series – Capital Group Central Cash Fund (File No. 811-23391)
-	Capital Group Central Fund Series II (File No. 811-23633)
-	Capital Group Completion Fund Series (File No. 333-278929, File No. 811-23959)
-	Capital Group Private Client Services Funds (File No. 333-163115, File No. 811-22349)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Jane Y. Chung Susan K. Countess Julie E. Lawton Melissa B. Leyva Timothy W. McHale Marilyn Paramo Michael W. Stockton Courtney R. Taylor Michael R. Tom	Randall F. Buonviri Sandra Chuon Mariah L. Coria Brian C. Janssen Hong T. Le Gregory F. Niland Becky L. Park W. Michael Pattie Troy S. Tanner

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at London, England, on June 7, 2024.

(City, State)

/s/ Paul S. Williams

Paul S. Williams, Board member